Jackson National Separate Account V

Financial Statements

December 31, 2022

Jackson National Separate Account V
Statements of Assets and Liabilities
December 31, 2022

	JNL Aggressive Growth Allocation Fund - Class A	JNL Conservative Allocation Fund - Class A	JNL Growth Allocation Fund - Class A	JNL iShares Tactical Growth Fund - Class A	JNL iShares Tactical Moderate Fund - Class A	JNL iShares Tactical Moderate Growth Fund - Class A	JNL Moderate Allocation Fund - Class A
Assets
Investments in Funds, at fair value	$—	$293,628	$81,855	$—	$114,593	$—	$451,837
Receivables:
Investments in Fund shares sold	—	13	4	—	5	—	19
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	293,641	81,859	—	114,598	—	451,856

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	—	13	4	—	5	—	19
Total liabilities	—	13	4	—	5	—	19
Net assets	$—	$293,628	$81,855	$—	$114,593	$—	$451,837

Investments in Funds, shares outstanding	—	23,490	5,056	—	10,389	—	30,654
Investments in Funds, at cost	$—	$290,565	$73,820	$—	$127,114	$—	$419,731

Jackson National Separate Account V
Statements of Operations
For the Year Ended December 31, 2022

	JNL Aggressive Growth Allocation Fund - Class A	JNL Conservative Allocation Fund - Class A	JNL Growth Allocation Fund - Class A	JNL iShares Tactical Growth Fund - Class A	JNL iShares Tactical Moderate Fund - Class A	JNL iShares Tactical Moderate Growth Fund - Class A	JNL Moderate Allocation Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$1,761	$—	$—
Expenses
Asset-based charges	68	4,276	1,240	—	2,098	—	7,085
Total expenses	68	4,276	1,240	—	2,098	—	7,085
Net investment income (loss)	(68)	(4,276)	(1,240)	—	(337)	—	(7,085)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	6,032	—	—
Sales of investments in Funds	(2,266)	339	3,567	—	(169)	—	2,483
Net change in unrealized appreciation
(depreciation) on investments in Funds	(326)	(33,906)	(17,519)	—	(26,783)	—	(76,026)
Net realized and unrealized gain (loss)	(2,592)	(33,567)	(13,952)	—	(20,920)	—	(73,543)

Net change in net assets
from operations	$(2,660)	$(37,843)	$(15,192)	$—	$(21,257)	$—	$(80,628)

See Notes to the Financial Statements.

1

Jackson National Separate Account V
Statements of Assets and Liabilities
December 31, 2022

	JNL Moderate Growth Allocation Fund - Class A	JNL Multi-Manager Alternative Fund - Class A	JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL Multi-Manager International Small Cap Fund - Class A	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class A
Assets
Investments in Funds, at fair value	$31,825	$—	$75,656	$39,604	$61,845	$149,910	$437,450
Receivables:
Investments in Fund shares sold	1	—	3	2	3	6	18
Investment Division units sold	—	—	—	—	—	—	—
Total assets	31,826	—	75,659	39,606	61,848	149,916	437,468

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	1	—	3	2	3	6	18
Total liabilities	1	—	3	2	3	6	18
Net assets	$31,825	$—	$75,656	$39,604	$61,845	$149,910	$437,450

Investments in Funds, shares outstanding	1,987	—	9,712	4,309	3,666	4,506	26,903
Investments in Funds, at cost	$26,651	$—	$96,497	$61,398	$55,171	$183,549	$441,985

Jackson National Separate Account V
Statements of Operations
For the Year Ended December 31, 2022

	JNL Moderate Growth Allocation Fund - Class A	JNL Multi-Manager Alternative Fund - Class A	JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL Multi-Manager International Small Cap Fund - Class A	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class A
Investment Income
Dividends	$—	$—	$714	$489	$—	$—	$—
Expenses
Asset-based charges	525	—	1,426	1,197	450	2,533	7,029
Total expenses	525	—	1,426	1,197	450	2,533	7,029
Net investment income (loss)	(525)	—	(712)	(708)	(450)	(2,533)	(7,029)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	6,083	5,860	—	—	—
Sales of investments in Funds	615	—	(2,016)	(20,746)	139	(34,974)	602
Net change in unrealized appreciation
(depreciation) on investments in Funds	(6,622)	—	(32,855)	(23,714)	(948)	(54,203)	(65,921)
Net realized and unrealized gain (loss)	(6,007)	—	(28,788)	(38,600)	(809)	(89,177)	(65,319)

Net change in net assets
from operations	$(6,532)	$—	$(29,500)	$(39,308)	$(1,259)	$(91,710)	$(72,348)

See Notes to the Financial Statements.

2

Jackson National Separate Account V
Statements of Assets and Liabilities
December 31, 2022

	JNL/AB Sustainable Global Thematic Fund - Class A	JNL/American Funds Balanced Fund - Class A	JNL/American Funds Bond Fund of America Fund - Class A	JNL/American Funds Capital Income Builder Fund - Class A	JNL/American Funds Capital World Bond Fund - Class A	JNL/American Funds Global Growth Fund - Class A	JNL/American Funds Global Small Capitalization Fund - Class A
Assets
Investments in Funds, at fair value	$—	$249,494	$—	$43,919	$53,959	$—	$5,756
Receivables:
Investments in Fund shares sold	—	11	—	2	2	—	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	249,505	—	43,921	53,961	—	5,756

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	—	11	—	2	2	—	—
Total liabilities	—	11	—	2	2	—	—
Net assets	$—	$249,494	$—	$43,919	$53,959	$—	$5,756

Investments in Funds, shares outstanding	—	18,092	—	3,609	5,603	—	359
Investments in Funds, at cost	$—	$212,922	$—	$38,399	$63,197	$—	$6,806

Jackson National Separate Account V
Statements of Operations
For the Year Ended December 31, 2022

	JNL/AB Sustainable Global Thematic Fund - Class A(a)	JNL/American Funds Balanced Fund - Class A	JNL/American Funds Bond Fund of America Fund - Class A	JNL/American Funds Capital Income Builder Fund - Class A	JNL/American Funds Capital World Bond Fund - Class A	JNL/American Funds Global Growth Fund - Class A	JNL/American Funds Global Small Capitalization Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	—	4,055	—	760	911	150	224
Total expenses	—	4,055	—	760	911	150	224
Net investment income (loss)	—	(4,055)	—	(760)	(911)	(150)	(224)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	—	4,952	—	1,072	(1,803)	(3,015)	(2,894)
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	(45,849)	—	(5,435)	(11,281)	(3,529)	(5,967)
Net realized and unrealized gain (loss)	—	(40,897)	—	(4,363)	(13,084)	(6,544)	(8,861)

Net change in net assets
from operations	$—	$(44,952)	$—	$(5,123)	$(13,995)	$(6,694)	$(9,085)

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 25, 2022. The Statement of Operations is from April 25, 2022 through December 31, 2022.

See Notes to the Financial Statements.

3

Jackson National Separate Account V
Statements of Assets and Liabilities
December 31, 2022

	JNL/American Funds Growth Allocation Fund - Class A	JNL/American Funds Growth Fund - Class A	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds International Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds New World Fund - Class A	JNL/American Funds Washington Mutual Investors Fund - Class A
Assets
Investments in Funds, at fair value	$62,176	$123,573	$122,819	$468,084	$375,996	$191,262	$139,648
Receivables:
Investments in Fund shares sold	3	6	5	19	16	8	6
Investment Division units sold	—	—	—	—	—	—	—
Total assets	62,179	123,579	122,824	468,103	376,012	191,270	139,654

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	3	6	5	19	16	8	6
Total liabilities	3	6	5	19	16	8	6
Net assets	$62,176	$123,573	$122,819	$468,084	$375,996	$191,262	$139,648

Investments in Funds, shares outstanding	2,962	3,451	3,863	34,342	20,889	13,319	4,561
Investments in Funds, at cost	$55,611	$152,633	$87,401	$476,015	$370,837	$193,831	$138,866

Jackson National Separate Account V
Statements of Operations
For the Year Ended December 31, 2022

	JNL/American Funds Growth Allocation Fund - Class A	JNL/American Funds Growth Fund - Class A	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds International Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds New World Fund - Class A	JNL/American Funds Washington Mutual Investors Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	850	3,527	2,459	7,635	6,416	2,742	3,200
Total expenses	850	3,527	2,459	7,635	6,416	2,742	3,200
Net investment income (loss)	(850)	(3,527)	(2,459)	(7,635)	(6,416)	(2,742)	(3,200)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	1,095	24,522	17,368	(3,201)	6,653	624	108,630
Net change in unrealized appreciation
(depreciation) on investments in Funds	(13,534)	(106,397)	(53,453)	(126,447)	(90,586)	(43,182)	(72,132)
Net realized and unrealized gain (loss)	(12,439)	(81,875)	(36,085)	(129,648)	(83,933)	(42,558)	36,498

Net change in net assets
from operations	$(13,289)	$(85,402)	$(38,544)	$(137,283)	$(90,349)	$(45,300)	$33,298

See Notes to the Financial Statements.

4

Jackson National Separate Account V
Statements of Assets and Liabilities
December 31, 2022

	JNL/AQR Large Cap Defensive Style Fund - Class A	JNL/Baillie Gifford International Growth Fund - Class A	JNL/BlackRock Global Allocation Fund - Class A	JNL/BlackRock Global Natural Resources Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/Causeway International Value Select Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class A
Assets
Investments in Funds, at fair value	$80,026	$16,388	$352,103	$284,938	$1,275,253	$399,710	$11,710
Receivables:
Investments in Fund shares sold	4	1	16	13	54	17	1
Investment Division units sold	—	—	—	—	—	—	—
Total assets	80,030	16,389	352,119	284,951	1,275,307	399,727	11,711

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	4	1	16	13	54	17	1
Total liabilities	4	1	16	13	54	17	1
Net assets	$80,026	$16,388	$352,103	$284,938	$1,275,253	$399,710	$11,710

Investments in Funds, shares outstanding	5,999	1,586	24,452	21,818	27,378	26,349	769
Investments in Funds, at cost	$78,432	$21,009	$285,964	$259,408	$971,213	$400,017	$12,673

Jackson National Separate Account V
Statements of Operations
For the Year Ended December 31, 2022

	JNL/AQR Large Cap Defensive Style Fund - Class A	JNL/Baillie Gifford International Growth Fund - Class A	JNL/BlackRock Global Allocation Fund - Class A	JNL/BlackRock Global Natural Resources Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/Causeway International Value Select Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class A
Investment Income
Dividends	$—	$78	$—	$—	$—	$5,534	$—
Expenses
Asset-based charges	1,266	907	6,207	3,274	26,282	6,545	199
Total expenses	1,266	907	6,207	3,274	26,282	6,545	199
Net investment income (loss)	(1,266)	(829)	(6,207)	(3,274)	(26,282)	(1,011)	(199)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	545	—	—	—	—	—
Sales of investments in Funds	52	(26,507)	5,289	717	235,962	(311)	6
Net change in unrealized appreciation
(depreciation) on investments in Funds	(5,776)	(32,187)	(74,992)	6,863	(1,175,966)	(39,094)	(5,086)
Net realized and unrealized gain (loss)	(5,724)	(58,149)	(69,703)	7,580	(940,004)	(39,405)	(5,080)

Net change in net assets
from operations	$(6,990)	$(58,978)	$(75,910)	$4,306	$(966,286)	$(40,416)	$(5,279)

See Notes to the Financial Statements.

5

Jackson National Separate Account V
Statements of Assets and Liabilities
December 31, 2022

	JNL/DFA International Core Equity Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class A	JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Total Return Fund - Class A
Assets
Investments in Funds, at fair value	$47,511	$1,046,123	$75,956	$2,022,832	$8,446	$15,320	$37,929
Receivables:
Investments in Fund shares sold	2	45	3	85	—	1	2
Investment Division units sold	—	—	—	—	—	—	—
Total assets	47,513	1,046,168	75,959	2,022,917	8,446	15,321	37,931

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	2	45	3	85	—	1	2
Total liabilities	2	45	3	85	—	1	2
Net assets	$47,511	$1,046,123	$75,956	$2,022,832	$8,446	$15,320	$37,929

Investments in Funds, shares outstanding	4,804	52,834	7,382	169,275	809	847	3,785
Investments in Funds, at cost	$46,256	$656,061	$79,277	$2,158,481	$8,835	$12,933	$41,673

Jackson National Separate Account V
Statements of Operations
For the Year Ended December 31, 2022

	JNL/DFA International Core Equity Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class A	JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Total Return Fund - Class A
Investment Income
Dividends	$568	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	154	18,664	703	34,503	162	280	679
Total expenses	154	18,664	703	34,503	162	280	679
Net investment income (loss)	414	(18,664)	(703)	(34,503)	(162)	(280)	(679)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	4,306	—	—	—	—	—	—
Sales of investments in Funds	10	80,893	(36)	(6,216)	(83)	1,030	(54)
Net change in unrealized appreciation
(depreciation) on investments in Funds	1,255	(298,958)	(3,321)	(330,382)	(1,761)	(6,308)	(5,830)
Net realized and unrealized gain (loss)	5,571	(218,065)	(3,357)	(336,598)	(1,844)	(5,278)	(5,884)

Net change in net assets
from operations	$5,985	$(236,729)	$(4,060)	$(371,101)	$(2,006)	$(5,558)	$(6,563)

See Notes to the Financial Statements.

6

Jackson National Separate Account V
Statements of Assets and Liabilities
December 31, 2022

	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/First Sentier Global Infrastructure Fund - Class A	JNL/Franklin Templeton Income Fund - Class A	JNL/Goldman Sachs 4 Fund - Class A	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A	JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Goldman Sachs Managed Growth Fund - Class A
Assets
Investments in Funds, at fair value	$562,288	$12,926	$1,081,086	$185,453	$1,671,954	$23,273	$3,229,650
Receivables:
Investments in Fund shares sold	24	1	46	8	71	1	137
Investment Division units sold	—	—	—	—	—	—	—
Total assets	562,312	12,927	1,081,132	185,461	1,672,025	23,274	3,229,787

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	24	1	46	8	71	1	137
Total liabilities	24	1	46	8	71	1	137
Net assets	$562,288	$12,926	$1,081,086	$185,453	$1,671,954	$23,273	$3,229,650

Investments in Funds, shares outstanding	50,294	772	76,946	6,147	58,521	1,659	136,560
Investments in Funds, at cost	$602,657	$10,713	$894,377	$198,261	$1,192,801	$22,526	$1,751,153

Jackson National Separate Account V
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/First Sentier Global Infrastructure Fund - Class A	JNL/Franklin Templeton Income Fund - Class A	JNL/Goldman Sachs 4 Fund - Class A	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A	JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Goldman Sachs Managed Growth Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	9,760	225	17,348	4,430	30,659	395	54,668
Total expenses	9,760	225	17,348	4,430	30,659	395	54,668
Net investment income (loss)	(9,760)	(225)	(17,348)	(4,430)	(30,659)	(395)	(54,668)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	(3,209)	812	37,564	(14,545)	96,854	1,308	146,197
Net change in unrealized appreciation
(depreciation) on investments in Funds	(93,158)	(1,381)	(92,046)	(31,181)	(644,677)	(5,686)	(1,060,497)
Net realized and unrealized gain (loss)	(96,367)	(569)	(54,482)	(45,726)	(547,823)	(4,378)	(914,300)

Net change in net assets
from operations	$(106,127)	$(794)	$(71,830)	$(50,156)	$(578,482)	$(4,773)	$(968,968)

See Notes to the Financial Statements.

7

Jackson National Separate Account V
Statements of Assets and Liabilities
December 31, 2022

	JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class A	JNL/Harris Oakmark Global Equity Fund - Class A	JNL/Heitman U.S. Focused Real Estate Fund - Class A	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Global Growth Fund - Class A
Assets
Investments in Funds, at fair value	$345,389	$4,015,623	$7,514	$15,130	$—	$655,725	$1,132,702
Receivables:
Investments in Fund shares sold	15	169	—	1	—	27	48
Investment Division units sold	—	—	—	—	—	—	—
Total assets	345,404	4,015,792	7,514	15,131	—	655,752	1,132,750

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	15	169	—	1	—	27	48
Total liabilities	15	169	—	1	—	27	48
Net assets	$345,389	$4,015,623	$7,514	$15,130	$—	$655,725	$1,132,702

Investments in Funds, shares outstanding	20,151	194,744	686	1,326	—	48,680	60,154
Investments in Funds, at cost	$247,522	$3,321,565	$7,677	$14,740	$—	$638,703	$1,007,945

Jackson National Separate Account V
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class A	JNL/Harris Oakmark Global Equity Fund - Class A	JNL/Heitman U.S. Focused Real Estate Fund - Class A	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Global Growth Fund - Class A
Investment Income
Dividends	$—	$—	$—	$70	$—	$—	$—
Expenses
Asset-based charges	6,145	72,257	113	239	—	2,919	20,454
Total expenses	6,145	72,257	113	239	—	2,919	20,454
Net investment income (loss)	(6,145)	(72,257)	(113)	(169)	—	(2,919)	(20,454)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	249	—	—	—
Sales of investments in Funds	11,076	307,514	16	144	—	70	85,824
Net change in unrealized appreciation
(depreciation) on investments in Funds	(85,329)	(1,385,478)	(1,916)	(3,251)	—	13,913	(675,549)
Net realized and unrealized gain (loss)	(74,253)	(1,077,964)	(1,900)	(2,858)	—	13,983	(589,725)

Net change in net assets
from operations	$(80,398)	$(1,150,221)	$(2,013)	$(3,027)	$—	$11,064	$(610,179)

See Notes to the Financial Statements.

8

Jackson National Separate Account V
Statements of Assets and Liabilities
December 31, 2022

	JNL/Invesco Small Cap Growth Fund - Class A	JNL/JPMorgan Global Allocation Fund - Class A	JNL/JPMorgan Hedged Equity Fund - Class A	JNL/JPMorgan MidCap Growth Fund - Class A	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/JPMorgan U.S. Value Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A
Assets
Investments in Funds, at fair value	$137,349	$455,727	$63,271	$827,658	$93,927	$346,385	$5,470
Receivables:
Investments in Fund shares sold	6	19	3	35	4	15	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	137,355	455,746	63,274	827,693	93,931	346,400	5,470

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	6	19	3	35	4	15	—
Total liabilities	6	19	3	35	4	15	—
Net assets	$137,349	$455,727	$63,271	$827,658	$93,927	$346,385	$5,470

Investments in Funds, shares outstanding	4,715	37,355	5,140	16,703	7,514	23,452	408
Investments in Funds, at cost	$161,525	$409,516	$59,750	$646,290	$103,447	$248,725	$7,084

Jackson National Separate Account V
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Invesco Small Cap Growth Fund - Class A	JNL/JPMorgan Global Allocation Fund - Class A	JNL/JPMorgan Hedged Equity Fund - Class A	JNL/JPMorgan MidCap Growth Fund - Class A	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/JPMorgan U.S. Value Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A
Investment Income
Dividends	$—	$—	$216	$—	$—	$—	$143
Expenses
Asset-based charges	3,527	7,238	991	13,606	1,615	5,528	87
Total expenses	3,527	7,238	991	13,606	1,615	5,528	87
Net investment income (loss)	(3,527)	(7,238)	(775)	(13,606)	(1,615)	(5,528)	56

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	168
Sales of investments in Funds	(24,957)	2,147	266	44,262	(755)	5,396	(141)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(118,075)	(108,835)	(6,401)	(363,411)	(13,074)	(15,445)	(1,343)
Net realized and unrealized gain (loss)	(143,032)	(106,688)	(6,135)	(319,149)	(13,829)	(10,049)	(1,316)

Net change in net assets
from operations	$(146,559)	$(113,926)	$(6,910)	$(332,755)	$(15,444)	$(15,577)	$(1,260)

See Notes to the Financial Statements.

9

Jackson National Separate Account V
Statements of Assets and Liabilities
December 31, 2022

	JNL/Loomis Sayles Global Growth Fund - Class A	JNL/Lord Abbett Short Duration Income Fund - Class A	JNL/Mellon Bond Index Fund - Class A	JNL/Mellon Communication Services Sector Fund - Class A	JNL/Mellon Consumer Discretionary Sector Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class A	JNL/Mellon Dow Index Fund - Class A
Assets
Investments in Funds, at fair value	$52,726	$—	$228,452	$17,752	$222,773	$25,473	$—
Receivables:
Investments in Fund shares sold	2	—	10	1	9	1	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	52,728	—	228,462	17,753	222,782	25,474	—

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	2	—	10	1	9	1	—
Total liabilities	2	—	10	1	9	1	—
Net assets	$52,726	$—	$228,452	$17,752	$222,773	$25,473	$—

Investments in Funds, shares outstanding	4,468	—	20,921	1,446	7,588	1,683	—
Investments in Funds, at cost	$50,856	$—	$252,484	$24,925	$250,368	$20,182	$—

Jackson National Separate Account V
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Loomis Sayles Global Growth Fund - Class A	JNL/Lord Abbett Short Duration Income Fund - Class A	JNL/Mellon Bond Index Fund - Class A	JNL/Mellon Communication Services Sector Fund - Class A	JNL/Mellon Consumer Discretionary Sector Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class A	JNL/Mellon Dow Index Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	849	—	3,935	354	4,141	452	—
Total expenses	849	—	3,935	354	4,141	452	—
Net investment income (loss)	(849)	—	(3,935)	(354)	(4,141)	(452)	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	548	—	(2,572)	165	4,331	2,766	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	(17,809)	—	(33,974)	(12,961)	(138,880)	(3,909)	—
Net realized and unrealized gain (loss)	(17,261)	—	(36,546)	(12,796)	(134,549)	(1,143)	—

Net change in net assets
from operations	$(18,110)	$—	$(40,481)	$(13,150)	$(138,690)	$(1,595)	$—

See Notes to the Financial Statements.

10

Jackson National Separate Account V
Statements of Assets and Liabilities
December 31, 2022

	JNL/Mellon Emerging Markets Index Fund - Class A	JNL/Mellon Energy Sector Fund - Class A	JNL/Mellon Financial Sector Fund - Class A	JNL/Mellon Healthcare Sector Fund - Class A	JNL/Mellon Industrials Sector Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class A	JNL/Mellon International Index Fund - Class A
Assets
Investments in Funds, at fair value	$91,690	$1,043,746	$102,417	$220,050	$1,870	$194,290	$319,695
Receivables:
Investments in Fund shares sold	4	44	5	9	—	8	14
Investment Division units sold	—	—	—	—	—	—	—
Total assets	91,694	1,043,790	102,422	220,059	1,870	194,298	319,709

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	4	44	5	9	—	8	14
Total liabilities	4	44	5	9	—	8	14
Net assets	$91,690	$1,043,746	$102,417	$220,050	$1,870	$194,290	$319,695

Investments in Funds, shares outstanding	9,132	28,841	6,188	5,190	126	6,674	24,348
Investments in Funds, at cost	$113,758	$945,358	$78,887	$142,212	$1,859	$149,251	$350,175

Jackson National Separate Account V
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Mellon Emerging Markets Index Fund - Class A	JNL/Mellon Energy Sector Fund - Class A	JNL/Mellon Financial Sector Fund - Class A	JNL/Mellon Healthcare Sector Fund - Class A	JNL/Mellon Industrials Sector Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class A	JNL/Mellon International Index Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$748
Expenses
Asset-based charges	1,651	14,299	1,540	3,643	27	4,295	5,243
Total expenses	1,651	14,299	1,540	3,643	27	4,295	5,243
Net investment income (loss)	(1,651)	(14,299)	(1,540)	(3,643)	(27)	(4,295)	(4,495)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	7,764
Sales of investments in Funds	(3,233)	410,661	4,741	20,431	(4)	44,969	(2,877)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(20,466)	65,598	(17,204)	(40,397)	7	(182,032)	(62,581)
Net realized and unrealized gain (loss)	(23,699)	476,259	(12,463)	(19,966)	3	(137,063)	(57,694)

Net change in net assets
from operations	$(25,350)	$461,960	$(14,003)	$(23,609)	$(24)	$(141,358)	$(62,189)

See Notes to the Financial Statements.

11

Jackson National Separate Account V
Statements of Assets and Liabilities
December 31, 2022

	JNL/Mellon Materials Sector Fund - Class A	JNL/Mellon Nasdaq® 100 Index Fund - Class A	JNL/Mellon Real Estate Sector Fund - Class A	JNL/Mellon S&P 400 MidCap Index Fund - Class A	JNL/Mellon S&P 500 Index Fund - Class A	JNL/Mellon Small Cap Index Fund - Class A	JNL/Mellon U.S. Stock Market Index Fund - Class A
Assets
Investments in Funds, at fair value	$74,823	$280,539	$7,833	$144,935	$3,005,104	$1,338,548	$772,572
Receivables:
Investments in Fund shares sold	3	12	—	6	130	57	34
Investment Division units sold	—	—	—	—	—	—	—
Total assets	74,826	280,551	7,833	144,941	3,005,234	1,338,605	772,606

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	3	12	—	6	130	57	34
Total liabilities	3	12	—	6	130	57	34
Net assets	$74,823	$280,539	$7,833	$144,935	$3,005,104	$1,338,548	$772,572

Investments in Funds, shares outstanding	5,218	7,140	651	5,317	101,114	58,863	48,774
Investments in Funds, at cost	$81,125	$328,538	$7,547	$153,343	$2,623,873	$1,370,352	$857,063

Jackson National Separate Account V
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Mellon Materials Sector Fund - Class A	JNL/Mellon Nasdaq® 100 Index Fund - Class A	JNL/Mellon Real Estate Sector Fund - Class A	JNL/Mellon S&P 400 MidCap Index Fund - Class A	JNL/Mellon S&P 500 Index Fund - Class A	JNL/Mellon Small Cap Index Fund - Class A	JNL/Mellon U.S. Stock Market Index Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	682	6,453	126	3,539	49,768	20,688	14,528
Total expenses	682	6,453	126	3,539	49,768	20,688	14,528
Net investment income (loss)	(682)	(6,453)	(126)	(3,539)	(49,768)	(20,688)	(14,528)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	(82)	(106,923)	252	12,191	273,530	50,514	(13,550)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(6,302)	(95,136)	(2,838)	(36,305)	(921,055)	(279,742)	(202,903)
Net realized and unrealized gain (loss)	(6,384)	(202,059)	(2,586)	(24,114)	(647,525)	(229,228)	(216,453)

Net change in net assets
from operations	$(7,066)	$(208,512)	$(2,712)	$(27,653)	$(697,293)	$(249,916)	$(230,981)

See Notes to the Financial Statements.

12

Jackson National Separate Account V
Statements of Assets and Liabilities
December 31, 2022

	JNL/Mellon Utilities Sector Fund - Class A	JNL/Mellon World Index Fund - Class A	JNL/MFS Mid Cap Value Fund - Class A	JNL/Morningstar U.S. Sustainability Index Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/Newton Equity Income Fund - Class A
Assets
Investments in Funds, at fair value	$41,457	$21,581	$1,167,470	$—	$5,416	$92,683	$66,930
Receivables:
Investments in Fund shares sold	2	1	50	—	—	4	3
Investment Division units sold	—	—	—	—	—	—	—
Total assets	41,459	21,582	1,167,520	—	5,416	92,687	66,933

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	2	1	50	—	—	4	3
Total liabilities	2	1	50	—	—	4	3
Net assets	$41,457	$21,581	$1,167,470	$—	$5,416	$92,683	$66,930

Investments in Funds, shares outstanding	2,204	712	71,800	—	544	8,395	2,579
Investments in Funds, at cost	$37,573	$19,774	$990,187	$—	$6,475	$90,783	$61,670

Jackson National Separate Account V
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Mellon Utilities Sector Fund - Class A	JNL/Mellon World Index Fund - Class A	JNL/MFS Mid Cap Value Fund - Class A	JNL/Morningstar U.S. Sustainability Index Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/Newton Equity Income Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$72	$—	$—
Expenses
Asset-based charges	542	343	18,632	—	87	1,436	3,481
Total expenses	542	343	18,632	—	87	1,436	3,481
Net investment income (loss)	(542)	(343)	(18,632)	—	(15)	(1,436)	(3,481)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	1,107	—	—
Sales of investments in Funds	178	134	26,844	—	48	68	2,298
Net change in unrealized appreciation
(depreciation) on investments in Funds	(570)	(4,980)	(142,242)	—	(2,113)	(11,448)	4,932
Net realized and unrealized gain (loss)	(392)	(4,846)	(115,398)	—	(958)	(11,380)	7,230

Net change in net assets
from operations	$(934)	$(5,189)	$(134,030)	$—	$(973)	$(12,816)	$3,749

See Notes to the Financial Statements.

13

Jackson National Separate Account V
Statements of Assets and Liabilities
December 31, 2022

	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class A	JNL/PIMCO Real Return Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America Total Return Fund - Class A	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
Assets
Investments in Funds, at fair value	$71,174	$66	$102,600	$19,825	$735,859	$4,202	$40,591
Receivables:
Investments in Fund shares sold	3	—	5	1	31	—	2
Investment Division units sold	—	—	—	—	—	—	—
Total assets	71,177	66	102,605	19,826	735,890	4,202	40,593

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	3	—	5	1	31	—	2
Total liabilities	3	—	5	1	31	—	2
Net assets	$71,174	$66	$102,600	$19,825	$735,859	$4,202	$40,591

Investments in Funds, shares outstanding	6,883	6	9,456	1,824	53,949	355	5,427
Investments in Funds, at cost	$73,666	$80	$101,810	$18,875	$723,897	$4,786	$37,273

Jackson National Separate Account V
Statements of Operations
For the Year Ended December 31, 2022

	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class A	JNL/PIMCO Real Return Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America Total Return Fund - Class A	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	1,422	93	2,012	351	14,022	73	896
Total expenses	1,422	93	2,012	351	14,022	73	896
Net investment income (loss)	(1,422)	(93)	(2,012)	(351)	(14,022)	(73)	(896)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	(1,216)	(2,427)	2,375	211	4,972	(9)	1,161
Net change in unrealized appreciation
(depreciation) on investments in Funds	(8,071)	199	(18,572)	(1,333)	(133,428)	(689)	(11,180)
Net realized and unrealized gain (loss)	(9,287)	(2,228)	(16,197)	(1,122)	(128,456)	(698)	(10,019)

Net change in net assets
from operations	$(10,709)	$(2,321)	$(18,209)	$(1,473)	$(142,478)	$(771)	$(10,915)

See Notes to the Financial Statements.

14

Jackson National Separate Account V
Statements of Assets and Liabilities
December 31, 2022

	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class A	JNL/T. Rowe Price Capital Appreciation Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A	JNL/T. Rowe Price U.S. High Yield Fund - Class A
Assets
Investments in Funds, at fair value	$1,384,638	$—	$655,518	$2,377,714	$2,816,537	$487,582	$—
Receivables:
Investments in Fund shares sold	59	—	29	100	121	20	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	1,384,697	—	655,547	2,377,814	2,816,658	487,602	—

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	59	—	29	100	121	20	—
Total liabilities	59	—	29	100	121	20	—
Net assets	$1,384,638	$—	$655,518	$2,377,714	$2,816,537	$487,582	$—

Investments in Funds, shares outstanding	75,912	—	31,215	49,712	46,188	48,564	—
Investments in Funds, at cost	$904,428	$—	$610,372	$2,489,986	$1,909,508	$494,947	$—

Jackson National Separate Account V
Statements of Operations
For the Year Ended December 31, 2022

	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class A	JNL/T. Rowe Price Capital Appreciation Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A	JNL/T. Rowe Price U.S. High Yield Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	23,150	—	11,137	45,896	50,383	7,910	—
Total expenses	23,150	—	11,137	45,896	50,383	7,910	—
Net investment income (loss)	(23,150)	—	(11,137)	(45,896)	(50,383)	(7,910)	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	76,276	—	4,614	58,431	207,685	(191)	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	(212,607)	—	(97,550)	(1,665,032)	(1,126,779)	(25,848)	—
Net realized and unrealized gain (loss)	(136,331)	—	(92,936)	(1,606,601)	(919,094)	(26,039)	—

Net change in net assets
from operations	$(159,481)	$—	$(104,073)	$(1,652,497)	$(969,477)	$(33,949)	$—

See Notes to the Financial Statements.

15

Jackson National Separate Account V
Statements of Assets and Liabilities
December 31, 2022

	JNL/T. Rowe Price Value Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A	JNL/WCM Focused International Equity Fund - Class A	JNL/Westchester Capital Event Driven Fund - Class A	JNL/Western Asset Global Multi-Sector Bond Fund - Class A
Assets
Investments in Funds, at fair value	$832,151	$224,262	$—	$21,815	$54,385	$—	$225,962
Receivables:
Investments in Fund shares sold	35	10	—	1	2	—	9
Investment Division units sold	—	—	—	—	—	—	—
Total assets	832,186	224,272	—	21,816	54,387	—	225,971

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	35	10	—	1	2	—	9
Total liabilities	35	10	—	1	2	—	9
Net assets	$832,151	$224,262	$—	$21,815	$54,385	$—	$225,962

Investments in Funds, shares outstanding	37,963	17,439	—	1,807	3,950	—	31,870
Investments in Funds, at cost	$591,615	$249,825	$—	$24,650	$59,298	$—	$308,841

Jackson National Separate Account V
Statements of Operations
For the Year Ended December 31, 2022

	JNL/T. Rowe Price Value Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A	JNL/WCM Focused International Equity Fund - Class A	JNL/Westchester Capital Event Driven Fund - Class A	JNL/Western Asset Global Multi-Sector Bond Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	13,868	3,986	134	340	224	—	3,747
Total expenses	13,868	3,986	134	340	224	—	3,747
Net investment income (loss)	(13,868)	(3,986)	(134)	(340)	(224)	—	(3,747)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	9,910	—	—
Sales of investments in Funds	47,683	(2,091)	3,246	(29)	(2,585)	—	(14,808)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(168,877)	(46,222)	(6,186)	(3,953)	(4,697)	—	(1,849)
Net realized and unrealized gain (loss)	(121,194)	(48,313)	(2,940)	(3,982)	2,628	—	(16,657)

Net change in net assets
from operations	$(135,062)	$(52,299)	$(3,074)	$(4,322)	$2,404	$—	$(20,404)

See Notes to the Financial Statements.

16

Jackson National Separate Account V
Statements of Assets and Liabilities
December 31, 2022

	JNL/William Blair International Leaders Fund - Class A	JNL/WMC Balanced Fund - Class A	JNL/WMC Equity Income Fund - Class A	JNL/WMC Global Real Estate Fund - Class A	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Value Fund - Class A
Assets
Investments in Funds, at fair value	$589,661	$1,241,792	$658	$84,062	$412,918	$188,806
Receivables:
Investments in Fund shares sold	25	53	—	4	18	8
Investment Division units sold	—	—	—	—	—	—
Total assets	589,686	1,241,845	658	84,066	412,936	188,814

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—
Insurance fees due to Jackson	25	53	—	4	18	8
Total liabilities	25	53	—	4	18	8
Net assets	$589,661	$1,241,792	$658	$84,062	$412,918	$188,806

Investments in Funds, shares outstanding	60,293	42,295	41	9,585	412,918	6,486
Investments in Funds, at cost	$707,817	$886,254	$649	$92,954	$412,918	$143,853

Jackson National Separate Account V
Statements of Operations
For the Year Ended December 31, 2022

	JNL/William Blair International Leaders Fund - Class A	JNL/WMC Balanced Fund - Class A	JNL/WMC Equity Income Fund - Class A	JNL/WMC Global Real Estate Fund - Class A	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Value Fund - Class A
Investment Income
Dividends	$11,484	$—	$—	$—	$4,236	$—
Expenses
Asset-based charges	10,724	26,585	4	1,460	7,706	4,081
Total expenses	10,724	26,585	4	1,460	7,706	4,081
Net investment income (loss)	760	(26,585)	(4)	(1,460)	(3,470)	(4,081)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	93,697	—	—	—	—	—
Sales of investments in Funds	(4,639)	196,310	—	520	1	27,549
Net change in unrealized appreciation
(depreciation) on investments in Funds	(323,874)	(487,843)	9	(31,136)	—	(45,373)
Net realized and unrealized gain (loss)	(234,816)	(291,533)	9	(30,616)	1	(17,824)

Net change in net assets
from operations	$(234,056)	$(318,118)	$5	$(32,076)	$(3,469)	$(21,905)

See Notes to the Financial Statements.

17

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2022

	JNL Aggressive Growth Allocation Fund - Class A	JNL Conservative Allocation Fund - Class A	JNL Growth Allocation Fund - Class A	JNL iShares Tactical Growth Fund - Class A	JNL iShares Tactical Moderate Fund - Class A	JNL iShares Tactical Moderate Growth Fund - Class A	JNL Moderate Allocation Fund - Class A
Operations
Net investment income (loss)	$(68)	$(4,276)	$(1,240)	$—	$(337)	$—	$(7,085)
Net realized gain (loss) on investments in Funds	(2,266)	339	3,567	—	5,863	—	2,483
Net change in unrealized appreciation
(depreciation) on investments in Funds	(326)	(33,906)	(17,519)	—	(26,783)	—	(76,026)
Net change in net assets
from operations	(2,660)	(37,843)	(15,192)	—	(21,257)	—	(80,628)

Contract transactions
Surrenders and terminations	—	(9,000)	(6,296)	—	(13,283)	—	(2,359)
Transfers between Investment Divisions	(29,462)	87,142	52,202	—	991	—	41,499
Contract owner charges	—	—	(109)	—	(23)	—	(72)
Net change in net assets
from contract transactions	(29,462)	78,142	45,797	—	(12,315)	—	39,068

Net change in net assets	(32,122)	40,299	30,605	—	(33,572)	—	(41,560)

Net assets beginning of year	32,122	253,329	51,250	—	148,165	—	493,397

Net assets end of year	$—	$293,628	$81,855	$—	$114,593	$—	$451,837

Contract unit transactions
Units outstanding at beginning of year	1,604	19,759	2,474	—	10,085	—	28,568
Units issued	—	7,734	3,937	—	67	—	3,844
Units redeemed	(1,604)	(799)	(1,424)	—	(1,022)	—	(1,272)
Units outstanding at end of year	—	26,694	4,987	—	9,130	—	31,140
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$—	$87,142	$70,053	$—	$8,784	$—	$57,988
Proceeds from sales	$29,530	$13,276	$25,496	$—	$15,404	$—	$26,005

See Notes to the Financial Statements.

18

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2022

	JNL Moderate Growth Allocation Fund - Class A	JNL Multi-Manager Alternative Fund - Class A	JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL Multi-Manager International Small Cap Fund - Class A	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class A
Operations
Net investment income (loss)	$(525)	$—	$(712)	$(708)	$(450)	$(2,533)	$(7,029)
Net realized gain (loss) on investments in Funds	615	—	4,067	(14,886)	139	(34,974)	602
Net change in unrealized appreciation
(depreciation) on investments in Funds	(6,622)	—	(32,855)	(23,714)	(948)	(54,203)	(65,921)
Net change in net assets
from operations	(6,532)	—	(29,500)	(39,308)	(1,259)	(91,710)	(72,348)

Contract transactions
Purchase payments	—	—	—	—	—	3,372	—
Surrenders and terminations	(1,905)	—	(5,564)	(8,280)	(195)	(18,255)	(20,926)
Transfers between Investment Divisions	918	—	(12,908)	(23,593)	41,375	(36,063)	(14,941)
Contract owner charges	(103)	—	(381)	(105)	—	(148)	(24)
Net change in net assets
from contract transactions	(1,090)	—	(18,853)	(31,978)	41,180	(51,094)	(35,891)

Net change in net assets	(7,622)	—	(48,353)	(71,286)	39,921	(142,804)	(108,239)

Net assets beginning of year	39,447	—	124,009	110,890	21,924	292,714	545,689

Net assets end of year	$31,825	$—	$75,656	$39,604	$61,845	$149,910	$437,450

Contract unit transactions
Units outstanding at beginning of year	2,049	—	8,540	7,195	1,117	5,596	20,250
Units issued	62	—	349	515	2,740	1,642	10
Units redeemed	(118)	—	(1,887)	(3,964)	(21)	(3,026)	(1,501)
Units outstanding at end of year	1,993	—	7,002	3,746	3,836	4,212	18,759
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$985	$—	$10,981	$12,306	$41,526	$58,258	$273
Proceeds from sales	$2,600	$—	$24,463	$39,132	$796	$111,885	$43,193

See Notes to the Financial Statements.

19

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2022

	JNL/AB Sustainable Global Thematic Fund - Class A(a)	JNL/American Funds Balanced Fund - Class A	JNL/American Funds Bond Fund of America Fund - Class A	JNL/American Funds Capital Income Builder Fund - Class A	JNL/American Funds Capital World Bond Fund - Class A	JNL/American Funds Global Growth Fund - Class A	JNL/American Funds Global Small Capitalization Fund - Class A
Operations
Net investment income (loss)	$—	$(4,055)	$—	$(760)	$(911)	$(150)	$(224)
Net realized gain (loss) on investments in Funds	—	4,952	—	1,072	(1,803)	(3,015)	(2,894)
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	(45,849)	—	(5,435)	(11,281)	(3,529)	(5,967)
Net change in net assets
from operations	—	(44,952)	—	(5,123)	(13,995)	(6,694)	(9,085)

Contract transactions
Purchase payments	—	5,342	—	—	—	—	—
Surrenders and terminations	—	(22,237)	—	(5,282)	(24,733)	(20,336)	(18,505)
Transfers between Investment Divisions	—	17,683	—	(2,836)	7,869	227	1,976
Contract owner charges	—	(1,291)	—	(14)	(25)	—	(3)
Net change in net assets
from contract transactions	—	(503)	—	(8,132)	(16,889)	(20,109)	(16,532)

Net change in net assets	—	(45,455)	—	(13,255)	(30,884)	(26,803)	(25,617)

Net assets beginning of year	—	294,949	—	57,174	84,843	26,803	31,373

Net assets end of year	$—	$249,494	$—	$43,919	$53,959	$—	$5,756

Contract unit transactions
Units outstanding at beginning of year	—	12,488	—	4,574	7,827	1,042	1,319
Units issued	—	1,184	—	17	1,067	12	107
Units redeemed	—	(1,235)	—	(734)	(2,721)	(1,054)	(1,076)
Units outstanding at end of year	—	12,437	—	3,857	6,173	—	350
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$—	$25,045	$—	$177	$10,193	$226	$1,977
Proceeds from sales	$—	$29,603	$—	$9,069	$27,993	$20,485	$18,733

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 25, 2022. The Statement of Changes in Net Assets is from April 25, 2022 through December 31, 2022.

See Notes to the Financial Statements.

20

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2022

	JNL/American Funds Growth Allocation Fund - Class A	JNL/American Funds Growth Fund - Class A	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds International Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds New World Fund - Class A	JNL/American Funds Washington Mutual Investors Fund - Class A
Operations
Net investment income (loss)	$(850)	$(3,527)	$(2,459)	$(7,635)	$(6,416)	$(2,742)	$(3,200)
Net realized gain (loss) on investments in Funds	1,095	24,522	17,368	(3,201)	6,653	624	108,630
Net change in unrealized appreciation
(depreciation) on investments in Funds	(13,534)	(106,397)	(53,453)	(126,447)	(90,586)	(43,182)	(72,132)
Net change in net assets
from operations	(13,289)	(85,402)	(38,544)	(137,283)	(90,349)	(45,300)	33,298

Contract transactions
Purchase payments	846	—	—	—	—	—	846
Surrenders and terminations	(5,006)	(34,210)	(38,170)	(4,864)	(12,248)	(23,184)	(68,203)
Transfers between Investment Divisions	18,776	(211,909)	(16,226)	41,322	(40,646)	91,647	(17,504)
Contract owner charges	(58)	(14)	(697)	(6)	(1,402)	(9)	(662)
Net change in net assets
from contract transactions	14,558	(246,133)	(55,093)	36,452	(54,296)	68,454	(85,523)

Net change in net assets	1,269	(331,535)	(93,637)	(100,831)	(144,645)	23,154	(52,225)

Net assets beginning of year	60,907	455,108	216,456	568,915	520,641	168,108	191,873

Net assets end of year	$62,176	$123,573	$122,819	$468,084	$375,996	$191,262	$139,648

Contract unit transactions
Units outstanding at beginning of year	2,590	10,096	6,310	34,767	26,760	9,393	6,412
Units issued	1,004	15,412	49	5,256	89	6,418	50,521
Units redeemed	(255)	(21,514)	(1,986)	(3,275)	(3,136)	(1,748)	(51,720)
Units outstanding at end of year	3,339	3,994	4,373	36,748	23,713	14,063	5,213
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$19,622	$622,002	$1,458	$75,018	$1,456	$93,429	$1,435,183
Proceeds from sales	$5,914	$871,662	$59,010	$46,201	$62,168	$27,717	$1,523,906

See Notes to the Financial Statements.

21

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2022

	JNL/AQR Large Cap Defensive Style Fund - Class A	JNL/Baillie Gifford International Growth Fund - Class A	JNL/BlackRock Global Allocation Fund - Class A	JNL/BlackRock Global Natural Resources Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/Causeway International Value Select Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class A
Operations
Net investment income (loss)	$(1,266)	$(829)	$(6,207)	$(3,274)	$(26,282)	$(1,011)	$(199)
Net realized gain (loss) on investments in Funds	52	(25,962)	5,289	717	235,962	(311)	6
Net change in unrealized appreciation
(depreciation) on investments in Funds	(5,776)	(32,187)	(74,992)	6,863	(1,175,966)	(39,094)	(5,086)
Net change in net assets
from operations	(6,990)	(58,978)	(75,910)	4,306	(966,286)	(40,416)	(5,279)

Contract transactions
Purchase payments	23,742	—	—	13,567	11,891	—	—
Surrenders and terminations	(527)	(21,405)	(4,942)	(579)	(220,763)	(42,040)	—
Transfers between Investment Divisions	(1,373)	(53,292)	(9,529)	179,467	(272,036)	10,663	1,587
Contract owner charges	(8)	(2)	(4,660)	(717)	(1,262)	(549)	(2)
Net change in net assets
from contract transactions	21,834	(74,699)	(19,131)	191,738	(482,170)	(31,926)	1,585

Net change in net assets	14,844	(133,677)	(95,041)	196,044	(1,448,456)	(72,342)	(3,694)

Net assets beginning of year	65,182	150,065	447,144	88,894	2,723,709	472,052	15,404

Net assets end of year	$80,026	$16,388	$352,103	$284,938	$1,275,253	$399,710	$11,710

Contract unit transactions
Units outstanding at beginning of year	4,653	9,413	26,059	8,940	107,341	36,314	732
Units issued	1,850	881	205	16,360	6,027	1,708	106
Units redeemed	(150)	(8,629)	(1,556)	(513)	(31,335)	(4,401)	—
Units outstanding at end of year	6,353	1,665	24,708	24,787	82,033	33,621	838
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$23,742	$10,424	$3,089	$197,287	$110,094	$25,572	$1,587
Proceeds from sales	$3,174	$85,407	$28,427	$8,823	$618,546	$58,509	$201

See Notes to the Financial Statements.

22

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2022

	JNL/DFA International Core Equity Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class A	JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Total Return Fund - Class A
Operations
Net investment income (loss)	$414	$(18,664)	$(703)	$(34,503)	$(162)	$(280)	$(679)
Net realized gain (loss) on investments in Funds	4,316	80,893	(36)	(6,216)	(83)	1,030	(54)
Net change in unrealized appreciation
(depreciation) on investments in Funds	1,255	(298,958)	(3,321)	(330,382)	(1,761)	(6,308)	(5,830)
Net change in net assets
from operations	5,985	(236,729)	(4,060)	(371,101)	(2,006)	(5,558)	(6,563)

Contract transactions
Purchase payments	—	10,400	—	16,959	—	—	—
Surrenders and terminations	—	(150,840)	—	(126,122)	(1,979)	(1,354)	(1,200)
Transfers between Investment Divisions	41,526	(26,363)	80,016	(77,616)	29	(2,141)	(1,451)
Contract owner charges	—	(3,744)	—	(1,618)	(12)	(54)	(1)
Net change in net assets
from contract transactions	41,526	(170,547)	80,016	(188,397)	(1,962)	(3,549)	(2,652)

Net change in net assets	47,511	(407,276)	75,956	(559,498)	(3,968)	(9,107)	(9,215)

Net assets beginning of year	—	1,453,399	—	2,582,330	12,414	24,427	47,144

Net assets end of year	$47,511	$1,046,123	$75,956	$2,022,832	$8,446	$15,320	$37,929

Contract unit transactions
Units outstanding at beginning of year	—	42,010	—	122,361	1,075	928	4,135
Units issued	4,443	411	3,508	2,885	16	—	7
Units redeemed	—	(5,997)	—	(13,033)	(217)	(154)	(253)
Units outstanding at end of year	4,443	36,424	3,508	112,213	874	774	3,889
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$46,400	$12,000	$80,016	$57,659	$150	$—	$70
Proceeds from sales	$154	$201,211	$703	$280,559	$2,274	$3,829	$3,401

See Notes to the Financial Statements.

23

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2022

	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/First Sentier Global Infrastructure Fund - Class A	JNL/Franklin Templeton Income Fund - Class A	JNL/Goldman Sachs 4 Fund - Class A	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A	JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Goldman Sachs Managed Growth Fund - Class A
Operations
Net investment income (loss)	$(9,760)	$(225)	$(17,348)	$(4,430)	$(30,659)	$(395)	$(54,668)
Net realized gain (loss) on investments in Funds	(3,209)	812	37,564	(14,545)	96,854	1,308	146,197
Net change in unrealized appreciation
(depreciation) on investments in Funds	(93,158)	(1,381)	(92,046)	(31,181)	(644,677)	(5,686)	(1,060,497)
Net change in net assets
from operations	(106,127)	(794)	(71,830)	(50,156)	(578,482)	(4,773)	(968,968)

Contract transactions
Purchase payments	—	—	—	846	8,928	—	51,555
Surrenders and terminations	(52,351)	(1,816)	(31,419)	(27,640)	(114,884)	(961)	(148,958)
Transfers between Investment Divisions	449	(1,798)	77,809	(122,584)	(161,124)	(7,288)	(74,330)
Contract owner charges	(337)	(7)	(1,520)	(775)	(1,553)	(130)	(1,032)
Net change in net assets
from contract transactions	(52,239)	(3,621)	44,870	(150,153)	(268,633)	(8,379)	(172,765)

Net change in net assets	(158,366)	(4,415)	(26,960)	(200,309)	(847,115)	(13,152)	(1,141,733)

Net assets beginning of year	720,654	17,341	1,108,046	385,762	2,519,069	36,425	4,371,383

Net assets end of year	$562,288	$12,926	$1,081,086	$185,453	$1,671,954	$23,273	$3,229,650

Contract unit transactions
Units outstanding at beginning of year	34,298	959	59,512	10,686	72,715	2,279	136,982
Units issued	735	24	12,062	26	391	152	2,795
Units redeemed	(3,611)	(227)	(9,838)	(4,894)	(10,103)	(690)	(9,398)
Units outstanding at end of year	31,422	756	61,736	5,818	63,003	1,741	130,379
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$14,258	$373	$220,663	$832	$10,965	$2,084	$72,711
Proceeds from sales	$76,257	$4,219	$193,141	$155,415	$310,257	$10,858	$300,144

See Notes to the Financial Statements.

24

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2022

	JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class A	JNL/Harris Oakmark Global Equity Fund - Class A	JNL/Heitman U.S. Focused Real Estate Fund - Class A	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Global Growth Fund - Class A
Operations
Net investment income (loss)	$(6,145)	$(72,257)	$(113)	$(169)	$—	$(2,919)	$(20,454)
Net realized gain (loss) on investments in Funds	11,076	307,514	16	393	—	70	85,824
Net change in unrealized appreciation
(depreciation) on investments in Funds	(85,329)	(1,385,478)	(1,916)	(3,251)	—	13,913	(675,549)
Net change in net assets
from operations	(80,398)	(1,150,221)	(2,013)	(3,027)	—	11,064	(610,179)

Contract transactions
Purchase payments	—	3,622	—	—	—	—	7,818
Surrenders and terminations	(19,329)	(1,235,815)	—	(97)	—	(4,072)	(179,182)
Transfers between Investment Divisions	(10,168)	461,371	1,669	191	—	637,444	(53,886)
Contract owner charges	(234)	(555)	—	(26)	—	—	(2,929)
Net change in net assets
from contract transactions	(29,731)	(771,377)	1,669	68	—	633,372	(228,179)

Net change in net assets	(110,129)	(1,921,598)	(344)	(2,959)	—	644,436	(838,358)

Net assets beginning of year	455,518	5,937,221	7,858	18,089	—	11,289	1,971,060

Net assets end of year	$345,389	$4,015,623	$7,514	$15,130	$—	$655,725	$1,132,702

Contract unit transactions
Units outstanding at beginning of year	22,647	225,596	596	1,373	—	855	49,102
Units issued	45	21,320	174	75	—	50,580	3,305
Units redeemed	(1,787)	(56,002)	(29)	(61)	—	(323)	(10,183)
Units outstanding at end of year	20,905	190,914	741	1,387	—	51,112	42,224
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$751	$479,926	$1,979	$1,142	$—	$637,443	$97,102
Proceeds from sales	$36,627	$1,323,560	$423	$994	$—	$6,990	$345,735

See Notes to the Financial Statements.

25

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2022

	JNL/Invesco Small Cap Growth Fund - Class A	JNL/JPMorgan Global Allocation Fund - Class A	JNL/JPMorgan Hedged Equity Fund - Class A	JNL/JPMorgan MidCap Growth Fund - Class A	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/JPMorgan U.S. Value Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A
Operations
Net investment income (loss)	$(3,527)	$(7,238)	$(775)	$(13,606)	$(1,615)	$(5,528)	$56
Net realized gain (loss) on investments in Funds	(24,957)	2,147	266	44,262	(755)	5,396	27
Net change in unrealized appreciation
(depreciation) on investments in Funds	(118,075)	(108,835)	(6,401)	(363,411)	(13,074)	(15,445)	(1,343)
Net change in net assets
from operations	(146,559)	(113,926)	(6,910)	(332,755)	(15,444)	(15,577)	(1,260)

Contract transactions
Purchase payments	—	—	—	1,124	—	—	—
Surrenders and terminations	(17,435)	(138)	(2,898)	(34,920)	(11,117)	(6,200)	(363)
Transfers between Investment Divisions	(90,576)	3,869	73	23,615	(15,269)	41,459	485
Contract owner charges	(19)	(16)	(12)	(371)	(39)	(829)	—
Net change in net assets
from contract transactions	(108,030)	3,715	(2,837)	(10,552)	(26,425)	34,430	122

Net change in net assets	(254,589)	(110,211)	(9,747)	(343,307)	(41,869)	18,853	(1,138)

Net assets beginning of year	391,938	565,938	73,018	1,170,965	135,796	327,532	6,608

Net assets end of year	$137,349	$455,727	$63,271	$827,658	$93,927	$346,385	$5,470

Contract unit transactions
Units outstanding at beginning of year	7,347	39,940	5,537	20,340	9,446	18,690	394
Units issued	400	668	6	3,527	151	2,809	34
Units redeemed	(3,746)	(276)	(240)	(3,828)	(2,077)	(843)	(28)
Units outstanding at end of year	4,001	40,332	5,303	20,039	7,520	20,656	400
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$16,488	$7,622	$290	$148,136	$2,013	$48,621	$795
Proceeds from sales	$128,045	$11,145	$3,902	$172,294	$30,053	$19,719	$449

See Notes to the Financial Statements.

26

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2022

	JNL/Loomis Sayles Global Growth Fund - Class A	JNL/Lord Abbett Short Duration Income Fund - Class A	JNL/Mellon Bond Index Fund - Class A	JNL/Mellon Communication Services Sector Fund - Class A	JNL/Mellon Consumer Discretionary Sector Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class A	JNL/Mellon Dow Index Fund - Class A
Operations
Net investment income (loss)	$(849)	$—	$(3,935)	$(354)	$(4,141)	$(452)	$—
Net realized gain (loss) on investments in Funds	548	—	(2,572)	165	4,331	2,766	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	(17,809)	—	(33,974)	(12,961)	(138,880)	(3,909)	—
Net change in net assets
from operations	(18,110)	—	(40,481)	(13,150)	(138,690)	(1,595)	—

Contract transactions
Purchase payments	—	—	67,834	—	—	—	—
Surrenders and terminations	(2,126)	—	(18,023)	(1,945)	(10,617)	(1,143)	—
Transfers between Investment Divisions	8,402	—	83	(7)	(9,774)	(10,722)	—
Contract owner charges	(9)	—	(43)	(4)	(31)	—	—
Net change in net assets
from contract transactions	6,267	—	49,851	(1,956)	(20,422)	(11,865)	—

Net change in net assets	(11,843)	—	9,370	(15,106)	(159,112)	(13,460)	—

Net assets beginning of year	64,569	—	219,082	32,858	381,885	38,933	—

Net assets end of year	$52,726	$—	$228,452	$17,752	$222,773	$25,473	$—

Contract unit transactions
Units outstanding at beginning of year	4,136	—	15,923	805	6,130	2,670	—
Units issued	818	—	5,464	—	1,821	34	—
Units redeemed	(304)	—	(1,792)	(54)	(2,284)	(870)	—
Units outstanding at end of year	4,650	—	19,595	751	5,667	1,834	—
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$10,053	$—	$71,127	$—	$83,537	$468	$—
Proceeds from sales	$4,635	$—	$25,211	$2,310	$108,100	$12,785	$—

See Notes to the Financial Statements.

27

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2022

	JNL/Mellon Emerging Markets Index Fund - Class A	JNL/Mellon Energy Sector Fund - Class A	JNL/Mellon Financial Sector Fund - Class A	JNL/Mellon Healthcare Sector Fund - Class A	JNL/Mellon Industrials Sector Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class A	JNL/Mellon International Index Fund - Class A
Operations
Net investment income (loss)	$(1,651)	$(14,299)	$(1,540)	$(3,643)	$(27)	$(4,295)	$(4,495)
Net realized gain (loss) on investments in Funds	(3,233)	410,661	4,741	20,431	(4)	44,969	4,887
Net change in unrealized appreciation
(depreciation) on investments in Funds	(20,466)	65,598	(17,204)	(40,397)	7	(182,032)	(62,581)
Net change in net assets
from operations	(25,350)	461,960	(14,003)	(23,609)	(24)	(141,358)	(62,189)

Contract transactions
Purchase payments	—	—	—	846	—	—	67,834
Surrenders and terminations	(7,978)	(54,719)	—	(33,585)	(185)	(34,135)	(26,756)
Transfers between Investment Divisions	2,399	368,064	5,511	(24,876)	1,938	(102,153)	(12,886)
Contract owner charges	(41)	(560)	(1,045)	(55)	(1)	(109)	(176)
Net change in net assets
from contract transactions	(5,620)	312,785	4,466	(57,670)	1,752	(136,397)	28,016

Net change in net assets	(30,970)	774,745	(9,537)	(81,279)	1,728	(277,755)	(34,173)

Net assets beginning of year	122,660	269,001	111,954	301,329	142	472,045	353,868

Net assets end of year	$91,690	$1,043,746	$102,417	$220,050	$1,870	$194,290	$319,695

Contract unit transactions
Units outstanding at beginning of year	10,231	12,724	5,741	6,020	9	5,821	17,459
Units issued	466	114,115	1,082	29	141	73	3,828
Units redeemed	(1,100)	(96,203)	(687)	(1,317)	(14)	(2,303)	(2,539)
Units outstanding at end of year	9,597	30,636	6,136	4,732	136	3,591	18,748
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$4,643	$3,385,692	$17,203	$1,283	$1,939	$4,183	$81,232
Proceeds from sales	$11,914	$3,087,206	$14,277	$62,596	$214	$144,875	$49,947

See Notes to the Financial Statements.

28

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2022

	JNL/Mellon Materials Sector Fund - Class A	JNL/Mellon Nasdaq® 100 Index Fund - Class A	JNL/Mellon Real Estate Sector Fund - Class A	JNL/Mellon S&P 400 MidCap Index Fund - Class A	JNL/Mellon S&P 500 Index Fund - Class A	JNL/Mellon Small Cap Index Fund - Class A	JNL/Mellon U.S. Stock Market Index Fund - Class A
Operations
Net investment income (loss)	$(682)	$(6,453)	$(126)	$(3,539)	$(49,768)	$(20,688)	$(14,528)
Net realized gain (loss) on investments in Funds	(82)	(106,923)	252	12,191	273,530	50,514	(13,550)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(6,302)	(95,136)	(2,838)	(36,305)	(921,055)	(279,742)	(202,903)
Net change in net assets
from operations	(7,066)	(208,512)	(2,712)	(27,653)	(697,293)	(249,916)	(230,981)

Contract transactions
Purchase payments	—	—	—	—	93,717	3,724	—
Surrenders and terminations	—	(54,023)	—	(36,664)	(260,224)	(164,779)	(30,988)
Transfers between Investment Divisions	81,889	178,281	(278)	(15,774)	333,631	468,706	(58,597)
Contract owner charges	—	(191)	—	(77)	(4,991)	(342)	(2,586)
Net change in net assets
from contract transactions	81,889	124,067	(278)	(52,515)	162,133	307,309	(92,171)

Net change in net assets	74,823	(84,445)	(2,990)	(80,168)	(535,160)	57,393	(323,152)

Net assets beginning of year	—	364,984	10,823	225,103	3,540,264	1,281,155	1,095,724

Net assets end of year	$74,823	$280,539	$7,833	$144,935	$3,005,104	$1,338,548	$772,572

Contract unit transactions
Units outstanding at beginning of year	—	6,141	707	5,165	84,272	34,090	59,355
Units issued	5,691	20,635	54	10,270	33,620	37,561	5,429
Units redeemed	—	(19,748)	(58)	(11,522)	(28,828)	(28,375)	(11,676)
Units outstanding at end of year	5,691	7,028	703	3,913	89,064	43,276	53,108
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$81,889	$1,072,187	$591	$422,510	$1,253,218	$1,267,603	$84,840
Proceeds from sales	$682	$954,573	$995	$478,564	$1,140,853	$980,982	$191,539

See Notes to the Financial Statements.

29

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2022

	JNL/Mellon Utilities Sector Fund - Class A	JNL/Mellon World Index Fund - Class A	JNL/MFS Mid Cap Value Fund - Class A	JNL/Morningstar U.S. Sustainability Index Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/Newton Equity Income Fund - Class A
Operations
Net investment income (loss)	$(542)	$(343)	$(18,632)	$—	$(15)	$(1,436)	$(3,481)
Net realized gain (loss) on investments in Funds	178	134	26,844	—	1,155	68	2,298
Net change in unrealized appreciation
(depreciation) on investments in Funds	(570)	(4,980)	(142,242)	—	(2,113)	(11,448)	4,932
Net change in net assets
from operations	(934)	(5,189)	(134,030)	—	(973)	(12,816)	3,749

Contract transactions
Purchase payments	—	—	6,690	—	—	—	—
Surrenders and terminations	(969)	—	(66,390)	—	—	—	(19,186)
Transfers between Investment Divisions	20,014	(281)	3,009	—	(216)	—	53,108
Contract owner charges	(9)	(2)	(565)	—	—	(2)	(43)
Net change in net assets
from contract transactions	19,036	(283)	(57,256)	—	(216)	(2)	33,879

Net change in net assets	18,102	(5,472)	(191,286)	—	(1,189)	(12,818)	37,628

Net assets beginning of year	23,355	27,053	1,358,756	—	6,605	105,501	29,302

Net assets end of year	$41,457	$21,581	$1,167,470	$—	$5,416	$92,683	$66,930

Contract unit transactions
Units outstanding at beginning of year	1,211	818	44,083	—	393	8,442	889
Units issued	1,003	9	3,193	—	10	—	42,361
Units redeemed	(52)	(19)	(4,975)	—	(24)	—	(41,253)
Units outstanding at end of year	2,162	808	42,301	—	379	8,442	1,997
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$20,014	$272	$82,501	$—	$1,343	$—	$1,392,597
Proceeds from sales	$1,520	$898	$158,389	$—	$467	$1,438	$1,362,199

See Notes to the Financial Statements.

30

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2022

	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class A	JNL/PIMCO Real Return Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America Total Return Fund - Class A	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
Operations
Net investment income (loss)	$(1,422)	$(93)	$(2,012)	$(351)	$(14,022)	$(73)	$(896)
Net realized gain (loss) on investments in Funds	(1,216)	(2,427)	2,375	211	4,972	(9)	1,161
Net change in unrealized appreciation
(depreciation) on investments in Funds	(8,071)	199	(18,572)	(1,333)	(133,428)	(689)	(11,180)
Net change in net assets
from operations	(10,709)	(2,321)	(18,209)	(1,473)	(142,478)	(771)	(10,915)

Contract transactions
Purchase payments	—	—	16,959	—	846	—	—
Surrenders and terminations	(24,717)	(25,030)	(34,842)	(1,461)	(105,969)	—	(65)
Transfers between Investment Divisions	(7,900)	(1,013)	(1,874)	(1,819)	(116,825)	—	(17,266)
Contract owner charges	(10)	(1)	(134)	(13)	(812)	(5)	(2)
Net change in net assets
from contract transactions	(32,627)	(26,044)	(19,891)	(3,293)	(222,760)	(5)	(17,333)

Net change in net assets	(43,336)	(28,365)	(38,100)	(4,766)	(365,238)	(776)	(28,248)

Net assets beginning of year	114,510	28,431	140,700	24,591	1,101,097	4,978	68,839

Net assets end of year	$71,174	$66	$102,600	$19,825	$735,859	$4,202	$40,591

Contract unit transactions
Units outstanding at beginning of year	10,557	2,025	8,893	2,075	43,688	248	3,123
Units issued	187	6	1,301	15	209	—	2
Units redeemed	(3,482)	(2,025)	(2,690)	(307)	(10,346)	—	(951)
Units outstanding at end of year	7,262	6	7,504	1,783	33,551	248	2,174
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$1,922	$69	$19,611	$176	$5,168	$—	$37
Proceeds from sales	$35,971	$26,206	$41,514	$3,820	$241,950	$78	$18,266

See Notes to the Financial Statements.

31

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2022

	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class A	JNL/T. Rowe Price Capital Appreciation Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A	JNL/T. Rowe Price U.S. High Yield Fund - Class A
Operations
Net investment income (loss)	$(23,150)	$—	$(11,137)	$(45,896)	$(50,383)	$(7,910)	$—
Net realized gain (loss) on investments in Funds	76,276	—	4,614	58,431	207,685	(191)	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	(212,607)	—	(97,550)	(1,665,032)	(1,126,779)	(25,848)	—
Net change in net assets
from operations	(159,481)	—	(104,073)	(1,652,497)	(969,477)	(33,949)	—

Contract transactions
Purchase payments	7,241	—	—	14,953	348	—	—
Surrenders and terminations	(108,178)	—	(27,220)	(229,091)	(333,885)	(24,129)	—
Transfers between Investment Divisions	(57,528)	—	(1,479)	(5,715)	(151,169)	99,962	—
Contract owner charges	(4,681)	—	(109)	(5,055)	(704)	(173)	—
Net change in net assets
from contract transactions	(163,146)	—	(28,808)	(224,908)	(485,410)	75,660	—

Net change in net assets	(322,627)	—	(132,881)	(1,877,405)	(1,454,887)	41,711	—

Net assets beginning of year	1,707,265	—	788,399	4,255,119	4,271,424	445,871	—

Net assets end of year	$1,384,638	$—	$655,518	$2,377,714	$2,816,537	$487,582	$—

Contract unit transactions
Units outstanding at beginning of year	57,545	—	34,273	73,800	65,969	42,918	—
Units issued	1,160	—	329	6,907	1,049	14,778	—
Units redeemed	(7,193)	—	(1,724)	(12,369)	(10,298)	(7,763)	—
Units outstanding at end of year	51,512	—	32,878	68,338	56,720	49,933	—
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$31,850	$—	$6,881	$277,209	$53,368	$153,000	$—
Proceeds from sales	$218,146	$—	$46,826	$548,013	$589,161	$85,250	$—

See Notes to the Financial Statements.

32

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2022

	JNL/T. Rowe Price Value Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A	JNL/WCM Focused International Equity Fund - Class A	JNL/Westchester Capital Event Driven Fund - Class A	JNL/Western Asset Global Multi-Sector Bond Fund - Class A
Operations
Net investment income (loss)	$(13,868)	$(3,986)	$(134)	$(340)	$(224)	$—	$(3,747)
Net realized gain (loss) on investments in Funds	47,683	(2,091)	3,246	(29)	7,325	—	(14,808)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(168,877)	(46,222)	(6,186)	(3,953)	(4,697)	—	(1,849)
Net change in net assets
from operations	(135,062)	(52,299)	(3,074)	(4,322)	2,404	—	(20,404)

Contract transactions
Surrenders and terminations	(72,746)	(17,045)	(15,313)	—	(74)	—	(4,536)
Transfers between Investment Divisions	(61,834)	(240)	(11,264)	398	42,647	—	(16,294)
Contract owner charges	(147)	(124)	—	—	—	—	(9)
Net change in net assets
from contract transactions	(134,727)	(17,409)	(26,577)	398	42,573	—	(20,839)

Net change in net assets	(269,789)	(69,708)	(29,651)	(3,924)	44,977	—	(41,243)

Net assets beginning of year	1,101,940	293,970	29,651	25,739	9,408	—	267,205

Net assets end of year	$832,151	$224,262	$—	$21,815	$54,385	$—	$225,962

Contract unit transactions
Units outstanding at beginning of year	27,303	20,434	2,398	1,923	381	—	27,175
Units issued	63	104	—	33	3,171	—	1,364
Units redeemed	(3,703)	(1,542)	(2,398)	—	(380)	—	(3,797)
Units outstanding at end of year	23,663	18,996	—	1,956	3,172	—	24,742
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$2,291	$1,187	$—	$398	$59,480	$—	$13,375
Proceeds from sales	$150,886	$22,582	$26,711	$340	$7,221	$—	$37,961

See Notes to the Financial Statements.

33

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2022

	JNL/William Blair International Leaders Fund - Class A	JNL/WMC Balanced Fund - Class A	JNL/WMC Equity Income Fund - Class A	JNL/WMC Global Real Estate Fund - Class A	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Value Fund - Class A
Operations
Net investment income (loss)	$760	$(26,585)	$(4)	$(1,460)	$(3,470)	$(4,081)
Net realized gain (loss) on investments in Funds	89,058	196,310	—	520	1	27,549
Net change in unrealized appreciation
(depreciation) on investments in Funds	(323,874)	(487,843)	9	(31,136)	—	(45,373)
Net change in net assets
from operations	(234,056)	(318,118)	5	(32,076)	(3,469)	(21,905)

Contract transactions
Purchase payments	348	—	—	6,783	17,583	—
Surrenders and terminations	(56,178)	(153,870)	—	(3,494)	(21,346)	(56,143)
Transfers between Investment Divisions	(9,695)	(379,157)	653	4,360	38,151	(59,168)
Contract owner charges	(786)	(1,327)	—	(63)	(3,679)	(102)
Net change in net assets
from contract transactions	(66,311)	(534,354)	653	7,586	30,709	(115,413)

Net change in net assets	(300,367)	(852,472)	658	(24,490)	27,240	(137,318)

Net assets beginning of year	890,028	2,094,264	—	108,552	385,678	326,124

Net assets end of year	$589,661	$1,241,792	$658	$84,062	$412,918	$188,806

Contract unit transactions
Units outstanding at beginning of year	53,566	66,680	—	5,210	41,283	9,041
Units issued	3,715	3,655	45	722	28,056	86
Units redeemed	(9,222)	(23,576)	—	(268)	(24,907)	(3,555)
Units outstanding at end of year	48,059	46,759	45	5,664	44,432	5,572
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$152,225	$103,097	$653	$12,538	$262,706	$2,788
Proceeds from sales	$124,079	$664,036	$4	$6,412	$235,467	$122,282

See Notes to the Financial Statements.

34

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2021

	JNL Aggressive Growth Allocation Fund - Class A	JNL Conservative Allocation Fund - Class A	JNL Growth Allocation Fund - Class A	JNL iShares Tactical Growth Fund - Class A	JNL iShares Tactical Moderate Fund - Class A	JNL iShares Tactical Moderate Growth Fund - Class A	JNL Moderate Allocation Fund - Class A
Operations
Net investment income (loss)	$(113)	$(4,159)	$(861)	$—	$(652)	$—	$(7,490)
Net realized gain (loss) on investments in Funds	1	560	192,954	—	2,513	—	4,514
Net change in unrealized appreciation
(depreciation) on investments in Funds	326	8,512	(184,976)	—	6,369	—	29,906
Net change in net assets
from operations	214	4,913	7,117	—	8,230	—	26,930

Contract transactions
Surrenders and terminations	—	—	(438,321)	—	—	—	(2,317)
Transfers between Investment Divisions	31,908	—	(383)	—	263	—	(2,399)
Contract owner charges	—	—	(361)	—	(11)	—	(79)
Net change in net assets
from contract transactions	31,908	—	(439,065)	—	252	—	(4,795)

Net change in net assets	32,122	4,913	(431,948)	—	8,482	—	22,135

Net assets beginning of year	—	248,416	483,198	—	139,683	—	471,262

Net assets end of year	$32,122	$253,329	$51,250	$—	$148,165	$—	$493,397

Contract unit transactions
Units outstanding at beginning of year	—	19,759	26,497	—	10,067	—	28,855
Units issued	1,604	—	13	—	19	—	615
Units redeemed	—	—	(24,036)	—	(1)	—	(902)
Units outstanding at end of year	1,604	19,759	2,474	—	10,085	—	28,568

See Notes to the Financial Statements.

35

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2021

	JNL Moderate Growth Allocation Fund - Class A	JNL Multi-Manager Alternative Fund - Class A	JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL Multi-Manager International Small Cap Fund - Class A(a)	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class A
Operations
Net investment income (loss)	$(613)	$—	$(365)	$(868)	$(295)	$(5,006)	$(8,875)
Net realized gain (loss) on investments in Funds	1,369	—	2,816	1,133	168	107,431	74,257
Net change in unrealized appreciation
(depreciation) on investments in Funds	2,338	—	(4,433)	1,920	3,545	(99,799)	13,564
Net change in net assets
from operations	3,094	—	(1,982)	2,185	3,418	2,626	78,946

Contract transactions
Purchase payments	—	—	57	3,023	—	—	—
Surrenders and terminations	(4,594)	—	(4,928)	(6,865)	(193)	(7,511)	(10,040)
Transfers between Investment Divisions	946	—	16,391	112,640	3,849	(22,951)	16,453
Contract owner charges	(116)	—	(425)	(93)	—	(148)	(24)
Net change in net assets
from contract transactions	(3,764)	—	11,095	108,705	3,656	(30,610)	6,389

Net change in net assets	(670)	—	9,113	110,890	7,074	(27,984)	85,335

Net assets beginning of year	40,117	—	114,896	—	14,850	320,698	460,354

Net assets end of year	$39,447	$—	$124,009	$110,890	$21,924	$292,714	$545,689

Contract unit transactions
Units outstanding at beginning of year	2,262	—	7,810	—	926	6,221	20,698
Units issued	49	—	1,724	7,983	201	8,741	22,183
Units redeemed	(262)	—	(994)	(788)	(10)	(9,366)	(22,631)
Units outstanding at end of year	2,049	—	8,540	7,195	1,117	5,596	20,250

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 26, 2021. The Statement of Changes in Net Assets is from April 26, 2021 through December 31, 2021.

See Notes to the Financial Statements.

36

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2021

	JNL/American Funds Balanced Fund - Class A	JNL/American Funds Bond Fund of America Fund - Class A(a)	JNL/American Funds Capital Income Builder Fund - Class A	JNL/American Funds Capital World Bond Fund - Class A	JNL/American Funds Global Growth Fund - Class A	JNL/American Funds Global Small Capitalization Fund - Class A
Operations
Net investment income (loss)	$(4,603)	$—	$(874)	$(1,526)	$(382)	$(524)
Net realized gain (loss) on investments in Funds	15,624	—	992	1,321	65	5,135
Net change in unrealized appreciation
(depreciation) on investments in Funds	25,244	—	6,770	(7,148)	3,529	(2,328)
Net change in net assets
from operations	36,265	—	6,888	(7,353)	3,212	2,283

Contract transactions
Surrenders and terminations	(16,869)	—	(5,077)	(15,646)	—	—
Transfers between Investment Divisions	(13,543)	—	(326)	29,490	23,591	(12,172)
Contract owner charges	(1,085)	—	(14)	(26)	—	(2)
Net change in net assets
from contract transactions	(31,497)	—	(5,417)	13,818	23,591	(12,174)

Net change in net assets	4,768	—	1,471	6,465	26,803	(9,891)

Net assets beginning of year	290,181	—	55,703	78,378	—	41,264

Net assets end of year	$294,949	$—	$57,174	$84,843	$26,803	$31,373

Contract unit transactions
Units outstanding at beginning of year	13,867	—	5,027	6,751	—	1,842
Units issued	1,395	—	30	3,922	1,053	1,065
Units redeemed	(2,774)	—	(483)	(2,846)	(11)	(1,588)
Units outstanding at end of year	12,488	—	4,574	7,827	1,042	1,319

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 26, 2021. The Statement of Changes in Net Assets is from April 26, 2021 through December 31, 2021.

See Notes to the Financial Statements.

37

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2021

	JNL/American Funds Growth Allocation Fund - Class A	JNL/American Funds Growth Fund - Class A	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds International Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds New World Fund - Class A	JNL/American Funds Washington Mutual Investors Fund - Class A
Operations
Net investment income (loss)	$(922)	$(5,891)	$(3,211)	$(8,600)	$(7,213)	$(2,616)	$(3,723)
Net realized gain (loss) on investments in Funds	2,495	6,195	11,549	12,687	23,046	9,965	56,692
Net change in unrealized appreciation
(depreciation) on investments in Funds	5,343	61,406	31,125	(23,272)	24,556	(2,436)	6,224
Net change in net assets
from operations	6,916	61,710	39,463	(19,185)	40,389	4,913	59,193

Contract transactions
Purchase payments	—	14,138	—	—	—	—	—
Surrenders and terminations	(7,734)	(6,433)	(4,311)	(4,394)	(15,740)	(30,232)	(161,413)
Transfers between Investment Divisions	107	167,279	17,017	31,487	213,048	44,799	32,307
Contract owner charges	(60)	(26)	(533)	(6)	(1,196)	(11)	(467)
Net change in net assets
from contract transactions	(7,687)	174,958	12,173	27,087	196,112	14,556	(129,573)

Net change in net assets	(771)	236,668	51,636	7,902	236,501	19,469	(70,380)

Net assets beginning of year	61,678	218,440	164,820	561,013	284,140	148,639	262,253

Net assets end of year	$60,907	$455,108	$216,456	$568,915	$520,641	$168,108	$191,873

Contract unit transactions
Units outstanding at beginning of year	2,936	5,810	5,842	33,153	15,814	8,570	10,940
Units issued	5	5,338	1,527	4,053	16,258	2,730	2,047
Units redeemed	(351)	(1,052)	(1,059)	(2,439)	(5,312)	(1,907)	(6,575)
Units outstanding at end of year	2,590	10,096	6,310	34,767	26,760	9,393	6,412

See Notes to the Financial Statements.

38

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2021

	JNL/AQR Large Cap Defensive Style Fund - Class A	JNL/Baillie Gifford International Growth Fund - Class A	JNL/BlackRock Global Allocation Fund - Class A	JNL/BlackRock Global Natural Resources Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/Causeway International Value Select Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class A
Operations
Net investment income (loss)	$(689)	$(2,660)	$(7,223)	$(1,366)	$(37,864)	$(1,545)	$(288)
Net realized gain (loss) on investments in Funds	90	5,694	6,629	834	205,964	5,959	13,079
Net change in unrealized appreciation
(depreciation) on investments in Funds	7,370	(17,127)	24,530	20,996	234,458	28,842	(8,812)
Net change in net assets
from operations	6,771	(14,093)	23,936	20,464	402,558	33,256	3,979

Contract transactions
Purchase payments	—	—	—	—	320,906	—	—
Surrenders and terminations	(266)	(5,007)	(4,037)	(517)	(159,262)	(22,112)	—
Transfers between Investment Divisions	58,683	43,734	(4,760)	(4,465)	(145,373)	(51,164)	(24,983)
Contract owner charges	(6)	(13)	(4,011)	(491)	(1,205)	(486)	(2)
Net change in net assets
from contract transactions	58,411	38,714	(12,808)	(5,473)	15,066	(73,762)	(24,985)

Net change in net assets	65,182	24,621	11,128	14,991	417,624	(40,506)	(21,006)

Net assets beginning of year	—	125,444	436,016	73,903	2,306,085	512,558	36,410

Net assets end of year	$65,182	$150,065	$447,144	$88,894	$2,723,709	$472,052	$15,404

Contract unit transactions
Units outstanding at beginning of year	—	7,205	26,827	9,549	108,512	42,072	2,058
Units issued	4,776	3,300	146	11	13,441	717	1,494
Units redeemed	(123)	(1,092)	(914)	(620)	(14,612)	(6,475)	(2,820)
Units outstanding at end of year	4,653	9,413	26,059	8,940	107,341	36,314	732

See Notes to the Financial Statements.

39

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2021

	JNL/DFA International Core Equity Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class A	JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Total Return Fund - Class A
Operations
Net investment income (loss)	$—	$(22,018)	$(329)	$(39,297)	$(210)	$(353)	$(742)
Net realized gain (loss) on investments in Funds	—	215,481	7,199	23,894	768	720	101
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	116,951	—	(36,301)	(652)	4,256	(310)
Net change in net assets
from operations	—	310,414	6,870	(51,704)	(94)	4,623	(951)

Contract transactions
Purchase payments	—	24,744	—	16,010	132	—	—
Surrenders and terminations	—	(93,964)	(8,039)	(140,702)	(2,314)	(2,044)	(1,349)
Transfers between Investment Divisions	—	(144,724)	1,169	190,738	799	(142)	3,257
Contract owner charges	—	(2,780)	—	(1,667)	(17)	(55)	(7)
Net change in net assets
from contract transactions	—	(216,724)	(6,870)	64,379	(1,400)	(2,241)	1,901

Net change in net assets	—	93,690	—	12,675	(1,494)	2,382	950

Net assets beginning of year	—	1,359,709	—	2,569,655	13,908	22,045	46,194

Net assets end of year	$—	$1,453,399	$—	$2,582,330	$12,414	$24,427	$47,144

Contract unit transactions
Units outstanding at beginning of year	—	49,052	—	119,485	1,195	1,023	3,968
Units issued	—	6,799	26,210	15,145	360	—	284
Units redeemed	—	(13,841)	(26,210)	(12,269)	(480)	(95)	(117)
Units outstanding at end of year	—	42,010	—	122,361	1,075	928	4,135

See Notes to the Financial Statements.

40

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2021

	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/First Sentier Global Infrastructure Fund - Class A	JNL/Franklin Templeton Income Fund - Class A	JNL/Goldman Sachs 4 Fund - Class A	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A	JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Goldman Sachs Managed Growth Fund - Class A
Operations
Net investment income (loss)	$(11,133)	$(283)	$(17,231)	$(8,152)	$(37,811)	$(621)	$(67,435)
Net realized gain (loss) on investments in Funds	5,323	912	23,438	219,805	73,067	1,549	247,373
Net change in unrealized appreciation
(depreciation) on investments in Funds	(9,449)	1,228	126,522	(80,530)	290,572	(17)	337,198
Net change in net assets
from operations	(15,259)	1,857	132,729	131,123	325,828	911	517,136

Contract transactions
Purchase payments	12,728	—	5,117	17,192	8,579	—	1,539
Surrenders and terminations	(36,894)	(160)	(57,766)	(140,826)	(42,970)	(8,461)	(277,783)
Transfers between Investment Divisions	52,714	(3,340)	(11,509)	71,979	(88,751)	3,887	(85,254)
Contract owner charges	(266)	(11)	(1,171)	(626)	(1,334)	(166)	(1,010)
Net change in net assets
from contract transactions	28,282	(3,511)	(65,329)	(52,281)	(124,476)	(4,740)	(362,508)

Net change in net assets	13,023	(1,654)	67,400	78,842	201,352	(3,829)	154,628

Net assets beginning of year	707,631	18,995	1,040,646	306,920	2,317,717	40,254	4,216,755

Net assets end of year	$720,654	$17,341	$1,108,046	$385,762	$2,519,069	$36,425	$4,371,383

Contract unit transactions
Units outstanding at beginning of year	32,878	1,169	63,213	11,335	76,655	2,562	148,933
Units issued	4,187	113	1,973	71,809	563	253	476
Units redeemed	(2,767)	(323)	(5,674)	(72,458)	(4,503)	(536)	(12,427)
Units outstanding at end of year	34,298	959	59,512	10,686	72,715	2,279	136,982

See Notes to the Financial Statements.

41

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2021

	JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class A	JNL/Harris Oakmark Global Equity Fund - Class A	JNL/Heitman U.S. Focused Real Estate Fund - Class A	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Global Growth Fund - Class A
Operations
Net investment income (loss)	$(7,484)	$(92,618)	$(115)	$(159)	$—	$(177)	$(29,374)
Net realized gain (loss) on investments in Funds	26,616	900,830	83	2,714	—	41	132,355
Net change in unrealized appreciation
(depreciation) on investments in Funds	3,532	(300,398)	(273)	1,677	—	1,752	127,508
Net change in net assets
from operations	22,664	507,814	(305)	4,232	—	1,616	230,489

Contract transactions
Purchase payments	—	249	—	—	—	—	172,155
Surrenders and terminations	(58,976)	(379,315)	—	(101)	—	—	(117,868)
Transfers between Investment Divisions	(3,586)	(8,686)	1,006	(12,114)	—	—	(169,757)
Contract owner charges	(199)	(728)	—	(26)	—	—	(2,683)
Net change in net assets
from contract transactions	(62,761)	(388,480)	1,006	(12,241)	—	—	(118,153)

Net change in net assets	(40,097)	119,334	701	(8,009)	—	1,616	112,336

Net assets beginning of year	495,615	5,817,887	7,157	26,098	—	9,673	1,858,724

Net assets end of year	$455,518	$5,937,221	$7,858	$18,089	$—	$11,289	$1,971,060

Contract unit transactions
Units outstanding at beginning of year	25,907	241,253	522	2,296	—	855	52,788
Units issued	43	73,215	87	33	—	—	4,508
Units redeemed	(3,303)	(88,872)	(13)	(956)	—	—	(8,194)
Units outstanding at end of year	22,647	225,596	596	1,373	—	855	49,102

See Notes to the Financial Statements.

42

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2021

	JNL/Invesco Small Cap Growth Fund - Class A	JNL/JPMorgan Global Allocation Fund - Class A	JNL/JPMorgan Hedged Equity Fund - Class A	JNL/JPMorgan MidCap Growth Fund - Class A	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/JPMorgan U.S. Value Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A
Operations
Net investment income (loss)	$(6,221)	$(8,751)	$(618)	$(18,227)	$(2,393)	$(6,386)	$(5)
Net realized gain (loss) on investments in Funds	16,780	17,793	2,045	56,076	1,789	44,294	19
Net change in unrealized appreciation
(depreciation) on investments in Funds	7,306	31,464	5,593	66,845	(5,477)	49,108	(271)
Net change in net assets
from operations	17,865	40,506	7,020	104,694	(6,081)	87,016	(257)

Contract transactions
Purchase payments	—	—	—	353	—	15,352	—
Surrenders and terminations	(561)	(6,134)	(4,785)	(28,994)	(33,074)	(29,629)	(352)
Transfers between Investment Divisions	32,711	(42,329)	11,478	(40,942)	23,721	(96,315)	7,217
Contract owner charges	(23)	(17)	(11)	(356)	(35)	(625)	—
Net change in net assets
from contract transactions	32,127	(48,480)	6,682	(69,939)	(9,388)	(111,217)	6,865

Net change in net assets	49,992	(7,974)	13,702	34,755	(15,469)	(24,201)	6,608

Net assets beginning of year	341,946	573,912	59,316	1,136,210	151,265	351,733	—

Net assets end of year	$391,938	$565,938	$73,018	$1,170,965	$135,796	$327,532	$6,608

Contract unit transactions
Units outstanding at beginning of year	6,775	43,441	4,956	21,568	10,136	25,171	—
Units issued	1,780	926	1,808	674	3,149	964	414
Units redeemed	(1,208)	(4,427)	(1,227)	(1,902)	(3,839)	(7,445)	(20)
Units outstanding at end of year	7,347	39,940	5,537	20,340	9,446	18,690	394

See Notes to the Financial Statements.

43

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2021

	JNL/Loomis Sayles Global Growth Fund - Class A	JNL/Lord Abbett Short Duration Income Fund - Class A	JNL/Mellon Bond Index Fund - Class A	JNL/Mellon Communication Services Sector Fund - Class A	JNL/Mellon Consumer Discretionary Sector Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class A	JNL/Mellon Dow Index Fund - Class A
Operations
Net investment income (loss)	$(1,043)	$—	$(3,517)	$(1,230)	$(5,385)	$(459)	$—
Net realized gain (loss) on investments in Funds	3,615	—	446	9,935	26,758	312	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	200	—	(5,240)	(3,486)	42,076	4,480	—
Net change in net assets
from operations	2,772	—	(8,311)	5,219	63,449	4,333	—

Contract transactions
Surrenders and terminations	(3,888)	—	(5,940)	(1,431)	(1,054)	(1,000)	—
Transfers between Investment Divisions	1,285	—	13,440	(1,452)	6,807	10,635	5
Contract owner charges	(5)	—	(71)	(6)	(46)	—	(5)
Net change in net assets
from contract transactions	(2,608)	—	7,429	(2,889)	5,707	9,635	—

Net change in net assets	164	—	(882)	2,330	69,156	13,968	—

Net assets beginning of year	64,405	—	219,964	30,528	312,729	24,965	—

Net assets end of year	$64,569	$—	$219,082	$32,858	$381,885	$38,933	$—

Contract unit transactions
Units outstanding at beginning of year	4,289	—	15,400	854	6,055	1,958	—
Units issued	192	—	954	1,508	2,456	787	—
Units redeemed	(345)	—	(431)	(1,557)	(2,381)	(75)	—
Units outstanding at end of year	4,136	—	15,923	805	6,130	2,670	—

See Notes to the Financial Statements.

44

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2021

	JNL/Mellon Emerging Markets Index Fund - Class A	JNL/Mellon Energy Sector Fund - Class A	JNL/Mellon Financial Sector Fund - Class A	JNL/Mellon Healthcare Sector Fund - Class A	JNL/Mellon Industrials Sector Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class A	JNL/Mellon International Index Fund - Class A
Operations
Net investment income (loss)	$(2,319)	$(4,020)	$(1,612)	$(4,341)	$(2)	$(6,358)	$(5,186)
Net realized gain (loss) on investments in Funds	36,990	69,100	1,196	8,228	(1)	21,088	7,713
Net change in unrealized appreciation
(depreciation) on investments in Funds	(36,500)	111,326	22,164	42,974	4	97,125	17,242
Net change in net assets
from operations	(1,829)	176,406	21,748	46,861	1	111,855	19,769

Contract transactions
Surrenders and terminations	(15,979)	(12,588)	(8)	(16,140)	—	(14,181)	(49,800)
Transfers between Investment Divisions	(50,279)	(59,780)	10,377	21,797	141	8,161	129,925
Contract owner charges	(44)	(302)	(868)	(60)	—	(101)	(175)
Net change in net assets
from contract transactions	(66,302)	(72,670)	9,501	5,597	141	(6,121)	79,950

Net change in net assets	(68,131)	103,736	31,249	52,458	142	105,734	99,719

Net assets beginning of year	190,791	165,265	80,705	248,871	—	366,311	254,149

Net assets end of year	$122,660	$269,001	$111,954	$301,329	$142	$472,045	$353,868

Contract unit transactions
Units outstanding at beginning of year	15,081	11,879	5,259	5,891	—	5,910	13,625
Units issued	14,611	38,320	578	639	9	712	9,243
Units redeemed	(19,461)	(37,475)	(96)	(510)	—	(801)	(5,409)
Units outstanding at end of year	10,231	12,724	5,741	6,020	9	5,821	17,459

See Notes to the Financial Statements.

45

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2021

	JNL/Mellon Materials Sector Fund - Class A	JNL/Mellon Nasdaq® 100 Index Fund - Class A	JNL/Mellon Real Estate Sector Fund - Class A	JNL/Mellon S&P 400 MidCap Index Fund - Class A	JNL/Mellon S&P 500 Index Fund - Class A	JNL/Mellon Small Cap Index Fund - Class A	JNL/Mellon U.S. Stock Market Index Fund - Class A
Operations
Net investment income (loss)	$(118)	$(7,189)	$(145)	$(6,165)	$(54,634)	$(23,499)	$(11,914)
Net realized gain (loss) on investments in Funds	(6,173)	193,992	159	113,194	988,458	376,978	4,496
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	(82,783)	3,035	(23,669)	(73,084)	(11,787)	118,412
Net change in net assets
from operations	(6,291)	104,020	3,049	83,360	860,740	341,692	110,994

Contract transactions
Purchase payments	—	—	—	—	2,140	551	5,100
Surrenders and terminations	—	(51,762)	—	(39,584)	(289,720)	(119,640)	(31,793)
Transfers between Investment Divisions	6,291	16,673	(247)	(29,204)	(22,189)	(77,601)	1,012,530
Contract owner charges	—	(153)	—	(76)	(3,650)	(317)	(1,107)
Net change in net assets
from contract transactions	6,291	(35,242)	(247)	(68,864)	(313,419)	(197,007)	984,730

Net change in net assets	—	68,778	2,802	14,496	547,321	144,685	1,095,724

Net assets beginning of year	—	296,206	8,021	210,607	2,992,943	1,136,470	—

Net assets end of year	$—	$364,984	$10,823	$225,103	$3,540,264	$1,281,155	$1,095,724

Contract unit transactions
Units outstanding at beginning of year	—	6,213	716	5,901	89,836	37,547	—
Units issued	16,216	25,086	62	28,715	78,525	44,499	62,410
Units redeemed	(16,216)	(25,158)	(71)	(29,451)	(84,089)	(47,956)	(3,055)
Units outstanding at end of year	—	6,141	707	5,165	84,272	34,090	59,355

See Notes to the Financial Statements.

46

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2021

	JNL/Mellon Utilities Sector Fund - Class A	JNL/Mellon World Index Fund - Class A	JNL/MFS Mid Cap Value Fund - Class A	JNL/Morningstar U.S. Sustainability Index Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/Newton Equity Income Fund - Class A
Operations
Net investment income (loss)	$(355)	$(73)	$(21,656)	$—	$(19)	$(1,578)	$(2,873)
Net realized gain (loss) on investments in Funds	126	579	166,520	—	654	185	70,931
Net change in unrealized appreciation
(depreciation) on investments in Funds	3,294	4,053	186,851	—	592	2,566	328
Net change in net assets
from operations	3,065	4,559	331,715	—	1,227	1,173	68,386

Contract transactions
Purchase payments	—	—	6,738	—	—	—	—
Surrenders and terminations	(820)	—	(73,019)	—	—	—	(5,297)
Transfers between Investment Divisions	—	(1,896)	(96,357)	—	(348)	—	(33,787)
Contract owner charges	(2)	—	(503)	—	—	(2)	—
Net change in net assets
from contract transactions	(822)	(1,896)	(163,141)	—	(348)	(2)	(39,084)

Net change in net assets	2,243	2,663	168,574	—	879	1,171	29,302

Net assets beginning of year	21,112	24,390	1,190,182	—	5,726	104,330	—

Net assets end of year	$23,355	$27,053	$1,358,756	$—	$6,605	$105,501	$29,302

Contract unit transactions
Units outstanding at beginning of year	1,257	880	49,663	—	416	8,442	—
Units issued	—	—	17,210	—	2	—	36,486
Units redeemed	(46)	(62)	(22,790)	—	(25)	—	(35,597)
Units outstanding at end of year	1,211	818	44,083	—	393	8,442	889

See Notes to the Financial Statements.

47

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2021

	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class A	JNL/PIMCO Real Return Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America Total Return Fund - Class A	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
Operations
Net investment income (loss)	$(1,834)	$(634)	$(2,490)	$(388)	$(17,047)	$(148)	$(1,077)
Net realized gain (loss) on investments in Funds	1,734	(649)	8,118	95	10,072	292	1,046
Net change in unrealized appreciation
(depreciation) on investments in Funds	810	(364)	(1,289)	785	50,682	(836)	16,286
Net change in net assets
from operations	710	(1,647)	4,339	492	43,707	(692)	16,255

Contract transactions
Purchase payments	—	—	—	—	13,561	—	—
Surrenders and terminations	(3,539)	(14,374)	(10,217)	(321)	(40,254)	(660)	(3,403)
Transfers between Investment Divisions	23,455	20,504	(64,210)	2,187	21,816	(22,752)	(8,546)
Contract owner charges	(10)	(7)	(157)	(12)	(705)	(10)	(8)
Net change in net assets
from contract transactions	19,906	6,123	(74,584)	1,854	(5,582)	(23,422)	(11,957)

Net change in net assets	20,616	4,476	(70,245)	2,346	38,125	(24,114)	4,298

Net assets beginning of year	93,894	23,955	210,945	22,245	1,062,972	29,092	64,541

Net assets end of year	$114,510	$28,431	$140,700	$24,591	$1,101,097	$4,978	$68,839

Contract unit transactions
Units outstanding at beginning of year	8,680	1,654	13,789	1,916	43,916	1,400	3,750
Units issued	5,903	3,002	837	220	2,631	—	6
Units redeemed	(4,026)	(2,631)	(5,733)	(61)	(2,859)	(1,152)	(633)
Units outstanding at end of year	10,557	2,025	8,893	2,075	43,688	248	3,123

See Notes to the Financial Statements.

48

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2021

	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class A	JNL/T. Rowe Price Capital Appreciation Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A	JNL/T. Rowe Price U.S. High Yield Fund - Class A
Operations
Net investment income (loss)	$(25,311)	$(4)	$(9,110)	$(63,027)	$(63,515)	$(6,785)	$—
Net realized gain (loss) on investments in Funds	72,110	279	5,016	208,066	127,005	4,211	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	305,187	(131)	85,439	333,527	354,952	(5,905)	—
Net change in net assets
from operations	351,986	144	81,345	478,566	418,442	(8,479)	—

Contract transactions
Purchase payments	9,955	—	70,690	163,496	184,529	—	—
Surrenders and terminations	(106,114)	—	(12,413)	(135,765)	(163,701)	(31,997)	—
Transfers between Investment Divisions	(51,677)	(12,638)	204,673	(115,224)	(29,972)	21,383	—
Contract owner charges	(3,898)	—	(105)	(4,624)	(713)	(170)	—
Net change in net assets
from contract transactions	(151,734)	(12,638)	262,845	(92,117)	(9,857)	(10,784)	—

Net change in net assets	200,252	(12,494)	344,190	386,449	408,585	(19,263)	—

Net assets beginning of year	1,507,013	12,494	444,209	3,868,670	3,862,839	465,134	—

Net assets end of year	$1,707,265	$—	$788,399	$4,255,119	$4,271,424	$445,871	$—

Contract unit transactions
Units outstanding at beginning of year	63,072	906	22,435	75,655	66,345	43,963	—
Units issued	1,300	—	12,730	8,784	3,148	6,470	—
Units redeemed	(6,827)	(906)	(892)	(10,639)	(3,524)	(7,515)	—
Units outstanding at end of year	57,545	—	34,273	73,800	65,969	42,918	—

See Notes to the Financial Statements.

49

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2021

	JNL/T. Rowe Price Value Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A	JNL/WCM Focused International Equity Fund - Class A	JNL/Westchester Capital Event Driven Fund - Class A	JNL/Western Asset Global Multi-Sector Bond Fund - Class A
Operations
Net investment income (loss)	$(16,108)	$(3,471)	$(437)	$(262)	$(41)	$—	$(3,953)
Net realized gain (loss) on investments in Funds	50,073	604	83	6	773	—	(4,341)
Net change in unrealized appreciation
(depreciation) on investments in Funds	217,481	18,730	1,710	1,118	(262)	—	(7,715)
Net change in net assets
from operations	251,446	15,863	1,356	862	470	—	(16,009)

Contract transactions
Surrenders and terminations	(13,346)	(12,863)	—	—	(473)	—	(624)
Transfers between Investment Divisions	(149,536)	270,199	—	24,877	7,618	—	56,101
Contract owner charges	(199)	(53)	—	—	—	—	(10)
Net change in net assets
from contract transactions	(163,081)	257,283	—	24,877	7,145	—	55,467

Net change in net assets	88,365	273,146	1,356	25,739	7,615	—	39,458

Net assets beginning of year	1,013,575	20,824	28,295	—	1,793	—	227,747

Net assets end of year	$1,101,940	$293,970	$29,651	$25,739	$9,408	$—	$267,205

Contract unit transactions
Units outstanding at beginning of year	32,023	1,621	2,398	—	84	—	21,842
Units issued	252	19,748	—	1,923	400	—	6,349
Units redeemed	(4,972)	(935)	—	—	(103)	—	(1,016)
Units outstanding at end of year	27,303	20,434	2,398	1,923	381	—	27,175

See Notes to the Financial Statements.

50

Jackson National Separate Account V
Statements of Changes in Net Assets
December 31, 2021

	JNL/William Blair International Leaders Fund - Class A	JNL/WMC Balanced Fund - Class A	JNL/WMC Equity Income Fund - Class A	JNL/WMC Global Real Estate Fund - Class A	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Value Fund - Class A
Operations
Net investment income (loss)	$(3,109)	$(31,056)	$—	$(1,584)	$(7,436)	$(5,054)
Net realized gain (loss) on investments in Funds	30,495	128,498	—	993	(1)	11,382
Net change in unrealized appreciation
(depreciation) on investments in Funds	11,181	211,909	—	22,591	—	63,865
Net change in net assets
from operations	38,567	309,351	—	22,000	(7,437)	70,193

Contract transactions
Purchase payments	—	8,398	—	—	16,364	—
Surrenders and terminations	(23,239)	(133,901)	—	(2,284)	(33,854)	(41,483)
Transfers between Investment Divisions	31,552	(214,002)	—	1,224	2,625	(4,774)
Contract owner charges	(614)	(1,188)	—	(67)	(3,127)	(96)
Net change in net assets
from contract transactions	7,699	(340,693)	—	(1,127)	(17,992)	(46,353)

Net change in net assets	46,266	(31,342)	—	20,873	(25,429)	23,840

Net assets beginning of year	843,762	2,125,606	—	87,679	411,107	302,284

Net assets end of year	$890,028	$2,094,264	$—	$108,552	$385,678	$326,124

Contract unit transactions
Units outstanding at beginning of year	53,060	79,165	—	5,243	43,250	10,494
Units issued	2,902	1,128	—	320	26,266	258
Units redeemed	(2,396)	(13,613)	—	(353)	(28,233)	(1,711)
Units outstanding at end of year	53,566	66,680	—	5,210	41,283	9,041

See Notes to the Financial Statements.

51

Jackson National Separate Account V
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL Aggressive Growth Allocation Fund - Class A
12/31/2022	—	—	0.00	15.800126	(21.12)	1.65	N/A	N/A	N/A
12/31/2021	32	2	0.00	20.029520	13.53	1.65	20.470342	13.70	1.50
12/31/2020	—	—	0.00	17.642893	14.47	1.65	18.004164	14.64	1.50
12/31/2019	—	—	0.00	15.413142	24.07	1.65	15.705163	24.18	1.50
12/31/2018	42	3	0.00	12.422609	(11.94)	1.65	12.647430	(11.81)	1.50
JNL Conservative Allocation Fund - Class A
12/31/2022	294	27	0.00	10.955244	(14.55)	1.65	11.125872	(14.42)	1.50
12/31/2021	253	20	0.00	12.820931	1.98	1.65	13.001164	2.13	1.50
12/31/2020	248	20	0.00	12.572290	5.75	1.65	12.729914	5.91	1.50
12/31/2019	235	20	0.00	11.888163	10.62	1.65	12.019231	10.78	1.50
12/31/2018	—	—	0.00	10.747220	(4.72)	1.65	10.849429	(4.57)	1.50
JNL Growth Allocation Fund - Class A
12/31/2022	82	5	0.00	16.207732	(19.97)	1.65	16.600117	(19.85)	1.50
12/31/2021	51	2	0.00	20.252330	11.28	1.65	20.711630	11.45	1.50
12/31/2020	483	26	0.00	18.199264	13.46	1.65	18.584143	13.63	1.50
12/31/2019	425	26	0.00	16.040734	21.66	1.65	16.355422	21.84	1.50
12/31/2018	350	26	0.00	13.185082	(10.57)	1.65	13.423605	(10.43)	1.50
JNL iShares Tactical Growth Fund - Class A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	20.671877	13.16	1.65	20.980988	13.33	1.50
12/31/2020	—	—	0.00	18.267977	10.44	1.65	18.513353	10.61	1.50
12/31/2019	—	—	0.00	16.540655	19.66	1.65	16.737703	19.84	1.50
12/31/2018+	—	—	0.00	13.822792	(11.06)‡	1.65	13.966691	(11.01)‡	1.50
JNL iShares Tactical Moderate Fund - Class A
12/31/2022	115	9	1.38	12.551280	(14.57)	1.65	N/A	N/A	N/A
12/31/2021	148	10	1.20	14.691641	5.88	1.65	14.911365	6.04	1.50
12/31/2020	140	10	1.86	13.875616	6.90	1.65	14.062017	7.06	1.50
12/31/2019	130	10	2.86	12.979665	12.51	1.65	13.134316	12.67	1.50
12/31/2018+	—	—	0.00	11.536937	(6.63)‡	1.65	11.657046	(6.58)‡	1.50
JNL iShares Tactical Moderate Growth Fund - Class A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	17.864631	9.50	1.65	18.131777	9.67	1.50
12/31/2020	—	—	0.00	16.314287	9.33	1.65	16.533429	9.49	1.50
12/31/2019	—	—	0.00	14.922479	16.13	1.65	15.100251	16.30	1.50
12/31/2018+	—	—	0.00	12.849722	(8.73)‡	1.65	12.983499	(8.68)‡	1.50
JNL Moderate Allocation Fund - Class A
12/31/2022	452	31	0.00	14.426753	(16.09)	1.65	14.541107	(15.97)	1.50
12/31/2021	493	29	0.00	17.193378	5.64	1.65	17.303760	5.80	1.50
12/31/2020	471	29	0.00	16.275678	9.38	1.65	16.355629	9.54	1.50
12/31/2019	119	8	0.00	14.880508	13.77	1.65	14.931178	13.95	1.50
12/31/2018	—	—	0.00	13.078941	(6.50)	1.65	13.103805	(6.36)	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL iShares Tactical Growth Fund - Class A - August 13, 2018; JNL iShares Tactical Moderate Fund - Class A - August 13, 2018; JNL iShares Tactical Moderate Growth Fund - Class A - August 13, 2018.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

52

Jackson National Separate Account V
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL Moderate Growth Allocation Fund - Class A
12/31/2022	32	2	0.00	15.793644	(17.15)	1.65	16.176322	(17.02)	1.50
12/31/2021	39	2	0.00	19.062387	8.39	1.65	19.495128	8.57	1.50
12/31/2020	40	2	0.00	17.586248	10.96	1.65	17.956270	11.12	1.50
12/31/2019	85	5	0.00	15.848542	17.58	1.65	16.159716	17.75	1.50
12/31/2018	55	4	0.00	13.479510	(8.17)	1.65	13.723456	(8.04)	1.50
JNL Multi-Manager Alternative Fund - Class A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	10.854761	1.25	1.50	10.854761	1.25	1.50
12/31/2020+	—	—	0.00	10.720511	14.17 ‡	1.50	10.720511	14.17 ‡	1.50
JNL Multi-Manager Emerging Markets Equity Fund - Class A
12/31/2022	76	7	0.80	10.752990	(25.37)	1.65	11.025349	(25.26)	1.50
12/31/2021	124	9	1.31	14.407895	(1.56)	1.65	14.750726	(1.41)	1.50
12/31/2020	115	8	1.28	14.636050	7.08	1.65	14.961810	7.24	1.50
12/31/2019	115	8	2.09	13.668560	15.92	1.65	13.951832	16.10	1.50
12/31/2018	104	9	1.49	11.790914	(19.69)	1.65	12.017212	(19.57)	1.50
JNL Multi-Manager International Small Cap Fund - Class A
12/31/2022	40	4	0.65	10.524663	(31.57)	1.65	10.594150	(31.47)	1.50
12/31/2021+	111	7	0.48	15.380470	1.93 ‡	1.65	15.458816	2.04 ‡	1.50
JNL Multi-Manager Mid Cap Fund - Class A
12/31/2022	62	4	0.00	16.114895	(17.81)	1.65	16.267812	(17.68)	1.50
12/31/2021	22	1	0.00	19.606361	22.21	1.65	19.762370	22.40	1.50
12/31/2020	15	1	0.00	16.042795	12.64	1.65	16.146235	12.81	1.50
12/31/2019	13	1	0.00	14.242089	26.66	1.65	14.312483	26.85	1.50
12/31/2018	—	—	0.00	11.244564	(7.25)	1.65	11.283103	(7.11)	1.50
JNL Multi-Manager Small Cap Growth Fund - Class A
12/31/2022	150	4	0.00	34.978071	(32.20)	1.65	35.970375	(32.10)	1.50
12/31/2021	293	6	0.00	51.589735	1.24	1.65	52.974446	1.39	1.50
12/31/2020	321	6	0.00	50.959451	44.03	1.65	52.248824	44.25	1.50
12/31/2019	205	6	0.00	35.381352	33.67	1.65	36.222218	33.87	1.50
12/31/2018	138	5	0.00	26.469952	(3.66)	1.65	27.058415	(3.52)	1.50
JNL Multi-Manager Small Cap Value Fund - Class A
12/31/2022	437	19	0.00	23.130843	(13.59)	1.65	23.330268	(13.46)	1.50
12/31/2021	546	20	0.00	26.768563	20.98	1.65	26.958900	21.16	1.50
12/31/2020	460	21	0.00	22.126982	4.03	1.65	22.250883	4.19	1.50
12/31/2019	405	19	0.00	21.269368	23.21	1.65	21.356513	23.40	1.50
12/31/2018	333	19	0.32	17.262116	(16.18)	1.65	17.306854	(16.05)	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL Multi-Manager Alternative Fund - Class A - April 27, 2020; JNL Multi-Manager International Small Cap Fund - Class A - April 26, 2021.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

53

Jackson National Separate Account V
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/AB Sustainable Global Thematic Fund - Class A
12/31/2022+	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
JNL/American Funds Balanced Fund - Class A
12/31/2022	249	12	0.00	19.710052	(15.17)	1.65	20.269665	(15.04)	1.50
12/31/2021	295	12	0.00	23.233690	12.83	1.65	23.857644	13.00	1.50
12/31/2020	290	14	0.00	20.591996	10.22	1.65	21.113320	10.39	1.50
12/31/2019	269	14	0.00	18.681979	18.80	1.65	19.126220	18.98	1.50
12/31/2018	169	11	0.63	15.725510	(6.45)	1.65	16.075346	(6.31)	1.50
JNL/American Funds Bond Fund of America Fund - Class A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021+	—	—	0.00	10.007072	0.17 ‡	1.50	10.007072	0.17 ‡	1.50
JNL/American Funds Capital Income Builder Fund - Class A
12/31/2022	44	4	0.00	11.320945	(9.03)	1.65	11.395983	(8.90)	1.50
12/31/2021	57	5	0.00	12.445022	12.66	1.65	12.508744	12.83	1.50
12/31/2020	56	5	0.00	11.046909	2.28	1.65	11.086442	2.43	1.50
12/31/2019	51	5	0.00	10.800597	15.51	1.65	10.823028	15.68	1.50
12/31/2018+	—	—	0.00	9.350633	(6.02)‡	1.65	9.356017	(5.97)‡	1.50
JNL/American Funds Capital World Bond Fund - Class A
12/31/2022	54	6	0.00	8.638697	(19.24)	1.65	8.804219	(19.12)	1.50
12/31/2021	85	8	0.00	10.697181	(6.88)	1.65	10.885762	(6.74)	1.50
12/31/2020	78	7	0.00	11.487067	7.76	1.65	11.672042	7.92	1.50
12/31/2019	62	6	0.00	10.660218	5.75	1.65	10.815656	5.91	1.50
12/31/2018	49	5	0.60	10.080600	(3.24)	1.65	10.212227	(3.09)	1.50
JNL/American Funds Global Growth Fund - Class A
12/31/2022	—	—	0.00	18.997630	(26.12)	1.50	N/A	N/A	N/A
12/31/2021	27	1	0.00	25.397516	14.18	1.65	25.715190	14.35	1.50
12/31/2020	—	—	0.00	22.243467	27.96	1.65	22.487924	28.15	1.50
12/31/2019	—	—	0.00	17.383536	32.75	1.65	17.548237	32.95	1.50
12/31/2018+	—	—	0.00	13.095053	(13.73)‡	1.65	13.199443	(13.68)‡	1.50
JNL/American Funds Global Small Capitalization Fund - Class A
12/31/2022	6	0	0.00	16.448546	(30.85)	1.50	N/A	N/A	N/A
12/31/2021	31	1	0.00	23.380750	4.64	1.65	23.785098	4.79	1.50
12/31/2020	41	2	0.00	22.344564	27.19	1.65	22.696963	27.39	1.50
12/31/2019	7	0	0.00	17.567209	29.00	1.65	17.816485	29.15	1.50
12/31/2018	20	1	0.05	13.617786	(12.24)	1.65	13.795624	(12.11)	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/AB Sustainable Global Thematic Fund - Class A - April 25, 2022; JNL/American Funds Bond Fund of America Fund - Class A - April 26, 2021; JNL/American Funds Capital Income Builder Fund - Class A - August 13, 2018; JNL/American Funds Global Growth Fund - Class A - August 13, 2018.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

54

Jackson National Separate Account V
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/American Funds Growth Allocation Fund - Class A
12/31/2022	62	3	0.00	18.427309	(20.60)	1.65	18.709789	(20.47)	1.50
12/31/2021	61	3	0.00	23.207277	11.94	1.65	23.524854	11.94	1.50
12/31/2020	62	3	0.00	20.731550	17.92	1.65	21.014726	18.25	1.50
12/31/2019	44	2	0.00	17.580366	21.38	1.65	17.770737	21.53	1.50
12/31/2018	62	4	0.00	14.483345	(6.95)	1.65	14.622640	(6.81)	1.50
JNL/American Funds Growth Fund - Class A
12/31/2022	124	4	0.00	30.867105	(31.29)	1.65	31.376331	(31.19)	1.50
12/31/2021	455	10	0.00	44.926394	19.62	1.65	45.599441	19.80	1.50
12/31/2020	218	6	0.00	37.558207	49.12	1.65	38.063194	49.34	1.50
12/31/2019	22	1	0.00	25.186834	28.19	1.65	25.487089	28.38	1.50
12/31/2018+	14	1	0.00	19.648815	(12.37)‡	1.65	19.853375	(12.32)‡	1.50
JNL/American Funds Growth-Income Fund - Class A
12/31/2022	123	4	0.00	27.748487	(18.18)	1.65	28.280529	(18.06)	1.50
12/31/2021	216	6	0.00	33.914438	21.63	1.65	34.513207	21.81	1.50
12/31/2020	165	6	0.00	27.884266	11.25	1.65	28.334011	11.42	1.50
12/31/2019	151	6	0.00	25.064856	23.60	1.65	25.430981	23.78	1.50
12/31/2018	280	14	0.00	20.279149	(3.77)	1.65	20.544564	(3.62)	1.50
JNL/American Funds International Fund - Class A
12/31/2022	468	37	0.00	12.504300	(22.36)	1.65	12.744642	(22.25)	1.50
12/31/2021	569	35	0.00	16.106484	(3.43)	1.65	16.391580	(3.28)	1.50
12/31/2020	561	33	0.00	16.677830	11.70	1.65	16.947628	11.87	1.50
12/31/2019	480	32	0.00	14.931078	20.45	1.65	15.149878	20.63	1.50
12/31/2018	391	31	0.81	12.396439	(14.95)	1.65	12.559228	(14.83)	1.50
JNL/American Funds Moderate Growth Allocation Fund - Class A
12/31/2022	376	24	0.00	15.741933	(18.59)	1.65	16.008239	(18.47)	1.50
12/31/2021	521	27	0.00	19.337108	8.16	1.65	19.634804	8.32	1.50
12/31/2020	284	16	0.00	17.878234	15.40	1.65	18.126257	15.57	1.50
12/31/2019	157	10	0.00	15.492478	16.71	1.65	15.683909	16.88	1.50
12/31/2018	139	10	0.00	13.274616	(6.14)	1.65	13.418550	(6.00)	1.50
JNL/American Funds New World Fund - Class A
12/31/2022	191	14	0.00	13.516975	(23.69)	1.65	13.784231	(23.57)	1.50
12/31/2021	168	9	0.00	17.712412	2.75	1.65	18.035628	2.90	1.50
12/31/2020	149	9	0.00	17.238576	21.04	1.65	17.526836	21.22	1.50
12/31/2019	123	9	0.00	14.241819	26.58	1.65	14.458298	26.77	1.50
12/31/2018	114	10	0.52	11.251207	(15.82)	1.65	11.405116	(15.70)	1.50
JNL/American Funds Washington Mutual Investors Fund - Class A
12/31/2022	140	5	0.00	26.563950	(10.38)	1.65	27.099642	(10.25)	1.50
12/31/2021	192	6	0.00	29.641642	25.23	1.65	30.194238	25.42	1.50
12/31/2020	262	11	0.00	23.670298	6.64	1.65	24.075438	6.80	1.50
12/31/2019	227	10	0.00	22.195525	18.98	1.65	22.541551	19.16	1.50
12/31/2018	198	10	0.00	18.654258	(10.49)	1.65	18.916679	(10.36)	1.50

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/American Funds Growth Fund - Class A - August 13, 2018.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

55

Jackson National Separate Account V
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/AQR Large Cap Defensive Style Fund - Class A
12/31/2022	80	6	0.00	12.587691	(10.06)	1.65	12.654221	(9.93)	1.50
12/31/2021	65	5	0.00	13.995639	19.99	1.65	14.048558	20.17	1.50
12/31/2020	—	—	0.00	11.663661	9.95	1.65	11.690291	10.11	1.50
12/31/2019+	—	—	0.00	10.608483	6.08 ‡	1.65	10.616767	6.17 ‡	1.50
JNL/Baillie Gifford International Growth Fund - Class A
12/31/2022	16	2	0.14	9.829808	(38.25)	1.65	9.908542	(38.16)	1.50
12/31/2021	150	9	0.00	15.919128	(8.49)	1.65	16.022077	(8.36)	1.50
12/31/2020	125	7	0.00	17.396828	54.09	1.65	17.482998	54.32	1.50
12/31/2019	75	7	0.00	11.289932	28.38	1.65	11.328782	28.57	1.50
12/31/2018	57	6	0.00	8.794389	(14.58)	1.65	8.811436	(14.45)	1.50
JNL/BlackRock Global Allocation Fund - Class A
12/31/2022	352	25	0.00	14.206841	(16.92)	1.65	14.469750	(16.80)	1.50
12/31/2021	447	26	0.00	17.100376	5.54	1.65	17.390786	5.70	1.50
12/31/2020	436	27	0.00	16.202092	16.99	1.65	16.452556	17.17	1.50
12/31/2019	408	29	0.00	13.849045	15.78	1.65	14.042063	15.96	1.50
12/31/2018	396	33	0.70	11.961217	(9.14)	1.65	12.109752	(9.00)	1.50
JNL/BlackRock Global Natural Resources Fund - Class A
12/31/2022	285	25	0.00	11.469072	15.74	1.65	11.746682	15.91	1.50
12/31/2021	89	9	0.00	9.909560	28.45	1.65	10.134266	28.65	1.50
12/31/2020	74	10	0.00	7.714642	2.59	1.65	7.877696	2.74	1.50
12/31/2019	92	12	0.00	7.520041	12.91	1.65	7.667516	13.08	1.50
12/31/2018	87	13	1.83	6.660130	(18.63)	1.65	6.780572	(18.51)	1.50
JNL/BlackRock Large Cap Select Growth Fund - Class A
12/31/2022	1,275	82	0.00	14.338908	(38.89)	1.65	16.138951	(38.80)	1.50
12/31/2021	2,724	107	0.00	23.464338	18.48	1.65	26.370488	18.66	1.50
12/31/2020	2,306	109	0.00	19.804701	36.16	1.65	22.224224	36.36	1.50
12/31/2019	1,966	125	0.00	14.545136	30.14	1.65	16.297642	30.33	1.50
12/31/2018	1,800	150	0.00	11.176925	0.21	1.65	12.504824	0.36	1.50
JNL/Causeway International Value Select Fund - Class A
12/31/2022	400	34	1.33	11.618272	(8.57)	1.65	12.226549	(8.43)	1.50
12/31/2021	472	36	1.27	12.706721	6.72	1.65	13.351986	6.88	1.50
12/31/2020	513	42	4.63	11.906401	4.16	1.65	12.492270	4.32	1.50
12/31/2019	504	43	2.92	11.430740	17.03	1.65	11.975214	17.20	1.50
12/31/2018	450	45	1.54	9.767591	(18.87)	1.65	10.217511	(18.75)	1.50
JNL/ClearBridge Large Cap Growth Fund - Class A
12/31/2022	12	1	0.00	13.952672	(33.61)	1.65	14.062382	(33.50)	1.50
12/31/2021	15	1	0.00	21.015274	19.19	1.65	21.147957	19.37	1.50
12/31/2020	36	2	0.00	17.631998	28.37	1.65	17.715890	28.56	1.50
12/31/2019	92	7	0.00	13.735405	29.50	1.65	13.780057	29.70	1.50
12/31/2018	62	6	0.00	10.606136	(1.83)	1.65	10.624676	(1.69)	1.50

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/AQR Large Cap Defensive Style Fund - Class A - June 24, 2019.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

56

Jackson National Separate Account V
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/DFA International Core Equity Fund - Class A
12/31/2022	48	4	5.86	10.693698	(13.48)	1.65	N/A	N/A	N/A
12/31/2021	—	—	0.00	12.360166	9.51	1.65	12.406983	9.68	1.50
12/31/2020	—	—	0.00	11.286636	5.21	1.65	11.312407	5.37	1.50
12/31/2019+	—	—	0.00	10.727462	7.27 ‡	1.65	10.735839	7.36 ‡	1.50
JNL/DFA U.S. Core Equity Fund - Class A
12/31/2022	1,046	36	0.00	28.317537	(16.98)	1.65	29.121722	(16.85)	1.50
12/31/2021	1,453	42	0.00	34.108667	24.80	1.65	35.024870	24.99	1.50
12/31/2020	1,360	49	0.00	27.330006	13.96	1.65	28.022048	14.13	1.50
12/31/2019	1,390	57	0.00	23.982893	27.43	1.65	24.553326	27.62	1.50
12/31/2018	1,348	71	0.88	18.821166	(9.27)	1.65	19.239949	(9.13)	1.50
JNL/DFA U.S. Small Cap Fund - Class A
12/31/2022	76	4	0.00	21.651630	(15.15)	1.65	N/A	N/A	N/A
12/31/2021	—	—	0.00	25.518905	25.37	1.65	25.877404	25.56	1.50
12/31/2020	—	—	0.00	20.354641	11.33	1.65	20.609658	11.50	1.50
12/31/2019	—	—	0.00	18.283475	19.37	1.65	18.484814	19.55	1.50
12/31/2018+	—	—	0.00	15.316109	(19.88)‡	1.65	15.461763	(19.84)‡	1.50
JNL/DoubleLine Core Fixed Income Fund - Class A
12/31/2022	2,023	112	0.00	17.426394	(14.70)	1.65	18.166099	(14.57)	1.50
12/31/2021	2,582	122	0.00	20.428430	(2.06)	1.65	21.263744	(1.92)	1.50
12/31/2020	2,570	119	0.00	20.858730	3.37	1.65	21.679095	3.52	1.50
12/31/2019	2,685	129	2.63	20.179186	6.05	1.65	20.941382	6.21	1.50
12/31/2018	2,939	151	1.01	19.028378	(2.08)	1.65	19.717504	(1.94)	1.50
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A
12/31/2022	8	1	0.00	9.620614	(16.44)	1.65	9.719434	(16.31)	1.50
12/31/2021	12	1	0.00	11.513338	(0.91)	1.65	11.614187	(0.76)	1.50
12/31/2020	14	1	0.00	11.618911	1.33	1.65	11.703382	1.51	1.50
12/31/2019	—	—	0.00	11.466194	9.56	1.65	11.529698	9.72	1.50
12/31/2018+	—	—	0.00	10.465671	(0.55)‡	1.65	10.507908	(0.50)‡	1.50
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A
12/31/2022	15	1	0.00	19.591216	(24.95)	1.65	19.804882	(24.84)	1.50
12/31/2021	24	1	0.00	26.102919	21.98	1.65	26.348834	22.16	1.50
12/31/2020	22	1	0.00	21.399198	13.30	1.65	21.569132	13.47	1.50
12/31/2019	19	1	0.00	18.886412	31.46	1.65	19.009468	31.67	1.50
12/31/2018	13	1	0.83	14.366896	(6.08)	1.65	14.437596	(5.94)	1.50
JNL/DoubleLine Total Return Fund - Class A
12/31/2022	38	4	0.00	9.753416	(14.44)	1.65	9.857813	(14.30)	1.50
12/31/2021	47	4	0.00	11.399601	(2.06)	1.65	11.503284	(1.95)	1.50
12/31/2020	46	4	0.00	11.639569	0.98	1.65	11.731938	1.13	1.50
12/31/2019	81	7	0.00	11.526400	3.89	1.65	11.600387	4.05	1.50
12/31/2018	87	8	3.43	11.094312	0.13	1.65	11.148796	0.28	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/DFA International Core Equity Fund - Class A - June 24, 2019; JNL/DFA U.S. Small Cap Fund - Class A - August 13, 2018; JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A - August 13, 2018.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

57

Jackson National Separate Account V
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A
12/31/2022	562	31	0.00	17.346631	(14.95)	1.65	18.144145	(14.82)	1.50
12/31/2021	721	34	0.00	20.394742	(2.32)	1.65	21.300512	(2.17)	1.50
12/31/2020	708	33	0.00	20.878367	6.64	1.65	21.772941	6.80	1.50
12/31/2019	709	35	1.75	19.579179	7.44	1.65	20.387485	7.60	1.50
12/31/2018	734	39	2.60	18.223423	(3.21)	1.65	18.947311	(3.06)	1.50
JNL/First Sentier Global Infrastructure Fund - Class A
12/31/2022	13	1	0.00	16.972676	(5.58)	1.65	17.256825	(5.44)	1.50
12/31/2021	17	1	0.00	17.975841	11.10	1.65	18.249210	11.27	1.50
12/31/2020	19	1	0.00	16.179230	(5.26)	1.65	16.401308	(5.12)	1.50
12/31/2019	28	2	0.00	17.077002	24.84	1.65	17.285646	25.03	1.50
12/31/2018	23	2	3.20	13.678979	(7.94)	1.65	13.825503	(7.80)	1.50
JNL/Franklin Templeton Income Fund - Class A
12/31/2022	1,081	62	0.00	17.269057	(5.98)	1.65	17.706274	(5.84)	1.50
12/31/2021	1,108	60	0.00	18.367755	12.88	1.65	18.804634	13.05	1.50
12/31/2020	1,041	63	0.00	16.272487	(0.78)	1.65	16.634551	(0.64)	1.50
12/31/2019	1,060	64	0.00	16.401166	14.19	1.65	16.740956	14.36	1.50
12/31/2018	1,015	70	4.45	14.363324	(5.88)	1.65	14.638920	(5.74)	1.50
JNL/Goldman Sachs 4 Fund - Class A
12/31/2022	185	6	0.00	30.866267	(12.38)	1.65	32.518845	(12.25)	1.50
12/31/2021	386	11	0.00	35.226524	33.26	1.65	37.057140	33.46	1.50
12/31/2020	307	11	0.00	26.433853	2.80	1.65	27.765866	2.96	1.50
12/31/2019	364	14	0.00	25.712708	22.99	1.65	26.967880	23.18	1.50
12/31/2018	319	15	0.00	20.905817	(7.81)	1.65	21.893448	(7.67)	1.50
JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A
12/31/2022	1,672	63	0.00	26.087443	(23.42)	1.65	26.828207	(23.31)	1.50
12/31/2021	2,519	73	0.00	34.066987	14.42	1.65	34.981971	14.59	1.50
12/31/2020	2,318	77	0.00	29.773722	18.13	1.65	30.527568	18.31	1.50
12/31/2019	2,262	89	0.00	25.203445	24.71	1.65	25.802833	24.90	1.50
12/31/2018	3,912	190	0.00	20.209152	(8.24)	1.65	20.658758	(8.11)	1.50
JNL/Goldman Sachs Managed Conservative Fund - Class A
12/31/2022	23	2	0.00	13.283717	(16.00)	1.65	13.650656	(15.88)	1.50
12/31/2021	36	2	0.00	15.814221	2.03	1.65	16.226839	2.18	1.50
12/31/2020	40	3	0.00	15.499880	7.01	1.65	15.880610	7.17	1.50
12/31/2019	51	3	0.00	14.484438	9.24	1.65	14.817893	9.41	1.50
12/31/2018	20	1	0.00	13.258793	(3.92)	1.65	13.543609	(3.77)	1.50
JNL/Goldman Sachs Managed Growth Fund - Class A
12/31/2022	3,230	130	0.00	24.285489	(22.43)	1.65	24.975130	(22.31)	1.50
12/31/2021	4,371	137	0.00	31.306797	12.59	1.65	32.147690	12.76	1.50
12/31/2020	4,217	149	0.00	27.805424	16.77	1.65	28.509467	16.95	1.50
12/31/2019	4,265	176	0.00	23.812031	22.37	1.65	24.378371	22.56	1.50
12/31/2018	4,336	220	0.00	19.458699	(7.49)	1.65	19.891636	(7.35)	1.50

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

58

Jackson National Separate Account V
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Goldman Sachs Managed Moderate Fund - Class A
12/31/2022	345	21	0.00	16.401612	(17.87)	1.65	16.832861	(17.75)	1.50
12/31/2021	456	23	0.00	19.971507	5.01	1.65	20.465993	5.17	1.50
12/31/2020	496	26	0.00	19.018097	10.49	1.65	19.459745	10.65	1.50
12/31/2019	461	27	0.00	17.213034	13.01	1.65	17.586369	13.18	1.50
12/31/2018	509	33	0.00	15.230899	(5.02)	1.65	15.537919	(4.88)	1.50
JNL/Goldman Sachs Managed Moderate Growth Fund - Class A
12/31/2022	4,016	191	0.00	20.591527	(20.27)	1.65	21.176242	(20.15)	1.50
12/31/2021	5,937	226	0.00	25.826373	9.04	1.65	26.520045	9.20	1.50
12/31/2020	5,818	241	0.00	23.686182	13.61	1.65	24.285921	13.78	1.50
12/31/2019	5,167	244	0.00	20.848561	17.18	1.65	21.344413	17.35	1.50
12/31/2018	4,709	260	0.00	17.792626	(6.47)	1.65	18.188498	(6.33)	1.50
JNL/GQG Emerging Markets Equity Fund - Class A
12/31/2022	8	1	0.00	10.082564	(23.17)	1.65	10.161725	(23.06)	1.50
12/31/2021	8	1	0.00	13.122613	(3.90)	1.65	13.206818	(3.75)	1.50
12/31/2020	7	1	0.00	13.654944	30.94	1.65	13.721978	31.13	1.50
12/31/2019	6	1	0.00	10.428519	19.11	1.65	10.464011	19.29	1.50
12/31/2018+	—	—	0.00	8.755217	(7.37)‡	1.65	8.771860	(7.31)‡	1.50
JNL/Harris Oakmark Global Equity Fund - Class A
12/31/2022	15	1	0.45	10.718342	(17.36)	1.65	10.950081	(17.24)	1.50
12/31/2021	18	1	0.78	12.970504	15.92	1.65	13.230930	16.10	1.50
12/31/2020	26	2	3.58	11.188746	9.43	1.65	11.396313	9.59	1.50
12/31/2019	22	2	1.63	10.224572	25.55	1.65	10.398714	25.74	1.50
12/31/2018	16	2	0.46	8.143840	(22.52)	1.65	8.269940	(22.40)	1.50
JNL/Heitman U.S. Focused Real Estate Fund - Class A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	15.369297	41.78	1.65	15.447510	41.99	1.50
12/31/2020	—	—	0.00	10.840625	(5.71)	1.65	10.879457	(5.57)	1.50
12/31/2019	—	—	0.00	11.496761	23.21	1.65	11.520652	23.40	1.50
12/31/2018+	—	—	0.00	9.330757	(6.69)‡	1.65	9.336128	(6.64)‡	1.50
JNL/Invesco Diversified Dividend Fund - Class A
12/31/2022	656	51	0.00	12.729839	(3.57)	1.65	12.830685	(3.42)	1.50
12/31/2021	11	1	0.00	13.200448	16.71	1.65	13.285125	16.89	1.50
12/31/2020	10	1	0.00	11.310296	(1.04)	1.65	11.365852	(0.89)	1.50
12/31/2019	10	1	2.20	11.429039	21.82	1.65	11.467882	22.00	1.50
12/31/2018	—	—	0.00	9.381971	(8.79)	1.65	9.399802	(8.65)	1.50
JNL/Invesco Global Growth Fund - Class A
12/31/2022	1,133	42	0.00	25.777727	(33.30)	1.65	27.294918	(33.20)	1.50
12/31/2021	1,971	49	0.00	38.647073	13.48	1.65	40.860541	13.65	1.50
12/31/2020	1,859	53	0.00	34.055153	26.07	1.65	35.951663	26.26	1.50
12/31/2019	1,691	61	0.60	27.012715	29.13	1.65	28.474298	29.33	1.50
12/31/2018	1,404	65	0.63	20.918253	(14.64)	1.65	22.017034	(14.51)	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/GQG Emerging Markets Equity Fund - Class A - August 13, 2018; JNL/Heitman U.S. Focused Real Estate Fund - Class A - August 13, 2018.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

59

Jackson National Separate Account V
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Invesco Small Cap Growth Fund - Class A
12/31/2022	137	4	0.00	33.457674	(36.34)	1.65	34.408349	(36.24)	1.50
12/31/2021	392	7	0.00	52.554611	5.51	1.65	53.967054	5.67	1.50
12/31/2020	342	7	0.00	49.808480	53.95	1.65	51.070455	54.18	1.50
12/31/2019	204	6	0.00	32.354218	22.37	1.65	33.124207	22.56	1.50
12/31/2018	177	7	0.00	26.439100	(10.61)	1.65	27.027784	(10.47)	1.50
JNL/JPMorgan Global Allocation Fund - Class A
12/31/2022	456	40	0.00	11.162519	(20.37)	1.65	11.308749	(20.25)	1.50
12/31/2021	566	40	0.00	14.017227	7.11	1.65	14.179617	7.27	1.50
12/31/2020	574	43	0.00	13.087322	9.87	1.65	13.219107	10.04	1.50
12/31/2019+	—	—	0.00	11.911174	4.72 ‡	1.65	12.013087	4.81 ‡	1.50
JNL/JPMorgan Hedged Equity Fund - Class A
12/31/2022	63	5	0.33	11.931865	(9.52)	1.50	N/A	N/A	N/A
12/31/2021	73	6	0.63	13.120859	10.01	1.65	13.187637	10.18	1.50
12/31/2020	59	5	0.63	11.926536	12.44	1.65	11.969263	12.61	1.50
12/31/2019	—	—	0.00	10.606679	11.15	1.65	10.628730	11.31	1.50
12/31/2018+	—	—	0.00	9.542977	(4.57)‡	1.65	9.548470	(4.52)‡	1.50
JNL/JPMorgan MidCap Growth Fund - Class A
12/31/2022	828	20	0.00	40.612599	(28.27)	1.65	41.768885	(28.16)	1.50
12/31/2021	1,171	20	0.00	56.617806	9.21	1.65	58.142735	9.38	1.50
12/31/2020	1,136	22	0.00	51.841934	45.55	1.65	53.158419	45.77	1.50
12/31/2019	792	22	0.00	35.618540	37.63	1.65	36.468320	37.83	1.50
12/31/2018	637	24	0.00	25.880656	(6.56)	1.65	26.458389	(6.42)	1.50
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A
12/31/2022	94	8	0.00	12.240477	(13.10)	1.65	12.588097	(12.97)	1.50
12/31/2021	136	9	0.00	14.086090	(3.75)	1.65	14.464486	(3.60)	1.50
12/31/2020	151	10	0.00	14.634220	5.20	1.65	15.004761	5.36	1.50
12/31/2019	177	12	0.00	13.910510	4.71	1.65	14.241385	4.87	1.50
12/31/2018	134	10	3.16	13.284218	(1.20)	1.65	13.579810	(1.05)	1.50
JNL/JPMorgan U.S. Value Fund - Class A
12/31/2022	346	21	0.00	16.654574	(4.54)	1.65	17.057928	(4.40)	1.50
12/31/2021	328	19	0.00	17.446728	25.28	1.65	17.842564	25.47	1.50
12/31/2020	352	25	0.00	13.926218	(5.36)	1.65	14.220858	(5.22)	1.50
12/31/2019	362	25	0.00	14.714742	20.96	1.65	15.003561	21.14	1.50
12/31/2018	304	25	1.13	12.165175	(10.52)	1.65	12.385332	(10.39)	1.50
JNL/Lazard International Strategic Equity Fund - Class A
12/31/2022	5	0	2.46	13.724922	(18.32)	1.50	N/A	N/A	N/A
12/31/2021	7	0	1.24	16.585747	4.68	1.65	16.802847	4.83	1.50
12/31/2020	—	—	0.00	15.844706	11.18	1.65	16.028041	11.35	1.50
12/31/2019	—	—	0.00	14.251521	19.92	1.65	14.394824	20.10	1.50
12/31/2018+	—	—	0.00	11.884172	(10.55)‡	1.65	11.985808	(10.50)‡	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/JPMorgan Global Allocation Fund - Class A - June 24, 2019; JNL/JPMorgan Hedged Equity Fund - Class A - August 13, 2018; JNL/Lazard International Strategic Equity Fund - Class A - August 13, 2018.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

60

Jackson National Separate Account V
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Loomis Sayles Global Growth Fund - Class A
12/31/2022	53	5	0.00	11.293182	(27.45)	1.65	11.367722	(27.34)	1.50
12/31/2021	65	4	0.00	15.566895	3.88	1.65	15.646110	4.04	1.50
12/31/2020+	64	4	0.31	14.985028	44.75 ‡	1.65	15.038691	44.89 ‡	1.50
JNL/Lord Abbett Short Duration Income Fund - Class A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	10.198034	(1.31)	1.65	10.223726	(1.17)	1.50
12/31/2020+	—	—	0.00	10.333806	3.34 ‡	1.65	10.344320	3.44 ‡	1.50
JNL/Mellon Bond Index Fund - Class A
12/31/2022	228	20	0.00	11.567529	(14.95)	1.65	11.895942	(14.82)	1.50
12/31/2021	219	16	0.00	13.600900	(3.77)	1.65	13.966149	(3.63)	1.50
12/31/2020	220	15	0.00	14.133711	5.30	1.65	14.491539	5.45	1.50
12/31/2019	196	14	2.27	13.422802	6.16	1.65	13.741989	6.32	1.50
12/31/2018	187	15	2.15	12.643345	(2.21)	1.65	12.924612	(2.06)	1.50
JNL/Mellon Communication Services Sector Fund - Class A
12/31/2022	18	1	0.00	22.106438	(42.29)	1.65	24.896791	(42.20)	1.50
12/31/2021	33	1	0.00	38.303254	13.74	1.65	43.073982	13.91	1.50
12/31/2020	31	1	0.00	33.675391	23.21	1.65	37.812806	23.39	1.50
12/31/2019	52	2	0.00	27.331847	24.33	1.65	30.644112	24.52	1.50
12/31/2018	37	2	3.57	21.982992	(7.36)	1.65	24.610244	(7.22)	1.50
JNL/Mellon Consumer Discretionary Sector Fund - Class A
12/31/2022	223	6	0.00	39.084665	(36.98)	1.65	39.430265	(36.89)	1.50
12/31/2021	382	6	0.00	62.022128	20.53	1.65	62.476987	20.72	1.50
12/31/2020	313	6	0.00	51.455885	44.61	1.65	51.755478	44.82	1.50
12/31/2019	179	5	0.00	35.583361	24.80	1.65	35.736862	24.99	1.50
12/31/2018	157	5	0.72	28.511401	(2.85)	1.65	28.591461	(2.70)	1.50
JNL/Mellon Consumer Staples Sector Fund - Class A
12/31/2022	25	2	0.00	13.880776	(4.78)	1.65	N/A	N/A	N/A
12/31/2021	39	3	0.00	14.577068	14.38	1.65	14.670560	14.55	1.50
12/31/2020	25	2	0.00	12.744462	8.62	1.65	12.806981	8.78	1.50
12/31/2019	24	2	0.00	11.733098	24.02	1.65	11.772982	24.21	1.50
12/31/2018	13	1	0.00	9.460335	(10.45)	1.65	9.478311	(10.32)	1.50
JNL/Mellon Dow Index Fund - Class A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	29.855590	18.19	1.65	30.879607	18.37	1.50
12/31/2020+	—	—	0.00	25.259692	26.77 ‡	1.65	26.086909	26.90 ‡	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Loomis Sayles Global Growth Fund - Class A - April 27, 2020; JNL/Lord Abbett Short Duration Income Fund - Class A - April 27, 2020; JNL/Mellon Dow Index Fund - Class A - April 27, 2020.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

61

Jackson National Separate Account V
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon Emerging Markets Index Fund - Class A
12/31/2022	92	10	0.00	9.504357	(20.29)	1.65	9.650660	(20.17)	1.50
12/31/2021	123	10	0.00	11.923593	(5.08)	1.65	12.088998	(4.94)	1.50
12/31/2020	191	15	3.39	12.562213	15.19	1.65	12.717379	15.36	1.50
12/31/2019	168	15	2.13	10.905945	15.96	1.65	11.024114	16.14	1.50
12/31/2018	137	14	1.33	9.404710	(16.63)	1.65	9.492344	(16.51)	1.50
JNL/Mellon Energy Sector Fund - Class A
12/31/2022	1,044	31	0.00	33.420089	58.71	1.65	34.438608	58.95	1.50
12/31/2021	269	13	0.00	21.056910	52.16	1.65	21.666222	52.39	1.50
12/31/2020	165	12	0.00	13.838827	(34.81)	1.65	14.217947	(34.72)	1.50
12/31/2019	212	10	0.00	21.229718	6.87	1.65	21.778595	7.03	1.50
12/31/2018	206	10	2.76	19.865640	(21.74)	1.65	20.348721	(21.62)	1.50
JNL/Mellon Financial Sector Fund - Class A
12/31/2022	102	6	0.00	16.442884	(14.32)	1.65	18.119984	(14.19)	1.50
12/31/2021	112	6	0.00	19.190209	27.22	1.65	21.115785	27.41	1.50
12/31/2020	81	5	0.00	15.083916	(4.31)	1.65	16.572625	(4.16)	1.50
12/31/2019	109	7	0.00	15.762841	28.93	1.65	17.292602	29.12	1.50
12/31/2018	114	9	1.08	12.225817	(15.29)	1.65	13.392170	(15.16)	1.50
JNL/Mellon Healthcare Sector Fund - Class A
12/31/2022	220	5	0.00	45.653370	(7.29)	1.65	46.634298	(7.16)	1.50
12/31/2021	301	6	0.00	49.245810	18.23	1.65	50.228755	18.41	1.50
12/31/2020	249	6	0.00	41.652300	15.60	1.65	42.420017	15.77	1.50
12/31/2019	257	7	0.00	36.032550	19.39	1.65	36.641638	19.57	1.50
12/31/2018	238	8	0.93	30.179515	3.23	1.65	30.643695	3.38	1.50
JNL/Mellon Industrials Sector Fund - Class A
12/31/2022	2	0	0.00	13.641782	(10.21)	1.65	13.653650	(10.36)	1.50
12/31/2021	0	0	0.00	15.192151	18.94	1.65	15.232363	18.64	1.50
12/31/2020	—	—	0.00	12.772848	11.71	1.65	12.838618	11.91	1.50
12/31/2019	—	—	0.00	11.434437	27.88	1.65	11.472774	28.07	1.50
12/31/2018	—	—	0.00	8.941304	(15.84)	1.65	8.958289	(15.71)	1.50
JNL/Mellon Information Technology Sector Fund - Class A
12/31/2022	194	4	0.00	54.867007	(33.10)	1.65	53.689287	(33.00)	1.50
12/31/2021	472	6	0.00	82.008526	31.03	1.65	80.128311	31.23	1.50
12/31/2020	366	6	0.00	62.588138	42.75	1.65	61.061522	42.96	1.50
12/31/2019	249	6	0.00	43.845484	45.57	1.65	42.711933	45.79	1.50
12/31/2018	185	6	0.41	30.119497	(2.39)	1.65	29.296816	(2.24)	1.50
JNL/Mellon International Index Fund - Class A
12/31/2022	320	19	0.23	16.869999	(15.60)	1.65	17.349012	(15.47)	1.50
12/31/2021	354	17	0.00	19.988337	8.66	1.65	20.525148	8.83	1.50
12/31/2020	254	14	3.45	18.394809	5.94	1.65	18.860505	6.10	1.50
12/31/2019	254	14	2.71	17.364031	19.22	1.65	17.776954	19.40	1.50
12/31/2018	222	15	2.95	14.564285	(15.33)	1.65	14.888291	(15.20)	1.50

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

62

Jackson National Separate Account V
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon Materials Sector Fund - Class A
12/31/2022	75	6	0.00	13.147185	(13.35)	1.65	N/A	N/A	N/A
12/31/2021	—	—	0.00	15.173486	26.29	1.65	15.270914	26.48	1.50
12/31/2020	—	—	0.00	12.014794	16.89	1.65	12.073817	17.07	1.50
12/31/2019	—	—	0.00	10.278455	20.78	1.65	10.313451	20.96	1.50
12/31/2018	—	—	0.00	8.510381	(19.97)	1.65	8.526558	(19.85)	1.50
JNL/Mellon Nasdaq® 100 Index Fund - Class A
12/31/2022	281	7	0.00	37.838407	(33.90)	1.65	43.114163	(33.80)	1.50
12/31/2021	365	6	0.00	57.243993	24.62	1.65	65.127994	24.81	1.50
12/31/2020	296	6	0.00	45.934010	45.54	1.65	52.182017	45.76	1.50
12/31/2019	218	7	0.00	31.560494	36.29	1.65	35.799655	36.50	1.50
12/31/2018	286	12	0.29	23.156428	(2.27)	1.65	26.227403	(2.13)	1.50
JNL/Mellon Real Estate Sector Fund - Class A
12/31/2022	8	1	0.00	11.125862	(27.19)	1.50	N/A	N/A	N/A
12/31/2021	11	1	0.00	15.179625	36.49	1.65	15.280057	36.69	1.50
12/31/2020	8	1	0.00	11.121777	(6.87)	1.65	11.178735	(6.73)	1.50
12/31/2019	20	2	0.00	11.942397	25.85	1.65	11.985657	26.06	1.50
12/31/2018	—	—	0.00	9.489723	(6.84)	1.65	9.507755	(6.70)	1.50
JNL/Mellon S&P 400 MidCap Index Fund - Class A
12/31/2022	145	4	0.00	36.398620	(14.95)	1.65	37.432225	(14.83)	1.50
12/31/2021	225	5	0.00	42.798653	22.10	1.65	43.948124	22.29	1.50
12/31/2020	211	6	0.00	35.051397	11.14	1.65	35.938892	11.31	1.50
12/31/2019	198	6	0.00	31.537979	23.53	1.65	32.288038	23.71	1.50
12/31/2018	168	6	0.81	25.531324	(13.05)	1.65	26.099345	(12.92)	1.50
JNL/Mellon S&P 500 Index Fund - Class A
12/31/2022	3,005	89	0.00	33.305461	(19.86)	1.65	34.251098	(19.74)	1.50
12/31/2021	3,540	84	0.00	41.559282	25.99	1.65	42.675362	26.18	1.50
12/31/2020	2,993	90	0.00	32.985206	15.86	1.65	33.820253	16.03	1.50
12/31/2019	2,829	98	1.43	28.470925	28.69	1.65	29.147928	28.89	1.50
12/31/2018	2,430	109	1.33	22.123081	(6.44)	1.65	22.615196	(6.30)	1.50
JNL/Mellon Small Cap Index Fund - Class A
12/31/2022	1,339	43	0.00	30.365608	(18.00)	1.65	31.228035	(17.88)	1.50
12/31/2021	1,281	34	0.00	37.032446	24.06	1.65	38.027284	24.24	1.50
12/31/2020	1,136	38	0.00	29.851117	9.00	1.65	30.607101	9.16	1.50
12/31/2019	1,111	40	0.00	27.387339	20.23	1.65	28.038829	20.41	1.50
12/31/2018	1,079	47	0.85	22.779304	(10.42)	1.65	23.286228	(10.28)	1.50
JNL/Mellon U.S. Stock Market Index Fund - Class A
12/31/2022	773	53	0.00	14.522428	(21.23)	1.65	14.637561	(21.11)	1.50
12/31/2021	1,096	59	0.00	18.435581	23.30	1.65	18.553953	23.48	1.50
12/31/2020	—	—	0.00	14.952184	18.22	1.65	15.025600	18.39	1.50
12/31/2019	—	—	0.00	12.648192	28.00	1.65	12.691246	28.19	1.50
12/31/2018	—	—	0.00	9.881452	(7.34)	1.65	9.900231	(7.20)	1.50

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

63

Jackson National Separate Account V
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon Utilities Sector Fund - Class A
12/31/2022	41	2	0.00	19.126495	(0.84)	1.65	19.405790	(0.69)	1.50
12/31/2021	23	1	0.00	19.288788	14.86	1.65	19.541183	15.03	1.50
12/31/2020	21	1	0.00	16.793283	(2.67)	1.65	16.987533	(2.53)	1.50
12/31/2019	30	2	1.18	17.254255	22.17	1.65	17.427716	22.35	1.50
12/31/2018+	—	—	0.00	14.123487	0.24 ‡	1.65	14.244266	0.30 ‡	1.50
JNL/Mellon World Index Fund - Class A
12/31/2022	22	1	0.00	26.719325	(19.26)	1.50	N/A	N/A	N/A
12/31/2021	27	1	1.22	31.994930	19.19	1.65	33.094440	19.37	1.50
12/31/2020	24	1	2.08	26.843464	13.72	1.65	27.724233	13.89	1.50
12/31/2019	21	1	1.85	23.604582	25.18	1.65	24.342536	25.37	1.50
12/31/2018	17	1	5.18	18.856015	(10.34)	1.65	19.416094	(10.20)	1.50
JNL/MFS Mid Cap Value Fund - Class A
12/31/2022	1,167	42	0.00	26.841168	(10.49)	1.65	28.162505	(10.36)	1.50
12/31/2021	1,359	44	0.00	29.988286	28.40	1.65	31.417540	28.59	1.50
12/31/2020	1,190	50	0.00	23.355905	2.17	1.65	24.432379	2.32	1.50
12/31/2019	1,230	53	0.00	22.859926	28.74	1.65	23.877692	28.94	1.50
12/31/2018	1,151	63	0.99	17.756322	(13.13)	1.65	18.519074	(13.00)	1.50
JNL/Morningstar U.S. Sustainability Index Fund - Class A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	20.594380	28.49	1.65	20.739714	28.68	1.50
12/31/2020	—	—	0.00	16.028247	18.55	1.65	16.117165	18.73	1.50
12/31/2019	—	—	0.00	13.520270	28.57	1.65	13.574897	28.76	1.50
12/31/2018	—	—	0.00	10.515730	(5.88)	1.65	10.542392	(5.74)	1.50
JNL/Morningstar Wide Moat Index Fund - Class A
12/31/2022	5	0	1.24	14.266286	(15.08)	1.50	N/A	N/A	N/A
12/31/2021	7	0	1.20	16.713654	21.86	1.65	16.799403	22.05	1.50
12/31/2020	6	0	1.28	13.714956	12.30	1.65	13.764645	12.48	1.50
12/31/2019	5	0	0.00	12.212533	32.44	1.65	12.237903	32.63	1.50
12/31/2018+	—	—	0.00	9.221454	(7.79)‡	1.65	9.226763	(7.73)‡	1.50
JNL/Neuberger Berman Strategic Income Fund - Class A
12/31/2022	93	8	0.00	10.980252	(12.15)	1.50	N/A	N/A	N/A
12/31/2021	106	8	0.00	12.323914	0.97	1.65	12.498575	1.13	1.50
12/31/2020	104	8	0.00	12.205095	5.26	1.65	12.359517	5.42	1.50
12/31/2019	99	8	2.63	11.595340	7.56	1.65	11.724464	7.72	1.50
12/31/2018	92	8	2.01	10.780017	(4.14)	1.65	10.883730	(3.99)	1.50
JNL/Newton Equity Income Fund - Class A
12/31/2022	67	2	0.00	33.434979	2.11	1.65	33.699756	2.26	1.50
12/31/2021	29	1	0.00	32.745219	30.59	1.65	32.955435	30.79	1.50
12/31/2020	—	—	0.00	25.074033	0.77	1.65	25.197170	0.92	1.50
12/31/2019	—	—	0.00	24.882005	26.52	1.65	24.966716	26.71	1.50
12/31/2018	—	—	0.00	19.666992	(11.10)	1.65	19.704375	(10.96)	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Mellon Utilities Sector Fund - Class A - August 13, 2018; JNL/Morningstar Wide Moat Index Fund - Class A - August 13, 2018.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

64

Jackson National Separate Account V
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/PIMCO Income Fund - Class A
12/31/2022	71	7	0.00	9.783961	(9.59)	1.65	9.858674	(9.45)	1.50
12/31/2021	115	11	0.00	10.821636	0.33	1.65	10.887928	0.48	1.50
12/31/2020	94	9	0.00	10.786541	3.23	1.65	10.836325	3.38	1.50
12/31/2019	51	5	3.01	10.449294	6.06	1.65	10.481720	6.20	1.50
12/31/2018	1	0	0.70	9.852056	(1.74)	1.65	9.869379	(1.61)	1.50
JNL/PIMCO Investment Grade Credit Bond Fund - Class A
12/31/2022	0	0	0.00	11.538468	(17.82)	1.50	N/A	N/A	N/A
12/31/2021	28	2	0.00	13.909710	(3.23)	1.65	14.040004	(3.09)	1.50
12/31/2020	24	2	0.00	14.374518	8.71	1.65	14.487418	8.87	1.50
12/31/2019	—	—	0.00	13.222402	12.60	1.65	13.307112	12.77	1.50
12/31/2018	—	—	0.00	11.742842	(4.16)	1.65	11.800361	(4.02)	1.50
JNL/PIMCO Real Return Fund - Class A
12/31/2022	103	8	0.00	13.595044	(13.23)	1.65	13.924486	(13.10)	1.50
12/31/2021	141	9	0.00	15.667590	3.67	1.65	16.023259	3.83	1.50
12/31/2020	211	14	0.00	15.112417	9.64	1.65	15.432306	9.80	1.50
12/31/2019	226	16	0.00	13.784020	6.61	1.65	14.054688	6.77	1.50
12/31/2018	224	17	0.64	12.929696	(3.84)	1.65	13.163831	(3.69)	1.50
JNL/PPM America Floating Rate Income Fund - Class A
12/31/2022	20	2	0.00	11.078280	(6.21)	1.65	11.273802	(6.07)	1.50
12/31/2021	25	2	0.00	11.811288	2.03	1.65	12.002147	2.19	1.50
12/31/2020	22	2	0.00	11.575875	(1.19)	1.65	11.744504	(1.04)	1.50
12/31/2019	21	2	0.00	11.714905	6.44	1.65	11.867756	6.60	1.50
12/31/2018	49	4	2.80	11.006211	(2.65)	1.65	11.133235	(2.50)	1.50
JNL/PPM America High Yield Bond Fund - Class A
12/31/2022	736	34	0.00	21.620735	(13.16)	1.65	22.106262	(13.03)	1.50
12/31/2021	1,101	44	0.00	24.896064	4.02	1.65	25.417111	4.18	1.50
12/31/2020	1,063	44	0.00	23.934170	3.39	1.65	24.398472	3.54	1.50
12/31/2019	1,159	50	0.00	23.149889	12.72	1.65	23.563613	12.89	1.50
12/31/2018	1,069	52	5.75	20.537599	(6.86)	1.65	20.873299	(6.72)	1.50
JNL/PPM America Total Return Fund - Class A
12/31/2022	4	0	0.00	16.957859	(15.48)	1.65	N/A	N/A	N/A
12/31/2021	5	0	0.00	20.063357	(2.77)	1.65	20.264766	(2.62)	1.50
12/31/2020	29	1	0.00	20.634656	8.05	1.65	20.809843	8.21	1.50
12/31/2019	5	0	0.00	19.096963	8.26	1.65	19.230103	8.42	1.50
12/31/2018	5	0	1.10	17.639849	(2.86)	1.65	17.736330	(2.71)	1.50
JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
12/31/2022	41	2	0.00	18.566654	(15.43)	1.65	19.006329	(15.30)	1.50
12/31/2021	69	3	0.00	21.953201	28.11	1.65	22.439361	28.30	1.50
12/31/2020	65	4	0.00	17.136481	6.84	1.65	17.489754	7.00	1.50
12/31/2019+	51	3	1.22	16.039285	11.75	1.65	16.345486	11.92	1.50
12/31/2018	30	2	1.89	14.352575	(24.22)	1.65	14.604675	(24.11)	1.50

+

On June 24, 2019, JNL/RAFI Fundamental U.S. Small Cap Fund completed the acquisition of JNL/MC S&P SMid 60 Fund, a separate series in JNL Variable Fund LLC. JNL/MC S&P SMid 60 Fund is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflects activity of the funds formerly in JNL Variable Fund LLC for periods prior to June 24, 2019.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

65

Jackson National Separate Account V
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/RAFI Multi-Factor U.S. Equity Fund - Class A
12/31/2022	1,385	52	0.00	24.495546	(9.52)	1.65	28.418681	(9.38)	1.50
12/31/2021	1,707	58	0.00	27.072686	24.32	1.65	31.361617	24.50	1.50
12/31/2020	1,507	63	0.00	21.776978	8.15	1.65	25.189130	8.31	1.50
12/31/2019+	1,781	81	2.59	20.135611	17.58	1.65	23.255666	17.76	1.50
12/31/2018	1,861	100	2.22	17.125219	(11.22)	1.65	19.749166	(11.08)	1.50
JNL/T. Rowe Price Balanced Fund - Class A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	15.310561	11.05	1.50	15.310561	11.05	1.50
12/31/2020+	12	1	0.00	13.786932	25.18 ‡	1.50	13.786932	25.18 ‡	1.50
JNL/T. Rowe Price Capital Appreciation Fund - Class A
12/31/2022	656	33	0.00	19.849224	(13.39)	1.65	20.127988	(13.26)	1.50
12/31/2021	788	34	0.00	22.917069	15.96	1.65	23.204186	16.14	1.50
12/31/2020	444	22	0.00	19.762075	15.56	1.65	19.979676	15.73	1.50
12/31/2019	57	3	0.00	17.101594	22.03	1.65	17.263928	22.22	1.50
12/31/2018	42	3	0.70	14.013902	(1.25)	1.65	14.125635	(1.10)	1.50
JNL/T. Rowe Price Established Growth Fund - Class A
12/31/2022	2,378	68	0.00	34.052645	(39.81)	1.65	35.019411	(39.72)	1.50
12/31/2021	4,255	74	0.00	56.576615	12.56	1.65	58.095886	12.73	1.50
12/31/2020	3,869	76	0.00	50.262857	34.84	1.65	51.535222	35.05	1.50
12/31/2019	3,156	83	0.00	37.275179	28.99	1.65	38.161489	29.18	1.50
12/31/2018	2,898	99	0.07	28.898657	(3.04)	1.65	29.541436	(2.90)	1.50
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A
12/31/2022	2,817	57	0.00	48.969434	(23.34)	1.65	50.330892	(23.23)	1.50
12/31/2021	4,271	66	0.00	63.880511	11.07	1.65	65.558377	11.23	1.50
12/31/2020	3,863	66	0.00	57.515283	21.53	1.65	58.937489	21.71	1.50
12/31/2019	3,522	74	0.00	47.326180	29.33	1.65	48.423745	29.52	1.50
12/31/2018	3,175	86	0.00	36.593709	(4.06)	1.65	37.386242	(3.92)	1.50
JNL/T. Rowe Price Short-Term Bond Fund - Class A
12/31/2022	488	50	0.00	9.547149	(6.21)	1.65	9.788847	(6.07)	1.50
12/31/2021	446	43	0.00	10.179212	(2.01)	1.65	10.421317	(1.86)	1.50
12/31/2020	465	44	0.00	10.387882	2.23	1.65	10.618994	2.39	1.50
12/31/2019	407	39	0.00	10.161046	2.39	1.65	10.371555	2.54	1.50
12/31/2018	414	41	1.41	9.923822	(0.56)	1.65	10.114232	(0.41)	1.50
JNL/T. Rowe Price U.S. High Yield Fund - Class A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	11.770992	3.11	1.65	11.871726	3.26	1.50
12/31/2020	—	—	0.00	11.416052	1.76	1.65	11.496492	1.91	1.50
12/31/2019	—	—	0.00	11.219119	8.40	1.65	11.281237	8.56	1.50
12/31/2018	—	—	0.00	10.350074	(3.70)	1.65	10.391770	(3.56)	1.50

+

On June 24, 2019, JNL/RAFI Multi-Factor U.S. Equity Fund completed the acquisition of JNL/MC JNL 5 Fund, a separate series in JNL Variable Fund LLC. JNL/MC JNL 5 Fund, is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflects activity of the funds formerly in JNL Variable Fund LLC for periods prior to June 24, 2019.The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/T. Rowe Price Balanced Fund - Class A - April 27, 2020.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

66

Jackson National Separate Account V
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/T. Rowe Price Value Fund - Class A
12/31/2022	832	24	0.00	34.414643	(12.95)	1.65	35.392035	(12.82)	1.50
12/31/2021	1,102	27	0.00	39.534382	27.43	1.65	40.596418	27.62	1.50
12/31/2020	1,014	32	0.00	31.024370	8.46	1.65	31.810040	8.62	1.50
12/31/2019	963	33	0.00	28.604248	24.05	1.65	29.284638	24.23	1.50
12/31/2018	906	39	1.19	23.059453	(11.07)	1.65	23.572578	(10.93)	1.50
JNL/Vanguard Growth ETF Allocation Fund - Class A
12/31/2022	224	19	0.00	11.790332	(17.96)	1.65	11.883724	(17.84)	1.50
12/31/2021	294	20	0.00	14.371946	12.44	1.65	14.464149	12.60	1.50
12/31/2020	21	2	0.00	12.782338	11.79	1.65	12.845060	11.96	1.50
12/31/2019	—	—	0.00	11.434440	20.87	1.65	11.473360	21.05	1.50
12/31/2018	—	—	0.00	9.460342	(9.43)	1.65	9.478324	(9.29)	1.50
JNL/Vanguard Moderate ETF Allocation Fund - Class A
12/31/2022	—	—	0.00	10.469894	(15.31)	1.50	N/A	N/A	N/A
12/31/2021	30	2	0.00	12.284193	4.64	1.65	12.362984	4.79	1.50
12/31/2020	28	2	0.00	11.740018	7.85	1.65	11.797608	8.01	1.50
12/31/2019	27	3	0.00	10.885338	13.88	1.65	10.922394	14.05	1.50
12/31/2018	—	—	0.00	9.558271	(6.16)	1.65	9.576444	(6.02)	1.50
JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
12/31/2022	22	2	0.00	11.153723	(16.67)	1.50	N/A	N/A	N/A
12/31/2021	26	2	0.00	13.300117	8.56	1.65	13.385492	8.72	1.50
12/31/2020	—	—	0.00	12.251696	9.83	1.65	12.311859	10.00	1.50
12/31/2019	—	—	0.00	11.155064	17.43	1.65	11.193053	17.60	1.50
12/31/2018	—	—	0.00	9.499514	(8.00)	1.65	9.517578	(7.86)	1.50
JNL/WCM Focused International Equity Fund - Class A
12/31/2022	54	3	0.00	17.151700	(29.86)	1.65	17.392062	(29.75)	1.50
12/31/2021	9	0	0.00	24.451895	15.17	1.65	24.757712	15.34	1.50
12/31/2020	2	0	0.00	21.232018	29.85	1.65	21.465337	30.05	1.50
12/31/2019	—	—	0.00	16.351028	33.26	1.65	16.505942	33.46	1.50
12/31/2018+	—	—	0.00	12.270180	(10.60)‡	1.65	12.367996	(10.54)‡	1.50
JNL/Westchester Capital Event Driven Fund - Class A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	11.824568	1.28	1.65	11.943605	1.43	1.50
12/31/2020	—	—	0.00	11.675284	4.56	1.65	11.775145	4.72	1.50
12/31/2019	—	—	0.00	11.166000	9.94	1.65	11.244624	10.11	1.50
12/31/2018+	—	—	0.00	10.156312	0.07 ‡	1.65	10.212567	0.13 ‡	1.50
JNL/Western Asset Global Multi-Sector Bond Fund - Class A
12/31/2022	226	25	0.00	8.974429	(7.39)	1.65	9.133164	(7.12)	1.50
12/31/2021	267	27	0.00	9.690827	(5.86)	1.65	9.833084	(5.75)	1.50
12/31/2020	228	22	14.30	10.294209	(8.24)	1.65	10.432987	(8.10)	1.50
12/31/2019	227	20	9.90	11.218404	(0.70)	1.65	11.352455	(0.55)	1.50
12/31/2018	231	20	0.00	11.297416	(0.91)	1.65	11.415134	(0.76)	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/WCM Focused International Equity Fund - Class A - August 13, 2018; JNL/Westchester Capital Event Driven Fund - Class A - August 13, 2018.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

67

Jackson National Separate Account V
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/William Blair International Leaders Fund - Class A
12/31/2022	590	48	1.65	11.588217	(26.25)	1.65	12.579486	(26.14)	1.50
12/31/2021	890	54	1.19	15.712326	4.46	1.65	17.030894	4.61	1.50
12/31/2020	844	53	2.18	15.041832	11.92	1.65	16.279689	12.09	1.50
12/31/2019	761	54	1.76	13.439830	26.05	1.65	14.524052	26.24	1.50
12/31/2018	639	57	2.03	10.662337	(16.48)	1.65	11.505223	(16.35)	1.50
JNL/WMC Balanced Fund - Class A
12/31/2022	1,242	47	0.00	26.101984	(15.36)	1.65	26.843240	(15.23)	1.50
12/31/2021	2,094	67	0.00	30.837054	16.74	1.65	31.665381	16.91	1.50
12/31/2020	2,126	79	0.00	26.416044	6.55	1.65	27.084955	6.71	1.50
12/31/2019	2,159	86	0.00	24.791153	19.47	1.65	25.380824	19.65	1.50
12/31/2018	1,881	89	1.61	20.750536	(5.00)	1.65	21.212245	(4.86)	1.50
JNL/WMC Equity Income Fund - Class A
12/31/2022	1	0	0.00	14.625580	(1.12)	1.65	14.761563	(1.15)	1.50
12/31/2021	—	—	0.00	14.791424	23.59	1.65	14.933224	23.78	1.50
12/31/2020	—	—	0.00	11.967673	0.91	1.65	12.064288	1.06	1.50
12/31/2019	—	—	0.00	11.859490	21.34	1.65	11.937310	21.91	1.50
12/31/2018	0	0	0.00	9.773730	(8.01)	1.65	9.792295	(7.87)	1.50
JNL/WMC Global Real Estate Fund - Class A
12/31/2022	84	6	0.00	14.608842	(28.76)	1.65	15.162245	(28.66)	1.50
12/31/2021	109	5	0.00	20.507241	24.60	1.65	21.252218	24.79	1.50
12/31/2020	88	5	0.00	16.458378	(13.57)	1.65	17.030743	(13.44)	1.50
12/31/2019	120	6	0.00	19.042472	20.52	1.65	19.675206	20.70	1.50
12/31/2018	109	7	3.19	15.800585	(7.92)	1.65	16.301127	(7.78)	1.50
JNL/WMC Government Money Market Fund - Class A
12/31/2022	413	44	0.88	9.140244	(0.70)	1.65	9.497274	(0.55)	1.50
12/31/2021	386	41	0.00	9.204249	(1.64)	1.65	9.549477	(1.49)	1.50
12/31/2020	411	43	0.29	9.357371	(1.43)	1.65	9.693787	(1.28)	1.50
12/31/2019	490	51	1.54	9.493183	(0.12)	1.65	9.819752	0.03	1.50
12/31/2018	566	59	1.07	9.504988	(0.53)	1.65	9.817226	(0.38)	1.50
JNL/WMC Value Fund - Class A
12/31/2022	189	6	0.00	33.227299	(6.39)	1.65	34.089727	(6.25)	1.50
12/31/2021	326	9	0.00	35.495999	24.90	1.65	36.362837	25.09	1.50
12/31/2020	302	10	0.00	28.418622	(0.14)	1.65	29.068987	0.01	1.50
12/31/2019	352	12	0.00	28.459693	25.43	1.65	29.067341	25.61	1.50
12/31/2018	313	14	1.64	22.690338	(11.77)	1.65	23.140038	(11.64)	1.50

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

68

Jackson National Separate Account V

Notes to Financial Statements

December 31, 2022

NOTE 1. Organization

Jackson National Life Insurance Company (“Jackson”) established Jackson National Separate Account V (the “Separate Account”) on September 25, 1998. The Separate Account commenced operations on January 2, 2000, and is a unit investment trust registered with the Securities Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board “FASB” Accounting Standards Codification (ASC) Topic 946 Financial Services – Investment Companies.

The Separate Account is a separate investment account of Jackson. Its assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson but are clearly identified and distinguished from Jackson's other assets and liabilities. The contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct.

The Separate Account receives and invests, based on the directions of the contract owners, net premiums for individual flexible premium variable annuity contracts issued by Jackson. The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The Separate Account contained one hundred twenty (120) Investment Divisions during 2022, but currently contains one hundred eighteen (118) Investment Divisions as of December 31, 2022. These one hundred eighteen (118) Investment Divisions each invested in shares of the following mutual funds (each a "Fund" and collectively the “Funds”) as of and during the year ended December 31, 2022:

JNL® Series Trust
JNL Aggressive Growth Allocation Fund - Class A(1)	JNL/JPMorgan MidCap Growth Fund - Class A
JNL Conservative Allocation Fund - Class A(1)	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A
JNL Growth Allocation Fund - Class A(1)	JNL/JPMorgan U.S. Value Fund - Class A
JNL iShares Tactical Growth Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A
JNL iShares Tactical Moderate Fund - Class A	JNL/Loomis Sayles Global Growth Fund - Class A
JNL iShares Tactical Moderate Growth Fund - Class A	JNL/Lord Abbett Short Duration Income Fund - Class A
JNL Moderate Allocation Fund - Class A(1)	JNL/Mellon Bond Index Fund - Class A
JNL Moderate Growth Allocation Fund - Class A(1)	JNL/Mellon Communication Services Sector Fund - Class A
JNL Multi-Manager Alternative Fund - Class A	JNL/Mellon Consumer Discretionary Sector Fund - Class A
JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class A
JNL Multi-Manager International Small Cap Fund - Class A	JNL/Mellon Dow Index Fund - Class A
JNL Multi-Manager Mid Cap Fund - Class A	JNL/Mellon Emerging Markets Index Fund - Class A
JNL Multi-Manager Small Cap Growth Fund - Class A	JNL/Mellon Energy Sector Fund - Class A
JNL Multi-Manager Small Cap Value Fund - Class A	JNL/Mellon Financial Sector Fund - Class A
JNL/AB Sustainable Global Thematic Fund - Class A	JNL/Mellon Healthcare Sector Fund - Class A
JNL/American Funds Balanced Fund - Class A	JNL/Mellon Industrials Sector Fund - Class A
JNL/American Funds Bond Fund of America Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class A
JNL/American Funds Capital Income Builder Fund - Class A	JNL/Mellon International Index Fund - Class A
JNL/American Funds Capital World Bond Fund - Class A	JNL/Mellon Materials Sector Fund - Class A
JNL/American Funds Global Growth Fund - Class A	JNL/Mellon Nasdaq® 100 Index Fund - Class A
JNL/American Funds Global Small Capitalization Fund - Class A	JNL/Mellon Real Estate Sector Fund - Class A
JNL/American Funds Growth Allocation Fund - Class A(1)	JNL/Mellon S&P 400 MidCap Index Fund - Class A
JNL/American Funds Growth Fund - Class A	JNL/Mellon S&P 500 Index Fund - Class A
JNL/American Funds Growth-Income Fund - Class A	JNL/Mellon Small Cap Index Fund - Class A
JNL/American Funds International Fund - Class A	JNL/Mellon U.S. Stock Market Index Fund - Class A
JNL/American Funds Moderate Growth Allocation Fund - Class A(1)	JNL/Mellon Utilities Sector Fund - Class A
JNL/American Funds New World Fund - Class A	JNL/Mellon World Index Fund - Class A
JNL/American Funds Washington Mutual Investors Fund - Class A	JNL/MFS Mid Cap Value Fund - Class A
JNL/AQR Large Cap Defensive Style Fund - Class A	JNL/Morningstar U.S. Sustainability Index Fund - Class A
JNL/Baillie Gifford International Growth Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class A
JNL/BlackRock Global Allocation Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A
JNL/BlackRock Global Natural Resources Fund - Class A	JNL/Newton Equity Income Fund - Class A
JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/PIMCO Income Fund - Class A
JNL/Causeway International Value Select Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class A
JNL/ClearBridge Large Cap Growth Fund - Class A	JNL/PIMCO Real Return Fund - Class A
JNL/DFA International Core Equity Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A
JNL/DFA U.S. Core Equity Fund - Class A	JNL/PPM America High Yield Bond Fund - Class A

69

Jackson National Separate Account V

Notes to Financial Statements

December 31, 2022

JNL/DFA U.S. Small Cap Fund - Class A	JNL/PPM America Total Return Fund - Class A
JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class A
JNL/DoubleLine Total Return Fund - Class A	JNL/T. Rowe Price Capital Appreciation Fund - Class A
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class A
JNL/First Sentier Global Infrastructure Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A
JNL/Franklin Templeton Income Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A
JNL/Goldman Sachs 4 Fund - Class A	JNL/T. Rowe Price U.S. High Yield Fund - Class A
JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A	JNL/T. Rowe Price Value Fund - Class A
JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class A
JNL/Goldman Sachs Managed Growth Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A
JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/WCM Focused International Equity Fund - Class A
JNL/GQG Emerging Markets Equity Fund - Class A	JNL/Westchester Capital Event Driven Fund - Class A
JNL/Harris Oakmark Global Equity Fund - Class A	JNL/Western Asset Global Multi-Sector Bond Fund - Class A
JNL/Heitman U.S. Focused Real Estate Fund - Class A	JNL/William Blair International Leaders Fund - Class A
JNL/Invesco Diversified Dividend Fund - Class A	JNL/WMC Balanced Fund - Class A
JNL/Invesco Global Growth Fund - Class A	JNL/WMC Equity Income Fund - Class A
JNL/Invesco Small Cap Growth Fund - Class A	JNL/WMC Global Real Estate Fund - Class A
JNL/JPMorgan Global Allocation Fund - Class A	JNL/WMC Government Money Market Fund - Class A
JNL/JPMorgan Hedged Equity Fund - Class A	JNL/WMC Value Fund - Class A

(1) The Fund is a Fund of Fund advised by Jackson National Asset Management, LLC (“JNAM”), an affiliate of Jackson and has no sub-adviser.

JNAM serves as investment adviser for the Funds comprising the JNL Series Trust. JNAM is a wholly-owned subsidiary of Jackson and received fees for its services from each Fund.

The following Funds were sub-advised by an affiliate of Jackson during the year: JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund and JNL/PPM America Total Return Fund.

During the year ended December 31, 2022, the following Funds changed names effective April 25, 2022:

Prior Fund Name	Current Fund Name	Reason For Change
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	JNL/Western Asset Global Multi-Sector Bond Fund - Class A	Sub-Adviser Replacement
JNL/Invesco International Growth Fund - Class A	JNL/William Blair International Leaders Fund - Class A	Sub-Adviser Replacement
JNL/Mellon Equity Income Fund - Class A	JNL/Newton Equity Income Fund - Class A	Name Convention Update
JNL/Mellon MSCI KLD 400 Social Index Fund - Class A	JNL/Morningstar U.S. Sustainability Index Fund - Class A	Strategy Change

During the year ended December 31, 2022, the following Fund acquisitions were completed. The Funds that were acquired during the year, and the Investment Divisions to which they relate, are no longer offered as of December 31, 2022.

Acquired Fund	Acquiring Fund	Date of Acquisition
JNL/BlackRock Advantage International Fund - Class A	JNL/DFA International Core Equity Fund - Class A	April 25, 2022
JNL/Franklin Templeton Growth Allocation Fund - Class A	JNL Growth Allocation Fund - Class A	April 25, 2022

The net assets are affected by the investment results of each underlying mutual fund, and contract transactions are affected by contract owner directions and certain contract expenses. The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits.

A contract owner may choose from a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the

70

Jackson National Separate Account V

Notes to Financial Statements

December 31, 2022

underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Net Assets if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and /or if a gain is realized by the contract owner during the free look period.

JNAM allocates purchase payments to Investment Divisions as instructed by the contract owner. Shares of the Investment Divisions are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

NOTE 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investments. The Separate Account’s Investment Divisions’ investments in the corresponding Funds are stated at the closing net asset value (“NAV”) of the respective Fund, which estimates fair value. The average cost method is used in determining the cost of the shares sold on withdrawals by the Investment Divisions of the Separate Account. Investments in the Funds are recorded on trade date for financial reporting purposes. Realized gain distributions and dividend income distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as a gain or income to the Investment Divisions of the Separate Account on the ex-dividend date.

Federal Income Taxes. The operations of the Separate Account are taxed as part of the operations of Jackson, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account. Therefore, no federal income tax provision is required. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

FASB ASC Topic 820, “Fair Value Measurement”. As of December 31, 2022, all of the Separate Account’s Investment Divisions’ investment in each of the corresponding Funds are valued at the daily reported net asset value (“NAV”) of the applicable underlying Fund. Investments in the underlying Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. On each valuation date, the NAV of each corresponding Fund is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Eastern Time). The characterization of the underlying securities held by the Funds in accordance with FASB ASC Topic 820 differs from the characterization of the Separate Account’s Investment Divisions’ investment in the corresponding Funds. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

NOTE 3. Contract Charges

Under the term of the contracts, certain charges are allocated to the contract owner to compensate Jackson for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts. These charges result in a reduction in contract unit value or redemptions of contract units.

Contract Owner Charges. The following charges are assessed to the contract owner by redemption of contract units:

Contract Maintenance Charge. An annual contract maintenance charge of $35 is charged against each contract to reimburse Jackson for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary of the contract date that occurs prior to the annuity date or in conjunction with a total withdrawal, as applicable. This charge is only imposed if the contract value is less than $50,000 on the date when the charge is assessed.

Transfer Charge. A transfer charge of $25 will apply to transfers made by contract owners between the Investment Divisions in excess of 15 transfers in a contract year. Contract year is defined as the succeeding twelve months from the contract issue date. Jackson may waive the transfer charge in connection with pre-authorized automatic transfer programs, or in those states where a lesser charge is required. This charge will be deducted from the amount transferred prior to the allocation to a different Investment Division.

Surrender or Contingent Deferred Sales Charge. During the first nine contract years, certain contracts include a provision for a charge upon the surrender or partial surrender of the contract. The amount assessed under the contract terms, if any, depends upon the cost associated with distributing the particular contract. The amount, if any, is determined based on a number of factors, including the amount withdrawn, the contract year of surrender, or the number and amount of withdrawals in a calendar year. The surrender charges are assessed by Jackson and withheld from the proceeds of the withdrawals.

Optional Benefit Charges. The following contract owner charges are optional benefit charges:

71

Jackson National Separate Account V

Notes to Financial Statements

December 31, 2022

Guaranteed Minimum Withdrawal Benefit Charge. If this benefit has been selected, Jackson will assess an annual charge of 0.51% to 1.86%, depending on the contract, of the guaranteed withdrawal balance. The charge will be deducted each calendar quarter from the contract value by redemption of contract units.

Guaranteed Minimum Death Benefit Charge. If any of the optional death benefits are selected that are available under the contract, Jackson will assess an annual charge of 0.60%, depending on the contract, of the death benefit base. The charge will be deducted each contract quarter from the contract value by redemption of contract units.

Asset-based Charges. The following charges are assessed to the contract owner by a reduction in contract unit value:

Insurance Charges. Jackson deducts a daily charge for administrative expenses from the net assets of the Separate Account equivalent to an annual rate of 0.15%. The administration charge is designed to reimburse Jackson for administrative expenses related to the Separate Account and its contracts and reduces the contract unit value.

Jackson deducts a daily base contract charge from the net assets of the Separate Account equivalent to an annual rate of 1.35% for the assumption of mortality and expense risks. The mortality risk assumed by Jackson is that the insured may receive benefits greater than those anticipated by Jackson. The expense risk assumed by Jackson is that the actual cost of administering the contracts of the Separate Account may exceed the amount received from the administration charge and the contract maintenance charge.

Optional Benefit Charges. The following contract owner charges are optional benefit charges:

Enhanced Death Benefit Charge. If this benefit has been selected, Jackson deducts an additional charge equivalent to an annual rate of 0.15% based on average account value.

Premium Taxes. Some states and other governmental entities charge premium taxes or other similar taxes. Jackson pays these taxes and may make a deduction from the value of the contract for them. Premium taxes generally range from 0% to 3.5% of the contract value depending on the state.

NOTE 4. Related Party Transactions

For contract enhancement benefits related to the optional benefits offered, Jackson contributed $3,285 and $42,087 to the Separate Account in the form of additional premium to contract owners’ accounts for the years ended December 31, 2022 and 2021, respectively. These amounts are included in purchase payments from contract transactions.

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of Jackson. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Separate Account to the fixed account are included in transfers between investment divisions, and fund exchanges from the fixed account to the Separate Account are included in purchase payments, as applicable, on the accompanying Statements of Changes in Net Assets.

NOTE 5. Subsequent Events

Management has evaluated subsequent events for the Separate Account through the date the financial statements were issued and has concluded there are no events that require adjustments to the financial statements or disclosure in the notes.

72

KPMG LLP
Aon Center Suite 5500
200 E. Randolph Street Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Jackson National Life Insurance Company and Contract Owners of Jackson National Separate Account V:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Investment Divisions listed in the Appendix that comprise the Jackson National Separate Account V (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix, changes in net assets for the years or periods listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Investment Division as of the date listed in the Appendix, the results of their operations for the year or period listed in the Appendix, the changes in their net assets for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Jackson National Life Insurance Company’s Separate Accounts since 1999.

Chicago, Illinois
March 27, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Appendix

Statements of assets and liabilities as of December 31, 2022, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

JNL Aggressive Growth Allocation Fund - Class A
JNL Conservative Allocation Fund - Class A
JNL Growth Allocation Fund - Class A
JNL iShares Tactical Growth Fund - Class A
JNL iShares Tactical Moderate Fund - Class A
JNL iShares Tactical Moderate Growth Fund - Class A
JNL Moderate Allocation Fund - Class A
JNL Moderate Growth Allocation Fund - Class A
JNL Multi-Manager Alternative Fund - Class A
JNL Multi-Manager Emerging Markets Equity Fund - Class A
JNL Multi-Manager Mid Cap Fund - Class A
JNL Multi-Manager Small Cap Growth Fund - Class A
JNL Multi-Manager Small Cap Value Fund - Class A
JNL/American Funds Balanced Fund - Class A
JNL/American Funds Capital Income Builder Fund - Class A
JNL/American Funds Capital World Bond Fund - Class A
JNL/American Funds Global Growth Fund - Class A
JNL/American Funds Global Small Capitalization Fund - Class A
JNL/American Funds Growth Allocation Fund - Class A
JNL/American Funds Growth Fund - Class A
JNL/American Funds Growth-Income Fund - Class A
JNL/American Funds International Fund - Class A
JNL/American Funds Moderate Growth Allocation Fund - Class A
JNL/American Funds New World Fund - Class A
JNL/American Funds Washington Mutual Investors Fund - Class A
JNL/AQR Large Cap Defensive Style Fund - Class A
JNL/Baillie Gifford International Growth Fund - Class A
JNL/BlackRock Global Allocation Fund - Class A
JNL/BlackRock Global Natural Resources Fund - Class A
JNL/BlackRock Large Cap Select Growth Fund - Class A
JNL/Causeway International Value Select Fund - Class A
JNL/ClearBridge Large Cap Growth Fund - Class A
JNL/DFA International Core Equity Fund - Class A
JNL/DFA U.S. Core Equity Fund - Class A
JNL/DFA U.S. Small Cap Fund - Class A
JNL/DoubleLine Core Fixed Income Fund - Class A
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A

JNL/DoubleLine Total Return Fund - Class A
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A
JNL/First Sentier Global Infrastructure Fund - Class A
JNL/Franklin Templeton Income Fund - Class A
JNL/Goldman Sachs 4 Fund - Class A
JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A
JNL/Goldman Sachs Managed Conservative Fund - Class A
JNL/Goldman Sachs Managed Growth Fund - Class A
JNL/Goldman Sachs Managed Moderate Fund - Class A
JNL/Goldman Sachs Managed Moderate Growth Fund - Class A
JNL/GQG Emerging Markets Equity Fund - Class A
JNL/Harris Oakmark Global Equity Fund - Class A
JNL/Heitman U.S. Focused Real Estate Fund - Class A
JNL/Invesco Diversified Dividend Fund - Class A
JNL/Invesco Global Growth Fund - Class A
JNL/Invesco Small Cap Growth Fund - Class A
JNL/JPMorgan Global Allocation Fund - Class A
JNL/JPMorgan Hedged Equity Fund - Class A
JNL/JPMorgan MidCap Growth Fund - Class A
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A
JNL/JPMorgan U.S. Value Fund - Class A
JNL/Lazard International Strategic Equity Fund - Class A
JNL/Loomis Sayles Global Growth Fund - Class A
JNL/Lord Abbett Short Duration Income Fund - Class A
JNL/Mellon Bond Index Fund - Class A
JNL/Mellon Communication Services Sector Fund - Class A
JNL/Mellon Consumer Discretionary Sector Fund - Class A
JNL/Mellon Consumer Staples Sector Fund - Class A
JNL/Mellon Dow Index Fund - Class A
JNL/Mellon Emerging Markets Index Fund - Class A
JNL/Mellon Energy Sector Fund - Class A
JNL/Mellon Financial Sector Fund - Class A
JNL/Mellon Healthcare Sector Fund - Class A
JNL/Mellon Industrials Sector Fund - Class A
JNL/Mellon Information Technology Sector Fund - Class A
JNL/Mellon International Index Fund - Class A
JNL/Mellon Materials Sector Fund - Class A
JNL/Mellon Nasdaq® 100 Index Fund - Class A
JNL/Mellon Real Estate Sector Fund - Class A
JNL/Mellon S&P 400 MidCap Index Fund - Class A
JNL/Mellon S&P 500 Index Fund - Class A
JNL/Mellon Small Cap Index Fund - Class A
JNL/Mellon U.S. Stock Market Index Fund - Class A
JNL/Mellon Utilities Sector Fund - Class A

JNL/Mellon World Index Fund - Class A
JNL/MFS Mid Cap Value Fund - Class A
JNL/Morningstar U.S. Sustainability Index Fund - Class A(1)
JNL/Morningstar Wide Moat Index Fund - Class A
JNL/Neuberger Berman Strategic Income Fund - Class A
JNL/Newton Equity Income Fund - Class A(1)
JNL/PIMCO Income Fund - Class A
JNL/PIMCO Investment Grade Credit Bond Fund - Class A
JNL/PIMCO Real Return Fund - Class A
JNL/PPM America Floating Rate Income Fund - Class A
JNL/PPM America High Yield Bond Fund - Class A
JNL/PPM America Total Return Fund - Class A
JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
JNL/RAFI Multi-Factor U.S. Equity Fund - Class A
JNL/T. Rowe Price Balanced Fund - Class A
JNL/T. Rowe Price Capital Appreciation Fund - Class A
JNL/T. Rowe Price Established Growth Fund - Class A
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A
JNL/T. Rowe Price Short-Term Bond Fund - Class A
JNL/T. Rowe Price U.S. High Yield Fund - Class A
JNL/T. Rowe Price Value Fund - Class A
JNL/Vanguard Growth ETF Allocation Fund - Class A
JNL/Vanguard Moderate ETF Allocation Fund - Class A
JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
JNL/WCM Focused International Equity Fund - Class A
JNL/Westchester Capital Event Driven Fund - Class A
JNL/Western Asset Global Multi-Sector Bond Fund - Class A(1)
JNL/William Blair International Leaders Fund - Class A(1)
JNL/WMC Balanced Fund - Class A
JNL/WMC Equity Income Fund - Class A
JNL/WMC Global Real Estate Fund - Class A
JNL/WMC Government Money Market Fund - Class A
JNL/WMC Value Fund - Class A

Statements of assets and liabilities as of December 31, 2022, and the related statements of operations for the year ended December 31, 2022 and changes in net assets for the year ended December 31, 2022 and for the period from April 26, 2021 (inception) to December 31, 2021.

JNL Multi-Manager International Small Cap – Class A
JNL/American Funds Bond Fund of America Fund – Class A

Statement of assets and liabilities as of December 31, 2022, and the related statements of operations and changes in net assets for the period from April 25, 2022 (inception) to December 31, 2022.

JNL/AB Sustainable Global Thematic Fund - Class A

(1) See Note 1 to the financial statements for the former name of the Investment Division

Jackson National Life Insurance Company
and Subsidiaries

Consolidated Financial Statements

December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Directors
Jackson National Life Insurance Company:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Jackson National Life Insurance Company and subsidiaries (the Company) as of December 31, 2022 and 2021, the related consolidated income statements, statements of comprehensive income (loss), equity, and cash flows for each of the years in the three-year period ended December 31, 2022, and the related notes and financial statement schedules I, III, IV and V (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2022, in conformity with U.S. generally accepted accounting principles.

Change in Accounting Principle

As discussed in Note 2 to the consolidated financial statements, the Company adopted ASU 2018-12, Targeted Improvements to the Accounting for Long Duration Contracts (LDTI), effective January 1, 2023, with a transition date of January 1, 2021.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that: (1) relates to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of a critical audit matter does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Fair value of market risk benefits

As disclosed in Note 2 to the consolidated financial statements, the Company adopted LDTI effective January 1, 2023, with a transition date of January 1, 2021. As part of the adoption, market risk benefits (MRBs) were recorded at fair value using a full retrospective transition approach. As disclosed in Notes 6 and 12, contracts or contract features that provide protection to the contract holder from capital market risk and expose the Company to other-than-nominal capital market risk are classified as MRBs. The Company estimates MRBs at fair value using subjective judgments related to the discount rate assumptions, including the Company’s nonperformance risk, and actuarially determined assumptions, including mortality, benefit utilization and lapse. As of December 31, 2022, the fair value of MRB assets and liabilities were estimated to be $4,865 million and $5,662 million, respectively.

We identified the evaluation of the fair value of MRB assets and liabilities as a critical audit matter. Specifically, there was a high degree of auditor effort and subjective auditor judgment involved in evaluating the nonperformance risk, mortality, benefit utilization, and lapse assumptions used to estimate the fair value of MRB assets and liabilities. Evaluation of the assumptions required valuation and actuarial professionals with specialized skills and knowledge.
The following are the primary procedures we performed to address this critical audit matter. With the assistance of actuarial professionals, we evaluated the design and tested the operating effectiveness of certain internal controls related to the fair value of MRBs, including controls related to the development of the mortality, benefit utilization and lapse assumptions. We involved valuation professionals with specialized skills and knowledge who assisted in evaluating the Company’s nonperformance risk assumption used to estimate the fair value of MRBs, which included assessing the methodology and inputs utilized by the Company by developing an independent range of the Company’s credit curve using market observable instruments issued by the Company and its affiliates, as well as indicative pricing for the Company’s debt, with certain adjustments, and comparing them to the discount rate curve used by the Company. We involved actuarial professionals with specialized skills and knowledge, who assisted in evaluating the Company’s estimate of the fair value of MRB assets and liabilities, by:

•    evaluating the Company’s methodology for determining the mortality, benefit utilization, and lapse assumptions used to estimate the fair value of MRBs for compliance with generally accepted actuarial standards

•    comparing the mortality, benefit utilization, and lapse assumptions with the Company’s emerging experience or market trends and evaluating the reasonableness of these assumptions where deviations from Company experience or market trends were identified

•    assessing the reasonableness of the Company’s fair value estimate for a selection of policies with MRBs by recalculating the fair value and comparing to the Company’s estimate.

/s/ KPMG LLP

We have served as the Company’s auditor since 1999.

Chicago, Illinois
March 24, 2023, except for Note 2, as to which the date is May 10, 2023

Jackson National Life Insurance Company and Subsidiaries
Consolidated Balance Sheets
(in millions, except for share data)

	December 31,
	2022 (1)	2021 (1)
Assets
Investments:
Debt Securities, available-for-sale, net of allowance for credit losses of $23 and $9 at December 31, 2022 and 2021, respectively (amortized cost: 2022 $48,198; 2021 $49,132)	$41,913	$51,289
Debt Securities, at fair value under fair value option	159	164
Equity securities, at fair value	359	257
Mortgage loans, net of allowance for credit losses of $95 and $94 at December 31, 2022 and 2021, respectively	10,967	11,482
Mortgage loans, at fair value under fair value option	582	—
Policy loans (including $3,419 and $3,467 at fair value under the fair value option at December 31, 2022 and 2021, respectively)	4,376	4,474
Freestanding derivative instruments	1,270	1,417
Other invested assets	2,817	2,620
Total investments	62,443	71,703
Cash and cash equivalents	3,934	1,799
Accrued investment income	501	496
Deferred acquisition costs	12,918	13,519
Reinsurance recoverable, net of allowance for credit losses of $15 and $12 at December 31, 2022 and 2021, respectively	29,076	32,877
Reinsurance recoverable on market risk benefits, at fair value	221	383
Market risk benefit assets, at fair value	4,865	1,664
Deferred income taxes, net	248	1,671
Receivables from affiliates	179	197
Other assets	731	656
Separate account assets	195,906	248,949
Total assets	$311,022	$373,914
Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	$12,300	$15,177
Other contract holder funds	57,980	58,489
Market risk benefit liabilities, at fair value	5,662	8,033
Funds withheld payable under reinsurance treaties (including $3,582 and $3,639 at fair value under the fair value option at December 31, 2022 and 2021, respectively)	22,957	29,007
Long-term debt	470	494
Repurchase agreements and securities lending payable	1,045	1,586
Collateral payable for derivative instruments	689	913
Freestanding derivative instruments	2,065	41
Other liabilities	1,667	1,945
Separate account liabilities	195,906	248,949
Total liabilities	300,741	364,634
Commitments, Contingencies, and Guarantees (Note 16)
Equity
Common stock, $1.15 par value; authorized 50,000 shares; issued and outstanding 12,000 shares	14	14
Additional paid-in capital	5,364	5,964
Accumulated other comprehensive income (loss), net of tax expense (benefit) of $(67) in 2022 and $81 in 2021	(3,200)	1,504
Retained earnings	8,103	1,798
Total shareholder's equity	10,281	9,280
Total liabilities and equity	$311,022	$373,914

(1) Recast for the adoption of ASU 2018-12. See Notes 1 and 2 to the Consolidated Financial Statements .

See Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Income Statements
(in millions)

	For the Years Ended December 31,
	2022 (1)	2021 (1)	2020
Revenues
Fee income	$7,671	$7,994	$6,840
Premiums	109	122	157
Net investment income:
Net investment income excluding funds withheld assets	1,466	1,952	2,044
Net investment income on funds withheld assets.	1,254	1,188	792
Total net investment income	2,720	3,140	2,836
Net gains (losses) on derivatives and investments:
Net gains (losses) on derivatives and investments	(3,018)	(5,346)	(6,894)
Net gains (losses) on funds withheld reinsurance treaties	2,186	(21)	440
Total net gains (losses) on derivatives and investments	(832)	(5,367)	(6,454)
Other income	84	93	64
Total revenues	9,752	5,982	3,443

Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	1,035	904	1,313
(Gain) loss from updating future policy benefits cash flow assumptions, net	(36)	41	—
Market risk benefits (gains) losses, net	(3,536)	(3,966)	—
Interest credited on other contract holder funds, net of deferrals and amortization	859	825	1,293
Interest expense	37	22	44
Operating costs and other expenses, net of deferrals	2,333	2,689	1,200
Cost of reinsurance	—	—	2,520
Amortization of deferred acquisition costs	1,225	1,305	(534)
Total benefits and expenses	1,917	1,820	5,836
Pretax income (loss)	7,835	4,162	(2,393)
Income tax expense (benefit)	1,530	680	(841)
Net income (loss)	6,305	3,482	(1,552)

(1) Recast for the adoption of ASU 2018-12. See Notes 1 and 2 to the Consolidated Financial Statements .

See Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Comprehensive Income (Loss)
(in millions)

	For the Years Ended December 31,
	2022 (1)	2021 (1)	2020

Net income (loss)	$6,305	$3,482	$(1,552)

Other comprehensive income (loss), net of tax:
Change in unrealized gains (losses) on securities with no credit impairment net of tax expense (benefit) of: $(915), $(592), and $413 for the years ended December 31, 2022, 2021 and 2020, respectively	(7,473)	(2,133)	1,417
Change in unrealized gains (losses) on securities with credit impairment, net of tax expense (benefit) of: $(1), $1, and $1 for the years ended December 31, 2022, 2021 and 2020, respectively	(2)	3	4
Change in current discount rate related to reserve for future policy benefits, net of tax expense (benefit) of $361 and $110 for the years ended December 31, 2022 and 2021, respectively.	1,303	397	—
Change in non-performance risk on market risk benefits, net of tax expense (benefit) of $407 and $(92) for the years ended December 31, 2022 and 2021, respectively.	1,468	(332)	—
Total other comprehensive income (loss)	(4,704)	(2,065)	1,421
Comprehensive income (loss)	$1,601	$1,417	$(131)

(1) Recast for the adoption of ASU 2018-12. See Notes 1 and 2 to the Consolidated Financial Statements .

See Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Equity
(in millions)

					Accumulated
		Additional	Shares	Equity	Other		Total
	Common	Paid-In	Held In	Compensation	Comprehensive	Retained	Shareholder's
	Stock	Capital	Trust	Reserve	Income (Loss)	Earnings	Equity
Balances as of December 31, 2019	$14	$4,088	$(4)	$—	$2,539	$2,528	$9,165

Net income (loss)	—	—	—	—	—	(1,552)	(1,552)
Other comprehensive income (loss)	—	—	—	—	1,421	—	1,421
Change in accounting principle, net of tax		—	—	—	—	(55)	(55)
Capital contribution	—	500	—	—	—	—	500
Shares acquired at cost	—	—	(18)	—	—	—	(18)
Shares distributed at cost	—	—	18	—	—	—	18
Reserve for equity compensation plans	—	—	—	8	—	—	8
Balances as of December 31, 2020	$14	$4,588	$(4)	$8	$3,960	$921	$9,487

Change in accounting principle, net of tax	—	—	—	—	(391)	(2,605)	(2,996)
Net income (loss)	—	—	—	—	—	3,482	3,482
Other comprehensive income (loss)	—	—	—	—	(2,065)	—	(2,065)
Capital contribution	—	1,375	—	—	—	—	1,375
Shares sold in connection with demerger	—	1	4	—	—	—	5
Reserve for equity compensation plans	—	—	—	(8)	—	—	(8)
Balances as of December 31, 2021 (1)	$14	$5,964	$—	$—	$1,504	$1,798	$9,280

Net income (loss)	—	—	—	—	—	6,305	6,305
Other comprehensive income (loss)	—	—	—	—	(4,704)	—	(4,704)
Return of capital	—	(600)	—	—	—	—	(600)
Balances as of December 31, 2022 (1)	$14	$5,364	$—	$—	$(3,200)	$8,103	$10,281

(1) Recast for the adoption of ASU 2018-12. See Notes 1 and 2 to the Consolidated Financial Statements .

See Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows
(in millions)

	Years Ended December 31,
	2022 (1)	2021 (1)	2020
Cash flows from operating activities:
Net income (loss)	$6,305	$3,482	$(1,552)

Adjustments to reconcile net income to net cash provided by operating activities:
Net realized losses (gains) on investments	355	(181)	(373)
Net losses (gains) on derivatives	2,663	5,527	7,267
Net losses (gains) on funds withheld reinsurance treaties	(2,186)	21	(440)
Net gain (loss) on market risk benefits	(3,536)	(3,966)	—
(Gain) loss from updating future policy benefits cash flow assumptions, net	(36)	41	—
Interest credited on other contract holder funds, gross	859	825	1,296
Mortality, expense and surrender charges	(530)	(553)	(593)
Amortization of discount and premium on investments	13	58	56
Deferred income tax expense (benefit)	1,572	761	(776)
Share-based compensation expense	118	94	44
Cash received (paid to) from reinsurance transaction	—	—	(32)
Change in:
Accrued investment income	(5)	58	35
Deferred acquisition costs	601	517	(1,503)
Funds withheld, net of reinsurance	(73)	(626)	792
Other assets and liabilities, net	(1,473)	(1,170)	(476)
Net cash provided by (used in) operating activities	4,647	4,888	3,745

Cash flows from investing activities:
Sales, maturities and repayments of:
Debt securities	11,525	18,865	29,697
Equity securities	71	35	82
Mortgage loans	1,695	1,747	1,201
Purchases of:
Debt securities	(11,030)	(13,445)	(27,851)
Equity securities	(246)	(114)	(115)
Mortgage loans	(1,816)	(2,427)	(2,189)
Settlements related to derivatives and collateral on investments	(673)	(4,837)	(5,321)
Other investing activities	111	(355)	(38)
Net cash provided by (used in) investing activities	(363)	(531)	(4,534)

(1) Recast for the adoption of ASU 2018-12. See Notes 1 and 2 to the Consolidated Financial Statements .

See Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows (continued)
(in millions)

	Years Ended December 31,
	2022 (1)	2021 (1)	2020
Cash flows from financing activities:
Policyholders' account balances:
Deposits	18,456	20,130	19,604
Withdrawals	(25,144)	(28,688)	(23,060)
Net transfers to separate accounts	5,685	2,664	2,560
Proceeds from (payments on) repurchase agreements and securities lending	(541)	473	1,100
Net proceeds from (payments on) Federal Home Loan Bank notes	—	(380)	80
Net proceeds from (payments on) debt	(5)	10	14
Disposition of shares held in trust at cost, net	—	5	—
Capital contribution from (return of capital to) Parent	(600)	1,375	500
Net cash provided by (used in) financing activities	(2,149)	(4,411)	798

Net increase (decrease) in cash and cash equivalents	2,135	(54)	9

Cash and cash equivalents, at beginning of period	1,799	1,853	1,844
Total cash and cash equivalents, at end of period	$3,934	$1,799	$1,853

Supplemental cash flow information
Income taxes paid (received)	$(2)	$(390)	$(4)
Interest paid	$37	$21	$26

Non-cash investing activities
Debt securities acquired from exchanges, payments-in-kind, and similar transactions	$504	$369	$417
Other invested assets acquired from stock splits and stock distributions	$88	$99	$4

(1) Recast for the adoption of ASU 2018-12. See Notes 1 and 2 to the Consolidated Financial Statements .

See Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements

1.    Business and Basis of Presentation

Jackson National Life Insurance Company (the “Company” or “Jackson”) is wholly-owned by Brooke Life Insurance Company (“Brooke Life” or the “Parent”), which is wholly-owned by Jackson Financial Inc. (“Jackson Financial”). Jackson Financial, a Delaware corporation, was a majority-owned subsidiary of Prudential plc (“Prudential”), London, England. As described below under "Other," Jackson Financial's demerger from Prudential was completed on September 13, 2021 ("Demerger"), and Jackson Financial is a stand-alone United States ("U.S.") public company.

Jackson, together with its New York life insurance subsidiary, is licensed to sell group and individual annuity products (including immediate, registered index-linked, deferred fixed, fixed index and variable annuities) and individual life insurance products, including variable universal life, in all 50 states and the District of Columbia. Jackson also participates in the institutional products market through the issuance of guaranteed investment contracts (“GICs”), funding agreements and medium term note funding agreements.

The Consolidated Financial Statements include accounts, after the elimination of intercompany accounts and transactions, of the following:
•    Life insurers: Jackson and its wholly-owned subsidiaries Jackson National Life Insurance Company of New York (“JNY”), Squire Reassurance Company LLC (“Squire Re”), Squire Reassurance Company II, Inc. (“Squire Re II”) and VFL International Life Company SPC, LTD;
•    Indirect wholly-owned broker-dealer, subsidiary, Jackson National Life Distributors, LLC;
•    Indirect, wholly-owned investment management and investment advisor subsidiary, Jackson National Asset Management, LLC;
•    PGDS (US One) LLC (“PGDS”), an indirect wholly-owned subsidiary that provides certain services to Jackson and certain current and former affiliates;
•    Other insignificant wholly-owned subsidiaries; and
•    Other insignificant partnerships, limited liability companies and variable interest entities (“VIEs”) in which Jackson is deemed the primary beneficiary.
Other

On August 6, 2021, Jackson Financial's Class A Common Stock was registered on a Form 10 registration statement ("Form 10") filed with the U.S. Securities and Exchange Commission (the "SEC") and became effective under the Securities Exchange Act of 1934, as amended. The Demerger described in the Form 10 was consummated on September 13, 2021. As of December 31, 2022, Prudential retained 9.2% share ownership of Jackson Financial.

On June 18, 2020, the Company announced that it had entered into a funds withheld coinsurance agreement with Athene Life Re Ltd. (“Athene”) effective June 1, 2020 to reinsure on 100% quota share basis, a block of Jackson’s in-force fixed and fixed index annuity product liabilities in exchange for a $1.2 billion ceding commission (the "Athene Reinsurance Agreement").

In addition, Jackson Financial entered into an investment agreement with Athene, pursuant to which Athene invested $500 million of capital in return for a 9.9% voting interest corresponding to a 11.1% economic interest in Jackson Financial. In August 2020, Jackson Financial made a $500 million capital contribution to Jackson. As of December 31, 2022, Athene beneficially owned 1.9% of Jackson Financial's outstanding shares.

We continue to monitor developments related to the COVID-19 pandemic. The COVID-19 pandemic caused significant economic and financial turmoil in the U.S. and around the world. There has been a steady resumption of activity during 2022; however, at this time it is not possible to estimate the long-term effectiveness of any therapeutic treatments and vaccines for COVID-19, or their efficacy with respect to current or future variants or mutations of COVID-19, or the longer-term effects that the COVID-19 pandemic could have on our business. The extent to which the COVID-19 pandemic impacts our business, results of operations, financial condition and cash flows will depend on future developments that are highly uncertain and cannot be predicted. The Company implemented business continuity plans that already were in place to ensure the availability of services for our customers, work at home capabilities for our associates, where appropriate, and other ongoing risk management activities. The Company had associates, as needed or voluntarily, in our offices during this time, as perm itted by local and state restrictions. The Company rolled out a broader “return to office plan” for all associate s, and since September 2022, required some associates to return to the office five days a week. A ssociate s below director level remain on an “office-centric” h ybrid schedule between in-office and remote working arrangements.

Basis of Presentation

The accompanying Consolidated Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). Intercompany accounts and transactions have been eliminated upon consolidation.

The Company adopted Accounting Standards Update (“ASU”) 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts,” (“LDTI”) effective January 1, 2023, with a transition date of January 1, 2021. The accompanying Consolidated Financial Statements have been recast as compared to the consolidated financial statements previously filed with the Company's registration statement on Form S-1 (registration nos. 333-268090, 333-249750, 333-249766, and 333-268101) filed with the SEC on April 17, 2023, to reflect the adoption of LDTI, which includes changes to the existing recognition, measurement, presentation and disclosure requirements for long-duration contracts issued by an insurance entity as of the transition date of January 1, 2021. Our financial statements for the year ended December 31, 2020 are still presented on the basis of accounting effective prior to the adoption of LDTI. See Note 2 of the Notes to Consolidated Financial Statements for further description of the adoption of this change in accounting principle.

Certain amounts in the Notes to Consolidated Financial Statements have been reclassified to conform to the recast presentation as discussed above.

Use of Estimates

The preparation of the Consolidated Financial Statements in conformity with U.S. GAAP requires the use of estimates and assumptions about future events that affect the amounts reported in the Consolidated Financial Statements and the accompanying notes. Significant estimates or assumptions, as further discussed in the notes, include:

• Valuation of investments and derivative instruments, including fair values of securities deemed to be in an illiquid market and the determination of when an impairment is necessary;
• Assessments as to whether certain entities are variable interest entities, the existence of reconsideration events and the determination of which party, if any, should consolidate the entity;
• Assumptions used in calculating policy reserves and liabilities and deferred acquisition costs including policyholder behavior, mortality rates, expenses, investment returns and policy crediting rates;
• Assumptions as to future earnings levels being sufficient to realize deferred tax benefits;
• Estimates related to expectations of credit losses on certain financial assets and off-balance sheet exposures;
• Assumptions and estimates associated with the Company’s tax positions, including an estimate of the dividends received deduction, which impact the amount of recognized tax benefits recorded by the Company;
• Assumptions used in calculating the value of guaranteed benefits, including those classified as market risk benefits subsequent to the adoption of LDTI, including policyholder behavior, mortality rates, and capital market assumptions;
• Subsequent to the adoption of LDTI, assumptions impacting the expected term used in the calculation of amortization of deferred acquisition costs, including policyholder behavior and mortality rates; and

• Prior to the adoption of LDTI, assumptions impacting estimated future gross profits used in the calculation of amortization of deferred acquisition costs, including policyholder behavior, mortality rates, expenses, projected hedging costs, investment returns and policy crediting rates.

These estimates and assumptions are based on management’s best estimates and judgments. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors deemed appropriate. As facts and circumstances dictate, these estimates and assumptions may be adjusted. Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in estimates, including those resulting from continuing changes in the economic environment, will be reflected in the Consolidated Financial Statements in the periods the estimates are changed.

Revision of Prior Period Financial Statements

In 2022, the Company identified errors related to the classification of certain balances and amounts in the line items of the Consolidated Balance Sheets and Consolidated Income Statements. These errors resulted in the revision of balances and amounts related to deferred sales inducement assets, liabilities for certain life-contingent annuities, sub-advisor fee expenses, and other operating expense items that impacted previously issued Consolidated Financial Statements. The impact of these errors to the current and the prior periods' Consolidated Financial Statements were not considered to be material and had no impact on shareholder's equity or net income (loss). However, to improve the consistency and comparability of the financial statements, management revised the financial statements and related disclosures in this Annual Report. See Note 24 to the Notes to Consolidated Financial Statements for details of the revisions.

2.    Summary of Significant Accounting Policies

The following table identifies our significant accounting policies presented in other Notes to Consolidated Financial Statements:

Investments*	Note 4
Derivatives and Hedge Accounting*	Note 5
Fair Value Measurements (Post-Adoption of LDTI Accounting Policies specifically for MRBs)	Note 6
Deferred Acquisition Costs (Includes Pre-Adoption and Post-Adoption of LDTI Accounting Policies)	Note 7
Reinsurance*	Note 8
Reserves for Future Policy Benefits and Claims Payable (Post-Adoption of LDTI Accounting Policies)	Note 9
Other Contract Holder Funds (Post-Adoption of LDTI Accounting Policies)	Note 10
Separate Account Assets and Liabilities*	Note 11
Market Risk Benefits (Post-Adoption of LDTI Accounting Policies)	Note 12
Long-Term Debt*	Note 13
Income Taxes*	Note 15
Commitments, Contingencies, and Guarantees*	Note 16
Share-Based Compensation*	Note 18
Accumulated Other Comprehensive Income (Loss)*	Note 23
*No impact to the significant accounting policies presented in these Notes related to the adoption of LDTI.

Other Significant Accounting Policies

Cash and Cash Equivalents

Cash and cash equivalents primarily include money market instruments and bank deposits. Cash equivalents also includes all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase.

Revenue and Expense Recognition

Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished through provisions for future policy benefits and the deferral and amortization of certain acquisition costs.

Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of investment income and charges assessed against the account value for mortality charges, surrenders, variable annuity benefit guarantees and administrative expenses. Fee income also includes revenues related to asset management fees and certain service fees. Surrender benefits are treated as repayments of the policyholder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to policyholder deposits. Acquisition expenses directly related to the successful acquisition of these contracts are deferred. Prior to the adoption of LDTI, these deferred acquisition expenses were amortized based on the recognition of gross profits over the life of the business. Subsequent to the adoption of LDTI, these deferred acquisition costs are amortized on a constant-level basis over the expected term of the contracts. Expenses not related to policy acquisition are recognized when incurred.

Accounting Policies Prior to the Adoption of LDTI - Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds

For traditional life insurance contracts, which include term and whole life, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest, lapse and expenses, plus provisions for adverse deviations. These assumptions are not unlocked unless the reserve is determined to be deficient. Interest rate assumptions range from 2.5% to 6.0%. Lapse, mortality, and expense assumptions for recoverability are based primarily on Company experience. The Company’s liability for future policy benefits also includes net liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contract.

Group payout annuities consist of a closed block of defined benefit annuity plans. The liability for future benefits for these limited payment contracts is calculated using assumptions as of the acquisition date as to mortality and expense plus provisions for adverse deviation.

In conjunction with a prior acquisition, the Company recorded a fair value adjustment at acquisition related to certain annuity and interest sensitive liability blocks of business to reflect the cost of the interest guarantees within the in-force liabilities, based on the difference between the guaranteed interest rate and an assumed new money guaranteed interest rate at acquisition. This adjustment was recorded in reserves for future policy benefits and claims payable. This reserve is reassessed at the end of each period, taking into account changes in the in-force block. Any resulting change in the reserve is recorded as a change in policy reserve through the Consolidated Income Statements.

For interest-sensitive life contracts, liabilities approximate the policyholder’s account value, plus the remaining balance of the fair value adjustment related to previously acquired business. The liability for fixed index annuities and registered index linked annuities is based on three components: 1) the imputed value of the underlying guaranteed host contract, 2) the fair value of the embedded option component of the contract, and 3) the liability for guaranteed benefits related to the optional lifetime income rider. For fixed annuities, variable annuity fixed option, and other investment contracts, the liability is the account value plus the unamortized balance of the fair value adjustment related to previously acquired business. For payout annuities, reserves are determined under the methodology for limited-payment contracts (for those with significant life contingencies) or using a constant yield method and assumptions as of the issue date for mortality, interest rates, lapse and expenses plus provisions for adverse deviations.

Accounting Policies Prior to the Adoption of LDTI - Certain Non-traditional Long-Duration Contracts and Variable Annuity Guarantees

Variable Annuity Guarantees

Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Certain benefits, including non-life contingent components of guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum withdrawal benefits for life (“GMWB for Life”), guaranteed minimum accumulation benefits (“GMAB”) and the reinsurance recoverable on the Company’s guaranteed minimum income benefits (“GMIB”), are recorded at fair value. Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits. Variable annuity embedded derivatives are carried at fair value on the Company’s balance sheet as a component of reserves for future policy benefits and claims payable. The Company discontinued offering the GMIB in 2009 and GMAB in 2011.

The non-life contingent component of GMWB and GMWB for Life contracts consists of those guaranteed withdrawal amounts paid to the contract holder in excess of the account value of the contract, up to the amount of the living benefit base. Withdrawal amounts paid to the contract holder in excess of the living benefit base are considered life contingent and are accounted for as insurance benefits. GMABs and non-life contingent components of GMWB and GMWB for Life contracts are recorded at fair value with changes in fair value recorded in net gains (losses) on derivatives and investments. The fair value of the reserve is based on the expectations of future benefit payments and certain future fees associated with the benefits. At the inception of the contract, the Company attributes to the embedded derivative a portion of rider fees collected from the contract holder, which is then held static in future valuations. Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract. In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative. Thus, when unfavorable equity market movements cause declines in the contract holder’s account value relative to the guarantee benefit, the valuation of future expected claims would generally increase relative to the measurement performed at the inception of the contract, resulting in an increase in the fair value of the embedded derivative liability (and vice versa).

Fair values for GMWB, GMWB for Life, and GMAB embedded derivatives, as well as GMIB reinsurance recoverables, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations regarding policyholder behavior. Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates. The more significant actuarial assumptions include benefit utilization by policyholders, lapse, mortality, and withdrawal rates. Best estimate assumptions plus risk margins are used as applicable.

At each valuation date, the fair value calculation reflects expected returns based on constant maturity treasury rates as of that date to determine the value of expected future cash flows produced in a stochastic process. Volatility assumptions are based on available market data for implied market volatility for durations up to 10 years, grading to a historical volatility level by year 15, where such long-term historical volatility levels contain an explicit risk margin. Risk margins are also incorporated into the model assumptions, particularly for policyholder behavior. Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience.

The fair value of a liability reflects the effect of non-performance risk. Non-performance risk includes, but may not be limited to, a reporting entity’s own credit risk. Non-performance risk is incorporated into the calculation through the adjustment of the risk-free rate curve based on spreads indicated by a blend of yields on similarly-rated peer debt and yields on Jackson Financial debt (adjusted to operating company levels).

As markets change, mature and evolve and actual policyholder behavior emerges, management periodically evaluates the appropriateness of its assumptions for this component of the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment. Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance. However, the ultimate settlement amount of the asset or liability, which is currently unknown, could be significantly different than this fair value.

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (“traditional variable annuities”). The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (“variable contracts with guarantees”) either a) return of no less than total deposits made to the account adjusted for any partial withdrawals, b) total deposits made to the account adjusted for any partial withdrawals plus a minimum return, or c) the highest account value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (guaranteed minimum death benefits, or "GMDB"), at annuitization (GMIB), upon the depletion of funds (GMWB) or at the end of a specified period (GMAB).

The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for separate account liabilities. Liabilities for guaranteed benefits, including net embedded derivatives, are general account obligations and are reported in reserves for future policy benefits and claims payable. Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue as fee income. Changes in liabilities for minimum guarantees are reported within death, other policy benefits and change in policy reserves within the Consolidated Income Statements with the exception of changes in embedded derivatives, which are included in net gains (losses) on derivatives and investments. Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the Consolidated Income Statements.

Fixed Index Annuities

The equity-linked option associated with fixed index annuities issued by the Company is accounted for at fair value as an embedded derivative on the Company’s Consolidated Balance Sheets as a component of other contract holder funds, with changes in fair value recorded in net income. The fair value is determined using an option-budget method with capital market inputs of market index returns and discount rates as well as actuarial assumptions including lapse, mortality and withdrawal rates. Thus, favorable equity market movements cause increases in future contract holder benefits, resulting in an increase in the fair value of the embedded derivative liability (and vice versa). The Company also establishes a host contract reserve to support the underlying guaranteed account value growth. This host reserve is a component of other contract holder funds on the Company’s Consolidated Balance Sheets. In addition, longevity riders may be issued on fixed index annuities. The benefits for these riders are accounted for as insurance benefits similarly to the life-contingent variable annuity guaranteed benefits described above and are a component of reserves for future policy benefits and claims payable on the Company’s Consolidated Balance Sheets.

RILA

The equity-linked option associated with registered index linked annuities issued by the Company is accounted for at fair value as an embedded derivative on the Company’s Consolidated Balance Sheets as a component of other contract holder funds, with changes in fair value recorded in net income. The fair value is determined using an option-budget method with capital market inputs of market index returns and discount rates as well as actuarial assumptions including lapse, mortality and withdrawal rates. Thus, favorable equity market movements cause increases in future contract holder benefits, resulting in an increase in the fair value of the embedded derivative liability (and vice versa). The Company also establishes a host contract reserve to support the associated account value growth and policyholder benefits. This host reserve is a component of other contract holder funds on the Company’s Consolidated Balance Sheets.

Changes in Accounting Principles – Adopted in Current Year

In March 2020, the Financial Accounting Standards Board (“FASB”) issued ASU 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” The new guidance provides optional expedients for applying U.S. GAAP to contracts and other transactions affected by reference rate reform and is effective for contract modifications made between March 12, 2020 and December 31, 2022. If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform. The practical expedient allowed by this standard was elected and is being applied prospectively by the Company as reference rate reform unfolds. The contracts modified to date met the criteria for the practical expedient and therefore had no material impact on the Company’s Consolidated Financial Statements. In December 2022, the FASB issued ASU 2022-06, “Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848” which defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. The amendments are effective for all entities as of December 21, 2022. The Company will continue to evaluate the impacts of reference rate reform on contract modifications and other transactions through December 31, 2024.

Changes in Accounting Principles – Reflected in these Recast Financial Statements

In August 2018, the FASB issued ASU 2018-12, “Targeted Improvements to the Accounting for Long Duration Contracts,” ("LDTI") which included changes to the existing recognition, measurement, presentation and disclosure requirements for long-duration contracts issued by an insurance entity. The Company adopted LDTI effective January 1, 2023, with a transition date of January 1, 2021, using the modified retrospective transition method relating to liabilities for traditional and limited payment contracts and deferred policy acquisition costs associated therewith; and on a retrospective basis, in relation to market risk benefits ("MRBs").

Under the modified retrospective approach, the Company applied the guidance to contracts in force on the transition date on the basis of their existing carrying value, using updated future cash flow assumptions, and eliminated certain related amounts in accumulated other comprehensive income (loss) (“AOCI”). Under the full retrospective transition approach, the Company applied the guidance as of the transition date, using actual historical assumption information as of contract inception, as if the accounting principle had always been applied.

Amounts reported as of and for the year ended December 31, 2020 within these recast Consolidated Financial Statements are accounted for and presented in accordance with U.S. GAAP prior to the adoption of LDTI. Amounts reported as of and for the years ended December 31, 2021 and 2022 within these recast Consolidated Financial Statements are accounted for and presented in accordance with U.S. GAAP upon the adoption of LDTI.

LDTI contains four significant changes:

1. Market risk benefits: market risk benefits, a new term for certain contract features that provide for potential benefits in addition to the account balance which expose the Company to other-than-nominal market risk (for example, guaranteed benefits on annuity contracts, including guaranteed minimum withdrawal benefits and guaranteed minimum death benefits on variable annuities), are measured at fair value. Changes in fair value are recorded and presented separately within the income statement, with the exception of changes in fair value due to non-performance risk, which are recognized in other comprehensive income (loss) (“OCI”);

2. Deferred acquisition costs: deferred acquisition costs (“DAC”) are amortized on a constant-level basis, independent of profitability on the underlying business;

3. Liability for future policy benefits: annual review and, if necessary, update of cash flow assumptions used to measure the liability for future policy benefits for nonparticipating traditional and limited-payment insurance contracts is required. These liabilities are discounted using an upper-medium grade fixed income instrument yield which is updated quarterly, with related changes in the liability recognized in OCI; and

4. Enhanced disclosures: enhanced disclosures, including disaggregated roll-forwards of certain balance sheet accounts that provide information about actual and expected cash flows, as well as information about significant inputs, judgments, assumptions and methods used in measurement, are required. The enhanced disclosures are intended to improve the ability of users of the financial statements to evaluate the timing, amount, and uncertainty of cash flows arising from long-duration contracts.

The adoption of LDTI resulted in a decrease in total shareholder's equity of $3.0 billion as of the transition date of January 1, 2021, comprised of a reduction in AOCI of $0.4 billion and a reduction in retained earnings of $2.6 billion. The primary drivers for this impact to total equity included:

1. the classification of certain benefits as market risk benefits (“MRB”) which were remeasured at fair value as of the transition date. The resulting change in the value of these benefits at the transition date, net of the related deferred tax effect, is recognized in retained earnings, with the exception of the cumulative effect of changes in the non-performance risk, net of the related deferred tax effect, which is recognized in AOCI;

2. changes to the discount rate used to measure liabilities for future policyholder benefits which, under LDTI, are remeasured each reporting period using current upper-medium grade fixed-income instrument yields, which are generally considered to be those on single-A rated public corporate debt. The cumulative effect of the remeasurement of these liabilities using the transition date discount rate, net of the related deferred tax effect, is recognized in AOCI.; and

3. the removal of certain shadow adjustments previously recorded in AOCI related to the impact of unrealized gains (losses) on investments that were included in the estimated gross profit amortization calculation for deferred acquisition costs, which are no longer recognized upon the adoption of LDTI.

The following table presents the effect of transition adjustments on shareholder's equity due to the adoption of LDTI (in millions):

	January 1, 2021
		Accumulated other
	Retained earnings	comprehensive income
Deferred acquisition costs	$—	$102
Reinsurance recoverable on market risk benefits	—	(35)
Reserves for future policy benefits and claims payable	97	143
Market risk benefits	(2,701)	(601)
Total	$(2,604)	$(391)

The following table presents amounts previously reported as of December 31, 2020, to reflect the effect of the change due to the adoption of the standard, and the adjusted amounts as of January 1, 2021 (in millions).

	As Previously	Effect of	As of
	Reported	Changes	1/1/2021
Assets
Deferred acquisition costs	$13,896	$140	$14,036
Reinsurance recoverable, net of allowance for credit losses	35,311	(155)	35,156
Reinsurance recoverable on market risk benefits, at fair value	—	472	472
Market risk benefit assets, at fair value	—	690	690
Deferred income taxes, net	1,036	824	1,860
Other assets	861	1	862
Total assets	$351,538	$1,972	$353,510

Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	$22,490	$(5,716)	$16,774
Other contract holder funds	63,349	(7)	63,342
Market risk benefit liabilities, at fair value	—	10,690	10,690
Total liabilities	342,051	4,967	347,018
Equity
Accumulated other comprehensive income, net of tax expense	3,960	(391)	3,569
Retained earnings	921	(2,604)	(1,683)
Total shareholder's equity	9,487	(2,995)	6,492
Total liabilities and equity	$351,538	$1,972	$353,510

Liability for future policy benefits

For the liability for future policy benefits, the net transition adjustment is related to the difference in the discount rate used pre-transition and the discount rate at January 1, 2021. The discount rate used to measure the liability at transition was generally lower than the rates used to measure the liability prior to the adoption of LDTI. Additionally, at transition, where net premiums exceeded gross premiums at the cohort level, the Company set net premiums equal to gross premiums and recognized the resulting increase in the liability for future policy benefits as an adjustment to opening retained earnings.

The following table presents the impact of the adoption of LDTI, as of the transition date, on reserves for future policy benefits and claims payable (in millions):

	Payout	Closed	Closed
	Annuities	Block Life	Block Annuity	Total
Reserves for future policy benefits at December 31, 2020	$1,143	$5,809	$5,328	$12,280
Adjustment for loss contracts under the modified retrospective approach	4	15	18	37
Effect of remeasurement of liability at current discount rates	143	560	997	1,700
Reserves for future policy benefits at January 1, 2021	$1,290	$6,384	$6,343	$14,017
Other future policy benefits and claims payable				2,757
Reserves for future policy benefits and claims payable at January 1, 2021				$16,774

The following table presents the transition date reclassifications and adjustments to reserves for future policy benefits by category resulting from the adoption of LDTI (in millions):

	Reserve for future policy benefits	Other (1)	Total
Reserve for future policy benefits and claims payable at December 31, 2020	$12,280	$10,210	$22,490
Adjustments for LDTI transition	1,737	(7,453)	(5,716)
Reserve for future policy benefits and claims payable at January 1, 2021	$14,017	$2,757	$16,774

(1) Includes variable annuity embedded derivatives that were reclassed to market risk benefits.

The following table presents the impact of the adoption of LDTI, as of the transition date, on Closed Block Life additional liabilities for universal life-type contracts (in millions):

Closed Block Life
Balance, December 31, 2020	$1,157
Adjustment for reversal of AOCI adjustments	28
Adjustment for cumulative effect of adoption of LDTI	—
Balance, January 1, 2021	$1,185

Market risk benefits

For market risk benefits, the net transition adjustment relates to the measurement of some guaranteed benefit features at fair value that were previously measured using an insurance accrual model. The measurement of these features at fair value includes use of generally lower discount rates and lower assumed future fund performance relative to their previous measurement, as well as inclusion of risk margins, all of which lead to a generally higher fair value balance relative to the carrying value prior to transition to LDTI.

The transition adjustment to AOCI for market risk benefits relates to the effect of changes in the non-performance risk between the contract issuance date and the transition date. The remaining difference between the carrying value under the insurance accrual model prior to transition to LDTI and the fair value measured at transition was recorded as an adjustment to retained earnings as of the transition date.

The following table presents the impact of the adoption of LDTI, as of the transition date, on market risk benefits, net (in millions):

	Variable	Other
	Annuities	Product Lines	Total
Balance, December 31, 2020 - Carrying amount of MRBs under prior guidance	$7,306	$74	$7,380
Adjustment for reversal of AOCI adjustments	(27)	(48)	(75)
Cumulative effect of the changes in non-performance risk between the original contract issuance date and the transition date	(743)	(6)	(749)
Remaining cumulative difference (exclusive of non-performance risk change) between 12/31/20 carrying amount and fair value measurement for the MRBs	3,372	72	3,444
Balance, January 1, 2021 - Market risk benefits, net at fair value	$9,908	$92	$10,000

Deferred acquisition costs

For deferred acquisition costs, at transition to LDTI, the Company removed shadow adjustments previously recorded in AOCI for the impact of unrealized gains and losses that were included in the estimated gross profit amortization calculation prior to the adoption of LDTI.

The following table presents the impact of the adoption of LDTI, as of the transition date, on deferred acquisition costs (in millions):

	Variable	Other
	Annuities	Product Lines	Total
Balance, December 31, 2020 - Deferred acquisition costs	$13,725	$171	$13,896
Adjustment for reversal of AOCI adjustments	151	(11)	140
Balance, January 1, 2021 - Deferred acquisition costs	$13,876	$160	$14,036

Reinsurance recoverable

The following table presents the impact of the adoption of LDTI, as of the transition date, on reinsurance recoverable (in millions) :

Total
Balance, December 31, 2020	$35,311
Reclass of carrying amount of MRBs under prior guidance	(408)
Adjustment for loss contracts under the modified retrospective approach	—
Effect of remeasurement of liability at current discount rate	253
Balance, January 1, 2021	$35,156

The following table presents the impact of the adoption of LDTI, as of the transition date, on reinsurance recoverable on market risk benefits at fair value (in millions):

	Variable	Other
	Annuities	Product Lines	Total
Balance, December 31, 2020 - Carrying amount of MRBs under prior guidance	$340	$68	$408
Adjustment for reversal of AOCI adjustments	—	(47)	(47)
Cumulative difference between 12/31/2020 carrying amount and fair value measurement for the MRBs	28	83	111
Balance, January 1, 2021 - Reinsurance recoverable on market risk benefits at fair value	$368	$104	$472

The adoption of the standard resulted in increases in net income of $492 million and $235 million for the years ended December 31, 2022 and 2021, respectively, and also resulted in an increase (decrease) in total shareholder's equity of $233 million and $(2,756) million for the years ended December 31, 2022 and 2021, respectively.

The following tables present amounts previously reported in the Consolidated Balance Sheets as of December 31, 2022 and 2021, to reflect the effect of the change due to the adoption of the standard, and the adjusted amounts as of December 31, 2022 and 2021 (in millions).

	As Previously
	Reported	Effect of	As of
	December 31, 2022	Changes	December 31, 2022
Assets
Deferred acquisition costs	$13,407	$(489)	$12,918
Reinsurance recoverable, net of allowance for credit losses	29,670	(594)	29,076
Reinsurance recoverable on market risk benefits, at fair value	—	221	221
Market risk benefit assets, at fair value	—	4,865	4,865
Deferred income taxes, net	315	(67)	248
Other assets	734	(3)	731
Total assets	$307,089	$3,933	$311,022

Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	$14,255	$(1,955)	$12,300
Other contract holder funds	57,986	(6)	57,980
Market risk benefit liabilities, at fair value	—	5,662	5,662
Other liabilities	1,668	(1)	1,667
Total liabilities	297,041	3,700	300,741

Equity
Accumulated other comprehensive income (loss), net of tax	(5,311)	2,111	(3,200)
Retained earnings	9,981	(1,878)	8,103
Total shareholder's equity	10,048	233	10,281
Total liabilities and equity	$307,089	$3,933	$311,022

	As Previously
	Reported	Effect of	As of
	December 31, 2021	Changes	December 31, 2021
Assets
Investments:
Deferred acquisition costs	$14,246	$(727)	$13,519
Reinsurance recoverable, net of allowance for credit losses	33,169	(292)	32,877
Reinsurance recoverable on market risk benefits, at fair value	—	383	383
Market risk benefit assets, at fair value	—	1,664	1,664
Deferred income taxes, net	909	762	1,671
Other assets	652	4	656
Total assets	$372,120	$1,794	$373,914

Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	$18,654	$(3,477)	$15,177
Other contract holder funds	58,494	(5)	58,489
Market risk benefit liabilities, at fair value	—	8,033	8,033
Other liabilities	1,946	(1)	1,945
Total liabilities	360,084	4,550	364,634

Equity
Accumulated other comprehensive income (loss), net of tax	1,890	(386)	1,504
Retained earnings	4,168	(2,370)	1,798
Total shareholder's equity	12,036	(2,756)	9,280
Total liabilities and equity	$372,120	$1,794	$373,914

The following tables present amounts previously reported in the Consolidated Income Statements for the years ended December 31, 2022 and 2021, to reflect the effect of the change due to the adoption of the standard, and the adjusted amounts for the years ended December 31, 2022 and 2021 (in millions).

	As Previously
	Reported for the
	Year Ended		Year Ended
	December 31,	Effect of	December 31,
	2022	Changes	2022
Revenues
Total net gains (losses) on derivatives and investments	$3,856	$(4,688)	$(832)
Total revenues	14,440	(4,688)	9,752

Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	2,263	(1,228)	1,035
(Gain) loss from updating future policy benefits cash flow assumptions, net	—	(36)	(36)
Market risk benefits (gains) losses, net	—	(3,536)	(3,536)
Interest credited on other contract holder funds, net of deferrals and amortization	855	4	859
Amortization of deferred acquisition costs	1,743	(518)	1,225
Total benefits and expenses	7,231	(5,314)	1,917
Pretax income (loss)	7,209	626	7,835
Income tax expense (benefit)	1,396	134	1,530
Net income (loss)	5,813	492	6,305

	As Previously
	Reported for the
	Year Ended		Year Ended
	December 31,	Effect of	December 31,
	2021	Changes	2021
Revenues
Total net gains (losses) on derivatives and investments	$(2,480)	$(2,887)	$(5,367)
Total revenues	8,869	(2,887)	5,982

Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	949	(45)	904
(Gain) loss from updating future policy benefits cash flow assumptions, net	—	41	41
Market risk benefits (gains) losses, net	—	(3,966)	(3,966)
Interest credited on other contract holder funds, net of deferrals and amortization	827	(2)	825
Amortization of deferred acquisition costs	519	786	1,305
Total benefits and expenses	5,006	(3,186)	1,820
Pretax income (loss)	3,863	299	4,162
Income tax expense (benefit)	616	64	680
Net income (loss)	3,247	235	3,482

The following tables present amounts previously reported in Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2022 and 2021, to reflect the effect of the change due to the adoption of the standard, and the adjusted amounts for the years ended December 31, 2022 and 2021 (in millions).

	As Previously
	Reported for the
	Year Ended		Year Ended
	December 31,	Effect of	December 31,
	2022	Changes	2022

Net income (loss)	$5,813	$492	$6,305

Other comprehensive income (loss), net of tax:
Change in unrealized gains (losses) on securities with no credit impairment net of tax	(7,199)	(274)	(7,473)
Change in current discount rate related to reserve for future policy benefits, net of tax	—	1,303	1,303
Change in non-performance risk on market risk benefits, net of tax	—	1,468	1,468
Total other comprehensive income (loss)	(7,201)	2,497	(4,704)
Comprehensive income (loss)	$(1,388)	$2,989	$1,601

	As Previously
	Reported for the
	Year Ended		Year Ended
	December 31,	Effect of	December 31,
	2021	Changes	2021

Net income (loss)	$3,247	$235	$3,482

Other comprehensive income (loss), net of tax:
Change in unrealized gains (losses) on securities with no credit impairment net of tax	(2,073)	(60)	(2,133)
Change in current discount rate related to reserve for future policy benefits, net of tax	—	397	397
Change in non-performance risk on market risk benefits, net of tax	—	(332)	(332)
Total other comprehensive income (loss)	(2,070)	5	(2,065)
Comprehensive income (loss)	$1,177	$240	$1,417

The adoption of the standard did not affect the previously reported totals for net cash flows provided by (used in) operating, investing, or financing activities, but did affect the following components of net cash flows provided by (used in) operating activities.

	As Previously
	Reported for the
	Year Ended		Year Ended
	December 31,	Effect of	December 31,
	2022	Changes	2022
Cash flows from operating activities:
Net income	$5,813	$492	$6,305
Adjustments to reconcile net income to net cash provided by operating activities:
Net losses (gains) on derivatives	(2,025)	4,688	2,663
Net (gain) loss on market risk benefits	—	(3,536)	(3,536)
(Gain) loss from updating future policy benefits cash flow assumptions, net	—	(36)	(36)
Interest credited on other contract holder funds, gross	855	4	859
Deferred income tax expense (benefit)	1,438	134	1,572
Change in deferred acquisition costs	1,119	(518)	601
Change in funds withheld, net of reinsurance	(402)	329	(73)
Change in other assets and liabilities, net	84	(1,557)	(1,473)
Total adjustments	1,069	(492)	577
Net cash provided by (used in) operating activities	$4,647	$—	$4,647

	As Previously
	Reported for the
	Year Ended		Year Ended
	December 31,	Effect of	December 31,
	2021	Changes	2021
Cash flows from operating activities:
Net income	$3,247	$235	$3,482
Adjustments to reconcile net income to net cash provided by operating activities:
Net losses (gains) on derivatives	2,640	2,887	5,527
Net (gain) loss on market risk benefits	—	(3,966)	(3,966)
(Gain) loss from updating future policy benefits cash flow assumptions, net	—	41	41
Interest credited on other contract holder funds, gross	827	(2)	825
Deferred income tax expense (benefit)	697	64	761
Change in deferred acquisition costs	(270)	787	517
Change in funds withheld, net of reinsurance	(757)	131	(626)
Change in other assets and liabilities, net	(993)	(177)	(1,170)
Total adjustments	2,144	(235)	1,909
Net cash provided by (used in) operating activities	$4,888	$—	$4,888

In addition, the following Notes to the Consolidated Financial Statements were recast for the adoption of LDTI: Note 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 15, 23, 24, 25 and Schedule III.

Changes in Accounting Principles – Issued but Not Yet Adopted

In March 2022, the FASB issued ASU 2022-02, “Financial Instruments – Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures.” The new guidance eliminates the accounting guidance for troubled debt restructurings by creditors, and instead requires an entity to evaluate whether a modification represents a new loan or a continuation of an existing loan. The amendments also enhance disclosure requirements for certain loan refinancings and restructurings by creditors when a borrower is experiencing financial difficulty. New guidance for vintage disclosures requires that current-period gross write-offs be disclosed by year of origination for financing receivables and net investments in leases that fall within scope of the current expected credit loss model. The amendments in this update are effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. Updates should be applied prospectively. However, an entity has the option to apply the modified retrospective method related to the recognition and measurements of troubled debt restructurings. The Company will adopt the standard effective January 1, 2023, and does not anticipate a material impact to the Consolidated Financial Statements upon adoption.

3.    Segment Information

The Company has three reportable segments consisting of Retail Annuities, Institutional Products, and Closed Life and Annuity Block; plus, its Corporate and Other segment. These segments reflect how the Company’s chief operating decision maker views and manages the business. The following is a brief description of the Company’s reportable segments.

Retail Annuities

The Company’s Retail Annuities segment offers a variety of retirement income and savings products through its diverse suite of products, consisting primarily of variable annuities, fixed index annuities, fixed annuities, payout annuities, and registered index-linked annuities ("RILA"). These products are distributed through various wirehouses, insurance brokers and independent broker-dealers, as well as through banks and financial institutions, primarily to high net-worth investors and the mass and affluent markets.

The Company’s variable annuities represent an attractive option for retirees and soon-to-be retirees, providing access to equity market appreciation and add-on benefits, including guaranteed lifetime income. A fixed index annuity is designed for investors who desire principal protection with the opportunity to participate in capped upside investment returns linked to a reference market index. The Company also provides access to guaranteed lifetime income as an add-on benefit. A fixed annuity is a guaranteed product designed to build wealth without market exposure, through a crediting rate that is likely to be superior to interest rates offered from banks or money market funds. A RILA product offers customers exposure to market returns through market index-linked investment options, subject to a cap, and offers a variety of guarantees designed to modify or limit losses.

The financial results of the variable annuity business within the Company’s Retail Annuities segment are largely dependent on the performance of the contract holder account value, which impacts both the level of fees collected and the benefits paid to the contract holder. The financial results of the Company’s fixed annuities, including the fixed option on variable annuities, RILA and fixed index annuities, are largely dependent on the Company’s ability to earn a spread between earned investment rates on general account assets and the interest credited to contract holders.

Institutional Products

The Company’s Institutional Products consist of traditional Guaranteed Investment Contracts ("GICs"), funding agreements (including agreements issued in conjunction with the Company’s participation in the U.S. Federal Home Loan Bank ("FHLB") program) and medium-term note funding agreements. The Company’s GIC products are marketed to defined contribution pension and profit-sharing retirement plans. Funding agreements are marketed to institutional investors, including corporate cash accounts and securities lending funds, as well as money market funds, and are issued to the FHLB in connection with its program.

The financial results of the Company’s institutional products business are primarily dependent on the Company’s ability to earn a spread between earned investment rates on general account assets and the interest credited on GICs and funding agreements.

Closed Life and Annuity Blocks

The Company's Closed Life and Annuity Blocks segment is primarily composed of blocks of business that have been acquired since 2004. The segment includes various protection products, primarily whole life, universal life, variable universal life, and term life insurance products, as well as fixed, fixed index, and payout annuities. The Closed Life and Annuity Blocks segment also includes a block of group payout annuities that we assumed from John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York through reinsurance transactions in 2018 and 2019, respectively. The Company historically offered traditional and interest-sensitive life insurance products but discontinued new sales of life insurance products in 2012, as we believe opportunistically acquiring mature blocks of life insurance policies is a more efficient means of diversifying our in-force business than selling new life insurance products.

The profitability of the Company’s Closed Life and Annuity Blocks segment is largely driven by its historical ability to appropriately price its products and purchase appropriately priced blocks of business, as realized through underwriting, expense and net gains (losses) on derivatives and investments, and the ability to earn an assumed rate of return on the assets supporting that business.

Corporate and Other

The Company’s Corporate and Other segment primarily consists of unallocated corporate income and expenses. The Corporate and Other segment also includes certain eliminations and consolidation adjustments.

Segment Performance Measurement

Segment operating revenues and pretax adjusted operating earnings are non-GAAP financial measures that management believes are critical to the evaluation of the financial performance of the Company’s segments. The Company uses the same accounting policies and procedures to measure segment pretax adjusted operating earnings as used in its reporting of consolidated net income. Its primary measure is pretax adjusted operating earnings, which is defined as net income recorded in accordance with U.S. GAAP, excluding certain items that may be highly variable from period to period due to accounting treatment under U.S. GAAP, or that are non-recurring in nature, as well as certain other revenues and expenses which are not considered to drive underlying performance. Operating revenues and pretax adjusted operating earnings should not be used as a substitute for revenues and net income as calculated in accordance with U.S. GAAP.

Pretax adjusted operating earnings equals net income adjusted to eliminate the impact of the following items:

1. Net Hedging Results: Comprised of: (i) fees attributed to guaranteed benefits; (ii) changes in the fair value of freestanding derivatives used to manage the risk associated with market risk benefits and other guaranteed benefit features; (iii) the movements in reserves, market risk benefits, guaranteed benefit features accounted for as embedded derivative instruments, and related claims and benefit payments; (iv) amortization of the balance of unamortized deferred acquisition costs at the date of transition to current accounting guidance on January 1, 2021 associated with items excluded from pretax adjusted operating earnings prior to transition; and (v) the impact on the valuation of Guaranteed Benefits and Net Hedging Results arising from changes in underlying actuarial assumptions. These items are excluded from pretax adjusted operating earnings as they may vary significantly from period to period due to near-term market conditions and therefore are not directly comparable or reflective of the underlying performance of our business. We believe this approach appropriately removes the impact to both revenue and related expenses associated with Guaranteed Benefits and Net Hedging Results and provides investors a better picture of the drivers of our underlying performance.

2. Net Realized Investment Gains and Losses: Comprised of: (i) realized investment gains and losses associated with the periodic sales or disposals of securities, excluding those held within our trading portfolio; and (ii) impairments of securities, after adjustment for the non-credit component of the impairment charges. These items are excluded from pretax adjusted operating earnings as they may vary significantly from period to period due to near-term market conditions and therefore are not directly comparable or reflective of the underlying performance of our business. We believe this approach provides investors a better picture of the drivers of our underlying performance.

3. Change in Value of Funds Withheld Embedded Derivative and Net investment income on funds withheld assets: Comprised of: (i) the change in fair value of funds withheld embedded derivatives; and (ii) net investment income on funds withheld assets related to funds withheld reinsurance transactions. These items are excluded from pretax adjusted operating earnings as they are not reflective of the underlying performance of our business. We believe this approach provides investors a better picture of the drivers of our underlying performance.

4. Other items : Comprised of: (i) the impact of investments that are consolidated in our financial statements due to U.S. GAAP accounting requirements, such as our investments in collateralized loan obligations ("CLOs"), but for which the consolidation effects are not consistent with our economic interest or exposure to those entities, and (ii) one-time or other non-recurring items, such as costs relating to our separation from Prudential. These items are excluded from pretax adjusted operating earnings as they are not reflective of the underlying performance of our business. We believe this approach provides investors a better picture of the drivers of our underlying performance.

5. Income taxe s.

Set forth in the tables below is certain information with respect to the Company’s segments, as described above (in millions, recast for the adoption of LDTI for 2022 and 2021):

For the Year Ended December 31, 2022	Retail Annuities	Closed Life and Annuity Blocks	Institutional Products	Corporate and Other	Total Consolidated
Operating Revenues
Fee income	$4,108	$474	$—	$—	$4,582
Premiums	10	111	—	—	121
Net investment income	394	706	312	55	1,467
Income (loss) on operating derivatives	17	31	(22)	14	40
Other income	42	35	—	7	84
Total Operating Revenues	4,571	1,357	290	76	6,294

Operating Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	63	706	—	—	769
Interest credited on other contract holder funds, net of deferrals and amortization	246	412	201	—	859
(Gain) loss from updating future policy benefits cash flow assumptions, net	(6)	(24)	—	—	(30)
Interest expense	32	—	5	—	37
Operating costs and other expenses, net of deferrals	2,174	129	5	25	2,333
Amortization of deferred acquisition costs	557	11	—	—	568
Total Operating Benefits and Expenses	3,066	1,234	211	25	4,536

Pretax Adjusted Operating Earnings	$1,505	$123	$79	$51	$1,758

For the Year Ended December 31, 2021	Retail Annuities	Closed Life and Annuity Blocks	Institutional Products	Corporate and Other	Total Consolidated
Operating Revenues
Fee income	$4,636	$492	$—	$—	$5,128
Premiums	15	119	—	—	134
Net investment income	686	950	260	56	1,952
Income (loss) on operating derivatives	52	72	(3)	32	153
Other income	47	39	—	7	93
Total Operating Revenues	5,436	1,672	257	95	7,460

Operating Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	6	731	—	—	737
Interest credited on other contract holder funds, net of deferrals and amortization	218	419	188	—	825
(Gain) loss from updating future policy benefits cash flow assumptions, net	(8)	80	—	—	72
Interest expense	22	—	—	—	22
Operating costs and other expenses, net of deferrals	2,455	181	5	48	2,689
Amortization of deferred acquisition costs	556	12	—	—	568
Total Operating Benefits and Expenses	3,249	1,423	193	48	4,913

Pretax Adjusted Operating Earnings	$2,187	$249	$64	$47	$2,547

For the Year Ended December 31, 2020	Retail Annuities	Closed Life and Annuity Blocks	Institutional Products	Corporate and Other	Total Consolidated
Operating Revenues
Fee income	$3,806	$513	$—	$—	$4,319
Premiums	27	143	—	—	170
Net investment income	947	776	355	(34)	2,044
Income (loss) on operating derivatives	48	58	—	21	127
Other income	30	26	1	7	64
Total Operating Revenues	4,858	1,516	356	(6)	6,724

Operating Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	142	857	—	—	999
Interest credited on other contract holder funds, net of deferrals and amortization	469	436	250	—	1,155
Interest expense	28	—	16	—	44
Operating costs and other expenses, net of deferrals	2,172	190	5	36	2,403
Amortization of deferred acquisition costs	55	17	—	20	92
Total Operating Benefits and Expenses	2,866	1,500	271	56	4,693

Pretax Adjusted Operating Earnings	$1,992	$16	$85	$(62)	$2,031

Intersegment eliminations in the above tables are included in the Corporate and Other segment. These include the elimination of investment income between Retail Annuities and the Corporate and Other segment.

The following table summarizes the reconciling items from the non-GAAP measure of operating revenues to the U.S. GAAP measure of total revenues attributable to the Company (in millions, recast for the adoption of LDTI for 2022 and 2021):

	Years Ended December 31,
	2022	2021	2020
Total operating revenues	6,294	7,460	$6,724
Fees attributed to variable annuity benefit reserves	3,077	2,854	2,509
Net gains (losses) on derivatives and investments	(873)	(5,520)	(6,582)
Net investment income on funds withheld assets	1,254	1,188	792
Total revenues (1)	$9,752	$5,982	$3,443
(1) Substantially all the Company's revenues originated in the U.S. There were no individual customers that exceeded 10% of total revenues.

The following table summarizes the reconciling items from the non-GAAP measure of operating benefits and expenses to the U.S. GAAP measure of total benefits and expenses attributable to the Company (in millions, recast for the adoption of LDTI for 2022 and 2021):

	Years Ended December 31,
	2022	2021	2020
Total operating benefits and expenses	4,536	4,913	$4,693
Net (gain) loss on market risk benefits	(3,536)	(3,966)	—
Benefits attributed to guaranteed benefit features	261	137	150
Amortization of DAC related to non-operating revenues and expenses	656	736	(1,253)
SOP 03-1 reserve movements	—	—	164
Athene reinsurance transaction	—	—	2,082
Total benefits and expenses	$1,917	$1,820	$5,836

The following table summarizes the reconciling items, net of deferred acquisition costs, from the non-GAAP measure of pretax adjusted operating earnings to the U.S. GAAP measure of net income attributable to the Company (in millions, recast for the adoption of LDTI for 2022 and 2021):

	Years Ended December 31,
	2022	2021	2020
Pretax adjusted operating earnings	$1,758	$2,547	$2,031
Non-operating adjustments income (loss):
Fees attributable to guarantee benefit reserves	3,077	2,854	2,509
Net movement in freestanding derivatives	(2,743)	(5,675)	(4,661)
Market risk benefits gains (losses)	3,536	3,966	—
Net reserve and embedded derivative movements	(222)	(141)	(3,184)
Amortization of DAC associated with non-operating items	(655)	(736)	1,261
Assumption changes	—	—	128
Guaranteed benefits and net hedging results	2,993	268	(3,947)
Net realized investment gains (losses)	(356)	180	373
Net realized investment gains (losses) on funds withheld assets	2,186	(21)	440
Net investment income on funds withheld assets	1,254	1,188	792
Loss on funds withheld reinsurance transaction	—	—	(2,082)
Pretax income (loss)	7,835	4,162	(2,393)
Income tax expense (benefit)	1,530	680	(841)
Net income (loss)	$6,305	$3,482	$(1,552)

The following table summarizes total assets by segment (in millions recast for the adoption of LDTI):

	December 31,
	2022	2021
Retail Annuities	$269,755	$328,227
Closed Life and Annuity Blocks	28,927	32,311
Institutional Products	10,175	10,712
Corporate and Other	2,165	2,664
Total Assets	$311,022	$373,914

4.    Investments

Investments are comprised primarily of fixed-income securities and loans, primarily publicly-traded corporate and government bonds, asset-backed securities and mortgage loans. Asset-backed securities include mortgage-backed and other structured securities. The Company generates the majority of its general account deposits from interest-sensitive individual annuity contracts, life insurance products and institutional products on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities and loans aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

Debt Securities

Debt securities consist primarily of bonds, notes, and asset-backed securities. Acquisition discounts and premiums on debt securities are amortized into investment income through call or maturity dates using the effective interest method. Discounts and premiums on asset-backed securities are amortized over the estimated redemption period. Certain asset-backed securities for which the Company might not recover substantially all of its recorded investment are accounted for on a prospective basis according to changes in the estimated future cash flows.

Debt securities are generally classified as available-for-sale and are carried at fair value. For debt securities in an unrealized loss position, for which the Company deems an impairment necessary, the amortized cost may be written down to fair value through net gains (losses) on derivatives and investments, or an allowance for credit loss (“ACL”) may be recorded along with a charge to net gains (losses) on derivatives and investments.

The following table sets forth the composition of the fair value of debt securities at December 31, 2022 and 2021, classified by rating categories as assigned by nationally recognized statistical rating organizations (“NRSRO”), the National Association of Insurance Commissioners (“NAIC”), or if not rated by such organizations, the Company’s affiliated investment advisor. The Company uses the second lowest rating by an NRSRO when NRSRO ratings are not equivalent and, for purposes of the table, if not otherwise rated by a NRSRO, the NAIC rating of a security is converted to an equivalent NRSRO-style rating. At December 31, 2022 and 2021, the carrying value of investments rated by the Company’s affiliated investment advisor totaled $32 million and $13 million, respectively.

	Percent of Total Debt Securities Carrying Value
	December 31,
Investment Rating	2022	2021
AAA	18.0%	15.0%
AA	8.8%	10.0%
A	31.5%	29.4%
BBB	38.4%	42.0%
Investment grade	96.7%	96.4%
BB	2.5%	2.8%
B and below	0.8%	0.8%
Below investment grade	3.3%	3.6%
Total debt securities	100.0%	100.0%

At December 31, 2022, based on ratings by NRSROs, of the total carrying value of debt securities in an unrealized loss position, 78% were investment grade, 2% were below investment grade and 20% were not rated. Unrealized losses on debt securities that were below investment grade or not rated were approximately 21% of the aggregate gross unrealized losses on available-for-sale debt securities.

At December 31, 2021, based on ratings by NRSROs, of the total carrying value of debt securities in an unrealized loss position, 76% were investment grade, 2% were below investment grade and 22% were not rated. Unrealized losses on debt securities that were below investment grade or not rated were approximately 16% of the aggregate gross unrealized losses on available for sale debt securities.

Corporate securities in an unrealized loss position were diversified across industries. As of December 31, 2022, the industries accounting for the largest percentage of unrealized losses included utility (16% of corporate gross unrealized losses) and healthcare (10%). The largest unrealized loss related to a single corporate obligor was $57 million at December 31, 2022.

As of December 31, 2021, the industries accounting for the largest percentage of unrealized losses included financial services (16% of corporate gross unrealized losses) and consumer goods (15%). The largest unrealized loss related to a single corporate obligor was $16 million at December 31, 2021.

At December 31, 2022 and 2021, the amortized cost, ACL, gross unrealized gains and losses, and fair value of debt securities, including securities carried at fair value under the fair value option, were as follows (in millions):

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2022	Cost (1)	Credit Loss	Gains	Losses	Value
U.S. government securities	$5,731	$—	$1	$1,008	$4,724
Other government securities	1,719	2	2	251	1,468
Public utilities	5,833	—	26	692	5,167
Corporate securities	26,532	15	59	3,671	22,905
Residential mortgage-backed	498	6	19	59	452
Commercial mortgage-backed	1,813	—	—	182	1,631
Other asset-backed securities	6,231	—	8	514	5,725
Total debt securities	$48,357	$23	$115	$6,377	$42,072

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2021	Cost (1)	Credit Loss	Gains	Losses	Value
U.S. government securities	$4,515	$—	$97	$301	$4,311
Other government securities	1,489	—	147	17	1,619
Public utilities	6,016	—	669	25	6,660
Corporate securities	27,817	—	1,673	236	29,254
Residential mortgage-backed	514	2	45	3	554
Commercial mortgage-backed	1,960	—	75	6	2,029
Other asset-backed securities	6,985	7	71	23	7,026
Total debt securities	$49,296	$9	$2,777	$611	$51,453

(1) Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.

The amortized cost, ACL, gross unrealized gains and losses, and fair value of debt securities at December 31, 2022, by contractual maturity, are shown below (in millions). Actual maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
	Cost (1)	Credit Loss	Gains	Losses	Value
Due in 1 year or less	$1,994	$—	$1	$7	$1,988
Due after 1 year through 5 years	8,739	3	14	431	8,319
Due after 5 years through 10 years	12,212	11	26	1,515	10,712
Due after 10 years through 20 years	9,144	3	46	1,655	7,532
Due after 20 years	7,726	—	1	2,014	5,713
Residential mortgage-backed	498	6	19	59	452
Commercial mortgage-backed	1,813	—	—	182	1,631
Other asset-backed securities	6,231	—	8	514	5,725
Total	$48,357	$23	$115	$6,377	$42,072
(1) Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.

As required by law in various states in which business is conducted, securities with a carrying value of $90 million and $116 million at December 31, 2022 and 2021, respectively, were on deposit with regulatory authorities.

Residential mortgage-backed securities (“RMBS”) include certain RMBS that are collateralized by residential mortgage loans and are neither expressly nor implicitly guaranteed by U.S. government agencies (“non-agency RMBS”). The Company’s non-agency RMBS include investments in securities backed by prime, Alt-A, and subprime loans as follows (in millions):

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2022	Cost (1)	Credit Loss	Gains	Losses	Value
Prime	$205	$4	$2	$30	$173
Alt-A	84	2	7	10	79
Subprime	27	—	10	1	36
Total non-agency RMBS	$316	$6	$19	$41	$288

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2021	Cost (1)	Credit Loss	Gains	Losses	Value
Prime	$227	$1	$10	$2	$234
Alt-A	94	1	21	—	114
Subprime	39	—	13	—	52
Total non-agency RMBS	$360	$2	$44	$2	$400

(1) Amortized cost, apart from carrying value for securities carried at fair value under the fair value option.

The Company defines its exposure to non-agency residential mortgage loans as follows:

• Prime loan-backed securities are collateralized by mortgage loans made to the highest rated borrowers.
• Alt-A loan-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates.
• Subprime loan-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 660 or lower.

The following tables summarize the amount of gross unrealized losses, fair value and the number of securities aggregated by investment category and length of time that individual debt securities have been in a continuous loss position (dollars in millions):

	December 31, 2022			December 31, 2021
	Less than 12 months			Less than 12 months
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$339	$2,664	38	$2	$107	16
Other government securities	174	1,258	143	17	252	23
Public utilities	507	4,265	488	18	712	92
Corporate securities	2,072	16,936	2,307	178	6,266	722
Residential mortgage-backed	43	278	195	3	174	109
Commercial mortgage-backed	136	1,414	177	5	314	37
Other asset-backed securities	291	3,531	421	22	3,250	338
Total temporarily impaired securities	$3,562	$30,346	3,769	$245	$11,075	1,337

	12 months or longer			12 months or longer
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$669	$1,386	6	$299	$3,190	7
Other government securities	77	177	23	—	4	2
Public utilities	185	513	86	7	99	8
Corporate securities	1,599	4,549	637	58	661	69
Residential mortgage-backed	16	81	94	—	11	12
Commercial mortgage-backed	46	192	31	1	30	3
Other asset-backed securities	223	1,577	174	1	11	3
Total temporarily impaired securities	$2,815	$8,475	1,051	$366	$4,006	104

	Total			Total
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$1,008	$4,050	40	$301	$3,297	21
Other government securities	251	1,435	162	17	256	25
Public utilities	692	4,778	559	25	811	97
Corporate securities (1)	3,671	21,485	2,786	236	6,927	770
Residential mortgage-backed	59	359	289	3	185	121
Commercial mortgage-backed	182	1,606	206	6	344	39
Other asset-backed securities	514	5,108	584	23	3,261	341
Total temporarily impaired securities	$6,377	$38,821	4,626	$611	$15,081	1,414
(1) Certain securities contain multiple lots and fit the criteria of both aging groups.

Debt securities in an unrealized loss position as of December 31, 2022 did not require an impairment recognized in earnings as (i) the Company did not intend to sell these debt securities, (ii) it is not more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis, and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation, the Company believes it has the ability to generate adequate amounts of cash from normal operations to meet cash requirements with a reasonable margin of safety without requiring the sale of impaired securities.

As of December 31, 2022, unrealized losses associated with debt securities are primarily due to widening credit spreads or rising risk-free rates since purchase. The Company performed a detailed analysis of the financial performance of the underlying issues in an unrealized loss position and determined that recovery of the entire amortized cost of each impaired security is expected. In addition, mortgage-backed and asset-backed securities were assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities, and prepayment rates. The Company estimated losses for a security by forecasting performance in the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. The forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, and other independent market data. Based upon this assessment of the expected credit losses of the security given the performance of the underlying collateral compared to subordination or other credit enhancement, the Company expects to recover the entire amortized cost of each impaired security.

Evaluation of Available-for-Sale Debt Securities for Credit Loss

For debt securities in an unrealized loss position, management first assesses whether the Company has the intent to sell, or whether it is more likely than not it will be required to sell the security before the amortized cost basis is fully recovered. If either criterion is met, the amortized cost is written down to fair value through net gains (losses) on derivatives and investments as an impairment.

Debt securities in an unrealized loss position for which the Company does not have the intent to sell or is not more likely than not to sell the security before recovery to amortized cost are further evaluated to determine if the cause of the decline in fair value resulted from credit losses or other factors, which includes estimates about the operations of the issuer and future earnings potential.

The credit loss evaluation may consider the following: the extent to which the fair value is below amortized cost; changes in ratings of the security; whether a significant covenant related to the security has been breached; whether an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness; judgments about an obligor’s current and projected financial position; an issuer’s current and projected ability to service and repay its debt obligations; the existence of, and realizable value of, any collateral backing the obligations; and the macro-economic and micro-economic outlooks for specific industries and issuers.

In addition to the above, the credit loss review of investments in asset-backed securities includes the review of future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments. These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics. These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against third-party sources.

For mortgage-backed securities, credit losses are assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral characteristics and transaction structure. The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure. The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment timing, default rates and loss severity. Specifically, for prime and Alt-A RMBS, the assumed default percentage is dependent on the severity of delinquency status, with foreclosures and real estate owned receiving higher rates, but also includes the currently performing loans.

These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against other third-party sources. In addition, these estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate. When a credit loss is determined to exist and the present value of cash flows expected to be collected is less than the amortized cost of the security, an allowance for credit loss is recorded along with a charge to net gains (losses) on derivatives and investments, limited by the amount that the fair value is less than amortized cost. Any remaining unrealized loss after recording the allowance for credit loss is the non-credit amount and is recorded to other comprehensive income.

The allowance for credit loss for specific debt securities may be increased or reversed in subsequent periods due to changes in the assessment of the present value of cash flows that are expected to be collected. Any changes to the allowance for credit loss is recorded as a provision for (or reversal of) credit loss expense in net gains (losses) on derivatives and investments.

When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Accrued interest receivables are presented separate from the amortized cost basis of debt securities. Accrued interest receivables that are determined to be uncollectible are written off with a corresponding reduction to net investment income. Accrued interest of nil was written off during the years ended December 31, 2022 and 2021.

The roll-forward of the allowance for credit loss for available-for-sale securities by sector is as follows (in millions):

December 31, 2022	US government securities	Other government securities	Public utilities	Corporate securities	Residential mortgage-backed	Commercial mortgage-backed	Other asset-backed securities	Total
Balance at January 1, 2022	$—	$—	$—	$—	$2	$—	$7	$9
Additions for which credit loss was not previously recorded	—	6	1	43	4	—	—	54
Changes for securities with previously recorded credit loss	—	—	(1)	(10)	—	—	(7)	(18)
Additions for purchases of PCD debt securities (1)	—	—	—	—	—	—	—	—
Reductions from charge-offs	—	—	—	—	—	—	—	—
Reductions for securities disposed	—	(4)	—	(1)	—	—	—	(5)
Securities intended/required to be sold before recovery of amortized cost basis	—	—	—	(17)	—	—	—	(17)
Balance at December 31, 2022 (2)	$—	$2	$—	$15	$6	$—	$—	$23

December 31, 2021	US government securities	Other government securities	Public utilities	Corporate securities	Residential mortgage-backed	Commercial mortgage-backed	Other asset-backed securities	Total
Balance at January 1, 2021	$—	$—	$—	$—	$—	$—	$14	$14
Additions for which credit loss was not previously recorded	—	—	—	—	2	—	—	2
Changes for securities with previously recorded credit loss	—	—	—	—	—	—	9	9
Additions for purchases of PCD debt securities (1)	—	—	—	—	—	—	—	—
Reductions from charge-offs	—	—	—	—	—	—	—	—
Reductions for securities disposed	—	—	—	—	—	—	(16)	(16)
Securities intended/required to be sold before recovery of amortized cost basis	—	—	—	—	—	—	—	—
Balance at December 31, 2021 (2)	$—	$—	$—	$—	$2	$—	$7	$9

(1) Represents purchased credit-deteriorated ("PCD") fixed maturity available-for-sale securities.
(2) Accrued interest receivable on debt securities totaled $395 million and $373 million as of December 31, 2022 and 2021, respectively, and was excluded from the determination of credit losses for the years ended December 31, 2022 and 2021.

Net Investment Income

The sources of net investment income were as follows (in millions):

	Years Ended December 31,
	2022	2021	2020
Debt securities (1)	$1,108	$1,063	$1,579
Equity securities	(25)	8	(4)
Mortgage loans	284	319	365
Policy loans	70	73	79
Limited partnerships	74	559	105
Other investment income	44	14	14
Total investment income excluding funds withheld assets	1,555	2,036	2,138
Investment expenses	(89)	(84)	(94)
Net investment income excluding funds withheld assets	1,466	1,952	2,044

Net investment income on funds withheld assets (see Note 8)	1,254	1,188	792
Net investment income	$2,720	$3,140	$2,836
(1) Includes unrealized gains and losses on securities for which the Company elected the fair value option.

Investment income is not accrued on securities in default and otherwise where the collection is uncertain. In these cases, receipts of interest on such securities are used to reduce the cost basis of the securities.

Unrealized gains (losses) included in investment income that were recognized on equity securities held were $(65) million, $2 million and $(2) million, for the years ended December 31, 2022, 2021 and 2020, respectively.

Net Gains (Losses) on Derivatives and Investments

Realized gains and losses on sales of investments are recognized in income at the date of sale and are determined using the specific cost identification method.

The following table summarizes net gains (losses) on derivatives and investments (in millions, recast for the adoption of LDTI for 2022 and 2021):

	Years Ended December 31,
	2022	2021	2020
Available-for-sale securities
Realized gains on sale	$41	$168	$772
Realized losses on sale	(425)	(88)	(195)
Credit loss income (expense)	(5)	(10)	(14)
Gross impairments	—	—	(27)
Credit loss income (expense) on mortgage loans	(16)	62	(61)
Other (1)	50	49	(102)
Net gains (losses) excluding derivatives and funds withheld assets	(355)	181	373
Net gains (losses) on derivative instruments (see Note 5)	(2,663)	(5,527)	(7,267)
Net gains (losses) on derivatives and investments	(3,018)	(5,346)	(6,894)

Net gains (losses) on funds withheld reinsurance treaties (see Note 8)	2,186	(21)	440
Total net gains (losses) on derivatives and investments	$(832)	$(5,367)	$(6,454)

(1) Includes the foreign currency gain or loss related to foreign denominated trust instruments supporting funding agreements.
Net gains (losses) on funds withheld reinsurance treaties represents income (loss) from the sale of investments held in segregated funds withheld accounts in support of reinsurance agreements for which Jackson retains legal ownership of the underlying investments. These gains (losses) are increased or decreased by changes in the embedded derivative liability related to the Athene Reinsurance Agreement. The gains (losses) also include (i) changes in the related funds withheld payable, as all economic performance of the investments held in the segregated funds withheld accounts inure to the benefit of the reinsurers under the respective reinsurance agreements with each reinsurer, and (ii) amortization of the difference between book value and fair value of the investments as of the effective date of the reinsurance agreements with each reinsurer.

The aggregate fair value of securities sold at a loss for the years ended December 31, 2022, 2021 and 2020 was $5,359 million, $2,600 million and $7,608 million, which was approximately 93%, 95% and 97% of book value, respectively.

Proceeds from sales of available-for-sale debt securities were $7,959 million, $9,600 million, and $25,533 million during the years ended December 31, 2022, 2021 and 2020, respectively.

There are inherent uncertainties in assessing the fair values assigned to the Company’s investments. The Company’s reviews of net present value and fair value involve several criteria including economic conditions, credit loss experience, other issuer-specific developments and estimated future cash flows. These assessments are based on the best available information at the time. Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility. If actual experience differs negatively from the assumptions and other considerations used in the Consolidated Financial Statements, unrealized losses currently reported in accumulated other comprehensive income (loss) may be recognized in the Consolidated Income Statements in future periods.

The Company currently has no intent to sell securities with unrealized losses considered to be temporary until they mature or recover in value and believes that it has the ability to do so. However, if the specific facts and circumstances surrounding an individual security, or the outlook for its industry sector change, the Company may sell the security prior to its maturity or recovery and realize a loss.

Unconsolidated VIEs

The Company invests in certain LPs and LLCs that it has concluded are VIEs. Based on the analysis of these entities, the Company is not the primary beneficiary of the VIEs as it does not have the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. In addition, the Company does not have the obligation to absorb losses or the right to receive benefits that could potentially be significant to the entities. Therefore, the Company does not consolidate these VIEs and the carrying amounts of the Company’s investments in these LPs and LLCs are recognized in other invested assets on the Consolidated Balance Sheets. Unfunded capital commitments for these investments are detailed in Note 16 of the Notes to Consolidated Financial Statements. The Company’s exposure to loss is limited to the capital invested and unfunded capital commitments related to the LPs/LLCs, which was $3,098 million and $3,347 million as of December 31, 2022 and 2021, respectively. The capital invested in an LP or LLC equals the original capital contributed, increased for additional capital contributed after the initial investment, and reduced for any returns of capital from the LP or LLC. LPs and LLCs are carried at fair value.

The Company invests in certain mutual funds that it has concluded are VIEs. Based on the analysis of these entities, the Company is not the primary beneficiary of the VIEs. Mutual funds for which the Company does not have the obligation to absorb losses or the right to receive benefits that could potentially be significant to the entities are recognized in equity securities on the Consolidated Balance Sheets and were $121 million and $139 million as of December 31, 2022 and 2021, respectively. The Company’s maximum exposure to loss on these mutual funds is limited to the amortized cost for these investments.

The Company makes investments in structured debt securities issued by VIEs for which it is not the manager. These structured debt securities include RMBS, Commercial Mortgage-Backed Securities ("CMBS"), and asset-backed securities ("ABS"). The Company does not consolidate the securitization trusts utilized in these transactions because it does not have the power to direct the activities that most significantly impact the economic performance of these securitization trusts. The Company does not consider its continuing involvement with these VIEs to be significant because it either invests in securities issued by the VIE and was not involved in the design of the VIE or no transfers have occurred between the Company and the VIE. The Company’s maximum exposure to loss on these structured debt securities is limited to the amortized cost of these investments. The Company does not have any further contractual obligations to the VIE. The Company recognizes the variable interest in these VIEs at fair value on the Consolidated Balance Sheets.

Commercial and Residential Mortgage Loans

Commercial and residential mortgage loans are generally carried at the aggregate unpaid principal balance, adjusted for any applicable unamortized discount or premium, or ACL. Acquisition discounts and premiums on mortgage loans are amortized into investment income through maturity dates using the effective interest method. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Interest income and amortization of premiums and discounts are reported in net investment income along with prepayment fees and mortgage loan fees, which are recorded as incurred.

Commercial mortgage loans of $10.2 billion and $10.5 billion at December 31, 2022 and 2021, respectively, are reported net of an allowance for credit losses of $91 million and $85 million at each date, respectively. At December 31, 2022, commercial mortgage loans were collateralized by properties located in 38 states, the District of Columbia, and Europe. Accrued interest receivable on commercial mortgage loans was $39 million and $32 million at December 31, 2022 and 2021, respectively.

Residential mortgage loans of $1,308 million and $939 million at December 31, 2022 and 2021, respectively, are reported net of an allowance for credit losses of $4 million and $9 million at each date, respectively. Loans were collateralized by properties located in 50 states, the District of Columbia, Mexico, and Europe. Accrued interest receivable on residential mortgage loans was $9 million and $13 million at December 31, 2022 and 2021, respectively.

Mortgage Loan Concessions

In response to the adverse economic impact of the COVID-19 pandemic, the Company granted concessions to certain of its commercial mortgage loan borrowers, including payment deferrals and other loan modifications. The Company has elected the option under the Coronavirus Aid, Relief, and Economic Security Act, the Consolidated Appropriations Act of 2021, and the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus (Revised) not to account for or report qualifying concessions as troubled debt restructurings and does not classify such loans as past due during the payment deferral period. Additionally, in accordance with the FASB’s published response to a COVID-19 Pandemic technical inquiry, the Company continues to accrue interest income on such loans that have deferred payment. For some commercial mortgage loan borrowers (principally in the hotel and retail sectors), the Company granted concessions that were primarily interest and/or principal payment deferrals generally ranging from 6 to 14 months and, to a much lesser extent, maturity date extensions. Repayment periods are generally within one year but may extend until maturity date. Deferred commercial mortgage loan interest and principal payments were $10 million at December 31, 2022. The concessions granted had no impact on the Company’s results of operations or financial position as the Company has not granted concessions that would have been disclosed and accounted for as troubled debt restructurings.

Evaluation for Credit Losses on Mortgage Loans

The Company reviews mortgage loans that are not carried at fair value under the fair value option on a quarterly basis to estimate the ACL with changes in the ACL recorded in net gains (losses) on derivatives and investments. Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level for mortgage loans. The model forecasts net operating income and property values for the economic scenario selected. The debt service coverage ratios (“DSCR”) and loan to values (“LTV”) are calculated over the forecastable period by comparing the projected net operating income and property valuations to the loan payment and principal amounts of each loan. The model utilizes historical mortgage loan performance based on DSCRs and LTV to derive probability of default and expected losses based on the economic scenario that is similar to the Company’s expectations of economic factors such as unemployment, gross domestic product growth, and interest rates. The Company determined the forecastable period to be reasonable and supportable for a period of two years beyond the end of the reporting period. Over the following one-year period, the model reverts to the historical performance of the portfolio for the remainder of the contractual term of the loans. In cases where the Company does not have an appropriate length of historical performance, the relevant historical rate from an index or the lifetime expected credit loss calculated from the model may be used.

Unfunded commitments are included in the model and an ACL is determined accordingly. Credit loss estimates are pooled by property type and the Company does not include accrued interest in the determination of ACL.

For individual loans or for types of loans for which the third-party model is deemed not suitable, the Company utilizes relevant current market data, industry data, and publicly available historical loss rates to calculate an estimate of the lifetime expected credit loss.

Mortgage loans on real estate deemed uncollectible are charged against the ACL, and subsequent recoveries, if any, are credited to the ACL, limited to the aggregate of amounts previously charged-off and expected to be charged-off. Mortgage loans on real estate are presented net of the allowance for credit losses on the Consolidated Balance Sheets.

The following table provides a summary of the allowance for credit losses in the Company’s mortgage loan portfolios (in millions):

December 31, 2022	Apartment	Hotel	Office	Retail	Warehouse	Residential Mortgage	Total
Balance at January 1, 2022	$19	$9	$28	$17	$12	$9	$94
Charge offs, net of recoveries	—	—	—	—	—	—	—
Additions from purchase of PCD mortgage loans	—	—	—	—	—	—	—
Provision (release)	(1)	11	(13)	5	4	(5)	1
Balance at December 31, 2022 (1)	$18	$20	$15	$22	$16	$4	$95

December 31, 2021	Apartment	Hotel	Office	Retail	Warehouse	Residential Mortgage	Total
Balance at January 1, 2021	$58	$34	$25	$24	$24	$14	$179
Charge offs, net of recoveries	—	—	—	—	—	—	—
Additions from purchase of PCD mortgage loans	—	—	—	—	—	—	—
Provision (release)	(39)	(25)	3	(7)	(12)	(5)	(85)
Balance at December 31, 2021 (1)	$19	$9	$28	$17	$12	$9	$94

(1) Accrued interest receivable totaled $48 million and $44 million as of December 31, 2022 and 2021, respectively, and was excluded from the determination of credit losses.
Accrued interest receivables are presented separate from the amortized cost of mortgage loans. An ACL is not estimated on an accrued interest receivable, rather receivable balances that are deemed uncollectible are written off with a corresponding reduction to net investment income.

The Company’s mortgage loans that are current and in good standing are accruing interest. Interest is not accrued on loans greater than 90 days delinquent and in process of foreclosure, when deemed uncollectible. Delinquency status is determined from the date of the first missed contractual payment.

At December 31, 2022, there was $15 million of recorded investment, $16 million of unpaid principal balance, no related loan allowance, $18 million of average recorded investment, and no investment income recognized on impaired residential mortgage loans. At December 31, 2021, there was $6 million of recorded investment, $7 million of unpaid principal balance, no related loan allowance, $2 million of average recorded investment, and no investment income recognized on impaired residential mortgage loans.

The following tables provide information about the credit quality and vintage year of mortgage loans (in millions):

	December 31, 2022
	2022	2021	2020	2019	2018	Prior	Revolving Loans	Total	% of Total
Commercial mortgage loans
Loan to value ratios:
Less than 70%	$771	$1,266	$1,171	$1,473	$1,480	$3,421	$4	$9,586	94%
70% - 80%	125	190	32	13	5	59	—	424	4%
80% - 100%	—	152	—	—	5	40	—	197	2%
Greater than 100%	—	—	—	25	—	9	—	34	—%
Total commercial mortgage loans	896	1,608	1,203	1,511	1,490	3,529	4	10,241	100%

Debt service coverage ratios:
Greater than 1.20x	694	1,092	955	1,387	1,324	3,211	4	8,667	85%
1.00x - 1.20x	202	372	106	83	34	172	—	969	9%
Less than 1.00x	—	144	142	41	132	146	—	605	6%
Total commercial mortgage loans	896	1,608	1,203	1,511	1,490	3,529	4	10,241	100%

Residential mortgage loans
Performing	413	308	49	37	14	409	—	1,230	94%
Nonperforming	6	11	8	6	7	40	—	78	6%
Total residential mortgage loans	419	319	57	43	21	449	—	1,308	100%

Total mortgage loans	$1,315	$1,927	$1,260	$1,554	$1,511	$3,978	$4	$11,549	100%

	December 31, 2021
	2021	2020	2019	2018	2017	Prior	Revolving Loans	Total	% of Total
Commercial mortgage loans
Loan to value ratios:
Less than 70%	$1,270	$1,346	$1,592	$1,599	$1,305	$2,703	$4	$9,819	93%
70% - 80%	345	35	—	52	85	153	—	670	6%
80% - 100%	—	—	39	5	—	—	—	44	—%
Greater than 100%	—	—	—	—	—	10	—	10	—%
Total commercial mortgage loans	1,615	1,381	1,631	1,656	1,390	2,866	4	10,543	100%

Debt service coverage ratios:
Greater than 1.20x	796	974	1,532	1,293	1,257	2,609	4	8,465	80%
1.00x - 1.20x	651	329	81	90	11	68	—	1,230	12%
Less than 1.00x	168	78	18	273	122	189	—	848	8%
Total commercial mortgage loans	1,615	1,381	1,631	1,656	1,390	2,866	4	10,543	100%

Residential mortgage loans
Performing	268	22	18	16	7	396	—	727	77%
Nonperforming	4	44	22	19	23	100	—	212	23%
Total residential mortgage loans	272	66	40	35	30	496	—	939	100%

Total mortgage loans	$1,887	$1,447	$1,671	$1,691	$1,420	$3,362	$4	$11,482	100%

	December 31, 2022
	In Good Standing (1)	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$3,558	$—	$—	$—	$3,558
Hotel	1,015	—	—	—	1,015
Office	1,795	—	—	—	1,795
Retail	2,085	—	—	—	2,085
Warehouse	1,788	—	—	—	1,788
Total commercial	10,241	—	—	—	10,241
Residential (2)	1,230	—	63	15	1,308
Total	$11,471	$—	$63	$15	$11,549

	December 31, 2021
	In Good Standing (1)	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$3,755	$—	$—	$—	$3,755
Hotel	1,054	—	—	—	1,054
Office	1,889	—	—	—	1,889
Retail	2,104	—	—	—	2,104
Warehouse	1,741	—	—	—	1,741
Total commercial	10,543	—	—	—	10,543
Residential (2)	727	—	206	6	939
Total	$11,270	$—	$206	$6	$11,482
(1)     At December 31, 2022 and 2021, includes mezzanine loans of $410 million and $278 million in the Apartment category, $41 million and $75 million in the Hotel category, $236 million and $252 million in the Office category, $43 million and $27 million in the Retail category, and $140 million and $26 million in the Warehouse category, respectively.
(2)     At December 31, 2022 and 2021, includes $41 million and $202 million of loans purchased when the loans were greater than 90 days delinquent and $12 million and $5 million of loans in process of foreclosure are supported with insurance or other guarantees provided by various governmental programs, respectively.

As of December 31, 2022 and 2021, there were no commercial mortgage loans involved in troubled debt restructuring, and stressed mortgage loans for which the Company is dependent, or expects to be dependent, on the underlying property to satisfy repayment were $3 million and nil, respectively.

Equity Securities

Equity securities include common stocks, preferred stocks and mutual funds. All equity securities are carried at fair value with changes in value included in net investment income.

Policy Loans

Policy loans are loans the Company issues to contract holders that use the cash surrender value of their life insurance policy or annuity contract as collateral. At December 31, 2022 and 2021, $3.4 billion and $3.5 billion, respectively, of these loans were carried at fair value, which the Company believes is equal to unpaid principal balances, plus accrued investment income. At both December 31, 2022 and 2021, the Company had $1.0 billion of policy loans not held as collateral for reinsurance, which were carried at the unpaid principal balances.

Other Invested Assets

Other invested assets primarily include investments in Federal Home Loan Bank capital stock, limited partnerships (“LPs”), and real estate. Federal Home Loan Bank capital stock is carried at cost and adjusted for any impairment. At December 31, 2022 and 2021, FHLB capital stock had carrying value of $146 million and $125 million, respectively. Real estate is carried at the lower of depreciated cost or fair value. At December 31, 2022 and 2021, real estate totaling $237 million and $243 million, included foreclosed properties with a book value of nil and $1 million, respectively. LPs are primarily carried at fair value or are carried at the proportion of the Company's investment in each fund (Net Asset Value ("NAV") equivalent) as a practical expedient for fair value, which are generally recorded on a three-month lag, with changes in value included in net investment income. At December 31, 2022 and 2021, investments in LPs had carrying values of $2,434 million and $2,252 million, respectively.

In June 2021, the Company entered into an arrangement to sell $420 million of LP investments, of which $236 million and $168 million were sold in the second and third quarter of 2021, respectively, and the remainder was sold in January 2022. The LPs sold were carried at estimated sales price.

Securities Lending

The Company has entered into securities lending agreements with agent banks whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2022 and 2021, the estimated fair value of loaned securities was $32 million and $13 million, respectively. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as collateral, calculated daily. To further minimize the credit risks related to these programs, the financial condition of counterparties is monitored on a regular basis. At December 31, 2022 and 2021, cash collateral received in the amount of $33 million and $14 million, respectively, was invested by the agent banks and included in cash and cash equivalents of the Company. A securities lending payable for the overnight and continuous loans is included in liabilities in the amount of cash collateral received. Securities lending transactions are used to generate income. Income and expenses associated with these transactions are reported as net investment income.

Repurchase Agreements

The Company routinely enters into repurchase agreements whereby the Company agrees to sell and repurchase securities. These agreements are accounted for as financing transactions, with the assets and associated liabilities included in the Consolidated Balance Sheets. As of December 31, 2022 and 2021, short-term borrowings under such agreements averaged $311 million and $1,548 million, with weighted average interest rates of 2.54% and 0.07%, respectively. At December 31, 2022 and 2021, the outstanding repurchase agreement balance was $1,012 million and $1,572 million, respectively, with remaining maturity within 30 days, and collateralized with U.S. Treasury notes and corporate securities, and was included within repurchase agreements and securities lending payable in the Consolidated Balance Sheets. In the event of a decline in the fair value of the pledged collateral under these agreements, the Company may be required to transfer cash or additional securities as pledged collateral. Interest expense totaled $8 million, $1 million and $1 million for the years ended December 31, 2022, 2021 and 2020, respectively. The highest level of short-term borrowings at any month end was $1,012 million and $2,349 million for the years ended December 31, 2022 and 2021, respectively.

5.    Derivative Instruments

Freestanding Derivative Instruments

The Company enters into financial derivative transactions, including swaps, put swaptions, futures and options to reduce and manage business risks. These transactions manage the risk of a change in the value, yield, price, cash flows, credit quality or degree of exposure with respect to assets, liabilities or future cash flows that the Company has acquired or incurred. The Company does not account for freestanding derivatives as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements were followed. As a result, freestanding derivatives are carried at fair value on the balance sheet with settlements and changes in fair value recorded in net gains (losses) on derivatives and investments.

With respect to the Company’s interest rate swaps, total return swaps, and cross-currency swaps, the Company records the income related to periodic interest payment settlements within net gains (losses) on derivatives and investments. Although the Company does not account for these as cash flow hedges, the income from these settlements is considered operating income due to the cash settlement nature and is reported, as such, within the Company’s segment related disclosure within pretax adjusted operating earnings.

The Company manages the potential credit exposure for over-the-counter derivative contracts through evaluation of the counterparty credit standing, collateral agreements, and master netting agreements. The Company is exposed to credit-related losses in the event of nonperformance by counterparties, however, it does not anticipate nonperformance. There were no charges due to nonperformance by derivative counterparties in 2022, 2021 or 2020.

Embedded Derivatives—Product Liabilities

Certain product features, including the index-linked crediting option offered in connection with fixed index annuities and RILAs issued by the Company, are classified as embedded derivatives. These embedded derivatives are separated for accounting purposes and are carried at fair value. These embedded derivatives are reported within other contract holder funds in the Consolidated Balance Sheets consistent with the host contract. The results from changes in value of these embedded derivatives are reported in net gains (losses) on derivatives and investments in the Consolidated Income Statements.

See Note 10 of the Notes to Consolidated Financial Statements for additional information on the accounting policies for these embedded derivatives within fixed index and registered index-linked annuities.

Embedded Derivatives—Funds Withheld Reinsurance Agreements

The Company has recorded an embedded derivative liability related to the Athene Reinsurance Agreement (the “Athene Embedded Derivative”) in accordance with FASB ASC 815-15-55-107 and 108, “Derivatives and Hedging Case B: Reinsurer’s Receivable Arising from a Modified Coinsurance Arrangement,” as Jackson’s obligation under the Reinsurance Agreement is based on the total return of investments in a segregated funds withheld account rather than Jackson’s own creditworthiness. As the Reinsurance Agreement transfers the economics of the investments in the segregated funds withheld account to Athene, it will receive an investment return equivalent to owning the underlying assets. At inception of the Reinsurance Agreement, the Athene Embedded Derivative was valued at zero. Additionally, the inception fair value of the investments in the segregated funds withheld account differed from their book value and, accordingly, the amortization of this difference is reported in net gains (losses) on derivatives and investments in the Consolidated Income Statements, while the investments are held. Subsequent to the effective date of the Reinsurance Agreement, the Athene Embedded Derivative is measured at fair value with changes reported in net gains (losses) on derivatives and investments in the Consolidated Income Statements. The Athene Embedded Derivative Liability is included in funds withheld payable under reinsurance treaties in the Consolidated Balance Sheets. See “Athene Reinsurance” in Note 8 of the Notes to the Consolidated Financial Statements for additional information on the Athene Reinsurance Transaction.

A summary of the aggregate contractual or notional amounts and fair values of the Company’s freestanding and embedded derivative instruments are as follows (in millions, recast for the adoption of LDTI):

	December 31, 2022
	Contractual/	Assets	Liabilities	Net
	Notional	Fair	Fair	Fair Value
	Amount (1)	Value	Value	Asset
Freestanding derivatives
Cross-currency swaps	$1,825	$73	$104	$(31)
Equity index call options	17,500	106	—	106
Equity index futures (2)	19,760	—	—	—
Equity index put options	30,500	958	—	958
Interest rate swaps	7,728	5	231	(226)
Interest rate swaps - cleared (2)	1,500	—	—	—
Put-swaptions	25,000	—	1,711	(1,711)
Interest rate futures (2)	105,249	—	—	—
Total return swaps	739	31	—	31
Total freestanding derivatives	209,801	1,173	2,046	(873)
Embedded derivatives
Fixed index annuity embedded derivatives (3)	N/A	—	931	(931)
Registered index linked annuity embedded derivatives (3)	N/A	—	205	(205)
Total embedded derivatives	N/A	—	1,136	(1,136)
Derivatives related to funds withheld under reinsurance treaties
Cross-currency swaps	158	23	1	22
Cross-currency forwards	1,490	74	18	56
Funds withheld embedded derivative (4)	N/A	3,158	—	3,158
Total derivatives related to funds withheld under reinsurance treaties	1,648	3,255	19	3,236
Total	$211,449	$4,428	$3,201	$1,227

(1) The notional amount for swaps and swaptions represents the stated principal balance used as a basis for calculating payments. The contractual amount for futures and options represents the market exposure of open positions.

(2) Variation margin is considered settlement resulting in the netting of cash received/paid for variation margin against the fair value of the trades.
(3) Included within other contract holder funds on the Consolidated Balance Sheets. The non-performance risk adjustment is included in the balance above.
(4) Included within funds withheld payable under reinsurance treaties on the Consolidated Balance Sheets.

	December 31, 2021
	Contractual/	Assets	Liabilities	Net
	Notional	Fair	Fair	Fair Value
	Amount (1)	Value	Value	Asset
Freestanding derivatives
Cross-currency swaps	$1,767	$55	$35	$20
Equity index call options	21,000	606	—	606
Equity index futures (2)	18,258	—	—	—
Equity index put options	27,500	150	—	150
Interest rate swaps	7,728	430	—	430
Interest rate swaps - cleared (2)	1,500	—	—	—
Put-swaptions	19,000	133	—	133
Interest rate futures (2)	894	—	—	—
Total freestanding derivatives	97,647	1,374	35	1,339
Embedded derivatives
Fixed index annuity embedded derivatives (3)	N/A	—	1,439	(1,439)
Registered index linked annuity embedded derivatives (3)	N/A	—	6	(6)
Total embedded derivatives	N/A	—	1,445	(1,445)
Derivatives related to funds withheld under reinsurance treaties
Cross-currency swaps	158	10	1	9
Cross-currency forwards	1,119	33	5	28
Funds withheld embedded derivative (4)	N/A	—	120	(120)
Total derivatives related to funds withheld under reinsurance treaties	1,277	43	126	(83)
Total	$98,924	$1,417	$1,606	$(189)

(1) The notional amount for swaps and swaptions represents the stated principal balance used as a basis for calculating payments. The contractual amount for futures and options represents the market exposure of open positions.

(2) Variation margin is considered settlement resulting in the netting of cash received/paid for variation margin against the fair value of the trades.
(3) Included within other contract holder funds on the Consolidated Balance Sheets. The non-performance risk adjustment is included in the balance above.
(4) Included within funds withheld payable under reinsurance treaties on the Consolidated Balance Sheets.

The following table reflects the results of the Company’s derivatives, including gains (losses) and change in fair value of freestanding derivative instruments and embedded derivatives (in millions, recast for the adoption of LDTI for 2022 and 2021):

	Years Ended December 31,
	2022	2021	2020
Derivatives excluding funds withheld under reinsurance treaties
Cross-currency swaps	$(67)	$(36)	$74
Equity index call options	(1,830)	1,479	1,468
Equity index futures	3,005	(4,663)	(8,286)
Equity index put options	(244)	(1,202)	(218)
Interest rate swaps	(615)	(179)	578
Interest rate swaps - cleared	(201)	(64)	1
Put-swaptions	(1,832)	134	199
Interest rate futures	(924)	(990)	1,651
Total return swaps	5	—	—
Fixed index annuity embedded derivatives	3	(5)	30
Registered index linked annuity embedded derivatives	37	(1)	—
Variable annuity embedded derivatives	—	—	(2,764)
Total net gains (losses) on derivative instruments excluding derivative instruments related to funds withheld under reinsurance treaties	(2,663)	(5,527)	(7,267)
Derivatives related to funds withheld under reinsurance treaties
Cross-currency swaps	14	15	(5)
Cross-currency forwards	79	42	(19)
Treasury futures	—	—	(204)
Funds withheld embedded derivative	3,278	707	(827)
Total net gains (losses) on derivative instruments related to funds withheld under reinsurance treaties	3,371	764	(1,055)
Total net gains (losses) on derivative instruments including derivative instruments related to funds withheld under reinsurance treaties	$708	$(4,763)	$(8,322)

All of the Company’s trade agreements for freestanding, over-the-counter derivatives, contain credit downgrade provisions that allow a party to assign or terminate derivative transactions if the counterparty’s credit rating declines below an established limit. At December 31, 2022 and 2021, the fair value of the Company’s net non-cleared, over-the-counter derivative assets by counterparty were $885 million and $1,376 million, respectively, and held collateral was $858 million and $1,576 million, respectively, related to these agreements. At December 31, 2022 and 2021, the fair value of the Company’s net non-cleared, over-the-counter derivative liabilities by counterparty were $1,680 million and nil, respectively, and provided collateral was $1,650 million and nil, respectively, related to these agreements. If all of the downgrade provisions had been triggered at December 31, 2022 and 2021, in aggregate, the Company would have had to disburse $30 million and $200 million, respectively, and would have been allowed to claim $27 million and nil, respectively.

Offsetting Assets and Liabilities

The Company’s derivative instruments, repurchase agreements and securities lending agreements are subject to master netting arrangements and collateral arrangements. A master netting arrangement with a counterparty creates a right of offset for amounts due to and due from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company recognizes amounts subject to master netting arrangements on a gross basis within the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s financial instruments subject to master netting arrangements (in millions):

	December 31, 2022
	Gross Amounts Recognized	Gross Amounts Offset in the Consolidated Balance Sheets	Net Amounts Presented in the Consolidated Balance Sheets
				Gross Amounts Not Offset in the Consolidated Balance Sheets

				Financial Instruments (1)	Cash Collateral	Securities Collateral (2)	Net Amount

Financial Assets:
Freestanding derivative
assets	$1,270	$—	$1,270	$385	$683	$157	$45
Financial Liabilities:
Freestanding derivative
liabilities	$2,065	$—	$2,065	$385	$—	$1,638	$42
Securities loaned	33	—	33	—	33	—	—
Repurchase agreements	1,012	—	1,012	—	—	1,012	—
Total financial liabilities	$3,110	$—	$3,110	$385	$33	$2,650	$42

(1) Represents the amount that could be offset under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.
(2) Excludes initial margin amounts for exchange-traded derivatives.

	December 31, 2021
	Gross Amounts Recognized	Gross Amounts Offset in the Consolidated Balance Sheets	Net Amounts Presented in the Consolidated Balance Sheets
				Gross Amounts Not Offset in the Consolidated Balance Sheets

				Financial Instruments (1)	Cash Collateral	Securities Collateral (2)	Net Amount

Financial Assets:
Freestanding derivative
assets	$1,417	$—	$1,417	$41	$817	$555	$4
Financial Liabilities:
Freestanding derivative
liabilities	$41	$—	$41	$41	$—	$—	$—
Securities loaned	14	—	14	—	14	—	—
Repurchase agreements	1,572	—	1,572	—	—	1,572	—
Total financial liabilities	$1,627	$—	$1,627	$41	$14	$1,572	$—

(1) Represents the amount that could be offset under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.
(2) Excludes initial margin amounts for exchange-traded derivatives.

In the above tables, the amounts of assets or liabilities presented in the Company’s Consolidated Balance Sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements with any remaining amount reduced by the amount of cash and securities collateral. The actual amount of collateral may be greater than amounts presented in the tables. The above tables exclude net embedded derivative asset (liability) of $(1,136) million and $(1,445) million as of December 31, 2022 and 2021, respectively, as these derivatives are not subject to master netting arrangements. The above tables also exclude the funds withheld embedded derivative asset (liability) of $3,158 million and $(120) million at December 31, 2022 and 2021.

6.     Fair Value Measurements

Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All financial assets and liabilities measured at fair value are required to be classified into one of the following categories:

Level 1
Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include U.S. Treasury securities and exchange-traded equity securities and derivative instruments.

Level 2
Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities that are model priced using observable inputs are classified within Level 2. Also included are freestanding and embedded derivative instruments that are priced using models with observable market inputs.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Embedded derivatives that are valued using unobservable inputs are included in Level 3. Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company determines the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available. The Company may also determine fair value based on estimated future cash flows discounted at the appropriate current market rate. When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument. At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments. In such instances, there may be no or limited observable market data for these assets and liabilities. Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors. These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ materially from the values that would have been used had an active market existed. As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument. In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

The following table summarizes the fair value and carrying value of the Company’s financial instruments (in millions, recast for the adoption of LDTI):

	December 31, 2022			December 31, 2021
	Carrying Value	Fair Value		Carrying Value	Fair Value
Assets
Debt securities (1)	$42,072	$42,072		$51,453	$51,453
Equity securities	359	359		257	257
Mortgage loans	11,549	10,841		11,482	11,910
Limited partnerships	2,434	2,434		2,252	2,252
Policy loans (1)	4,376	4,376		4,474	4,474
Freestanding derivative instruments	1,270	1,270		1,417	1,417
Federal Home Loan Bank of Indianapolis ("FHLBI") capital stock	146	146		125	125
Cash and cash equivalents	3,934	3,934		1,799	1,799
Reinsurance recoverable on market risk benefits	221	221		383	383
Market risk benefit assets	4,865	4,865		1,664	1,664
Receivables from affiliates	179	179		197	197
Separate account assets	195,906	195,906		248,949	248,949

Liabilities
Annuity reserves (2)	37,143	32,212	—	37,529	45,836
Market risk benefit liabilities	5,662	5,662	—	8,033	8,033
Reserves for guaranteed investment contracts (3)	1,128	1,099		894	923
Trust instruments supported by funding agreements (3)	5,887	5,760		5,986	6,175
FHLB funding agreements (3)	2,004	2,104		1,950	1,938
Funds withheld payable under reinsurance treaties (1)	22,957	22,957		29,007	29,007
Long-term debt	470	492		494	563
Securities lending payable	33	33		14	14
Freestanding derivative instruments	2,065	2,065		41	41
Repurchase agreements	1,012	1,012		1,572	1,572
Separate account liabilities	195,906	195,906		248,949	248,949
(1) Includes items carried at fair value under the fair value option.
(2) Annuity reserves represent only the components of other contract holder funds and reserves for future policy benefits and claims payable that are considered to be financial instruments. The fair value amounts shown in the table for 2021 have been revised for an immaterial error related to the historical disclosure for annuity reserves not reported at fair value within the Fair Value Measurement note to the Consolidated Financial Statements. The prior period error did not impact the Consolidated Balance Sheets.
(3) Included as a component of other contract holder funds on the Consolidated Balance Sheets.

The following is a discussion of the methodologies used to determine fair values of the financial instruments measured on a recurring basis reported in the following tables.

Debt and Equity Securities

The fair values for debt and equity securities are determined using information available from independent pricing services, broker-dealer quotes, or internally derived estimates. Priority is given to publicly available prices from independent sources, when available. Securities for which the independent pricing service does not provide a quotation are either submitted to independent broker-dealers for prices or priced internally. Typical inputs used by these three pricing methods include reported trades, benchmark yields, credit spreads, liquidity premiums and/or estimated cash flows based on default and prepayment assumptions.

As a result of typical trading volumes and the lack of specific quoted market prices for most debt securities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recently reported trades, the independent pricing services and broker-dealers may use matrix or pricing model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at relevant market rates. Certain securities are priced using broker-dealer quotes, which may utilize proprietary inputs and models. Additionally, the majority of these quotes are non-binding.

Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral. Actual prepayment experience may vary from these estimates.

Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote. These fair value estimates may incorporate Level 2 and Level 3 inputs and are generally derived using expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument. For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices. These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information and, therefore, represent Level 3 inputs.

The Company performs an analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include initial and ongoing review of third-party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes. In addition, the Company considers whether prices received from independent broker-dealers represent a reasonable estimate of fair value using internal and external cash flow models, which are developed based on spreads and, when available, market indices. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party may be adjusted accordingly.

For those securities that were internally valued at December 31, 2022 and 2021, the pricing model used by the Company utilizes current spread levels of similarly rated securities to determine the market discount rate for the security. Furthermore, appropriate risk premiums for illiquidity and non-performance are incorporated in the discount rate. Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions, are discounted to determine an estimated fair value.

On an ongoing basis, the Company reviews the independent pricing services’ valuation methodologies and related inputs and evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy distribution based upon trading activity and the observability of market inputs. Based on the results of this evaluation, each price is classified into Level 1, 2, or 3. Most prices provided by independent pricing services, including broker-dealer quotes, are classified into Level 2 due to their use of market observable inputs.

Limited Partnerships

Fair values for limited partnership interests, which are included in other invested assets, is generally determined using the proportion of the Company’s investment in the value of the net assets of each fund (“NAV equivalent”) as a practical expedient for fair value, and generally, are recorded on a three-month lag. No material adjustments were deemed necessary at December 31, 2022 and 2021.

The Company’s limited partnership interests are not redeemable, and distributions received are generally the result of liquidation of the underlying assets of the partnerships. The Company generally has the ability under the partnership agreements to sell its interest to another limited partner with the prior written consent of the general partner. In cases when the Company expects to sell the limited partnership interest, the estimated sales price is used to determine the fair value rather than the practical expedient. These limited partnership interests are classified as Level 2 in the fair value hierarchy.

In cases when a limited partnership's financial statements are unavailable and a NAV equivalent is not available or practical, the fair value may be based on an internally developed model or provided by the general partner as determined using private transactions, information obtained from the primary co-investor or underlying company, or financial metrics provided by the lead sponsor. These investments are classified as Level 3 in the fair value hierarchy.

Policy Loans

Policy loans are funds provided to policyholders in return for a claim on the policies values and function like demand deposits which are redeemable upon repayment, death or surrender, and there is only one market price at which the transaction could be settled – the then current carrying value. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans approximates fair value. The reinsurance related component of policy loans at fair value under the fair value option have been classified as Level 3 within the fair value hierarchy.

Freestanding Derivative Instruments

Freestanding derivative instruments are reported at fair value, which reflects the estimated amounts, net of payment accruals, which the Company would receive or pay upon sale or termination of the contracts at the reporting date. Changes in fair value are included in net gains (losses) on derivatives and investments. Freestanding derivatives priced using third party pricing services incorporate inputs that are predominantly observable in the market. Inputs used to value derivatives include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

Freestanding derivative instruments classified as Level 1 include futures, which are traded on active exchanges. Freestanding derivative instruments classified as Level 2 include interest rate swaps, cross currency swaps, cross-currency forwards, credit default swaps, total return swaps, put-swaptions and certain equity index call and put options. These derivative valuations are determined by third-party pricing services using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Freestanding derivative instruments classified as Level 3 include interest rate contingent options that are valued by third-party pricing services utilizing significant unobservable inputs.

Cash and Cash Equivalents

Cash and cash equivalents primarily include money market instruments and bank deposits. Cash equivalents also includes all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase. Certain money market instruments are valued using unadjusted quoted prices in active markets and are classified as Level 1.

Funds Withheld Payable Under Reinsurance Treaties

The funds withheld payable under reinsurance treaties includes both the funds withheld payable which are held at fair value under the fair value option and the funds withheld embedded derivative liability. The fair value of the funds withheld payable which are held at fair value under the fair value option is equal to the fair value of the assets held as collateral, which primarily consists of policy loans using industry standard valuation techniques. The funds withheld embedded derivative liability is determined based upon a total return swap technique referencing the fair value of the investments held under the reinsurance contract and requires certain significant unobservable inputs. The funds withheld payable which are held at fair value under the fair value option and the funds withheld embedded derivative are considered Level 3 in the fair value hierarchy.

Receivables from Affiliates

The Company’s receivables from affiliates are set equal to the carrying value and are classified as Level 3.

Separate Account Assets

Separate account assets are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publicly available, and, are categorized as Level 2 assets.

Market Risk Benefits

Variable annuity contracts issued by the Company may include various guaranteed minimum death, withdrawal, income and accumulation benefits, which are classified as MRBs and measured at fair value. The Company discontinued offering guaranteed minimum interest benefits (“GMIB”) in 2009 and guaranteed minimum accumulation benefits (“GMAB”) in 2011.

Our MRB assets and MRB liabilities are reported separately on our Consolidated Balance Sheets. Increases to an asset or decreases to a liability are described as favorable changes to fair value. Changes in fair value are reported in Market risk benefits (gains) losses, net on the Consolidated Income Statements. However, the change in fair value related to our own non-performance risk is recognized as a component of other comprehensive income and is reported in Change in non-performance risk on market risk benefits, net of tax expense (benefit) on the Consolidated Statements of Comprehensive Income (Loss).

Variable annuity guaranteed benefit features classified as MRBs, which have explicit fees, are measured using the attributed fee method. Under the attributed fee method, fair value is measured as the difference between the present value of projected future liabilities and the present value of projected attributed fees. At the inception of the contract, the Company attributes to the MRB a portion of total fees expected to be assessed against the contract holder's account value to offset the projected claims over the lifetime of the contract. The attributed fee is expressed as a percentage of total projected future fees at inception of the contract. This percentage of total projected fees is considered a fixed term of the MRB feature and is held static over the life of the contract. This percentage may not exceed 100% of the total projected contract fees as of contract inception. As the Company may issue contracts that have projected future liabilities greater than the projected future guaranteed benefit fees at issue, the Company may also attribute mortality and expense charges when performing this calculation. The percentage of guaranteed benefit fees and the percentage of mortality and expense charges may not exceed 100% of the total projected fees as of contract inception. In subsequent valuations, both the present value of future projected liabilities and the present value of projected attributed fees are remeasured based on current market conditions and policyholder behavior assumptions.

The Company has ceded the guaranteed minimum income benefit (“GMIB”) features elected on certain annuity contracts to an unrelated party. The GMIBs ceded under this reinsurance treaty are classified as an MRB in their entirety. The reinsurance contract is measured at fair value and reported in Reinsurance recoverable on market risk benefits. Changes in fair value are recorded in market risk benefits (gains) losses, net. Due to the inability to economically reinsure or hedge new issues of the GMIB, the Company discontinued offering the benefit in 2009.

Fair values for MRBs related to variable annuities, including the contract reinsuring GMIB features, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations concerning policyholder behavior. Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to fund returns, and discount rates, which includes an adjustment for non-performance risk. The more significant actuarial assumptions include benefit utilization by policyholders, lapse, mortality, and withdrawal rates. Best estimate assumptions plus risk margins are used as applicable.

At each valuation date, the fair value calculation reflects expected returns based on constant maturity treasury rates as of that date to determine the value of expected future cash flows produced in a stochastic process. Volatility assumptions are based on a weighting of available market data for implied market volatility for durations up to 10 years, grading to a historical volatility level by year 15, where such long-term historical volatility levels contain an explicit risk margin. Non-performance risk is incorporated into the calculation through the adjustment of the risk-free rate curve based on spreads indicated by a blend of yields on similarly-rated peer debt and yields on Jackson Financial debt (adjusted to operating company levels). Risk margins are also incorporated into the model assumptions, particularly for policyholder behavior. Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience.

As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment. Management believes this results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance. However, the ultimate settlement amount of the asset or liability, which is currently unknown, could likely be significantly different than this fair value.

See Note 12 of the Notes to Consolidated Financial Statements for more information regarding MRBs.

Fixed Index Annuities

The longevity riders issued on fixed index annuities are classified as MRBs and measured at fair value. Similar to the variable annuity guaranteed benefit features, these contracts have explicit fees and are measured using the attributed fee method. The Company attributes a percentage of total projected future fees expected to be assessed against the policyholder to offset the projected future claims over the lifetime of the contract. If the fees attributed are insufficient to offset the claims at issue, the shortfall is borrowed from the host contract rather than recognizing a loss at inception.

See Note 12 of the Notes to Consolidated Financial Statements for more information regarding MRBs.

The fair value of the index-linked crediting derivative feature embedded in fixed index annuities, included in Annuity Reserves in the above tables, is calculated using the closed form Black-Scholes Option Pricing model or Monte Carlo simulations, as appropriate for the type of option, incorporating such factors as the volatility of returns, the level of interest rates and the time remaining until the option expires. Additionally, assumed withdrawal rates are used to estimate the expected volume of embedded options that will be realized by policyholders.

RILA

RILA guaranteed benefit features are classified as MRBs and measured at fair value. Unlike variable or fixed index annuities, RILA products do not have explicit fees and are measured using an option-based method. The fair value measurement represents the present value of future claims payable by the MRB feature. At inception, the value of the MRB is deducted from the value of the contract resulting in no gain or loss.

See Note 12 of the Notes to Consolidated Financial Statements for more information regarding MRBs.

The fair value of the index-linked crediting derivative feature embedded in RILAs, included in Annuity Reserves in the above table, is calculated using the closed form Black-Scholes Option Pricing model, incorporating such factors as the volatility of returns, the level of interest rates and the time remaining until the option expires. Additionally, assumed withdrawal rates are used to estimate the expected volume of embedded options that will be realized by policyholders.

Fair Value Option

The Company has elected the fair value option for certain funds withheld assets, which are held as collateral for reinsurance, totaling $4,160 million and $3,632 million at December 31, 2022 and 2021, respectively, as discussed above, and includes mortgage loans as discussed below.

The Company elected the fair value option for certain mortgage loans held under the funds withheld reinsurance agreement with Athene. The fair value option was elected for these mortgage loans, purchased or funded after December 31, 2021, to mitigate inconsistency in earnings that would otherwise result between these mortgage loan assets and the funds withheld liability, including the associated embedded derivative, and are valued using third-party pricing services. Changes in fair value are reflected in net investment income on the Consolidated Income Statements.

The fair value and aggregate contractual principal for mortgage loans where the fair value option was elected after December 31, 2021, were as follows (in millions):

December 31,
2022
Fair value	$582
Aggregate contractual principal	591

As of December 31, 2022, no loans for which the fair value option was elected were in non-accrual status, and no loans were more than 90 days past due and still accruing interest.

Income and changes in unrealized gains and losses on other assets for which the Company has elected the fair value option are immaterial to the Company’s Consolidated Financial Statements.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables summarize the Company’s assets and liabilities that are carried at fair value by hierarchy levels (in millions, recast for the adoption of LDTI):

	December 31, 2022
	Total	Level 1	Level 2	Level 3
Assets
Debt securities
U.S. government securities	$4,724	$4,724	$—	$—
Other government securities	1,468	—	1,468	—
Public utilities	5,167	—	5,167	—
Corporate securities	22,905	—	22,905	—
Residential mortgage-backed	452	—	452	—
Commercial mortgage-backed	1,631	—	1,631	—
Other asset-backed securities	5,725	—	5,725	—
Equity securities	359	163	195	1
Mortgage loans	582	—	—	582
Limited partnerships (1)	14	—	—	14
Policy loans	3,419	—	—	3,419
Freestanding derivative instruments	1,270	—	1,270	—
Cash and cash equivalents	3,934	3,934	—	—
Reinsurance recoverable on market risk benefits	221	—	—	221
Market risk benefit assets	4,865	—	—	4,865
Separate account assets	195,906	—	195,906	—
Total	$252,642	$8,821	$234,719	$9,102

Liabilities
Embedded derivative liabilities (2)	$1,135	$—	$1,135	$—
Funds withheld payable under reinsurance treaties (3)	424	—	—	424
Freestanding derivative instruments	2,065	—	2,065	—
Market risk benefit liabilities	5,662	—	—	5,662
Total	$9,286	$—	$3,200	$6,086

(1) Excludes $2,420 million of limited partnership investments measured at NAV.

(2) Includes net embedded derivative liabilities of $205 million related to RILA and $931 million of fixed index annuities, both included in other contract holder funds on the Consolidated Balance Sheets.

(3) Includes the Athene Embedded Derivative asset of $3,158 million and funds withheld payable under reinsurance treaties at fair value under the fair value option.

	December 31, 2021
	Total	Level 1	Level 2	Level 3
Assets
Debt securities
U.S. government securities	$4,311	$4,311	$—	$—
Other government securities	1,619	—	1,619	—
Public utilities	6,660	—	6,660	—
Corporate securities	29,254	—	29,254	—
Residential mortgage-backed	554	—	554	—
Commercial mortgage-backed	2,029	—	2,029	—
Other asset-backed securities	7,026	—	7,026	—
Equity securities	257	212	43	2
Limited partnerships (1)	18	—	17	1
Policy loans	3,467	—	—	3,467
Freestanding derivative instruments	1,417	—	1,417	—
Cash and cash equivalents	1,799	1,799	—	—
Reinsurance recoverable on market risk benefits	383	—	—	383
Market risk benefit assets	1,664	—	—	1,664
Separate account assets	248,949	—	248,949	—
Total	$309,407	$6,322	$297,568	$5,517

Liabilities
Embedded derivative (assets) liabilities (2)	$1,445	$—	$1,445	$—
Funds withheld payable under reinsurance treaties (3)	3,759	—	—	3,759
Freestanding derivative instruments	41	—	41	—
Market risk benefit liabilities	8,033	—	—	8,033
Total	$13,278	$—	$1,486	$11,792

(1) Excludes $2,234 million of limited partnership investments measured at NAV.

(2) Includes net embedded derivative liabilities of $6 million related to RILA and $1,439 million of fixed index annuities, both included in other contract holder funds on the Consolidated Balance Sheets.

(3) Includes the Athene Embedded Derivative liability of $120 million and funds withheld payable under reinsurance treaties at fair value under the fair value option.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Level 3 Assets and Liabilities by Price Source

The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources (in millions, recast for the adoption of LDTI):

	December 31, 2022
Assets	Total	Internal	External
Equity securities	$1	$1	$—
Mortgage loans	582	—	582
Limited partnerships	14	8	6
Policy loans	3,419	3,419	—
Reinsurance recoverable on market risk benefits	221	221	—
Market risk benefit assets	4,865	4,865	—
Total	$9,102	$8,514	$588

Liabilities
Funds withheld payable under reinsurance treaties (1)	$424	$424	$—
Market risk benefit liabilities	5,662	5,662	—
Total	$6,086	$6,086	$—

(1) Includes the Athene Embedded Derivative asset of $3,158 million and funds withheld payable under reinsurance treaties at fair value under the fair value option.

	December 31, 2021
Assets	Total	Internal	External
Equity securities	$2	$1	$1
Limited partnerships	1	1	—
Policy loans	3,467	3,467	—
Reinsurance recoverable on market risk benefits	383	383	—
Market risk benefit assets	1,664	1,664	—
Total	$5,517	$5,516	$1

Liabilities
Funds withheld payable under reinsurance treaties (1)	3,759	3,759	—
Market risk benefit liabilities	8,033	8,033	—
Total	$11,792	$11,792	$—

(1) Includes the Athene Embedded Derivative liability of $120 million and funds withheld payable under reinsurance treaties at fair value under the fair value option.
External pricing sources for securities represent unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities

The table below presents quantitative information on internally priced Level 3 assets and liabilities that use significant unobservable inputs (in millions, recast for the adoption of LDTI):

As of December 31, 2022
	Fair Value	Valuation Technique(s)	Significant Unobservable Input(s)	Assumption or Input Range	Impact of Increase in Input on Fair Value
Assets
Reinsurance recoverable on market risk benefits	$221	Discounted cash flow	Mortality(1)	0.01% - 23.33%	Decrease
			Lapse(2)	2.97% - 8.10%	Decrease
			Utilization(3)	0.00% - 20.00%	Increase
			Withdrawal(4)	47.50% - 52.50%	Increase
			Non-performance risk adjustment(5)	0.64% - 2.27%	Decrease
			Long-term Equity Volatility(6)	18.50% - 23.68%	Increase

Market risk benefit assets	$4,865	Discounted cash flow	Mortality(1)	0.01% - 23.33%	Decrease
			Lapse(2)	0.05% - 41.28%	Decrease
			Utilization(3)	0.00% - 100.00%	Increase
			Withdrawal(4)	11.25% - 100.00%	Increase
			Non-performance risk adjustment(5)	0.64% - 2.27%	Decrease
			Long-term Equity Volatility(6)	18.50% - 23.68%	Increase

Liabilities
Market risk benefit liabilities	$5,662	Discounted cash flow	Mortality(1)	0.01% - 23.33%	Decrease
			Lapse(2)	0.05% - 41.28%	Decrease
			Utilization(3)	0.00% - 100.00%	Increase
			Withdrawal(4)	11.25% - 100.00%	Increase
			Non-performance risk adjustment(5)	0.64% - 2.27%	Decrease
			Long-term Equity Volatility(6)	18.50% - 23.68%	Increase

(1)     Mortality rates vary by attained age, tax qualification status, guaranteed benefit election, and duration. The range displayed reflects ages from the minimum issue age for the benefit through age 95, which corresponds to the typical maturity age. A mortality improvement assumption is also applied.
(2)      Base lapse rates vary by contract-level factors, such as product type, surrender charge schedule and optional benefits election. Lapse rates are further adjusted based on the degree to which a guaranteed benefit is in-the-money, with lower lapse applying when benefits are more in-the-money. Lapse rates are also adjusted to reflect lower lapse expectations when guaranteed benefits are utilized.
(3)     The utilization rate represents the expected percentage of contracts that will utilize the benefit through annuitization (GMIB) or commencement of withdrawals (GMWB). Utilization may vary by benefit type, attained age, duration, tax qualification status, benefit provision, and degree to which the guaranteed benefit is in-the-money.
(4)     The withdrawal rate represents the percentage of annual withdrawal assumed relative to the maximum allowable withdrawal amount under the free partial withdrawal provision or the GMWB, as applicable. Free partial withdrawal rates vary based on the product type and duration. Withdrawal rates on contracts with a GMWB vary based on attained age, tax qualification status, GMWB type and GMWB benefit provisions.
(5)    Non-performance risk adjustment is applied as a spread over the risk-free rate to determine the rate used to discount the related cash flows and varies by projection year.
(6)    Long-term equity volatility represents the equity volatility beyond the period for which observable equity volatilities are available.

As of December 31, 2021
	Fair Value	Valuation Technique(s)	Significant Unobservable Input(s)	Assumption or Input Range	Impact of Increase in Input on Fair Value
Assets
Reinsurance recoverable on market risk benefits	$383	Discounted cash flow	Mortality(1)	0.01% - 23.42%	Decrease
			Lapse(2)	3.33% - 9.04%	Decrease
			Utilization(3)	0.00% - 20.00%	Increase
			Withdrawal(4)	37.50% - 45.00%	Increase
			Non-performance risk adjustment(5)	0.11% - 1.50%	Decrease
			Long-term Equity Volatility(6)	18.50% - 22.06%	Increase

Market risk benefit assets	$1,664	Discounted cash flow	Mortality(1)	0.01% - 23.42%	Decrease
			Lapse(2)	0.07% - 30.88%	Decrease
			Utilization(3)	0.00% - 100.00%	Increase
			Withdrawal(4)	11.25% - 100.00%	Increase
			Non-performance risk adjustment(5)	0.11% - 1.50%	Decrease
			Long-term Equity Volatility(6)	18.50% - 22.06%	Increase

Liabilities
Market risk benefit liabilities	$8,033	Discounted cash flow	Mortality(1)	0.01% - 23.42%	Decrease
			Lapse(2)	0.07% - 30.88%	Decrease
			Utilization(3)	0.00% - 100.00%	Increase
			Withdrawal(4)	11.25% - 100.00%	Increase
			Non-performance risk adjustment(5)	0.11% - 1.50%	Decrease
			Long-term Equity Volatility(6)	18.50% - 22.06%	Increase
(1)      Mortality rates vary by attained age, tax qualification status, guaranteed benefit election, and duration. The range displayed reflects ages from the minimum issue age for the benefit through age 95, which corresponds to the typical maturity age. A mortality improvement assumption is also applied.
(2)       Base lapse rates vary by contract-level factors, such as product type, surrender charge schedule and optional benefits election. Lapse rates are further adjusted based on the degree to which a guaranteed benefit is in-the-money, with lower lapse applying when benefits are more in-the-money. Lapse rates are also adjusted to reflect lower lapse expectations when guaranteed benefits are utilized.
(3)      The utilization rate represents the expected percentage of contracts that will utilize the benefit through annuitization (GMIB) or commencement of withdrawals (GMWB). Utilization may vary by benefit type, attained age, duration, tax qualification status, benefit provision, and degree to which the guaranteed benefit is in-the-money.
(4)      The withdrawal rate represents the percentage of annual withdrawal assumed relative to the maximum allowable withdrawal amount under the free partial withdrawal provision or the GMWB, as applicable. Free partial withdrawal rates vary based on the product type and duration. Withdrawal rates on contracts with a GMWB vary based on attained age, tax qualification status, GMWB type and GMWB benefit provisions.
(5)     Non-performance risk adjustment is applied as a spread over the risk-free rate to determine the rate used to discount the related cash flows and varies by projection year.
(6)     Long-term equity volatility represents the equity volatility beyond the period for which observable equity volatilities are available.

Sensitivity to Changes in Unobservable Inputs

The following is a general description of sensitivities of significant unobservable inputs and their impact on the fair value measurement for the assets and liabilities reflected in the tables above.

At December 31, 2022 and 2021, securities of $9 million and $2 million are fair valued using techniques incorporating unobservable inputs and are classified in Level 3 of the fair value hierarchy, respectively. For these assets, their unobservable inputs and ranges of possible inputs do not materially affect their fair valuations and have been excluded from the quantitative information in the tables above.

Policy loans that support funds withheld reinsurance agreements that are held at fair value under the fair value option on the Company’s Consolidated Balance Sheets are excluded from the tables above. These policy loans do not have a stated maturity and the balances, plus accrued investment income, are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans, which includes accrued investment income, approximates fair value and are classified as Level 3 within the fair value hierarchy.

The fair value of funds withheld payable under the Reassure America Life Insurance Company ("REALIC") reinsurance treaties, is determined based upon the fair value of the funds withheld investments held by the Company and is excluded from the tables above. The funds withheld payable under the Athene reinsurance treaty includes the Athene embedded derivative which is measured at fair value. The valuation of the embedded derivative utilizes a total return swap technique which incorporates the fair value of the invested assets supporting the reinsurance agreement as a component of the valuation. As a result, these valuations for the funds withheld payable under the REALIC reinsurance treaties and the Athene embedded derivative require certain significant inputs which are generally not observable and, accordingly, the valuation is considered Level 3 in the fair value hierarchy.

The GMIB reinsurance recoverable fair value calculation is based on the present value of future cash flows comprised of future expected reinsurance benefit receipts, less future attributed premium payments to reinsurers, over the lives of the contracts. Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior and long-term market volatility. The more significant policyholder behavior actuarial assumptions include benefit utilization, fund allocation, lapse, and mortality.

The MRB asset and liability fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed fees (if applicable), over the lives of the contracts. Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations concerning policyholder behavior. The more significant actuarial assumptions include benefit utilization by policyholders, lapse, mortality, and withdrawal rates. Best estimate assumptions plus risk margins are used as applicable.

The tables below, recast for the adoption of LDTI, provide roll-forwards for the years ended December 31, 2022 and 2021 of the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement. Gains and losses in the tables below include changes in fair value due partly to observable and unobservable factors. The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments hedging the related risks may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the impact of the derivative instruments reported in Level 3 may vary significantly from the total income effect of the hedged instruments.

			Total Realized/Unrealized Gains (Losses) Included in
					Purchases,
		Fair Value			Sales,	Transfers	Fair Value
		as of		Other	Issuances	in and/or	as of
		January 1,	Net	Comprehensive	and	(out of)	December 31,
December 31, 2022		2022	Income	Income	Settlements	Level 3	2022
Assets
	Equity securities	2	(1)	—	—	—	1
	Mortgage loans	—	(7)	—	589	—	582
	Limited partnerships	1	(1)	—	—	14	14
	Reinsurance recoverable on market risk benefits	383	(162)	—	—	—	221
	Market risk benefit assets	1,664	3,201	—	—	—	4,865
	Policy loans	3,467	29	—	(77)	—	3,419

Liabilities
	Funds withheld payable under reinsurance treaties	$(3,759)	$3,249	$—	$86	$—	$(424)
	Market risk benefit liabilities	$(8,033)	$497	$1,874	$—	$—	$(5,662)

			Total Realized/Unrealized Gains (Losses) Included in
					Purchases,
		Fair Value			Sales,	Transfers	Fair Value
		as of		Other	Issuances	in and/or	as of
		January 1,	Net	Comprehensive	and	(out of)	December 31,
December 31, 2021		2021	Income	Income	Settlements	Level 3	2021
Assets
	Equity securities	$2	$—	$—	$—	$—	$2
	Limited partnerships	1	—	—	—	—	1
	Reinsurance recoverable on market risk benefits	472	(89)	—	—	—	383
	Market risk benefit assets	690	974	—	—	—	1,664
	Policy loans	3,454	(2)	—	15	—	3,467

Liabilities
	Funds withheld payable under reinsurance treaties	$(4,453)	$708	$—	$(14)	$—	$(3,759)
	Market risk benefit liabilities	(10,690)	3,081	(424)	—	—	(8,033)

The components of the amounts included in purchases, sales, issuances and settlements for the years ended December 31, 2022 and 2021 shown above are as follows (in millions):

December 31, 2022	Purchases	Sales	Issuances	Settlements	Total
Assets
Mortgage loans	$632	$(43)	$—	$—	$589
Policy loans	—	—	215	(292)	(77)
Total	$632	$(43)	$215	$(292)	$512

Liabilities
Funds withheld payable under reinsurance treaties	$—	$—	$(222)	$308	$86

December 31, 2021	Purchases	Sales	Issuances	Settlements	Total
Assets
Policy loans	$—	$—	$261	$(246)	$15

Liabilities
Funds withheld payable under reinsurance treaties	$—	$—	$(468)	$454	$(14)

In 2022 and 2021, there were $14 million and nil transfers from NAV equivalent to Level 3, respectively. In 2022 and 2021, there were no transfers from Level 3 to Level 2. In 2022 and 2021, there were no transfers from Level 2 to Level 3, respectively.

The portion of gains (losses) included in net income (loss) or other comprehensive income (loss) ("OCI") attributable to the change in unrealized gains and losses on Level 3 financial instruments still held was as follows (in millions, recast for the adoption of LDTI):

	Year Ended December 31,
	2022		2021
	Included in Net Income	Included in OCI	Included in Net Income	Included in OCI
Assets
Equity securities	$(1)	$—	$—	$—
Mortgage loans	(7)	—	—	—
Limited partnerships	(1)	—	—	—
Reinsurance recoverable on market risk benefits	(162)	—	(89)	—
Market risk benefit assets	3,201	—	974	—
Policy loans	29	—	(2)	—

Liabilities
Funds withheld payable under reinsurance treaties	$3,249	$—	$708	$—
Market risk benefit liabilities	497	1,874	3,081	(424)

Fair Value of Financial Instruments Carried at Other Than Fair Value

The following is a discussion of the methodologies used to determine fair values of the financial instruments measured on a nonrecurring basis reported in the following table.

Mortgage Loans

Fair values are generally determined by discounting expected future cash flows at current market interest rates, inclusive of a credit spread, for similar quality loans. For loans whose value is dependent on the underlying property, fair value is the estimated value of the collateral. Certain characteristics considered significant in determining the spread or collateral value may be based on internally developed estimates. As a result, these investments have been classified as Level 3 within the fair value hierarchy.

Mortgage loans held under the funds withheld reinsurance agreement are valued using third-party pricing services, which may use economic inputs, geographical information, and property specific assumptions in deriving the fair value price. The Company reviews the valuations from these pricing providers to ensure they are reasonable. Due to lack of observable inputs, these investments have been classified as Level 3 within the fair value hierarchy.

Policy Loans

Policy loans are funds provided to policyholders in return for a claim on the policies values and function like demand deposits which are redeemable upon repayment, death or surrender, and there is only one market price at which the transaction could be settled – the then current carrying value. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans approximates fair value. The non-reinsurance related component of policy loans has been classified as Level 3 within the fair value hierarchy.

FHLBI Capital Stock

FHLBI capital stock, which is included in other invested assets, can only be sold to FHLBI at a constant price of $100 per share. Due to the lack of valuation uncertainty, the investment has been classified as Level 1.

Other Contract Holder Funds

Fair values for immediate annuities without mortality features are derived by discounting the future estimated cash flows using current market interest rates for similar maturities. Fair values for deferred annuities, including the fixed option on variable annuities, fixed annuities, fixed index annuities and RILAs, are determined using projected future cash flows discounted at current market interest rates.

Fair values for guaranteed investment contracts are based on the present value of future cash flows discounted at current market interest rates.

Fair values for trust instruments supported by funding agreements are based on the present value of future cash flows discounted at current market interest rates.

Fair values of the FHLB funding agreements are based on the present value of future cash flows discounted at current market interest rates.

Funds Withheld Payable Under Reinsurance Treaties

The fair value of the funds withheld payable is equal to the fair value of the assets held as collateral, which primarily consists of bonds, mortgages, limited partnerships, and cash and cash equivalents. The fair value of the assets generally uses industry standard valuation techniques as described above and the funds withheld payable components are valued consistent with the assets in the fair value hierarchy.

Debt

Fair values for the Company’s surplus notes and long-term debt are generally determined by prices obtained from independent broker dealers or discounted cash flow models. Such prices are derived from market observable inputs and are classified as Level 2. The Squire Surplus Note, as described in Note 13, is set equal to the carrying value and is classified as Level 3.

Securities Lending Payable

The Company’s securities lending payable is set equal to the cash collateral received. Due to the short-term nature of the loans, carrying value is a reasonable estimate of fair value and is classified as Level 2.

FHLB Advances

Carrying value of the Company’s FHLB advances, which are included in other liabilities, is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

Repurchase Agreements

Carrying value of the Company’s repurchase agreements is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

Separate Account Liabilities

The values of separate account liabilities are set equal to the values of separate account assets, which are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publicly available, and, are categorized as Level 2.

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value (in millions):

	December 31, 2022
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Assets
Mortgage loans	$10,967	$10,259	$—	$—	$10,259
Policy loans	957	957	—	—	957
FHLBI capital stock	146	146	146	—	—
Receivables from affiliates	179	179	—	—	179

Liabilities
Annuity reserves (1)	$36,008	$31,077	$—	$—	$31,077
Reserves for guaranteed investment contracts (2)	1,128	1,099	—	—	1,099
Trust instruments supported by funding agreements (2)	5,887	5,760	—	—	5,760
FHLB funding agreements (2)	2,004	2,104	—	—	2,104
Funds withheld payable under reinsurance treaties (3)	22,533	22,533	—	—	22,533
Debt	470	492	—	334	158
Securities lending payable	33	33	—	33	—
Repurchase agreements	1,012	1,012	—	1,012	—
Separate account liabilities (4)	195,906	195,906	—	195,906	—

	December 31, 2021
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Assets
Mortgage loans	$11,482	$11,910	$—	$—	$11,910
Policy loans	1,007	1,007	—	—	1,007
FHLBI capital stock	125	125	125	—	—
Receivables from affiliates	197	197	—	—	197

Liabilities
Annuity reserves (1)	$36,084	$44,391	$—	$—	$44,391
Reserves for guaranteed investment contracts (2)	894	923	—	—	923
Trust instruments supported by funding agreements (2)	5,986	6,175	—	—	6,175
FHLB funding agreements (2)	1,950	1,938	—	—	1,938
Funds withheld payable under reinsurance treaties	24,533	24,533	537	19,127	4,869
Debt	494	563	—	386	177
Securities lending payable	14	14	—	14	—
Repurchase agreements	1,572	1,572	—	1,572	—
Separate account liabilities (4)	248,949	248,949	—	248,949	—

(1) Annuity reserves represent only the components of other contract holder funds that are considered to be financial instruments. The fair value amounts shown in the table for 2021 have been revised for an immaterial error related to the historical disclosure for annuity reserves not reported at fair value within the Fair Value Measurement note to the Consolidated Financial Statements. The prior period error did not impact the Consolidated Balance Sheets.

(2) Included as a component of other contract holder funds on the Consolidated Balance Sheets.
(3) Excludes $715 million of limited partnership investments measured at NAV at December 31, 2021.
(4) The values of separate account liabilities are set equal to the values of separate account assets.

7.    Deferred Acquisition Costs and Deferred Sales Inducements

Deferred Acquisition Costs - Post the Adoption of LDTI

Certain costs that are directly related to the successful acquisition of new or renewal insurance business are capitalized as deferred acquisition costs in the period they are incurred. These costs primarily pertain to commissions and certain costs associated with policy issuance and underwriting. All other acquisition costs are expensed as incurred.

Contracts are grouped into cohorts by contract type and issue year. For traditional and limited-payment insurance contracts, contracts are grouped consistent with the groupings used in estimating the associated liability. Deferred acquisition costs are amortized into expense on a constant level basis over the expected term of the grouped contracts. For traditional and limited-payment insurance contracts, amortization is determined based on projected in force amounts. For non-traditional contracts, amortization is determined based on projected policy counts .

The expected term used to amortize deferred acquisition costs is determined using best estimate assumptions, including mortality and persistency, consistent with the best estimate assumptions used to determine the reserve for future policy benefits, market risk benefits, and additional liabilities for applicable contracts. For amortization of deferred acquisition costs related to contracts without these balances, assumptions used to determine expected term are developed in a similar manner. The amortization rate is determined using all information available as of the end of the reporting period, including actual experience and any assumption updates. Annually, or as circumstances warrant, a comprehensive review of assumptions is conducted, and assumptions are revised as appropriate. If assumptions are revised, the amortization rate is calculated using revised assumptions such that the effect of revised assumptions is recognized prospectively as of the beginning of that reporting period.

Unamortized deferred acquisition costs are written off when a contract is internally replaced and substantially changed. Substantially unchanged contracts are treated as a continuation of the replaced contract, with no change to the unamortized deferred acquisition costs at the time of the replacement.

The following table presents the roll-forward of the deferred acquisition costs (in millions). The current period amortization is based on the end of the period estimates of mortality and persistency. The amortization pattern is revised on a prospective basis at the beginning of the period based on the period’s actual experience.

	Years Ended December 31,
	2022	2021(1)
Variable Annuities
Balance, beginning of period	$13,364	$13,725
Change in accounting principle	—	151
Deferrals of acquisition costs	544	779
Amortization	(1,209)	(1,291)
Variable Annuities balance, end of period	$12,699	$13,364

Reconciliation of total deferred acquisition costs
Variable Annuities balance, end of period	$12,699	$13,364
Other product lines, end of period	219	155
Total balance, end of period	$12,918	$13,519
(1) See Note 2 of the Notes to Consolidated Financial Statements for the transition to LDTI impact to the 2021 beginning of period balance for DAC .
The assumptions used in the amortization of deferred acquisition costs consists of mortality and persistency. We have undertaken a comprehensive review of the assumptions used in the amortization of deferred acquisition costs, and we did not make any changes to the mortality or persistency as our current assumptions were materially consistent with our actual experience.

Deferred Acquisition Costs - Prior to the Adoption of LDTI
Under prior accounting guidance, certain costs that were directly related to the successful acquisition of new or renewal insurance business were capitalized as DAC. These costs primarily pertained to commissions and certain costs associated with policy issuance and underwriting. All other acquisition costs were expensed as incurred.

DAC are increased by interest thereon and amortized into income in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits, including net gains (losses) on derivatives and investments, for annuities and interest-sensitive life products. Due to volatility of certain factors that affect gross profits, including net gains (losses) on derivatives and investments, amortization may be a benefit or a charge in any given period. In the event of negative amortization, the related DAC balance is capped at the initial amount capitalized, plus interest. Unamortized DAC are written off when a contract is internally replaced and substantially changed. DAC is reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. The Company’s accounting policy includes reinsurance balances when evaluating recoverability of DAC. Any amount deemed unrecoverable is written off with a charge through DAC amortization. See below for discussion related to the Athene Reinsurance Transaction write-off in 2020.

As available-for-sale debt securities are carried at fair value, an adjustment was made to DAC equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. This adjustment, along with the change in net unrealized gains (losses) on available-for-sale debt securities, net of applicable tax, was credited or charged directly to equity as a component of other comprehensive income.

For variable annuity business, the Company employed a mean reversion methodology that was applied with the objective of adjusting the amortization of DAC that would otherwise have been highly volatile due to fluctuations in the level of future gross profits arising from changes in equity market levels. The mean reversion methodology achieved this objective by applying a dynamic adjustment to the assumption for short-term future investment returns.

The Company evaluated the recoverability of previously established DAC assets in accordance with ASC 944-30-35-22. The Company determined it was appropriate to immediately write-off the remaining DAC on the business reinsured to Athene as no future profits will be recognized on this business at this aggregated level of recoverability testing. Accordingly, amortization of DAC for the year ended December 31, 2020 included a write-off of $626 million, related to the blocks of fixed and fixed-index annuity business, as a result of the Athene Reinsurance Transaction. See Note 8 of the Notes to Consolidated Financial Statements for a description of the Athene Reinsurance Transaction.

The following table presents the roll-forward of deferred acquisition costs (in millions) prior to the adoption of LDTI:

Year Ended December 31,
2020
Balance, beginning of period	$12,334
Deferrals of acquisition costs	739
Amortization	534
Unrealized investment (gains) losses	290
Balance, end of period	13,897

Deferred Sales Inducements - Post the Adoption of LDTI

Certain sales inducement costs that are directly related to the successful acquisition of new or renewal insurance business are capitalized as DSI. Bonus interest on deferred fixed annuities and contract enhancements on fixed index annuities and variable annuities are capitalized as DSI and included in other assets.

Contracts are grouped into cohorts by contract type and issue year consistent with the groupings used in estimating the associated liability. DSI are amortized into expense on a constant level basis over the expected term of the grouped contracts. For traditional and limited-payment insurance contracts, amortization is determined based on projected in force amounts. For non-traditional contracts, amortization is determined based on projected policy counts .

The expected term used to amortize DSI is determined using best estimate assumptions, including mortality and persistency, consistent with the best estimate assumptions used to determine the reserve for future policy benefits, market risk benefits, and additional liabilities for applicable contracts. For amortization of DSI related to contracts without these balances, assumptions used to determine expected term are developed in a similar manner. The amortization rate is determined using all information available as of the end of the reporting period, including actual experience and any assumption updates. Annually, or as circumstances warrant, a comprehensive review of assumptions is conducted, and assumptions are revised as appropriate. If assumptions are revised, the amortization rate is calculated using revised assumptions such that the effect of revised assumptions is recognized prospectively as of the beginning of that reporting period.

Unamortized DSI are written off when a contract is internally replaced and substantially changed. Substantially unchanged contracts are treated as a continuation of the replaced contract, with no change to the unamortized DSI at the time of the replacement.

The balances of and changes in deferred sales inducements, which are reported in other assets, were as follows (in millions):

	Years Ended December 31,
	2022	2021
Balance, beginning of year	$80	$77
Change in accounting principle	—	3
Deferrals of sales inducements	4	8
Amortization	(8)	(8)
Balance, end of year	76	80
Deferred Sales Inducements - Prior to the Adoption of LDTI
Certain sales inducement costs that were directly related to the successful acquisition of new or renewal insurance business were capitalized as DSI. Bonus interest on deferred fixed annuities and contract enhancements on fixed index annuities and variable annuities were capitalized as DSI and included in other assets. DSI were increased by interest thereon and amortized into income in proportion to estimated gross profits, including net gains (losses) on derivatives and investments. DSI were reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. Any amount deemed unrecoverable was written off with a charge through DSI amortization.
The Company evaluated the recoverability of previously established DSI assets in accordance with ASC 944-30-35-22. The Company determined it was appropriate to immediately write-off the remaining DSI costs on the business reinsured to Athene as no future profits will be recognized on this business at this aggregated level of recoverability testing. Accordingly, amortization of DSI costs for the year ended December 31, 2020, included a write-off of $138 million, related to the blocks of fixed and fixed-index annuity business, as a result of the Athene Reinsurance Transaction.
The balances of and changes in deferred sales inducements, which are reported in other assets, prior to the adoption of LDTI were as follows (in millions):

Year Ended December 31,
2020
Balance, beginning of year	$130
Deferrals of sales inducements	3
Amortization	(144)
Unrealized investment losses (gains)	88
Balance, end of year	77

8.     Reinsurance

The Company assumes and cedes reinsurance from and to other insurance companies to limit losses from large exposures. However, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The Company reinsures certain of its risks to other reinsurers under a coinsurance, coinsurance with funds withheld, modified coinsurance, or yearly renewable term basis. The Company regularly monitors the financial strength ratings of its reinsurers.

Athene Reinsurance

Jackson has ceded a block of fixed and fixed index annuity contracts on a 100% coinsurance with funds withheld agreement with Athene. The funds withheld investments, which primarily consist of bonds, mortgage loans, limited partnerships, and cash and cash equivalents, are maintained in a segregated account and are subject to an investment management agreement between Jackson and Apollo Insurance Solutions Group LP (“Apollo”), which merged with Athene in 2022.

To further support its obligations under the Coinsurance Agreement, Athene procured $1.2 billion in letters of credit for Jackson’s benefit and established a trust account for Jackson’s benefit, which had a book value of approximately $212 million at December 31, 2022.

The Athene Reinsurance Agreement required Jackson to establish a segregated account in which the investments supporting the ceded obligations are maintained. While the economic benefits of the investments flow to Athene, Jackson retains physical possession and legal ownership of the investments supporting the reserve. Upon closing of the transaction, Jackson placed investments into the segregated account with a statutory book value of $25.6 billion. The investments maintained in the segregated account are valued at statutory carrying value for purposes of determining periodic settlement amounts under the Athene Reinsurance Agreement. Further, the investments in the segregated account are not available to settle any policyholder obligations other than those specifically covered by the Athene Reinsurance Agreement and are not available to settle obligations to general creditors of Jackson. The profit and loss with respect to obligations ceded to Athene are included in periodic net settlements pursuant to the Athene Reinsurance Agreement.

As a result of this transaction, which occurred in 2020, prior to the adoption of LDTI, the Company evaluated the recoverability of previously established deferred acquisition costs, deferred sales inducement assets, and of cost of reinsurance assets in accordance with ASC 944-30-35-22. The Company’s accounting policy includes reinsurance balances when evaluating recoverability of DAC and DSI. Accordingly, the Company determined it was appropriate to immediately write-off the remaining DAC, DSI and the cost of reinsurance on the business reinsured to Athene as no future profits will be recognized on this business at this aggregated level of recoverability testing.

The following table summarizes the impact of the Athene Reinsurance Transaction on the Consolidated Income Statements (in millions):

December 31, 2020
Contractual ceding commission	$1,202
Cost of reinsurance write-off (1)	(2,520)
DAC and DSI write-off	(764)
Total pretax loss on Athene Reinsurance Transaction	$(2,082)
(1) Cost of reinsurance reflects the net impact of the fair value of assets of $30.1 billion and ceded reserves of $27.6 billion.

Pursuant to the Athene Reinsurance Agreement, the Company holds certain assets as collateral. At December 31, 2022 and 2021, assets held as collateral in the segregated custody account were $19.4 billion and $25.4 billion, respectively.

Swiss Re Reinsurance

Jackson has three retrocession reinsurance agreements (“retro treaties”) with Swiss Reinsurance Company Ltd. (“SRZ”). Pursuant to these retro treaties, Jackson ceded to SRZ on a 100% coinsurance with funds withheld basis, subject to pre-existing reinsurance with other parties, certain blocks of business. As a result of the reinsurance agreements with SRZ, Jackson withholds certain assets, primarily in the form of policy loans and debt securities, as collateral for the reinsurance recoverable.

The Company has also acquired certain blocks of business that are closed to new business and wholly ceded to non-affiliates. These include both direct and assumed accident and health business, direct and assumed life insurance business, and certain institutional annuities.

GMIB Reinsurance

The Company’s guaranteed minimum income benefits (GMIBs) are reinsured with an unrelated party. GMIB reinsured benefits are subject to aggregate annual claim limits. Deductibles also apply on reinsurance of GMIB business issued since March 1, 2005. The Company discontinued offering the GMIB in 2009.

Assumed and Ceded Premiums and Benefit Paid or Provided

Assumed and ceded premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premium income and benefit expenses are reported net of reinsurance assumed and ceded.

The effect of reinsurance on premiums and benefits was as follows (in millions, recast for the adoption of LDTI for 2022 and 2021):

	For the Years Ended December 31,
	2022	2021	2020
Premiums
Direct	$360	$407	$336
Assumed	40	42	47
Ceded	(291)	(327)	(226)
Total premium	$109	$122	$157

Benefits
Direct	$1,687	$1,466	$1,568
Assumed	868	879	749
Ceded	(920)	(827)	(663)
Change in reserves, net of reinsurance	(600)	(614)	(341)
Total benefits	$1,035	$949	$1,313

Reinsurance Recoverables and Reinsured Market Risk Benefits

Ceded reinsurance agreements are reported on a gross basis on the Company’s Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other assets or liabilities for amounts, such as premiums, owed to or due from reinsurers.

Reinsurance recoverables relating to reinsurance of traditional and limited-payment contracts are required to be recognized and measured in a manner consistent with the liabilities relating to the underlying reinsured contracts, including using consistent assumptions. Reinsurance contracts may be executed subsequent to the direct contract issue dates, and market interest rates may have changed between the date that the underlying insurance contracts were issued and the date the reinsurance contract is recognized in the financial statements, resulting in the underlying discount rate differing between the direct and reinsured business.

The Company regularly monitors the financial strength ratings of its reinsurers. At December 31, 2022 and 2021, the Company had ACL of $15 million and $12 million, respectively, on its reinsurance recoverables, which are reported net of ACL on the Consolidated Balance Sheets. The ACL considers the credit quality of the reinsurer and is generally determined based on probability of default and loss given default assumptions, after considering any applicable collateral arrangements. For reinsurance recoverables that are collateralized, and the amount of collateral is expected to be adjusted as necessary as a result of fair value changes in the collateral, the Company determines that the expectation of nonpayment of the carrying value of the reinsurance recoverable is zero. If the fair value of the collateral at the reporting date is less than the carrying value of the reinsurance recoverable, the Company recognizes an ACL on the difference between the fair value of the collateral at the reporting date and the carrying value of the reinsurance recoverable. Additions to or releases of the ACL are reported in death, other policyholder benefits, and changes in reserves, net of deferrals in the Consolidated Income Statements.

Reinsurance recoverable on market risk benefits are recognized at fair value. The change in the fair value of reinsurance recoverable on market risk benefits, including the change in fair value due to the change in third-party credit risk (i.e., credit risk of the reinsurer), is recognized in current period earnings within market risk benefit (gains) losses, net.

The Company’s reinsurance contract that cedes only the GMIB elected on certain variable annuity products is classified as a reinsurance recoverable on market risk benefits. These reinsured MRBs may have direct MRB balances recorded as either assets or liabilities; however, because of the unit of account for the reinsured MRB is the reinsurance contract, the ceded MRB is presented in total within reinsurance recoverable on market risk benefits. The fees used to determine the fair value of the reinsurance recoverable on market risk benefits are those defined in the reinsurance contract.

Guaranteed benefits related to the optional lifetime income rider offered on certain fixed index annuities are market risk benefits that are reinsured with Athene. The reinsured market risk benefit is measured using a non-option valuation approach which uses cash flow assumptions and an attributed fee ratio consistent with those used to measure the market risk benefit on the direct contract and a discount rate that considered the reinsurer’s credit risk. The attributed fee is locked-in at inception of the contract.

Components of the Company’s reinsurance recoverable excluding market risk benefits were as follows (in millions, recast for the adoption of LDTI):

	December 31,
	2022	2021
Reserves:
Life	$5,321	$5,741
Accident and health	482	712
Other annuity benefits (1)	22,478	25,580
Claims liability and other	795	844
Total	$29,076	$32,877
(1)       Other annuity benefits primarily attributable to fixed and fixed index annuities reinsured with Athene.

Components of the Company’s reinsurance recoverable on market risk benefits were as follows (in millions, recast for the adoption of LDTI):

	December 31,
	2022	2021
Variable annuity	$183	$284
Other product lines	38	99
Total	$221	$383

Reinsurance and Funds Withheld Payable Under Reinsurance Treaties

Under the reinsurance agreement with Athene and the retro treaties with SRZ, the Company maintains ownership of the underlying investments instead of transferring them to the reinsurer and, as a result, records a funds withheld liability payable to the reinsurer. Investment returns earned on withheld assets are paid by the Company to the reinsurer, pursuant to the terms of the agreements. Investment income and net gains (losses) on derivatives and investments are reported net of gains or losses on the funds withheld payable under reinsurance treaties.

The amounts credited to reinsurers on the funds withheld payable is based on the return earned on those assets which is subject to the credit risk of the original issuer of the instrument rather than Jackson’s own creditworthiness, which results in an embedded derivative (total return swap).

Funds withheld under reinsurance agreement with Athene
The Company recognizes a liability for the embedded derivative related to the funds withheld under the reinsurance agreement with Athene within funds withheld payable under reinsurance treaties in the Consolidated Balance Sheets. The embedded derivative is measured at fair value with changes in fair value reported in net gains (losses) on derivatives and investments in the Consolidated Income Statements. At inception of the reinsurance agreement with Athene, the fair value of the withheld investments differed from their book value and, accordingly, while the investments are held, the amortization of this difference is reported in net gains (losses) on derivatives and investments in the Consolidated income Statements.

Funds withheld under reinsurance agreements with SRZ
At execution of the retro treaties with SRZ, the Company elected the fair value option for the withheld assets, as well as the related funds withheld payable. Accordingly, the embedded derivative is not bifurcated or separately measured. The funds withheld payable is measured at fair value with changes in fair value reported in net gains (losses) on derivatives and investments. The fair value of the funds withheld payable is equal to the fair value of the assets held as collateral.

The following assets and liabilities were held in support of reserves associated with the Company’s funds withheld reinsurance agreements and were reported in the respective financial statement line items in the Consolidated Balance Sheets (in millions):

	December 31,
	2022	2021
Assets
Debt securities, available-for-sale	$13,622	$19,094
Debt securities, at fair value under the fair value option	159	164
Equity securities	77	116
Mortgage loans	4,127	4,739
Mortgage loans, at fair value under the fair value option	582	—
Policy loans	3,435	3,483
Freestanding derivative instruments, net	78	37
Other invested assets	793	715
Cash and cash equivalents	260	438
Accrued investment income	166	162
Other assets and liabilities, net	(73)	(56)
Total assets (1)	$23,226	$28,892

Liabilities
Funds held under reinsurance treaties (2)	$22,957	$29,007
Total liabilities	$22,957	$29,007
(1)     Certain assets are reported at amortized cost while the fair value of those assets is reported in the embedded derivative in the funds withheld liability.
(2)     Includes funds withheld embedded derivative asset (liability) of $3,158 million and $(120) million at December 31, 2022 and 2021, respectively.

The sources of income related to funds withheld under reinsurance treaties reported in net investment income in the Consolidated Income Statements were as follows (in millions):

	Years Ended December 31,
	2022	2021	2020
Debt securities (1)	$680	$762	$490
Equity securities	(34)	5	2
Mortgage loans (2)	231	179	51
Policy loans	312	314	315
Limited partnerships	149	35	—
Other investment income	1	—	—
Total investment income on funds withheld assets	1,339	1,295	858
Other investment expenses on funds withheld assets (3)	(85)	(107)	(66)
Total net investment income on funds withheld reinsurance treaties	$1,254	$1,188	$792

(1) Includes $(10) million, $(3) million, and $2 million for the years ended December 31, 2022, 2021 and 2020, respectively, related to the change in fair value for securities carried under the fair value option.
(2) Includes $(7) million for the year ended December 31, 2022, and nil for the years ended December 31, 2021 and 2020 respectively, related to the change in fair value for mortgage loans carried under the fair value option.
(3)     Includes management fees.

The gains and losses on funds withheld reinsurance treaties as a component of net gains (losses) on derivatives and investments in the Consolidated Income Statements were as follows (in millions):

	For the Years Ended December 31,
	2022	2021	2020
Available-for-sale securities
Realized gains on sale	$43	$536	$2,074
Realized losses on sale	(54)	(52)	(12)
Credit loss expense	(26)	(1)	—
Gross impairments	—	—	(2)
Credit loss expense on mortgage loans	15	23	(47)
Other	(62)	(29)	4
Net gains (losses) on non-derivative investments	(84)	477	2,017
Net gains (losses) on derivative instruments	93	58	(228)
Net gains (losses) on funds withheld payable under reinsurance treaties (1)	2,177	(556)	(1,349)
Total net gains (losses) on derivatives and investments	$2,186	$(21)	$440

(1) Includes the Athene Embedded Derivative gain (loss) of $3,278 million, $707 million and $(827) million for the years ended December 31, 2022, 2021 and 2020, respectively.

9.    Reserves for Future Policy Benefits and Claims Payable

This note is recast for the adoption of LDTI for 2022 and 2021.

Reserves for Future Policy Benefits

For non-participating traditional and limited-payment insurance contracts, the reserve for future policy benefits represents the present value of estimated future policy benefits to be paid to or on behalf of policyholders in future periods and certain related expenses less the present value of estimated future net premiums.

Reserves for future policy benefits for non-participating traditional and limited-payment insurance contracts are measured using the net premium ratio (NPR) measurement model. The NPR measurement model accrues for future policy benefits in proportion to the premium revenue recognized. The reserve for future policy benefits is derived from the Company's best estimate of future net premium and future benefits and expenses, which is based on best estimate assumptions including mortality, persistency, claims expense, and discount rate. On an annual basis, or as circumstances warrant, we conduct a comprehensive review of our current best estimate assumptions based on our experience, industry benchmarking, and other factors, as applicable. Expense assumptions are updated based on estimates of expected non-level costs, such as termination or settlement costs, and costs after the premium-paying period and exclude acquisition costs or any costs that are required to be charged to expenses as incurred. Updates to assumptions are applied on a retrospective basis, and the change in the reserve for future policy benefits resulting from updates to assumptions is reported separately on the Consolidated Income Statements within the (Gain) loss from updating future policy benefits cash flow assumptions, net. Each reporting period the reserve for future policy benefits is updated to reflect actual experience to date.

The Company establishes cohorts, which are product groupings used to measure reserves for future policy benefits. In determining cohorts, the Company considered both qualitative and quantitative factors, including the issue year, type of product, product features, and legal entity.

The discount rate used to estimate reserves for future policy benefits is consistent with an upper-medium grade (low-credit risk) fixed-income corporate instrument yield, which has been interpreted to represent a single-A corporate instrument yield. This discount rate curve is determined by fitting a parametric function to yields to maturity and related times to maturity of market observable single-A rated corporate instruments. The discount rate used to recognize interest accretion on the reserves for future policy benefits is locked at the initial measurement of the cohort. Each reporting period, the reserve for future policy benefits is remeasured using the current discount rate. The difference between the reserve calculated using the current discount rate and the reserve calculated using the locked-in discount rate is recorded in other comprehensive income.

For limited-payment insurance contracts, premiums are paid over a period shorter than the period over which benefits are provided. Gross premiums received in excess of the net premium are deferred and recognized as a deferred profit liability ("DPL"). The DPL is included within the reserve for future policy benefits and profits are recognized in income as a component of benefit expenses on a constant relationship with the amount of expected future benefit payments. Interest is accreted on the balance of the DPL using the discount rate locked in at the initial measurement of the cohort. Measurement of the DPL uses best estimate assumptions for mortality. These assumptions are similarly subject to the annual review process discussed above.

Additional Liabilities - Universal Life-type

For universal life-type insurance contracts, a liability is recognized for the policyholder’s account value as discussed further in Note 10 of the Notes to Consolidated Financial Statements. Where these contracts provide additional benefits beyond the account balance or base insurance coverage that are not market risk benefits or embedded derivatives, liabilities in addition to the policyholder’s account value are recognized. These additional liabilities for annuitization, death and other insurance benefits are reported within reserves for future policy benefits and claims payable. The methodology uses a benefit ratio defined as a constant percentage of the assessment base. This ratio is multiplied by current period assessments to determine the reserve accrual for the period. The assumptions used in the measurement of the additional liabilities for annuitization, death and other insurance benefits are based on best estimate assumptions including mortality, persistency, investment returns, and discount rates. These assumptions are similarly subject to the annual review process discussed above. As available-for-sale debt securities are carried at fair value, an adjustment is made to these additional liabilities equal to the change in liability that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. This adjustment, along with the change in net unrealized gains (losses) on available-for-sale debt securities, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income.

See Note 10 of the Notes to Consolidated Financial Statements for more information regarding other contract holder funds.

Other Future Policy Benefits and Claims Payable

In conjunction with a prior acquisition, the Company recorded a fair value adjustment at acquisition related to certain annuity and interest-sensitive liability blocks of business to reflect the cost of the interest guarantees within the in-force liabilities, based on the difference between the guaranteed interest rate and an assumed new money guaranteed interest rate at acquisition. This adjustment is included in other future policy benefits and claims payable as disclosed in the table below. This liability is remeasured at the end of each period, taking into account changes in the in-force block. Any resulting change in the liability is recorded as a Gain (loss) from updating future policy benefits cash flow assumptions, net through the Consolidated Income Statements.

In addition, annuity and life claims liabilities in course of settlement are included in other future policy benefits and claims payable as disclosed in the table below.

The following table summarizes the Company’s reserves for future policy benefits and claims payable balances (in millions):

	December 31,
	2022	2021
Reserves for future policy benefits
Payout Annuities	$1,037	$1,246
Closed Block Life	4,161	5,449
Closed Block Annuity	4,434	5,739
Reserves for future policy benefits	9,632	12,434
Additional liabilities
Closed Block Life	1,131	1,173
Other future policy benefits and claims payable	1,537	1,570
Reserves for future policy benefits and claims payable	$12,300	$15,177

The following tables present the roll-forward of components of reserves for future policy benefits (in millions):

	Present Value of Expected Net Premiums
	Year Ended December 31,			Year Ended December 31,
	2022			2021
	Payout	Closed Block	Closed Block	Payout	Closed Block	Closed Block
	Annuities	Life	Annuity	Annuities	Life	Annuity
Balance, beginning of year	$—	$1,464	$—	$—	$1,440	$—
Beginning of period cumulative effect of changes in discount rate assumptions	—	(157)	—	—	(191)	—
Beginning balance at original discount rate	—	1,307	—	—	1,249	—
Effect of changes in cash flow assumptions	—	242	—	—	—	—
Effect of actual variances from expected experience	—	1	—	—	146	—
Balance adjusted for variances from expectation	—	1,550	—	—	1,395	—
Issuances	—	6	—	—	4	—
Interest accrual	—	39	—	—	48	—
Net premiums collected	—	(147)	—	—	(140)	—
Ending balance at original discount rate	—	1,448	—	—	1,307	—
End of period cumulative effect of changes in discount rate assumptions	—	(161)	—	—	157	—
Balance, end of year	$—	$1,287	$—	$—	$1,464	$—

	Present Value of Expected Future Policy Benefits
	Year Ended December 31,			Year Ended December 31,
	2022			2021
	Payout	Closed Block	Closed Block	Payout	Closed Block	Closed Block
	Annuities	Life	Annuity	Annuities	Life	Annuity
Balance, beginning of year	$1,246	$6,913	$5,739	$1,293	$7,647	$6,343
Beginning of period cumulative effect of changes in discount rate assumptions	(84)	(349)	(689)	(144)	(660)	(997)
Beginning balance at original discount rate (including DPL of $38, $0 and $459 in 2022, and, $46, $0 and $452 in 2021 for payout annuities, closed block life and closed block annuity, respectively)	1,162	6,564	5,050	1,149	6,987	5,346
Effect of changes in cash flow assumptions	4	331	(15)	—	—	—
Effect of actual variances from expected experience	(38)	38	(34)	(53)	193	(3)
Balance adjusted for variances from expectation	1,128	6,933	5,001	1,096	7,180	5,343
Issuances	126	14	4	146	12	6
Interest accrual	40	209	210	42	220	222
Benefits payments	(126)	(750)	(506)	(122)	(848)	(521)
Ending balance of original discount rate (including DPL of $40, $0 and $671 in 2022, and, $38, $0 and $459 in 2021 for payout annuities, closed block life and closed block annuity, respectively)	1,168	6,406	4,709	1,162	6,564	5,050
End of period cumulative effect of changes in discount rate assumptions	(131)	(958)	(275)	84	349	689
Balance, end of year	$1,037	$5,448	$4,434	$1,246	$6,913	$5,739

Reserves for future policy benefits	1,037	4,161	4,434	1,246	5,449	5,739
Less: Reinsurance recoverable	71	2,263	2	51	2,855	2
Reserves for future policy benefits, after reinsurance recoverable	$966	$1,898	$4,432	$1,195	$2,594	$5,737

The following table presents the weighted average duration of the reserves for future policy benefits. The weighted average duration represents average cohort-level duration weighted by the benefit reserves amount:

	Payout	Closed Block	Closed Block
	Annuities	Life	Annuity
December 31, 2022
Weighted average duration (years)	6.9	7.8	7.0
December 31, 2021
Weighted average duration (years)	7.8	9.5	8.5

The significant assumptions used in the future policy benefits calculation consist of mortality, persistency, and discount rate. We have undertaken a comprehensive review of the significant assumptions used in the future policy benefits calculation. No significant changes were made to the mortality or persistency assumptions during 2021. During 2022, increase in benefits from active life reserves for certain Closed Block Life policies resulted in an increase in the liability for future policy benefits. However, this business is fully reinsured, resulting in no impact to the Company. No other significant changes were made during 2022.

The discount rate assumption was updated based on current market data. Discount rates increased in the first quarter of 2021 primarily due to the increase in risk-free rates, but then remained stable through the remainder of 2021. Discount rates increased substantially throughout 2022 primarily due to increases in risk-free rates which resulted in a decrease in the liability for future policy benefits. Refer to the roll-forward above for further details.

The following table presents the amount of undiscounted and discounted expected future gross premiums and expected future benefit payments for future policy benefits for non-participating traditional and limited-payment insurance contracts (in millions). The discounted premiums are calculated using the current discount rate, while the undiscounted cash flows represent the gross cash flows before any discounting is applied:

	December 31,
	2022		2021
	Undiscounted	Discounted	Undiscounted	Discounted
Payout Annuities
Expected future benefit payments	$1,541	$999	$1,525	$1,209
Expected future gross premiums	—	—	—	—
Closed Block Life
Expected future benefit payments	8,751	5,578	8,853	7,050
Expected future gross premiums	5,976	3,489	6,174	4,611
Closed Block Annuity
Expected future benefit payments	5,834	3,729	6,799	5,256
Expected future gross premiums	$—	$—	$—	$—

The following table presents the amount of revenue and interest related to non-participating traditional and limited-pay insurance contracts recognized in the Consolidated Income Statements (in millions):

	Gross Premiums		Interest Expense
	Years Ended December 31,		Years Ended December 31,
	2022	2021	2022	2021
Payout Annuities	$10	$16	$40	$42
Closed Block Life	390	433	170	172
Closed Block Annuity	—	—	210	222
Total	$400	$449	$420	$436

The following table presents the weighted average interest rate for the reserves for future policy benefits at the cohort's level for the locked-in discount rate (interest accretion rate), and current discount rate, weighted by the cohort's benefit reserve amount:

	December 31,
	2022	2021
Payout Annuities
Interest accretion rate	3.71%	3.63%
Current discount rate	5.40%	2.58%
Closed Block Life
Interest accretion rate	3.01%	3.10%
Current discount rate	5.34%	2.63%
Closed Block Annuity
Interest accretion rate	4.40%	4.40%
Current discount rate	5.41%	2.65%

The following table presents a roll-forward of Closed Block Life additional liabilities for annuitization, death and other insurance benefits (in millions):

	Years Ended December 31,
	2022	2021
Balance, beginning of year	$1,173	$1,185
Beginning of period cumulative effect of changes in shadow adjustments	(14)	(37)
Beginning balance excluding shadow	1,159	1,148
Effect of changes in cash flow assumptions	6	—
Effect of actual variances from expected experience	58	57
Issuances	—	—
Interest accrual	56	56
Net assessments collected	(107)	(102)
Effect of changes in discount rate assumptions	—	—
Ending balance excluding shadow	1,172	1,159
End of period cumulative effect of changes in shadow adjustments	(41)	14
Balance, end of year	$1,131	$1,173

The following table presents the weighted average duration of Closed Block Life additional liabilities for annuitization, death and other insurance benefits. The weighted average duration represents average cohort-level duration weighted by the benefit reserves amount:

	December 31,
	2022	2021
Weighted average duration (years)	8.1	7.7

The significant assumptions used in the additional liability for annuitization, death and other insurance benefits calculation consists of mortality, persistency, investment returns, and crediting rate. We have undertaken a comprehensive review of the significant assumptions used in the additional liability for annuitization, death and other insurance benefits calculation, and did not make any significant changes to the mortality, persistency, investment returns, or crediting rates in 2022 or 2021.

The following table presents assessments and interest expense of Closed Block Life additional liabilities for annuitization, death and other insurance benefits recognized in the Consolidated Income Statements (in millions):

	Assessments		Interest Expense
	Years Ended December 31,		Years Ended December 31,
	2022	2021	2022	2021
Additional liability for annuitization, death and other insurance benefits	$(107)	$(102)	$56	$56

The following table presents the weighted average current discount rate of Closed Block Life additional liabilities for annuitization, death and other insurance benefits, applied at the cohort level weighted by reserve benefit amount:

	December 31,
	2022	2021
Weighted average current discount rate	4.96%	4.93%

10.    Other Contract Holder Funds

This note is recast for the adoption of LDTI for 2022 and 2021.

Other contract holder funds represent the policyholder account balance on our universal life-type products, investment contracts, and the fair value of the embedded derivatives associated with the indexed crediting features on our fixed index annuities and registered index-linked annuities.

Universal life type contracts have an account balance as a principal component in which interest is credited to policyholders and assessments are deducted for mortality risk and contract administration. The account balance is recognized as a liability within other contract holder funds, and the liability is updated each period for fee and assessment deductions and increased for interest or returns credited to the account balance.

Certain of our universal life type contracts contain features that are not classified as market risk benefits or embedded derivatives but provide additional benefits beyond the account balance or base insurance coverage for which a liability in addition to the account balance is necessary. These additional liabilities for death or other insurance benefits are reported as a component of reserves for future policy benefits and claims payable in the Consolidated Balance Sheets. See Note 9 of the Notes to the Consolidated Financial Statements for more information regarding these additional liabilities.

Certain contracts without significant mortality or morbidity risk and certain annuities that lack insurance risk are treated as investment contracts. As investment contracts, payments received are reported as liabilities and accounted for in a manner that is consistent with the accounting for interest-bearing or other financial instruments, within other contract holder funds.

The Company issues a variety of annuity products including fixed annuities, fixed index annuities, registered index linked annuities, variable annuities and payout annuities. For annuity contracts that are classified as investment contracts, the liability is the account balance as of the reporting date, reported within the other contract holder funds. For the variable annuity products only the allocations to fixed fund options are reported in other contract holder funds.

For our fixed index annuities and registered index linked annuities, the equity-linked option issued by the Company is accounted for as an embedded derivative measured at fair value and reported as a component of other contract holder funds on the Consolidated Balance Sheets with changes in fair value recorded in net income within net gains (losses) on derivatives and investments. The fair value is determined using an option-budget method with capital market inputs of market index returns and discount rates as well as actuarial assumptions including lapse, mortality and withdrawal rates. Favorable equity market movements cause increases in future contract holder benefits, resulting in an increase in the fair value of the embedded derivative liability (and vice versa). The Company also establishes a host contract reserve to support the underlying guaranteed account value growth. This host contract liability is included as a component of other contract holder funds on the Consolidated Balance Sheets. Interest is accreted to the host contract liability using an effective yield method.

Our annuity products may contain certain features or guarantees that are classified as market risk benefits. These market risk benefits are a component of the market risk benefits line items in the Consolidated Balance Sheet. See Note 12 of the Notes to Consolidated Financial Statements for more information regarding market risk benefits.

The Company’s institutional products business is comprised of the guaranteed investment contracts, medium-term funding agreement-backed notes and funding agreements (including agreements issued in conjunction with the Company’s participation in the U.S. Federal Home Loan Bank ("FHLB") program) described below.

The Company has established a $27 billion aggregate Global Medium-Term Note ("MTN") program. Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing Medium-Term Note instruments to institutional investors, the proceeds of which are deposited with the Company and secured by the issuance of funding agreements. The carrying values at December 31, 2022 and 2021 totaled $5.9 billion and $6.0 billion, respectively.

Those Medium-Term Note instruments issued in a foreign currency have been hedged for changes in exchange rates using cross-currency swaps. The unrealized foreign currency gains and losses on those Medium-Term Note instruments are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency translation gains and losses using exchange rates as of the reporting date. Foreign currency translation gains and losses are included in net gains (losses) on derivatives and investments.

Jackson is a member of the FHLBI primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with long-term funding facilities. Advances are in the form of long-term notes or funding agreements issued to FHLBI. At December 31, 2022 and 2021, the Company held $146 million and $125 million of FHLBI capital stock, respectively, supporting $2.1 billion and $2.0 billion in funding agreements and long-term borrowings at December 31, 2022 and 2021, respectively.

The following table presents the liabilities for other contract holder funds (in millions):

	December 31,
	2022	2021
Payout Annuity	$835	$830
Variable Annuity	10,259	9,456
Fixed Annuity	11,481	12,947
Fixed Indexed Annuities	11,787	13,161
RILA	1,875	110
Closed Block Life	11,215	11,570
Closed Block Annuity	1,319	1,394
Institutional Products	9,019	8,830
Other Product Lines	190	191
Total other contract holder funds	$57,980	$58,489

The following table presents a roll-forward of other contract holder funds, gross of reinsurance (in millions):

				Fixed		Closed	Closed
	Payout	Variable	Fixed	Indexed		Block	Block
	Annuity	Annuity	Annuity	Annuities	RILA	Life	Annuity	Total
Balance as of December 31, 2021	$830	$9,456	$12,947	$13,161	$110	$11,570	$1,394	$49,468
Deposits	213	1,350	275	126	1,811	320	9	4,104
Surrenders, withdrawals and benefits	(230)	(1,492)	(1,988)	(1,414)	(8)	(766)	(118)	(6,016)
Net transfers from (to) separate accounts	—	870	—	—	—	—	—	870
Investment performance / change in value of equity option	—	—	—	(302)	(37)	—	—	(339)
Interest credited	20	168	382	238	2	659	48	1,517
Policy charges and other	2	(93)	(135)	(22)	(3)	(568)	(14)	(833)
Balance as of December 31, 2022	$835	$10,259	$11,481	$11,787	$1,875	$11,215	$1,319	$48,771

				Fixed		Closed	Closed
	Payout	Variable	Fixed	Indexed		Block	Block
	Annuity	Annuity	Annuity	Annuities	RILA	Life	Annuity	Total
Balance as of January 1, 2021	$837	$10,094	$13,751	$14,028	$—	$11,836	$1,456	$52,002
Deposits	203	1,490	204	117	108	342	11	2,475
Surrenders, withdrawals and benefits	(230)	(1,816)	(1,295)	(1,464)	—	(699)	(120)	(5,624)
Net transfers from (to) separate accounts	—	(384)	—	—	—	—	—	(384)
Investment performance / change in value of equity option	—	—	—	242	1	—	—	243
Interest credited	24	165	395	259	—	669	48	1,560
Policy charges and other	(4)	(93)	(108)	(21)	1	(578)	(1)	(804)
Balance as of December 31, 2021	$830	$9,456	$12,947	$13,161	$110	$11,570	$1,394	$49,468

The following table presents weighted average crediting rate, net amount at risk, and cash surrender value of contract holder account balances (dollars in millions):

				Fixed		Closed	Closed
	Payout	Variable	Fixed	Indexed		Block	Block
	Annuity	Annuity	Annuity	Annuities	RILA	Life	Annuity
December 31, 2022
Weighted-average crediting rate (1)	2.40%	1.64%	3.33%	2.02%	0.11%	5.88%	3.64%
Net amount at risk (2)	$—	$—	$—	$—	$—	$17,427	$—
Cash surrender value (3)	$—	$10,101	$11,360	$11,409	$1,728	$7,096	$1,319
December 31, 2021
Weighted-average crediting rate (1)	2.89%	1.74%	3.05%	1.97%	—%	5.78%	3.44%
Net amount at risk (2)	$—	$—	$—	$—	$—	$18,506	$—
Cash surrender value (3)	$—	$9,329	$12,767	$12,432	$102	$7,367	$1,394
(1) Weighted average crediting rate is the average crediting rate weighted by contract holder account balances invested in fixed account funds.
(2) Net amount at risk represents the standard excess benefit base for guaranteed death benefits on universal life type products. The net amount at risk associated with market risk benefits are presented within Note 12 of the Notes to Consolidated Financial Statements.
(3) Cash surrender value represents the amount of the contract holder’s account balance distributable at the balance sheet date less the applicable surrender charges.

At December 31, 2022 and 2021, excluding reinsurance business, approximately 92% and 93%, respectively, of the Company’s annuity account values correspond to crediting rates that are at the minimum guaranteed interest rates. At both of December 31, 2022 and 2021, excluding reinsurance business, approximately 65% of the Company’s closed block life account values correspond to crediting rates that are at the minimum guaranteed interest rates, respectively.

The following table presents contract holder account balances invested in fixed account funds by range of guaranteed minimum crediting rates and the related range of the difference between rates being credited to other contract holder funds and the respective guaranteed minimums (in millions):

	December 31, 2022
	At Guaranteed	1 Basis Point-50	51 Basis Points-150	Greater Than 150
Range of Guaranteed Minimum Crediting Rate	Minimum	Basis Points Above	Basis Points Above	Basis Points Above	Total
Variable Annuities
0.00%-1.50%	$6,679	$32	$2	$75	$6,788
1.51%-2.50%	200	—	—	—	200
Greater than 2.50%	3,271	—	—	—	3,271
Total	$10,150	$32	$2	$75	$10,259

Fixed Annuities
0.00%-1.50%	$19	$74	$93	$—	$186
1.51%-2.50%	34	2	1	—	37
Greater than 2.50%	366	63	346	—	775
Total	$419	$139	$440	$—	$998

Fixed Indexed Annuities
0.00%-1.50%	$6	$17	$5	$40	$68
1.51%-2.50%	—	—	—	—	—
Greater than 2.50%	24	—	—	—	24
Total	$30	$17	$5	$40	$92

RILA
0.00%-1.50%	$10	$—	$7	$—	$17
1.51%-2.50%	$—	$—	$—	$—	—
Greater than 2.50%	—	—	—	—	—
Total	$10	$—	$7	$—	$17

Closed Block Life
0.00%-1.50%	$—	$—	$—	$—	$—
1.51%-2.50%	—	—	—	—	—
Greater than 2.50%	4,566	1,868	619	14	7,067
Total	$4,566	$1,868	$619	$14	$7,067

Closed Block Annuity
0.00%-1.50%	$—	$—	$—	$—	$—
1.51%-2.50%	—	—	1	10	11
Greater than 2.50%	980	159	21	—	1,160
Total	$980	$159	$22	$10	$1,171

	December 31, 2021
	At Guaranteed	1 Basis Point-50	51 Basis Points-150	Greater Than 150
Range of Guaranteed Minimum Crediting Rate	Minimum	Basis Points Above	Basis Points Above	Basis Points Above	Total
Variable Annuities
0.00%-1.50%	$5,964	$34	$3	$—	$6,001
1.51%-2.50%	206	—	—	—	206
Greater than 2.50%	3,249	—	—	—	3,249
Total	$9,419	$34	$3	$—	$9,456

Fixed Annuities
0.00%-1.50%	$20	$62	$77	$—	$159
1.51%-2.50%	37	2	2	—	41
Greater than 2.50%	235	66	357	—	658
Total	$292	$130	$436	$—	$858

Fixed Indexed Annuities
0.00%-1.50%	$6	$20	$—	$—	$26
1.51%-2.50%	—	—	—	—	—
Greater than 2.50%	30	—	—	—	30
Total	$36	$20	$—	$—	$56

RILA
0.00%-1.50%	$1	$—	$—	$—	$1
1.51%-2.50%	—	—	—	—	—
Greater than 2.50%	—	—	—	—	—
Total	$1	$—	$—	$—	$1

Closed Block Life
0.00%-1.50%	$—	$—	$—	$—	$—
1.51%-2.50%	—	—	—	—	—
Greater than 2.50%	4,764	1,929	640	14	7,347
Total	$4,764	$1,929	$640	$14	$7,347

Closed Block Annuity
0.00%-1.50%	$—	$—	$—	$—	$—
1.51%-2.50%	—	—	1	10	11
Greater than 2.50%	1,032	171	21	—	1,224
Total	$1,032	$171	$22	$10	$1,235

11.     Separate Account Assets and Liabilities

This note is recast for the adoption of LDTI for 2022 and 2021.

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (variable contracts with guarantees) either a) return of no less than total deposits made to the account adjusted for any partial withdrawals, b) total deposits made to the account adjusted for any partial withdrawals plus a minimum return, or c) the highest account value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (guaranteed minimum death benefits, or "GMDB"), at annuitization ("GMIB"), upon the depletion of funds ("GMWB") or at the end of a specified period ("GMAB"). These guarantees are classified as market risk benefits. See Note 12 of the Notes to Consolidated Financial Statements for more information regarding market risk benefits.

The separate account assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for separate account liabilities. At December 31, 2022 and December 31, 2021, the assets and liabilities associated with variable life and annuity contracts were $196 billion and $249 billion, respectively. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company.

Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the Consolidated Income Statements. Amounts assessed against the contract holders for mortality, variable annuity benefit guarantees, administrative, and other services are reported in revenue as fee income.

Included in the separate account assets and liabilities described above is a Jackson issued group variable annuity contract designed for use in connection with and issued to the Company’s Defined Contribution Retirement Plan. These deposits are allocated to the Jackson National Separate Account - II, which had balances of $285 million and $390 million at December 31, 2022 and 2021, respectively. The Company receives administrative fees for managing the funds. These fees are recorded as earned and included in fee income in the Consolidated Income Statements.

The following table presents the roll-forward of the separate account balance for variable annuities (in millions):

	December 31,
	2022	2021
Balance as of beginning of year	$248,469	$218,618
Deposits	12,288	17,588
Surrenders, withdrawals and benefits	(14,554)	(18,272)
Net transfer from (to) general account	(870)	384
Investment performance	(47,150)	32,621
Policy charges and other	(2,633)	(2,470)
Balance as of end of year, gross	$195,550	$248,469

Cash surrender value (1)	$190,243	$242,656
(1) Cash surrender value represents the amount of the contract holder’s account balances distributable at the balance sheet date less applicable surrender charges.

The following table presents the reconciliation of the separate account balance in the Consolidated Balance Sheets (in millions):

	December 31,
	2022	2021
Variable Annuities	$195,550	$248,469
Other Product Lines	356	480
Total	$195,906	$248,949

The following table presents aggregate fair value of assets, by major investment asset category, supporting separate accounts (in millions):

	December 31,
	2022	2021
Variable Annuities By Fund Type
Equity	$132,547	$171,813
Bond	19,155	24,059
Balanced	40,797	50,534
Money Market	3,051	2,063
Total Variable Annuities	195,550	248,469
Other Product Lines	356	480
Total Separate Accounts	$195,906	$248,949

12.    Market Risk Benefits

This note is recast for the adoption of LDTI for 2022 and 2021.

Contracts or contract features that provide protection to the contract holder from capital market risk and expose the Company to other-than-nominal capital market risk are classified as MRBs.

All long-duration insurance contracts and certain investment contracts are subject to MRB evaluation. MRBs are measured at fair value at the contract level and can be in either an asset or liability position. For contracts that contain multiple MRB features, the MRBs are valued together as a single compound MRB. Market risk benefit assets and Market risk benefits liabilities are reported separately on the Consolidated Balance Sheets.

Changes in fair value are reported in Net (gains) losses on market risk benefits on the Consolidated Income Statements. However, the change in fair value related to our own non-performance risk is reported as a component of other comprehensive income in Change in non-performance risk on market risk benefits on the Consolidated Statements of Comprehensive Income (Loss).

A description of the items effecting the change in fair value by category is as follows:
• Changes in interest rates — movement in risk free rates (impacts both assumed future separate account returns and discounting of cash flows)
• Fund performance — separate account returns gross of fees
• Change in equity index volatility — movement in implied volatility
• Expected policyholder behavior — policyholder behavior as assumed in reserving
• Actual policyholder behavior different than expected — difference between actual behavior during the period versus assumed behavior
• Time — effect of passage of time including reduction to separate account balances from fees, the change in proximity of future cash flows, and impacts to policy features such as bonus credits
• Change in assumptions — changes in assumptions resulting from our periodic review
• Change in non-performance risk — changes in Jackson’s own credit spread

See Note 6 of the Notes to Consolidated Financial Statements for more information regarding fair value measurements.

Additionally, when an annuitization occurs (for annuitization benefits) or upon extinguishment of the account balance (for withdrawal benefits), the balance related to the MRB is derecognized and the amount deducted (after derecognition of any related amount included in accumulated other comprehensive income) is used in the calculation of the liability for future policy benefits for the resulting payout annuity.

Variable Annuities

Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. These guaranteed benefit features, as well as the reinsurance recoverable on the Company’s guaranteed minimum income benefits (“GMIB”), are classified as MRBs and measured at fair value. The Company discontinued offering the GMIB in 2009 and GMAB in 2011.

Variable annuity guaranteed benefit features classified as MRBs, which have explicit fees, are measured using the attributed fee method. Under the attributed fee method, fair value is measured as the difference between the present value of projected future liabilities and the present value of projected attributed fees. At the inception of the contract, the Company attributes to the MRB a portion of total fees expected to be assessed against the contract holder to offset the projected claims over the lifetime of the contract. The attributed fee is expressed as a percentage of total projected future fees at inception of the contract. This percentage of total projected fees is considered a fixed term of the MRB feature and is held static over the life of the contract. This percentage may not exceed 100% of the total projected contract fees as of contract inception. As the Company may issue contracts that have projected future liabilities greater than the projected future guaranteed benefit fees at issue, the Company may also attribute mortality and expense charges when performing this calculation. In subsequent valuations, both the present value of future projected liabilities and the present value of projected attributed fees are remeasured based on current market conditions and policyholder behavior assumptions.

Fixed Index Annuities

The longevity riders issued on fixed index annuities are classified as MRBs and measured at fair value. Similar to the variable annuity guaranteed benefits features, these contracts have explicit fees and are measured using the attributed fee method. The Company attributes a percentage of total projected future fees expected to be assessed against the policyholder to offset the projected future claims over the lifetime of the contract. If the fees attributed are insufficient to offset the claims at issue, the shortfall is borrowed from the host contract rather than recognizing a loss at inception.

RILA

RILA guaranteed benefit features are classified as MRBs and measured at fair value. Unlike variable or fixed index annuities, RILA products do not have explicit fees and are measured using an option-based method. The fair value measurement represents the present value of future claims payable by the MRB feature. At inception, the value of the MRB is deducted from the value of the contract resulting in no gain or loss.

The following table presents the reconciliation of the market risk benefits balance in the Consolidated Balance Sheets (in millions):

	December 31, 2022			December 31, 2021
	Variable	Other		Variable	Other
	Annuities	Product Lines	Total	Annuities	Product Lines	Total
Market risk benefit - (assets)	$(4,856)	$(9)	$(4,865)	$(1,658)	$(6)	$(1,664)
Market risk benefit - liabilities	5,623	39	5,662	7,939	94	8,033
Market risk benefit - net liabilities	$767	$30	$797	$6,281	$88	$6,369

The following table presents the roll-forward of the net (assets) liabilities of the market risk benefits for variable annuities (in millions):

	Years Ended December 31,
	2022	2021
Net liability balance, beginning of year	$6,281	$9,908
Net liability beginning of year cumulative effect of changes in non-performance risk	326	743
Net liability balance, beginning of year, before effect of changes in non-performance risk	6,607	10,651
Effect of changes in interest rates	(14,137)	(3,193)
Effect of fund performance	6,432	(2,388)
Effect of changes in equity index volatility	1,576	(45)
Effect of expected policyholder behavior	532	412
Effect of actual policyholder behavior different from expected	(230)	(747)
Effect of time	1,707	1,901
Effect of changes in assumptions	465	16
Net liability balance, end of year, before effect of changes in non-performance risk	2,952	6,607
Net liability end of year cumulative effect of changes in non-performance risk	(2,185)	(326)
Net liability balance, end of year, gross	767	6,281

Reinsurance recoverable on market risk benefits at fair value, end of year	(183)	(284)
Net liability balance, end of year, net of reinsurance	584	5,997

Weighted average attained age (years) (1)	69	68
Net amount at risk (2)	$15,592	$3,404
(1) Weighted-average attained age is defined as the average age of policyholders weighted by account value.
(2) Net amount at risk (NAR) is defined as of the valuation date for each contract as the greater of Death Benefit NAR (DBNAR) and Living Benefit NAR (LBNAR), as applicable, where DBNAR is the GMDB benefit base in excess of the account value, and the LBNAR is the actuarial present value of guaranteed living benefits in excess of the account value.
The significant assumptions used in the MRB fair value calculations are discussed in Note 6 of the Notes to Consolidated Financial Statements. The use of models and assumptions used to determine fair value of MRBs requires a significant amount of judgement. As such, we have undertaken a comprehensive review of the significant assumptions used.

During 2022, the following notable changes were made to the inputs to the fair value estimates of the MRB calculations:
• Assumed mortality rates for certain policies were increased as a result of trends in actual mortality experience within those blocks of business, which resulted in an increase in the MRB reserve.
• Assumed lapse rates were reduced to capture recent trends in actual lapse experience and to reflect a strengthening of the risk margin, which resulted in an increase in the MRB reserve.
• An update was made in the GMWB utilization modeling framework to allow for more direct modeling of certain product features and risk margins were strengthened to reflect the credibility associated with the increased granularity of the parameterization, which resulted in a net increase in the MRB reserve. No adjustments were made to the GMIB utilization rates.
• Assumed GMWB withdrawal rates were increased as a result of trends in actual experience, which resulted in an increase in the MRB reserve. Minor adjustments were made to the free partial withdrawal rates on policies without a GMWB with no material impact on the resulting MRB reserve.
• The non-performance risk adjustment increased as a result of increasing credit spreads, which resulted in a decrease in the MRB reserve that was recorded within OCI.
• There were no changes made to assumed long-term equity volatility.
• Increases in interest rates led to higher assumed separate account returns and higher discount rates, which resulted in a decrease in the MRB reserve.
• Decreases in equity markets led to lower separate account fund performance and an increase in future projected benefits, which resulted in an increase in the MRB reserve.
• Increases in equity index volatility led to lower assumed separate account returns, which resulted in an increase in the MRB reserve.

During 2021, the following notable changes were made to the inputs to the fair value estimates of the MRB calculations:
• Assumed mortality rates were adjusted downward slightly at older ages to better align with actual mortality experience, which resulted in a slight increase in the MRB reserve.
• While lapse experience has generally stabilized in recent years, assumed lapse rates were reduced in specific segments of the structure to align more closely with experience, which resulted in an increase in the MRB reserves.
• Assumed GMWB utilization rates were reduced in certain segments of the benefit structure to reflect emerging experience, which resulted in a decrease in the MRB reserve. No adjustments were made to the GMIB utilization rates.
• Assumed GMWB withdrawal rates were increased as a result of trends in actual experience, which resulted in an increase in the MRB reserve. Minor adjustments were made to the free partial withdrawal rates on policies without a GMWB with no material impact on the resulting MRB reserve.
• The non-performance risk adjustment decreased as a result of narrowing credit spreads, which resulted in an increase in the MRB reserve that was recorded within OCI.
• There were no changes made to assumed long-term equity volatility.
• Increases in interest rates led to higher assumed separate account returns and higher discount rates, which resulted in a decrease in the MRB reserve.
• Increases in equity markets led to higher separate account fund performance and a decrease in future projected benefits, which resulted in a decrease in the MRB reserve.
• Changes in equity index volatility were mixed throughout the year, which resulted in only minor impacts to the MRB reserve.

13.    Long-Term Debt

Liabilities for the Company’s debt are primarily carried at an amount equal to the principal balance net of any unamortized original issuance discount or premium. Original issuance discount or premium and any debt issue costs, if applicable, are recognized as a component of interest expense over the period the debt is expected to be outstanding.

The aggregate carrying value of long-term debt was as follows (in millions):

	December 31,
	2022	2021
Long-Term Debt
Surplus notes	$408	$427
FHLBI bank loans	62	67
Total long-term debt	$470	$494
At December 31, 2022, the above borrowings were all due after five years.

Surplus Notes

Under Michigan insurance law, for statutory reporting purposes, the surplus notes are not part of the legal liabilities of the Company and are considered surplus funds. Payments of interest or principal may only be made with the prior approval of the Michigan Director of Insurance and only out of surplus earnings which the director determines to be available for such payments under Michigan insurance law.

On March 15, 1997, the Company issued 8.2% surplus notes in the principal amount of $250 million due March 15, 2027. These surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims and may not be redeemed at the option of the Company or any holder prior to maturity. Interest is payable semi-annually on March 15th and September 15th of each year. Interest expense on the notes was $20 million, $20 million, and $21 million for the years ended December 31, 2022, 2021 and 2020, respectively.

In conjunction with a reserve financing transaction, Squire Re II issued a surplus note (the "Squire Surplus Note") to an affiliate. The Squire Surplus Note matures December 30, 2031 and bears interest at 4.4%, payable quarterly. Interest expense on the Squire Surplus Note was $6 million, $8 million, and $10 million for the years ended December 31, 2022, 2021 and 2020, respectively.

FHLB Loans

The Company received loans of $50 million from the FHLBI under its community investment program in both 2015 and 2014, which amortize on a straight-line basis over the loan term. The weighted average interest rate on these loans was 1.7% and 0.1% for the years ended December 31, 2022 and 2021, respectively.

The outstanding balance on these loans was $62 million and $67 million at December 31, 2022 and 2021, respectively. At December 31, 2022 and 2021, the loans were collateralized by mortgage-related securities and commercial mortgage loans with a carrying value of $96 million and $95 million, respectively.

14.     Federal Home Loan Bank Advances

The Company entered into an advance program with the FHLBI in which interest rates were either fixed or variable based on the FHLBI cost of funds or market rates. Advances of nil were outstanding at both December 31, 2022 and 2021 and were recorded in other liabilities.

15.     Income Taxes

U.S. Tax Law Changes

On August 16, 2022, President Biden signed the Inflation Reduction Act of 2022 (“IRA”) into law. The IRA includes a new Federal alternative minimum tax (“AMT”), effective in 2023, that is based on 15% of an applicable corporation’s adjusted financial statement income (“AFSI”). A corporation will be subject to the AMT if its average pre-tax AFSI over three prior years (starting with 2020-2022) is greater than $1 billion (an “applicable corporation”). Upon becoming an applicable corporation, an entity will remain so for all future years, except under limited circumstances. The corporation’s AMT liability is payable to the extent the AMT liability exceeds regular corporate income tax. However, any AMT paid would be indefinitely available as a credit carryover that could reduce future regular corporate income tax in excess of AMT. We believe that we will be an applicable corporation starting in 2023. That determination is based on interpretations and assumptions we have made regarding the AMT provisions of the IRA, which may change once regulatory guidance is issued. As of December 31, 2022, we have not recorded any provision for the AMT. The U.S. Department of the Treasury is expected to issue regulatory guidance throughout 2023.

The IRA also creates a 1% excise tax on stock buybacks of publicly-traded U.S. corporations. Starting in 2023, such excise tax generally applies if a company repurchases in excess of $1 million worth of its stock in any given calendar year. The impact of this provision will be dependent on the extent of share repurchases made in future periods. It is anticipated that there will be no impact to the Company as any excise tax incurred on corporate stock repurchases will not be reported as income tax expense and generally will be recognized as part of the cost basis of the treasury stock recorded by Jackson Financial.

On March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act, “the CARES ACT”, was signed into legislation. The CARES ACT includes tax provisions relevant to businesses that during 2020 impacted taxes related to 2018 and 2019. Some of the significant changes are reducing the interest expense disallowance for 2019 and 2020, allowing the five-year carryback of net operating losses for 2018-2020, suspension of the 80% limitation of taxable income for net operating loss carryforwards for 2018-2020, and the acceleration of depreciation expense from 2018 and forward on qualified improvement property. In 2020, the Company recognized a tax benefit of $16 million as a result of the CARES ACT. In addition, the Taxpayer Certainty & Disaster Tax Relief Act was enacted on December 27, 2020. There was no impact to taxes from this legislation in 2021 or 2020.

Effective Tax Rate

The components of the provision for federal, state and local income taxes were as follows (in millions, recast for the adoption of LDTI for 2022 and 2021):

	Years Ended December 31,
	2022	2021	2020
Current tax expense (benefit)
Federal	$(43)	$(78)	$(67)
State and local	1	(3)	2
Total current tax expense (benefit)	(42)	(81)	(65)
Deferred tax expense (benefit)
Federal	1,513	736	(703)
State and local	59	25	(73)
Total deferred tax expense (benefit)	1,572	761	(776)
Total income taxes	$1,530	$680	$(841)

For the tax year ended December 31, 2021, current tax benefit includes $24 million benefit of net interest related to tax refunds and $3 million benefit for the reversal of the uncertain tax position.

The federal income tax provisions differ from the amounts determined by multiplying pretax income attributable to the Company by the statutory federal income tax rate of 21% were as follows (in millions, recast for the adoption of LDTI for 2022 and 2021):

	Years Ended December 31,
	2022	2021	2020
Income taxes at statutory rate	$1,645	$872	$(503)
State income taxes (1)	48	18	(56)
Dividends received deduction	(142)	(146)	(158)
U.S. federal tax reform impact (2)	—	—	(16)
Foreign and other tax credits (3)	(24)	(46)	(61)
Prior year deferred tax benefit	—	—	(53)
Other (4)	3	(18)	6
Income tax (benefit) expense	$1,530	$680	$(841)
Effective tax rate	19.5%	16.3%	35.1%
(1) For the year ended December 31, 2020, includes a benefit of $33 million relating to prior periods.
(2) For the year ended December 31, 2020, the benefit is the result of the CARES Act.
(3) For the years ended December 31, 2022, 2021 and 2020, this primarily represents the benefit from foreign tax credits generated by the fund investments of the variable life and annuity contracts.
(4) Aggregation of insignificant reconciling items that are less than 5% of the computed income tax expense (benefit).

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to tax. The DRD for the current period was estimated using information from the prior year and estimates of current year investments results. The actual current year DRD can vary based on factors including, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

Income Taxes Paid

Income taxes paid (refunded) were $(2) million, $(390) million, and $(4) million in 2022, 2021 and 2020, respectively. The income taxes refunded in 2021 include $(314) million of taxes and $(24) million of net interest related to the IRS audit that closed during the year and $(51) million of refunds from the overpayment of 2020 taxes in 2021.

Deferred Taxes and Assessment of Valuation Allowance

The tax effects of significant temporary differences that gave rise to deferred tax assets and liabilities were as follows (in millions, recast for the adoption of LDTI):

	December 31,
	2022	2021
Gross deferred tax asset
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items	$1,647	$3,306
Employee benefits	135	151
Derivative investments	789	1,129
Net unrealized losses	1,359	—
Net operating loss carryforward	547	284
Other	73	11
Total gross deferred tax asset	4,550	4,881
Valuation allowance	(900)	—
Gross deferred tax asset, net of valuation allowance	$3,650	$4,881
Gross deferred tax liability
Difference between financial reporting and the tax basis of:
Deferred acquisition costs and sales inducements	$(2,584)	$(2,701)
Other investment items	(789)	(22)
Net unrealized gains	—	(469)
Other	(29)	(18)
Total gross deferred tax liability	(3,402)	(3,210)
Net deferred tax asset	$248	$1,671

Deferred income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the effects of recording certain invested assets at market value, the deferral of acquisition costs and sales inducements and the provisions for future policy benefits and expenses. Deferred tax assets and liabilities are measured using the tax rates expected to be in effect when such benefits are realized.

In 2016, the Company reached an agreement with the IRS regarding the taxation of hedging activities. This agreement requires the current taxation of all unrealized gains and losses on hedge-related investments, but then defers two-thirds of the amount ratably over the following two years. Accordingly, there is an acceleration of taxes incurred currently and a related offset to the taxes being deferred.

The Company is required to evaluate the recoverability of its deferred tax assets and establish a valuation allowance, if necessary, to reduce its deferred tax asset to an amount that is more-likely-than-not to be realizable. Considerable judgment and the use of estimates are required when determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. When evaluating the need for a valuation allowance, the Company considers many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.

The Company utilized a three-year rolling calculation of actual comprehensive income before taxes adjusted for permanent items to measure the cumulative losses in recent years. In 2020, the Company entered into a funds withheld coinsurance agreement with Athene. The cumulative comprehensive income includes items that are not indicative of the Company’s ability to generate future taxable income. As such, an adjustment was made to exclude the change in AOCI not attributable to the funds withheld coinsurance agreement with Athene. The change in AOCI attributable to these assets is excluded because our invested assets are generally invested to closely match the duration of our liabilities, which are longer duration in nature, and therefore the Company believes that the period-to-period fair market value fluctuations in AOCI are inconsistent when analyzing trends in our business. The changes in AOCI within the funds withheld account related to the Athene Reinsurance Transaction are not excluded because they offset the related earnings from the Athene Reinsurance Transaction included in pre-tax income, and this appropriately results in removing the impact from the Athene Reinsurance Transaction from the cumulative income test which economically should be minimal over the life of the reinsured business. Based on these factors, it is reasonable for the Company rely on the estimated projection of future income as evidence in assessing the sources of taxable income available to realize the benefit of deferred tax assets.

The Company evaluated each component of the deferred tax asset and assessed the effects of limitations and/or interpretations on the value of such components to be fully recognized in the future. The Company also evaluated the likelihood of sufficient taxable income in the future to offset the available deferred tax assets based on evidence considered to be objective and verifiable. Based on the analysis at December 31, 2022 and 2021, the Company concluded that it is more-likely-than-not, that the $248 million and $1,671 million, respectively, of net deferred tax assets will be realized through future projected taxable income.

For the year ended December 31, 2022, recent changes in market conditions, including rising interest rates, impacted the unrealized tax gains and losses in the available for sale securities portfolio resulting in deferred tax assets related to net unrealized tax capital losses for the Company. The deferred tax asset relates to the unrealized losses for which the carryforward period has not yet begun, and as such, when assessing its recoverability, we consider our ability and intent to hold the underlying securities to recovery, our capital loss carryback capacity, along with reversing capital deferred tax liabilities. As of December 31, 2022, based on all available evidence, we concluded that a valuation allowance should be established on a portion of the deferred tax asset related to unrealized losses that are not more-likely-than-not to be realized. The valuation allowance against deferred taxes at December 31, 2022 of $900 million and at December 31, 2021 of nil is against the portion of the net unrealized tax capital losses in the Company’s available for sale securities portfolio not more-likely-than-not realizable. All of the valuation allowance establishment was allocated to other comprehensive income. The net change in the total valuation allowance for the year ended December 31, 2022 and December 31, 2021 was an increase of $900 million and nil, respectively.

Carryforwards

The following table sets forth the amount and expiration dates of federal and state operating, capital loss and tax credit carryforwards for tax periods indicated. Included in the table is a Section 382 loss carryforward attributable to a previous acquisition. Section 382 of the Internal Revenue Code imposes limitations on the utilization of net operating loss carryforwards. The Section 382 limitation is an annual limitation on the amount of pre-acquisition net operating losses that a corporation may use to offset post-acquisition income. Section 382 further limits certain unrealized built-in losses at the time of acquisition.

	December 31,
	2022	2021
Federal net operating and capital loss carryforwards (1)	$2,377	$1,178
Section 382 net operating loss from previous acquisition (2)	137	137
State net operating and capital loss carryforwards (3)	347	158
Foreign Tax Credit (4)	44	—
Alternative Minimum Credit (5)	6	6
Total	$2,911	$1,479

(1) Unlimited carryforward
(2) Begins to expire in 2026 with annual limitation of approximately $21 million.
(3) For the year ended December 31, 2022, includes $124 million with expiration of 0-20 years, and with $223 million unlimited carryforward.
(4) 10-year carryforward.
(5) Subject to Section 383 limitations.

Accounting for Uncertainty in Income Taxes

The Company determines whether a tax position is more likely than not to be sustained upon examination by tax authorities. The portion of a tax position that is greater than the 50% likelihood of being realized is recorded on the financial statements and any unrecognized part of a position due to uncertainties are recorded as a liability and are charged to income tax in the period that determination is made. The Company has considered both permanent and temporary positions in determining the unrecognized tax benefit. At December 31, 2022, the Company held no reserves related to unrecognized tax benefits. For the year ended December 31, 2021, the Company decreased the reserve by $2 million related to a change in the calculation of its tax basis reserves as a result of the lapse of the statute of limitations, which resulted in no reserves related to unrecognized tax benefits at December 31, 2021.

The Company recognizes interest and penalties accrued, if any, related to unrecognized tax benefits as a component of income tax (benefit) expense. The Company did not recognize any interest and penalty expense in 2022, 2021 or 2020. For 2022 and 2021, the Company did not accrue any amounts for interest expense. For 2022 and 2021, the Company did not accrue any amounts for penalties.

Based on information available as of December 31, 2022, the Company believes that, in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease.

Tax Examinations and Litigation

The Company is no longer subject to U.S. federal tax examinations by tax authorities for years prior to 2018. Tax years from 2018 to 2022 remain open under the statute of limitations. Certain of the Company’s subsidiaries’ state income tax returns are currently under examination by various jurisdictions for years ranging from 2018 to 2021. The Company does not anticipate any material changes from any of these audits.

Organization and Tax Sharing Agreements
The Company's parent, Brooke Life, files a consolidated U.S. Federal income tax return including the life insurance subsidiaries Jackson, JNY, and Squire Re II. The Company also files income tax returns with various state and local jurisdictions, as well as certain foreign jurisdictions. Jackson National Life (Bermuda) LTD and VFL International Life Company SPC, LTD are taxed as controlled foreign corporations of Jackson. With the exception of several insignificant wholly-owned subsidiaries that are not included in the Brooke Life consolidated tax return, all other subsidiaries of Jackson are limited liability companies with all of their interests owned by Jackson. Accordingly, they are not considered separate entities for income tax purposes and, therefore, are taxed as part of the operations of Jackson. Income tax expense is calculated on a separate company basis.

Brooke Life, Jackson, JNY, and Squire Re II have entered into written tax sharing agreements. These tax sharing agreements are generally based on a separate return basis with benefits for credits and losses.

16.    Commitments and Contingencies

In the ordinary course of business, the Company and its subsidiaries are parties to legal actions and, at times, regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate their impact on the Company’s financial position. A reserve is established for contingent liabilities if it is probable that a loss has been incurred and the amount is reasonably estimable. It is possible that an adverse outcome in certain of the Company’s contingent liabilities, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company’s financial position. However, it is the opinion of management that the ultimate disposition of contingent liabilities is unlikely to have a material adverse effect on the Company’s financial position. Jackson has been named in civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers including allegations of misconduct in the sale of insurance products. The Company accrues for legal contingencies once the contingency is deemed to be probable and reasonably estimable.

At December 31, 2022, the Company had unfunded commitments related to its investments in limited partnerships and limited liability companies totaling $1,398 million. At December 31, 2022, unfunded commitments related to fixed-rate mortgage loans and other debt securities totaled $1,169 million.

17.    Leases

The Company leases office space and equipment under operating leases that expire at various dates through 2051. The Company determines if a contract is a lease at inception or modification. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option. Right-of-use (“ROU”) assets represent the right to use an underlying asset for the lease term and corresponding lease liabilities represent the obligation to make lease payments arising from the lease. ROU assets and liabilities are determined using the Company’s incremental borrowings rate based upon information available at lease commencement. Certain lease incentives such as free rent periods are recorded as a reduction of the ROU asset. Lease costs for operating leases are recognized on a straight-line basis over the life of the lease.

The Company has lease agreements with lease and non-lease components. The Company elected the practical expedient to combine lease and non-lease components for certain real estate leases.

Variable lease expenses may include changes in index-linked lease payments and certain variable operating expenses associated with real estate leases. These payments are recognized in operating expenses in the period incurred.

At December 31, 2022 and 2021, the Company had operating lease net ROU assets of $11 million and $14 million and associated lease liabilities of $18 million and $23 million, respectively, classified within other assets and other liabilities, respectively. Net lease expense was $42 million, $30 million, and $22 million in 2022, 2021 and 2020, respectively, including expenses associated with software leases.

The following table summarizes the components of operating lease costs and other information related to operating leases recorded within operating costs and other expenses, net of deferrals, (in millions):

	Years Ended December 31,
	2022	2021	2020
Lease Cost:
Operating leases (1)	$6	$7	$11
Variable lease costs	2	2	2
Sublease income	(3)	(4)	(5)
Net Lease Cost	$5	$5	$8

Other Information:
Cash paid for amounts included in the measurement of operating lease liability	$6	$7	$10
Weighted average lease term	5 years	5 years	6 years
Weighted average discount rate	3.7%	3.6%	3.6%
(1)     Operating lease costs exclude software leases, as intangible assets are excluded from the scope of Accounting Standard Codification 842, Leases.

At December 31, 2022, the maturities of operating lease liabilities were as follows (in millions):

2023	$6
2024	5
2025	3
2026	3
2027	1
Thereafter	2
Total	$20
Less: interest	2
Present value of lease liabilities	$18

18.    Share-Based Compensation

Prudential Share Plans

Historically, certain associates participated in various share award plans relating to Prudential shares and/or American Depositary Receipts (“ADRs”) that were tradable on the New York Stock Exchange. Outstanding non-vested Prudential ADRs granted as of December 31, 2020 were 4,728,473. In 2021, these plans were replaced through a re-issuance under Jackson Financial’s 2021 Omnibus Incentive Plan (the “Incentive Plan”) and the remaining outstanding Prudential awards were exchanged for Jackson Financial awards under the new Incentive Plan as further described below.

2021 Omnibus Incentive Plan

In April 2021, Jackson Financial’s Board of Directors adopted, and Jackson Financial’s shareholders approved, the Incentive Plan. This Incentive Plan became effective following the completion of the Demerger and replaced the Prudential Share Plans. The outstanding unvested awards previously issued under the Prudential Share Plans were exchanged for equivalent awards of shares of Jackson Financial’s Class A Common Stock under the Incentive Plan, with a grant date of October 4, 2021. The performance conditions of the awards were modified, based on U.S. GAAP based metrics, rather than International Financial Reporting Standards ("IFRS"). The incremental compensation cost resulting from the modifications will be recognized ratably over the remaining requisite service period of each award.

The Incentive Plan allows for stock-based awards including stock options, stock appreciation rights, restricted share awards, performance share awards, and deferred share units. The Incentive Plan has a ten-year term, expiring in September 2031. Jackson Financial currently has Restricted Share Unit and Performance Unit equity-based compensation awards outstanding. Dividend equivalents are generally accrued on restricted share units and performance share units outstanding as of the record date. These dividend equivalents are paid only on restricted share units and performance share units that ultimately vest. Generally, the requisite service period is the vesting period. In the case of retirement (eligibility for which is based on the associate's age and years of service as provided in the relevant award agreement), awards vest in full, but are subject to the satisfaction of any applicable performance criteria and paid in line with the original vesting date.

The Company reflects the cash settled awards of the above Incentive Plan as a liability classified plan and, therefore, reports the accrued compensation expense and the value of the cash settled awards within other liabilities. At December 31, 2022 and 2021, the Company had accrued $65 million and $61 million, respectively, for future payments under this plan, respectively. Jackson Financial allocates a portion of the compensation expense associated with the share-settled awards to Jackson, which Jackson settles with Jackson Financial monthly, on a one-month lag.

Restricted Share Units ("RSUs")

Jackson Financial grants RSUs to certain associates and non-employee directors. The majority of associate RSUs are expected to vest in three equal installments on the first through third anniversaries of the grant date over a 3-year service period, subject to forfeiture and transfer restrictions, and are payable in cash or shares of Jackson Financial common stock at Jackson Financial’s discretion. The associate awards granted in 2021 will have a shortened, 30-month vesting period. In addition, 1 and 2-year awards were issued in connection with Jackson Financial's Demerger. RSUs have immediate dividend rights and voting rights upon issuance of underlying shares when the share units vest. In lieu of cash dividend payments, the dividends on unvested RSUs are awarded in additional units equal to the value of the dividends and are subject to the same vesting and distribution conditions as the underlying RSU.

Outstanding non-vested liability classified RSUs granted to associates were as follows:

Year Ended December 31, 2022	Cash-Settled
	RSUs	Weighted-Average Grant Date Fair Value per Share
Non-vested at beginning of period	1,568,395	$26.09
Granted (1)	919,084	$38.71
Vested	(680,089)	$26.93
Forfeited	(75,859)	$28.48
Non-vested at end of period	1,731,531	$32.77

Year Ended December 31, 2021	Cash-Settled
	RSUs	Weighted-Average Grant Date Fair Value per Share
Non-vested at beginning of period	—	$—
Granted (1)	1,338,880	$26.57
Vested	—	$—
Forfeited	(5,177)	$26.41
Re-issuance due to modification	234,692	$26.41
Non-vested at end of period	1,568,395	$26.09

(1) Includes dividend equivalents granted in the current period on awards outstanding

Performance Share Units ("PSUs")

Jackson Financial grants PSUs to certain associates. PSU vesting is contingent on meeting a specified service requirement and the level of achievement of performance conditions. The PSU awards entitle recipients to receive, upon vesting, a number of units that range from 0% to 200% of the number of PSUs awarded, depending on the level of achievement of the specified performance conditions. The awards are generally expected to vest after a period of three years, subject to forfeiture and transfer restrictions, and are payable in cash or shares of Jackson Financial common stock at Jackson Financial’s discretion. However, the awards granted in 2021 will have a shortened, 30-month vesting period. Award recipients have immediate dividend rights and voting rights upon issuance of underlying shares when the share units vest. The dividends on unvested PSUs are awarded in additional units equal to the value of the dividends and are subject to the same vesting and distribution conditions as the underlying PSUs. The modified PSU awards retained their vesting and performance conditions, modified based on U.S. GAAP based metrics, rather than IFRS.

Outstanding non-vested liability classified PSUs granted were as follows:

Year Ended December 31, 2022	Cash-Settled
	PSUs	Weighted-Average Grant Date Fair Value per Share
Non-vested at beginning of period	1,519,122	$26.56
Granted (1)	217,270	$37.81
Vested	(525,143)	$26.63
Forfeited	(81,196)	$26.76
Non-vested at end of period	1,130,053	$28.67

(1) Includes dividend equivalents granted in the current period on awards outstanding

Year Ended December 31, 2021	Cash-Settled
	PSUs	Weighted-Average Grant Date Fair Value per Share
Non-vested at beginning of period	—	$—
Granted (1)	219,139	$27.44
Vested	—	$—
Forfeited	(3,087)	$26.41
Re-issuance due to modification	1,303,070	$26.41
Non-vested at end of period	1,519,122	$26.56

(1) Includes dividend equivalents granted in the current period on awards outstanding

Compensation Cost

The Company charges the fair value of the RSUs and PSUs to expense over the requisite service period. The fair value of equity-classified RSUs and PSUs is based on the price of Jackson Financial’s common stock on the grant date. The fair value of liability-classified RSUs and PSUs is based on the price of Jackson Financial’s common stock as of the reporting date. For performance-based awards, Jackson Financial estimates the number of shares expected to vest at the end of the performance period based on the probable achievement of the performance objectives. RSUs have graded vesting features and the Company recognizes expense for those awards on a straight-line basis over the requisite service period. Jackson Financial recognizes forfeitures as they occur when recognizing share-based compensation expense.

Total expense related to these share-based plans was as follows (in millions):

	For the Years Ended December 31,
	2022	2021	2020
Compensation expense recognized	$118	$97	$44
Income tax benefit recognized	$23	$19	$9

Unrecognized compensation cost for RSUs and PSUs under the Incentive Plan as of December 31, 2022 was $44 million with a weighted average recognition period of 1.09 years.

19.    Other Related Party Transactions

The Company's investment portfolio is managed by PPM America, Inc. ("PPM"), a registered investment adviser, and an indirect, wholly-owned subsidiary of Jackson Financial. The Company paid $58 million, $58 million, and $65 million for investment advisory services during the years ended December 31, 2022, 2021 and 2020.
The Company has entered into a shared services administrative agreement with PPM. Under the shared services administrative agreement, the Company charged $7 million, $6 million, and $9 million of certain management and corporate services costs in 2022, 2021 and 2020, respectively.

The Company provided a $75 million revolving credit facility to PPM. The loan is unsecured and matures in September 2028, accrues interest at Secured Overnight Financing Rate ("SOFR") plus 2% plus 0.12% spread adjustment, and has a commitment fee of 0.1% per annum. At both December 31, 2022 and 2021, the outstanding balance was $20 million. The highest outstanding loan balance during both 2022 and 2021 was $20 million.

The Company provides a $100 million revolving credit facility to Jackson Financial, an upstream holding company. The loan is unsecured and matures in December 2026, accrues interest at SOFR plus 2% plus 0.12% spread adjustment, and has a commitment fee of 0.1% per annum. There was no outstanding balance at both December 31, 2022 and 2021, respectively. The highest outstanding loan balance during 2022 and 2021 was nil and $30 million, respectively.
The Company has entered into a shared services administrative agreement with Jackson Financial. Under the shared services administrative agreement, the Company charged $18 million of certain management and corporate services costs in 2022.

The Company has a Master Repurchase Agreement with Jackson Financial, which allows for repurchase agreement transactions between the companies. There were no such borrowings during 2022. There was no outstanding balance as of December 31, 2022. Interest paid during 2022 was nil.

The Company provides a $20 million revolving credit facility to Jackson Holdings, LLC, an upstream holding company. The loan is unsecured, matures in June 2024, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.25% per annum. The outstanding balance at both December 31, 2022 and 2021 was nil. The highest outstanding loan balance during both 2022 and 2021 was nil.

The Company, through its PGDS subsidiary, provides various information security and technology services to certain Prudential affiliated entities. The Company recognized nil, $4 million, and $5 million of revenue during the years ended December 31, 2022, 2021 and 2020, associated with these services. This revenue is included in other income in the accompanying Consolidated Income Statements and is substantially equal to the costs incurred to provide the services, which are reported in operating costs and other expenses in the Consolidated Income Statements.

The investments in the segregated account related to the Coinsurance Agreement with Athene are subject to an investment management agreement between the Company and Apollo Insurance Solutions Group LP (“Apollo”), which merged with Athene in 2022. Apollo management fees, which are calculated and paid monthly in arrears, are paid directly from the funds withheld account, administered by Athene. Payments associated with these services were $83 million, $104 million, and $60 million during the years ended December 31, 2022, 2021 and 2020.

Receivables from Affiliates
Effective December 30, 2016, the Company executed a reserve financing transaction, whereby, for statutory reporting, the risk on $319 million of statutory basis redundant term life reserves was transferred to a third-party reinsurer. In conjunction with the transaction, Squire Re II financed the excess reserves through the Squire Surplus Note issued to an affiliate, Brier Capital LLC (“Brier”), in return for a note receivable from Brier (the “Financing Note”). Quarterly interest payments due under the Financing Note and the Squire Surplus Note are offset against each other and only the net amounts are due. The outstanding principal on the Financing Note and the Squire Surplus Note, each initially $344 million, are expected to increase or decrease in relation to changes in the excess reserves financed. The Financing Note, reported in Receivables from Affiliates, matures December 30, 2031 and bears interest at 4.0%. The outstanding balance of both the Financing Note and the Squire Surplus Note was $158 million and $177 million at December 31, 2022 and 2021, respectively.

20.    Statutory Accounting and Regulatory Matters

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred and establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

At December 31, 2022 and 2021, the Company’s statutory capital and surplus was $6.0 billion and $6.1 billion, respectively. Statutory net income (loss) of the Company was $3,688 million, $136 million, and $(1,933) million, in 2022, 2021 and 2020, respectively.

Under the Michigan Insurance Code of 1956, Jackson must notify the Michigan Director of Insurance prior to payment of any dividend. Ordinary dividends on capital stock may only be distributed out of earned surplus, excluding any unrealized capital gains and the effect of permitted practices (referred to as adjusted earned surplus). Ordinary dividends are also limited to the greater of 10% of statutory surplus as of the preceding year end, excluding any increase arising from the application of permitted practices, or the statutory net income, excluding any net realized investment gains, for the twelve-month period ended on the preceding December 31. The Michigan Director of Insurance may approve payment of dividends in excess of these amounts, which would be deemed an extraordinary dividend. The maximum amount that would qualify as an ordinary dividend, which would consequently be free from restriction and available for payment of dividends to Brooke Life in 2022, is estimated to be $3,688 million, subject to the availability of adjusted earned surplus as of the dividend date. At December 31, 2022, the Company had $943 million of adjusted earned surplus available for ordinary dividends. Ordinary dividends from the Company to its parent were nil in 2022, 2021, and 2020, respectively.

On February 24, 2023, the Michigan Department of Insurance and Financial Services (“DIFS”) approved a $450 million ordinary dividend to the Company’s parent, Brooke Life. In addition to the dividend, DIFS approved a $150 million return of capital to Brooke. The distributions to Brooke Life were remitted on March 1, 2023.

On March 1, 2022, the Company remitted a $600 million return of capital to Brooke.

Under Michigan insurance law, Value of Business Acquired ("VOBA") is reported as an admitted asset if certain criteria are met. Pursuant to Michigan insurance law, the Company reported nil and $33 million of statutory basis VOBA, at December 31, 2022 and 2021, respectively, which was fully admissible. At December 31, 2022, Jackson's statutory basis VOBA was nil as the balance was fully amortized in 2022.

The NAIC has developed certain risk-based capital (“RBC”) requirements for life insurance companies. Under those requirements, compliance is determined by a ratio of a company’s total adjusted capital (“TAC”), calculated in a manner prescribed by the NAIC to its authorized control level RBC, calculated in a manner prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice the authorized control level RBC (“Company action level RBC”). At December 31, 2022, the Company's TAC remained well in excess of the Company action level RBC.

In addition, on the basis of statutory financial statements that insurers file with the state insurance regulators, the NAIC annually calculates twelve financial ratios to assist state regulators in monitoring the financial condition of insurance companies. A usual range of results for each ratio is used as a benchmark and departure from the usual range on four or more of the ratios can lead to inquiries from individual state insurance departments. In 2022 and 2021, there were no significant exceptions with any ratios.

21.    Benefit Plans

The Company has a defined contribution retirement plan covering substantially all associates and certain affiliates. Effective January 1, 2020, associates are immediately eligible to participate in the Company’s matching contribution. To be eligible to participate in the Company’s profit-sharing contribution, an associate must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary. In addition, the associate must be employed on the applicable January 1 or July 1 entry date. The Company’s annual profit-sharing contributions, as declared by Jackson’s Board of Directors, are based on a percentage of eligible compensation paid to participating associates during the year. In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year. The Company’s expense related to this plan was $28 million, $28 million, and $30 million in 2022, 2021 and 2020, respectively.

The Company maintains non-qualified voluntary deferred compensation plans for certain associates and independent agents. At December 31, 2022 and 2021, the total aggregate liability for such plans was $469 million and $564 million, respectively, and was reported in other liabilities. The Company’s expense (income) related to these plans, including a match of elective deferrals for the agents’ deferred compensation plan and the change in value of participant elective deferrals, was $(47) million, $54 million, and $56 million in 2022, 2021 and 2020, respectively.

22.    Operating Costs and Other Expenses

The following table is a summary of the Company’s operating costs and other expenses (in millions):

	Years Ended December 31,
	2022	2021	2020
Asset-based commission expenses	$1,010	$1,126	$907
Other commission expenses	846	1,042	1,020
Deferral of acquisition costs	(628)	(796)	(735)
Sub-advisor expenses	337	400	336
General and administrative expenses	768	917	874
Athene ceding commission (1)	—	—	(1,202)
Total operating costs and other expenses	$2,333	$2,689	$1,200

(1) See Note 8 of the Notes to Consolidated Financial Statements for further information.

23.    Accumulated Other Comprehensive Income (Loss)

Comprehensive income (loss) includes all changes in shareholder's equity (except those arising from transactions with owners/shareholders) and includes net income, net unrealized gains or losses on available-for-sale securities, the impact of changes in the non-performance risk used in the remeasurement of market risk benefits, and the impact of changes in the discount rate used in the remeasurement of our reserves for future policy benefits and claims payable.

The following table represents changes in the balance of accumulated other comprehensive income (loss) ("AOCI"), net of income tax, related to unrealized investment gains (losses) (in millions, recast for the adoption of LDTI for 2022 and 2021):

	Years Ended December 31,
	2022	2021	2020
Balance, beginning of period (1)	$1,504	$3,960	$2,539

Change in accounting principle, net of tax	—	(391)	—
Other comprehensive income (loss):
Change in unrealized gains (losses) of investments	(8,253)	(1,821)	2,589
Change in current discount rate - reserve for future policy benefits (2)	1,664	507	—
Change in non-performance risk on market risk benefits	1,875	(424)	—
Change in unrealized gains (losses) - other	37	38	133
Change in deferred tax asset	111	370	(601)
Other comprehensive income (loss) before reclassifications	(4,566)	(1,330)	2,121
Reclassifications from AOCI, net of tax	(138)	(735)	(700)
Other comprehensive income (loss)	(4,704)	(2,065)	1,421
Balance, end of period (1)	$(3,200)	$1,504	$3,960
(1) Includes $(2,106) million and $287 million related to the investments held within the funds withheld account related to the Athene Reinsurance Transaction as of December 31, 2022 and December 31, 2021, respectively.
(2) Represents the impact of changes in the discount rate used in the remeasurement of our direct reserves for future policy benefits and claims payable, net of the remeasurement of ceded reserves for future policy benefits and claims payable.

The following table represents amounts reclassified out of AOCI (in millions, recast for the adoption of LDTI for 2022 and 2021):

AOCI Components	Amounts Reclassified from AOCI			Affected Line Item in the Consolidated Income Statement

	Years Ended December 31,
	2022	2021	2020
Net unrealized investment gain (loss):
Net realized gain (loss) on investments	$(175)	$(929)	$(1,142)	Net gains (losses) on derivatives and investments
Other impaired securities	—	(9)	10	Net gains (losses) on derivatives and investments
Net unrealized gain (loss)	(175)	(938)	(1,132)
Amortization of deferred acquisition costs	—	—	246
Reclassifications, before income taxes	(175)	(938)	(886)
Income tax expense (benefit)	(37)	(203)	(186)
Reclassifications, net of income taxes	$(138)	$(735)	$(700)

24.    Revision and Reclassifications of Prior Period Financial Statements

In 2022, the Company identified errors related to the classification of certain balances and amounts in line items of Consolidated Balance Sheets, Income Statements, and Statements of Cash Flows of its previously issued Consolidated Financial Statements. These errors consist of balances and amounts related to deferred sales inducement assets, liabilities for certain life-contingent annuities, sub-advisor fee expenses, and other operating expenses and do not impact previously reported net income, total equity, or net cash flows.

Management evaluated these errors and the impact to previously issued financial statements based upon SEC Staff Accounting Bulletin No. 99, Materiality, which has since been codified in Accounting Standards Codification (“ASC”) 250, Accounting Changes and Error Corrections. Based on this evaluation, management has concluded that the adjustments and impact of these errors are not material to any previously issued quarterly or annual financial statements. However, to improve the consistency and comparability of the financial statements, management has revised previously reported financial statement line items and related disclosures in this report.

In addition, certain other immaterial amounts in prior period financial statements have been reclassified to conform to the current period presentation.

The following tables, recast for the adoption of LDTI for 2021, present Consolidated Balance Sheets and Income Statements line items affected by the revisions and reclassifications of previously reported financial statements adjusted for the adoption of LDTI, detailing amounts previously reported, the impact upon those line items due to revisions and reclassifications and amounts as currently revised within the financial statements. For the years ended December 31, 2021 and 2020 the reclassification also impacted the Consolidated Statements of Cash Flows in the amount of $61 million and $65 million, respectively, which increased financing cash flows offset by a decrease in operating cash flows. In addition, there were revisions reflected in our disclosures throughout these Consolidated Financial Statements.

Consolidated Balance Sheets (in millions)	As Previously Reported	Impact for the Adoption of LDTI	Impact of Revisions and Reclassifications	As Revised
	12/31/21	12/31/21	12/31/21	12/31/21

Assets
Deferred acquisition costs	$14,246	$(727)	$—	$13,519
Reinsurance recoverable, net of allowance for credit losses	33,169	(292)	—	32,877
Reinsurance recoverable on market risk benefits, at fair value	—	383	—	383
Market risk benefit assets, at fair value	—	1,664	—	1,664
Deferred income taxes, net	909	762	—	1,671
Other assets	577	4	75	656
Total assets	372,045	1,794	75	373,914

Liabilities
Reserves for future policy benefits and claims payable	17,617	(3,477)	1,037	15,177
Other contract holder funds	59,456	(5)	(962)	58,489
Market risk benefit liabilities, at fair value	—	8,033	—	8,033
Other liabilities	1,946	(1)	—	1,945
Total liabilities	360,009	4,550	75	364,634

Equity
Accumulated other comprehensive income, net of tax expense	1,890	(386)	—	1,504
Retained earnings	4,168	(2,370)	—	1,798
Total Equity	12,036	(2,756)	—	9,280
Total liabilities and equity	$372,045	$1,794	$75	$373,914

Consolidated Income Statements (in millions)	As Previously Reported	Impact for the Adoption of LDTI	Impact of Revisions and Reclassifications	As Revised
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/21	12/31/21	12/31/21

Revenues
Fee income	$7,594	$—	$400	$7,994
Premium	107	—	15	122
Net investment income	3,086	—	54	3,140
Total net gains (losses) on derivatives and investments	(2,480)	(2,887)	—	(5,367)
Total revenues	8,400	(2,887)	469	5,982

Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	892	(45)	57	904
(Gain) loss from updating future policy benefits cash flow assumptions, net	—	41	—	41
Market risk benefits (gains) losses, net	—	(3,966)	—	(3,966)
Interest credited on other contract holder funds, net of deferrals and amortization	861	(2)	(34)	825
Operating costs and other expenses, net of deferrals	2,242	—	447	2,689
Amortization of deferred acquisition costs	520	786	(1)	1,305
Total benefits and expenses	4,537	(3,186)	469	1,820
Pretax income (loss)	3,863	299	$—	4,162
Income tax (benefit) expense	616	64	—	680
Net income (loss)	$3,247	$235	$—	$3,482

Consolidated Income Statements (in millions)	As Previously Reported	Impact for the Adoption of LDTI	Impact of Revisions and Reclassifications	As Revised
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/20	12/31/20	12/31/20

Revenues
Fee income	$6,504	$—	$336	$6,840
Premium	130	—	27	157
Net investment income	2,781	—	55	2,836
Total revenues	3,025	—	418	3,443

Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	1,235	—	78	1,313
Interest credited on other contract holder funds, net of deferrals and amortization	1,202	—	91	1,293
Operating costs and other expenses, net of deferrals	807	—	393	1,200
Amortization of deferred acquisition costs	(390)	—	(144)	(534)
Total benefits and expenses	5,418	—	418	5,836
Net income (loss)	$(1,552)	$—	$—	$(1,552)

25.    Selected Quarterly Financial Data (Unaudited)

Effective January 1, 2023, the Company adopted LDTI using the modified retrospective transition method relating to liabilities for traditional and limited payment contracts and deferred policy acquisition costs associated therewith; and on a retrospective basis, in relation to market risk benefits ("MRBs"). See Note 2 of the Notes to Consolidated Financial Statements for further description of the adoption of this new accounting principle.

The following table contains quarterly financial information recast for the years ended December 31, 2022 and 2021 (in millions):

	Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2022	2021	2022	2021	2022	2021	2022	2021
Revenues
Fee income	$1,997	$1,890	$1,920	$1,976	$1,893	$2,047	$1,861	$2,081
Premiums	31	31	26	31	30	30	22	30
Net investment income:
Net investment income excluding funds withheld assets	398	537	355	450	335	472	378	493
Net investment income on funds withheld assets	260	291	364	294	313	299	317	304
Total net investment income	658	828	719	744	648	771	695	797
Net gains (losses) on derivatives and investments:
Net gains (losses) on derivatives and investments	(1,566)	(2,839)	2,940	(388)	(194)	(421)	(4,198)	(1,698)
Net gains (losses) on funds withheld reinsurance treaties	1,028	898	1,077	(768)	555	(115)	(474)	(36)
Total net gains (losses) on derivatives and investments	(538)	(1,941)	4,017	(1,156)	361	(536)	(4,672)	(1,734)
Other income	20	23	20	31	19	17	25	22
Total revenues	2,168	831	6,702	1,626	2,951	2,329	(2,069)	1,196

Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	288	255	261	214	240	280	246	155
(Gain) loss from updating future policy benefits cash flow assumptions, net	15	48	14	6	(39)	(15)	(26)	2
Market risk benefits (gains) losses, net	(1,907)	(6,522)	1,184	1,512	(913)	1,066	(1,900)	(22)
Interest credited on other contract holder funds, net of deferrals and amortization	195	212	206	207	223	205	235	201
Interest expense	5	6	6	7	8	4	18	5
Operating costs and other expenses, net of deferrals	631	631	532	655	568	666	602	737
Amortization of deferred acquisition costs	316	331	308	328	304	327	297	319
Total benefits and expenses	(457)	(5,039)	2,511	2,929	391	2,533	(528)	1,397
Pretax income (loss)	2,625	5,870	4,191	(1,303)	2,560	(204)	(1,541)	(201)
Income tax expense (benefit)	395	1,118	854	(246)	661	(98)	(380)	(94)
Net income (loss)	2,230	4,752	3,337	(1,057)	1,899	(106)	(1,161)	(107)

26.    Subsequent Events (Unaudited)

The Company has evaluated subsequent events through the date these recast Consolidated Financial Statements were issued.

In early March through late April, several regional U.S. banks were taken over by federal regulators with the Federal Deposit Insurance Corporation ("FDIC") being named the receiver. These bank failures raised concern among investors and depositors regarding the solvency and liquidity of regional banks across the country, leading to increased stress on the banking sector. In response, the FDIC invoked a systemic risk exception allowing the government to ensure repayment of all amounts on deposit at the failed banks. We continue to monitor and analyze the ongoing situation in the banking sector. Except for assets held as part of reinsurance arrangements within our funds withheld portfolios, where the Company does not have exposure to default risk, the Company's general account portfolio had no exposure to Silicon Valley Bank ("SVB"), Signature Bank, First Republic Bank, and Credit Suisse Additional Tier 1 debt as of March 31, 2023.

Schedule I
Jackson National Life Insurance Company and Subsidiaries
Summary of Investments—Other Than Investments in Related Parties
(In millions)

	As of December 31, 2022
			Amount at
			Which Shown
	Cost or		on Balance
Type of Investment	Amortized Cost	Fair Value	Sheet
Debt securities:
Bonds:
U.S. government securities	$5,731	$4,724	$4,724
Other government securities	1,719	1,468	1,468
Public utilities	5,833	5,167	5,167
Corporate securities	26,532	22,905	22,905
Residential mortgage-backed	498	452	452
Commercial mortgage-backed	1,813	1,631	1,631
Other asset-backed securities	6,231	5,725	5,725
Total debt securities	48,357	42,072	42,072
Equity securities	359	359	359
Mortgage loans	11,549	N/A	11,549
Policy loans	4,376	N/A	4,376
Derivative instruments	1,270	N/A	1,270
Other invested assets	2,174	N/A	2,817
Total investments	$68,085		$62,443

See the accompanying Report of Independent Registered Public Accounting Firm

Schedule III
Jackson National Life Insurance Company and Subsidiaries
Supplemental Insurance Information
(In millions)

		Reserves for
	Deferred	Future Policy
	Acquisition	Benefits and	Other Contract
	Costs	Claims Payable	Holder Funds
December 31, 2022(1)
Retail Annuities	$12,725	$1,406	$36,231
Closed Life and Annuity Blocks	119	10,894	12,730
Institutional Products	—	—	9,019
Corporate and Other	74	—	—
Total	$12,918	$12,300	$57,980

December 31, 2021(1)
Retail Annuities	$13,365	$1,706	$36,501
Closed Life and Annuity Blocks	130	13,471	13,158
Institutional Products	—	—	8,830
Corporate and Other	24	—	—
Total	$13,519	$15,177	$58,489

December 31, 2020
Retail Annuities	$13,739	$9,075	$38,720
Closed Life and Annuity Blocks	134	13,417	13,491
Institutional Products	—	—	11,138
Corporate and Other	24	—	—
Total	$13,897	$22,492	$63,349

(1) Recast for the adoption of ASU 2018-12. See Notes 1 and 2 to the Consolidated Financial Statements .

(continued)

Schedule III
Jackson National Life Insurance Company and Subsidiaries
Supplemental Insurance Information
(In millions)

			Interest Credited	Deferred
			on Other	Acquisition and	Operating
		Net Investment	Contract Holder	Sales Inducements	Costs and
	Premium	Income	Funds	Amortization	Other Expenses
December 31, 2022(1)
Retail Annuities	$10	$394	$246	$557	$2,174
Closed Life and Annuity Blocks	111	706	412	11	129
Institutional Products	—	312	201	—	5
Corporate and Other	—	55	—	—	25
Segment subtotal	121	1,467	859	568	2,333
Non-operating items (2)	(12)	1,253	—	657	—
Total	$109	$2,720	$859	$1,225	$2,333

December 31, 2021(1)
Retail Annuities	$15	$686	$218	$556	$2,455
Closed Life and Annuity Blocks	119	950	419	12	181
Institutional Products	—	260	188	—	5
Corporate and Other	—	56	—	—	48
Segment subtotal	134	1,952	825	568	2,689
Non-operating items (2)	(12)	1,188	—	737	—
Total	$122	$3,140	$825	$1,305	$2,689

December 31, 2020
Retail Annuities	$27	$947	$469	$55	$2,172
Closed Life and Annuity Blocks	143	776	436	17	190
Institutional Products	—	355	250	—	5
Corporate and Other	—	(34)	—	20	36
Segment subtotal	170	2,044	1,155	92	2,403
Non-operating items (1)	(13)	792	138	(626)	(1,203)
Total	$157	$2,836	$1,293	$(534)	$1,200

(1) Recast for the adoption of ASU 2018-12. See Notes 1 and 2 to the Consolidated Financial Statements .
(2) See Note 3. Segment Information for further details on the non-operating items.

See the accompanying Report of Independent Registered Public Accounting Firm

Schedule IV
Jackson National Life Insurance Company and Subsidiaries
Reinsurance
For the Years Ended December 31, 2022, 2021, and 2020
(In millions)

					% Amount
					Assumed to
	Gross Amount	Ceded	Assumed	Net Amount	Net
December 31, 2022
Life insurance in-force	$86,792	$55,496	$15,976	$47,272	33.8%
Insurance premium
Life insurance	$325	$251	$37	$111	33.3%
Accident and health	25	28	3	—
Payout annuity	10	—	—	10
Annuity guaranteed benefits	—	12	—	(12)
Total insurance premium	$360	$291	$40	$109	36.7%

December 31, 2021
Life insurance in-force	$105,704	$72,034	$16,358	$50,028	32.7%
Insurance premium
Life insurance	$354	$273	$38	$119	31.9%
Accident and health	38	42	4	—
Payout annuity	15	—	—	15
Annuity guaranteed benefits	—	12	—	(12)
Total insurance premium	$407	$327	$42	$122	34.4%

December 31, 2020
Life insurance in-force	$118,328	$81,858	$17,034	$53,504	31.8%
Insurance premium
Life insurance	$273	$172	$42	$143	29.6%
Accident and health	36	41	5	—
Payout annuity	27	—	—	27
Annuity guaranteed benefits	—	13	—	(13)
Total insurance premium	$336	$226	$47	$157	29.9%

See the accompanying Report of Independent Registered Public Accounting Firm

Schedule V
Jackson National Life Insurance Company and Subsidiaries
Valuation and Qualifying Accounts
For the Years Ended December 31, 2022 and 2021
(In millions)

	Balance at	Charged to
	Beginning	Costs and				Balance at
	of Period	Expenses		Deductions		End of Period
December 31, 2022
Allowance for credit losses on debt securities	$9	$36		$(22)	(1)	$23
Allowances for credit losses on mortgage and other loans	94	—		1	(2)	95
Allowance for credit losses on reinsurance recoverable	12	3		—		15
Valuation allowance on deferred tax asset	—	900	(3)	—		900
	$115	$939		$(21)		$1,033

December 31, 2021
Allowance for credit losses on debt securities	$14	$11		$(16)	(1)	$9
Allowances for credit losses on mortgage and other loans	179	—		(85)	(2)	94
Allowance for credit losses on reinsurance recoverable	13	—		(1)		12
Valuation allowance on deferred tax asset	—	—		—		—
	$206	$11		$(102)		$115

(1) Represents reductions for securities disposed.
(2) Represents provision (release) of allowance for write-offs.
(3) Includes $900 million valuation allowance during the year ended December 31, 2022, associated with the unrealized tax losses in the companies' available for sale securities portfolio, see Note 15. Income Taxes for further information.

See the accompanying Report of Independent Registered Public Accounting Firm